                          RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                          DEPOSITOR,

                               RESIDENTIAL FUNDING CORPORATION,

                                       MASTER SERVICER,

                                             AND

                                  JPMORGAN CHASE BANK, N.A.

                                           TRUSTEE

                               POOLING AND SERVICING AGREEMENT

                                   DATED AS OF JUNE 1, 2005

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES

                                       Series 2005-RS6

                                      TABLE OF CONTENTS

                                                                                          Page

                                          ARTICLE I

                                         DEFINITIONS

                                          ARTICLE II

               CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

   Section 2.01. Conveyance of Mortgage Loans...............................................64
   Section 2.02. Acceptance by Trustee......................................................67
   Section 2.03. Representations, Warranties and Covenants of the Master Servicer
                 and the Depositor..........................................................69
   Section 2.04. Representations and Warranties of Residential Funding......................71
   Section 2.05. Execution and Authentication of Certificates; Conveyance of REMIC
                 Regular Interests..........................................................73

                                         ARTICLE III

                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

   Section 3.01. Master Servicer to Act as Servicer.........................................75
   Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers;

   Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
                 Certificateholders.........................................................78
   Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee............78
   Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial
                 Account....................................................................79
   Section 3.08. Subservicing Accounts; Servicing Accounts..................................81
   Section 3.09. Access to Certain Documentation and Information Regarding the

   Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification

   Section 3.16. Servicing and Other Compensation; Eligible Master Servicing

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

   Section 4.01. Certificate Account.......................................................100
   Section 4.02. Distributions.............................................................100
   Section 4.03. Statements to Certificateholders; Statements to Rating Agencies;
                 Exchange Act Reporting....................................................108
   Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances

   Section 4.09. Distribution of Class A Basis Risk Shortfall Carry-Forward Amounts
                 and Class M Basis Risk Shortfall Carry-Forward Amounts; Reserve

                                          ARTICLE V

                                       THE CERTIFICATES

                                          ARTICLE VI

                            THE DEPOSITOR AND THE MASTER SERVICER

   Section 6.01. Respective Liabilities of the Depositor and the Master Servicer...........131
   Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer;
                 Assignment of Rights and Delegation of Duties by Master Servicer..........131
   Section 6.03. Limitation on Liability of the Depositor, the Master Servicer and
                 Others....................................................................132
   Section 6.04. Depositor and Master Servicer Not to Resign...............................133

                                         ARTICLE VII

                                           DEFAULT

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

                                          ARTICLE IX

                                         TERMINATION

   Section 9.01. Termination Upon Purchase by Residential Funding or Liquidation of
                 All Mortgage Loans........................................................147
   Section 9.02. Additional Termination Requirements.......................................150

                                          ARTICLE X

                                       REMIC PROVISIONS

   Section 10.01.REMIC Administration......................................................151
   Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification..........155

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

EXHIBITS

Exhibit A      Form of Class A Certificate
Exhibit B      Form of Class M Certificate
Exhibit C      Form of Class B Certificate
Exhibit D      Form of Class SB Certificate
Exhibit E      Form of Class R Certificate
Exhibit F      Form of Custodial Agreement
Exhibit G-1    Group I Loan Schedule
Exhibit G-2    Group II Loan Schedule
Exhibit H      Forms of Request for Release
Exhibit I-1    Form of Transfer Affidavit and Agreement
Exhibit I-2    Form of Transferor Certificate
Exhibit J      Form of Investor Representation Letter
Exhibit K      Form of Transferor Representation Letter
Exhibit L      Text of Amendment to Pooling and Servicing Agreement Pursuant to Section
               11.01(e) for a Limited Guaranty
Exhibit M      Form of Limited Guaranty
Exhibit N      Form of Lender Certification for Assignment of Mortgage Loan
Exhibit O      Form of Rule 144A Investment Representation
Exhibit P      [Reserved]
Exhibit Q      Form of ERISA Representation Letter (Class M Certificates and Class B
               Certificates)
Exhibit R-1    Form 10-K Certification
Exhibit R-2    Form 10-K Back-up Certification
Exhibit S      Information to be Provided by the Master Servicer to the Rating Agencies
               Relating to Reportable Modified Mortgage Loans
Exhibit T      Schedule of Swap Agreement Notional Balances
Exhibit U      Swap Agreement

        This Pooling and Servicing Agreement,  effective as of June 1, 2005, among RESIDENTIAL
ASSET  MORTGAGE  PRODUCTS,  INC., as depositor  (together  with its permitted  successors  and assigns,  the "Depositor"),  RESIDENTIAL  FUNDING  CORPORATION,  as master servicer  (together with its permitted  successors and assigns,  the "Master Servicer"),  and JPMORGAN CHASE BANK,
N.A.,  a  banking  association  organized  under the laws of the  United  States,  as  trustee
(together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The  Depositor  intends  to  sell  mortgage  asset-backed   pass-through  certificates
(collectively,  the  "Certificates"),  to be issued hereunder in twenty-two classes,  which in the aggregate  will evidence the entire  beneficial  ownership  interest in the Mortgage Loans
(as defined herein).

                                           REMIC I

        As  provided  herein,  the  REMIC  Administrator  will make an  election  to treat the segregated  pool of assets  consisting of the Mortgage  Loans and certain other related assets
(exclusive  of the Reserve  Fund,  the Swap  Account and the Swap  Agreement)  subject to this
Agreement as a real estate  mortgage  investment  conduit (a "REMIC")  for federal  income tax purposes,  and such  segregated  pool of assets will be designated as "REMIC I." The Class R-I
Certificates  will  represent  the sole class of "residual  interests" in REMIC I for purposes of the REMIC  Provisions  (as defined  herein)  under  federal  income tax law. The  following table  irrevocably sets forth the designation,  remittance rate (the  "Uncertificated  REMIC I
Pass-Through Rate") and initial  Uncertificated  Principal Balance for the "regular interests"
in  REMIC  I  (the  "REMIC  I  Regular  Interests").   The  "latest  possible  maturity  date"
(determined for purposes of satisfying  Treasury regulation Section  1.860G-1(a)(4)(iii))  for the  REMIC I  Regular  Interests  shall be the 360th  Distribution  Date.  The REMIC I Regular
Interests will not be certificated.

                        UNCERTIFICATED REMIC
                                  I            UNCERTIFICATED PRINCIPAL     LATEST POSSIBLE
      DESIGNATION         PASS-THROUGH RATE            BALANCE               MATURITY DATE
                                               $
 A-I                    Variable(1)           1,231.00                       June 25, 2035
                                               $
 I-1-A                  Variable(1)           4,670,916.15                   June 25, 2035
                                               $
 I-1-B                  Variable(1)           4,670,916.15                   June 25, 2035
                                               $
 I-2-A                  Variable(1)           6,652,579.07                   June 25, 2035
                                               $
 I-2-B                  Variable(1)           6,652,579.07                   June 25, 2035
                                               $
 I-3-A                  Variable(1)           32,456,673.20                  June 25, 2035
                                               $
 I-3-B                  Variable(1)           32,456,673.20                  June 25, 2035
                                               $
 I-4-A                  Variable(1)           13,467,052.79                  June 25, 2035
                                               $
 I-4-B                  Variable(1)           13,467,052.79                  June 25, 2035
                                               $
 I-5-A                  Variable(1)           11,868,110.93                  June 25, 2035
                                               $
 I-5-B                  Variable(1)           11,868,110.93                  June 25, 2035
                                               $
 I-6-A                  Variable(1)           13,719,631.84                  June 25, 2035
                                               $
 I-6-B                  Variable(1)           13,719,631.84                  June 25, 2035
                                               $
 I-7-A                  Variable(1)           15,516,881.89                  June 25, 2035
                                               $
 I-7-B                  Variable(1)           15,516,881.89                  June 25, 2035
                                               $
 I-8-A                  Variable(1)           17,516,988.76                  June 25, 2035
                                               $
 I-8-B                  Variable(1)           17,516,988.76                  June 25, 2035
                                               $
 I-9-A                  Variable(1)           20,038,669.21                  June 25, 2035
                                               $
 I-9-B                  Variable(1)           20,038,669.21                  June 25, 2035
                                               $
 I-10-A                 Variable(1)           19,696,755.39                  June 25, 2035
                                               $
 I-10-B                 Variable(1)           19,696,755.39                  June 25, 2035
                                               $
 I-11-A                 Variable(1)           20,363,624.75                  June 25, 2035
                                               $
 I-11-B                 Variable(1)           20,363,624.75                  June 25, 2035
                                               $
 I-12-A                 Variable(1)           19,409,981.61                  June 25, 2035
                                               $
 I-12-B                 Variable(1)           19,409,981.61                  June 25, 2035
                                               $
 I-13-A                 Variable(1)           18,500,678.94                  June 25, 2035
                                               $
 I-13-B                 Variable(1)           18,500,678.94                  June 25, 2035
                                               $
 I-14-A                 Variable(1)           17,634,647.21                  June 25, 2035
                                               $
 I-14-B                 Variable(1)           17,634,647.21                  June 25, 2035
                                               $
 I-15-A                 Variable(1)           16,809,806.49                  June 25, 2035
                                               $
 I-15-B                 Variable(1)           16,809,806.49                  June 25, 2035
                                               $
 I-16-A                 Variable(1)           16,024,177.50                  June 25, 2035
                                               $
 I-16-B                 Variable(1)           16,024,177.50                  June 25, 2035
                                               $
 I-17-A                 Variable(1)           15,285,027.27                  June 25, 2035
                                               $
 I-17-B                 Variable(1)           15,285,027.27                  June 25, 2035
                                               $
 I-18-A                 Variable(1)           14,570,818.89                  June 25, 2035
                                               $
 I-18-B                 Variable(1)           14,570,818.89                  June 25, 2035
                                               $
 I-19-A                 Variable(1)           13,911,768.44                  June 25, 2035
                                               $
 I-19-B                 Variable(1)           13,911,768.44                  June 25, 2035
                                               $
 I-20-A                 Variable(1)           13,709,537.67                  June 25, 2035
                                               $
 I-20-B                 Variable(1)           13,709,537.67                  June 25, 2035
                                               $
 I-21-A                 Variable(1)           15,586,905.92                  June 25, 2035
                                               $
 I-21-B                 Variable(1)           15,586,905.92                  June 25, 2035
                                               $
 I-22-A                 Variable(1)           46,610,692.98                  June 25, 2035
                                               $
 I-22-B                 Variable(1)           46,610,692.98                  June 25, 2035
                                               $
 I-23-A                 Variable(1)           128,336,583.33                 June 25, 2035
                                               $
 I-23-B                 Variable(1)           128,336,583.33                 June 25, 2035
                                               $
 I-24-A                 Variable(1)           5,459,446.89                   June 25, 2035
                                               $
 I-24-B                 Variable(1)           5,459,446.89                   June 25, 2035
                                               $
 I-25-A                 Variable(1)           4,783,546.70                   June 25, 2035
                                               $
 I-25-B                 Variable(1)           4,783,546.70                   June 25, 2035
                                               $
 I-26-A                 Variable(1)           3,998,025.16                   June 25, 2035
                                               $
 I-26-B                 Variable(1)           3,998,025.16                   June 25, 2035
                                               $
 I-27-A                 Variable(1)           3,009,740.35                   June 25, 2035
                                               $
 I-27-B                 Variable(1)           3,009,740.35                   June 25, 2035
                                               $
 I-28-A                 Variable(1)           2,867,797.86                   June 25, 2035
                                               $
 I-28-B                 Variable(1)           2,867,797.86                   June 25, 2035
                                               $
 I-29-A                 Variable(1)           2,736,524.31                   June 25, 2035
                                               $
 I-29-B                 Variable(1)           2,736,524.31                   June 25, 2035
                                               $
 I-30-A                 Variable(1)           2,611,921.00                   June 25, 2035
                                               $
 I-30-B                 Variable(1)           2,611,921.00                   June 25, 2035
                                               $
 I-31-A                 Variable(1)           2,493,622.50                   June 25, 2035
                                               $
 I-31-B                 Variable(1)           2,493,622.50                   June 25, 2035
                                               $
 I-32-A                 Variable(1)           2,409,807.12                   June 25, 2035
                                               $
 I-32-B                 Variable(1)           2,409,807.12                   June 25, 2035
                                               $
 I-33-A                 Variable(1)           2,414,927.65                   June 25, 2035
                                               $
 I-33-B                 Variable(1)           2,414,927.65                   June 25, 2035
                                               $
 I-34-A                 Variable(1)           6,991,604.00                   June 25, 2035
                                               $
 I-34-B                 Variable(1)           6,991,604.00                   June 25, 2035
                                               $
 I-35-A                 Variable(1)           7,117,789.34                   June 25, 2035
                                               $
 I-35-B                 Variable(1)           7,117,789.34                   June 25, 2035
                                               $
 I-36-A                 Variable(1)           1,375,898.99                   June 25, 2035
                                               $
 I-36-B                 Variable(1)           1,375,898.99                   June 25, 2035
                                               $
 I-37-A                 Variable(1)           1,325,842.52                   June 25, 2035
                                               $
 I-37-B                 Variable(1)           1,325,842.52                   June 25, 2035
                                               $
 I-38-A                 Variable(1)           1,277,812.02                   June 25, 2035
                                               $
 I-38-B                 Variable(1)           1,277,812.02                   June 25, 2035
                                               $
 I-39-A                 Variable(1)           1,231,715.02                   June 25, 2035
                                               $
 I-39-B                 Variable(1)           1,231,715.02                   June 25, 2035
                                               $
 I-40-A                 Variable(1)           1,187,463.76                   June 25, 2035
                                               $
 I-40-B                 Variable(1)           1,187,463.76                   June 25, 2035
                                               $
 I-41-A                 Variable(1)           1,144,974.91                   June 25, 2035
                                               $
 I-41-B                 Variable(1)           1,144,974.91                   June 25, 2035
                                               $
 I-42-A                 Variable(1)           1,104,169.32                   June 25, 2035
                                               $
 I-42-B                 Variable(1)           1,104,169.32                   June 25, 2035
                                               $
 I-43-A                 Variable(1)           1,064,971.84                   June 25, 2035
                                               $
 I-43-B                 Variable(1)           1,064,971.84                   June 25, 2035
                                               $
 I-44-A                 Variable(1)           1,027,311.01                   June 25, 2035
                                               $
 I-44-B                 Variable(1)           1,027,311.01                   June 25, 2035
                                               $
 I-45-A                 Variable(1)           991,118.97                     June 25, 2035
                                               $
 I-45-B                 Variable(1)           991,118.97                     June 25, 2035
                                               $
 I-46-A                 Variable(1)           956,331.20                     June 25, 2035
                                               $
 I-46-B                 Variable(1)           956,331.20                     June 25, 2035
                                               $
 I-47-A                 Variable(1)           922,886.34                     June 25, 2035
                                               $
 I-47-B                 Variable(1)           922,886.34                     June 25, 2035
                                               $
 I-48-A                 Variable(1)           890,726.06                     June 25, 2035
                                               $
 I-48-B                 Variable(1)           890,726.06                     June 25, 2035
                                               $
 I-49-A                 Variable(1)           859,794.84                     June 25, 2035
                                               $
 I-49-B                 Variable(1)           859,794.84                     June 25, 2035
                                               $
 I-50-A                 Variable(1)           830,039.88                     June 25, 2035
                                               $
 I-50-B                 Variable(1)           830,039.88                     June 25, 2035
                                               $
 I-51-A                 Variable(1)           801,410.92                     June 25, 2035
                                               $
 I-51-B                 Variable(1)           801,410.92                     June 25, 2035
                                               $
 I-52-A                 Variable(1)           773,860.12                     June 25, 2035
                                               $
 I-52-B                 Variable(1)           773,860.12                     June 25, 2035
                                               $
 I-53-A                 Variable(1)           747,341.92                     June 25, 2035
                                               $
 I-53-B                 Variable(1)           747,341.92                     June 25, 2035
                                               $
 I-54-A                 Variable(1)           729,362.81                     June 25, 2035
                                               $
 I-54-B                 Variable(1)           729,362.81                     June 25, 2035
                                               $
 I-55-A                 Variable(1)           696,777.65                     June 25, 2035
                                               $
 I-55-B                 Variable(1)           696,777.65                     June 25, 2035
                                               $
 I-56-A                 Variable(1)           691,965.18                     June 25, 2035
                                               $
 I-56-B                 Variable(1)           691,965.18                     June 25, 2035
                                               $
 I-57-A                 Variable(1)           1,132,588.88                   June 25, 2035
                                               $
 I-57-B                 Variable(1)           1,132,588.88                   June 25, 2035
                                               $
 I-58-A                 Variable(1)           737,687.37                     June 25, 2035
                                               $
 I-58-B                 Variable(1)           737,687.37                     June 25, 2035
                                               $
 I-59-A                 Variable(1)           873,039.50                     June 25, 2035
                                               $
 I-59-B                 Variable(1)           873,039.50                     June 25, 2035
                                               $
 I-60-A                 Variable(1)           17,371,645.93                  June 25, 2035
                                               $
 I-60-B                 Variable(1)           17,371,645.93                  June 25, 2035
___________________________
 (1)    Calculated in accordance with the definition of  "Uncertificated  REMIC I Pass-Through
Rate" herein.

                                           REMIC II

        As provided herein,  the REMIC  Administrator  will elect to treat the segregated pool of assets  consisting  of the REMIC I Regular  Interests  as a REMIC for  federal  income  tax purposes,  and such  segregated  pool of assets will be  designated  as "REMIC II".  The Class
R-II Certificates  will be the sole class of "residual  interests" in REMIC II for purposes of the REMIC  Provisions.  The  following  table  irrevocably  sets  forth the  designation,  the
Uncertificated REMIC II Pass-Through Rate, the initial  Uncertificated  Principal Balance and, for  purposes of  satisfying  Treasury  Regulation  Section  1.860G-1(a)(4)(iii),  the "latest possible maturity date" for each of the REMIC II Regular  Interests (as defined herein).  None of the REMIC II Regular Interests will be certificated.

                        UNCERTIFICATED REMIC
                                 II             INITIAL UNCERTIFICATED      LATEST POSSIBLE
      DESIGNATION         PASS-THROUGH RATE       PRINCIPAL BALANCE          MATURITY DATE
          I-AA               Variable(1)       $
                                              1,176,001,206.38               June 25, 2035
         A-I-1               Variable(1)       $
                                              2,538,900.00                   June 25, 2035
         A-I-2               Variable(1)       $
                                              2,500,100.00                   June 25, 2035
         A-I-3               Variable(1)       $
                                              404,100.00                     June 25, 2035
         A-II-1              Variable(1)       $
                                              3,464,800.00                   June 25, 2035
         A-II-2              Variable(1)       $
                                              866,100.00                     June 25, 2035
          M-1                Variable(1)       $
                                              510,000.00                     June 25, 2035
          M-2                Variable(1)       $
                                              330,000.00                     June 25, 2035
          M-3                Variable(1)       $
                                              210,000.00                     June 25, 2035
          M-4                Variable(1)       $
                                              210,000.00                     June 25, 2035
          M-5                Variable(1)       $
                                              78,000.00                      June 25, 2035
          M-6                Variable(1)       $
                                              168,000.00                     June 25, 2035
          M-7                Variable(1)       $
                                              144,000.00                     June 25, 2035
          M-8                Variable(1)       $
                                              120,000.00                     June 25, 2035
          M-9                Variable(1)       $
                                              120,000.00                     June 25, 2035
          M-10               Variable(1)       $
                                              120,000.00                     June 25, 2035
          B-1                Variable(1)       $
                                              48,000.00                      June 25, 2035
          I-ZZ               Variable(1)       $
                                              12,168,024.62                  June 25, 2035
           IO                    (1)                     (2)                 June 25, 2035
___________________________
----------------------------------------------------------------------------------------------
 (1)    Calculated in accordance with the definition of "Uncertificated  REMIC II Pass-Through
Rate" herein.
(2)     REMIC II Regular  Interest IO will not have an  Uncertificated  Principal  Balance but will accrue interest on its  uncertificated  notional amount  calculated in accordance with the definition of "Uncertificated Notional Amount" herein.

                                          REMIC III

        As provided herein,  the REMIC  Administrator  will elect to treat the segregated pool of assets  consisting  of the REMIC II Regular  Interests  as a REMIC for  federal  income tax purposes,  and such  segregated  pool of assets  will be  designated  as REMIC III.  The Class
R-III  Certificates  will  represent  the sole class of "residual  interests" in REMIC III for purposes  of  the  REMIC  Provisions  under  federal  income  tax  law.  The  following  table irrevocably sets forth the  designation,  Pass-Through  Rate,  aggregate  Initial  Certificate
Principal Balance (or  Uncertificated  Principal  Balance,  in the case of the Class SB and IO interests),  certain features,  Final Scheduled Distribution Date and initial ratings for each
Class of Certificates  comprising the interests  representing "regular interests" in REMIC III and the Class R Certificates.  The "latest  possible  maturity date"  (determined for purposes of  satisfying  Treasury  Regulation  Section  1.860G-1(a)(4)(iii))  for each Class of Regular
Certificates shall be the 360th Distribution Date.

        Each  Certificate,  other than the Class SB Certificate  and the Class R Certificates, represents  ownership of a regular  interest in REMIC III and also represents (i) the right to receive  payments with respect to the related Basis Risk  Shortfall  Carry-Forward  Amount and
(ii) the  obligation to pay Class IO  Distribution  Amount.  The  entitlement  to principal of the REMIC III regular interest which  corresponds to each such  Certificate  shall be equal in amount and timing to the entitlement to principal of such Certificate.

                                            AGGREGATE
                                             INITIAL                     FINAL
                                           CERTIFICATE                 SCHEDULED
                           PASS-THROUGH     PRINCIPAL                 DISTRIBUTION
  DESIGNATION      TYPE        RATE          BALANCE       FEATURES       DATE          INITIAL RATINGS
                                                                                      S&P    MOODY'S  FITCH
Class A-I-1((6))  Senior   Adjustable(1)   $  253,890,000.00Senior   July 25, 2025    AAA      Aaa     AAA
     Class        Senior   Adjustable(1)   $  250,010,000.00Senior   April 25, 2034   AAA      Aaa     AAA
  A-I-2((6))                   ((2))
     Class        Senior   Adjustable(1)   $   40,410,000.00Senior   June 25, 2035    AAA      Aaa     AAA
  A-I-3((6))                   ((2))
     Class        Senior   Adjustable(1)   $  346,480,000.00Senior   June 25, 2035    AAA      Aaa     AAA
  A-II-1((6))                  ((2))
     Class        Senior   Adjustable(1)   $   86,610,000.00Senior   June 25, 2035    AAA      Aaa     AAA
  A-II-2((6))                  ((2))
Class M-1((6))  Mezzanine  Adjustable(1)   $   51,000,000.Mezzanine  June 25, 2035    AA+      Aa1     AA+
                               ((2))
Class M-2((6))  Mezzanine  Adjustable(1)   $   33,000,000.Mezzanine  June 25, 2035     AA      Aa2     AA
                               ((2))
Class M-3((6))  Mezzanine  Adjustable(1)   $   21,000,000.Mezzanine  June 25, 2035    AA-      Aa3     AA
                               ((2))
Class M-4((6))  Mezzanine  Adjustable(1)   $   21,000,000.Mezzanine  June 25, 2035     A+      A1      AA-
                               ((2))
Class M-5((6))  Mezzanine  Adjustable(1)   $    7,800,000.Mezzanine  June 25, 2035     A+      A2      AA-
                               ((2))
Class M-6((6))  Mezzanine  Adjustable(1)   $   16,800,000.Mezzanine  June 25, 2035     A       A3      A+
                               ((2))
Class M-7((6))  Mezzanine  Adjustable(1)   $   14,400,000.Mezzanine  June 25, 2035    BBB+    Baa1      A
                               ((2))
Class M-8((6))  Mezzanine  Adjustable(1)   $   12,000,000.Mezzanine  June 25, 2035    BBB     Baa2     A-
                               ((2))
Class M-9((6))  Mezzanine  Adjustable(1)   $   12,000,000.Mezzanine  June 25, 2035    BBB-    Baa3    BBB+
                               ((2))
Class M-10((6)) Mezzanine  Adjustable(1)   $   12,000,000.Mezzanine  June 25, 2035    BB+      Ba1    BBB-
                               ((2))
Class B-1((6))  SubordinateAdjustable(1)   $    4,800,000.SubordinateJune 25, 2035    BB+      NR      BB+
                               ((2))
   Class SB     Subordinate Variable(3)    $   16,801,231.Subordinate     N/A
   Interest
   Class R-I     Residual       N/A                        Residual       N/A
                                                      N/A
  Class R-II     Residual       N/A                        Residual       N/A
                                                      N/A
  Class R-III    Residual       N/A                        Residual       N/A
                                                      N/A
  Class R-IV     Residual       N/A                        Residual       N/A
                                                      N/A
   Class R-V     Residual       N/A                        Residual       N/A
                                                      N/A
   Class IO      Residual       (4)            (5)         Residual       N/A
   Interest
_______________
----------------------------------------------------------------------------------------------
(1) Calculated in accordance  with the definition of  "Pass-Through  Rate" herein.  Each REMIC
    III Regular  Interest  ownership of which is  represented  by a Certificate  will have the same Pass-Through  Rate as that Certificate,  except with respect to the Net WAC Cap Rate.
    The Net WAC Cap Rate for each Regular  Certificate  (other than the Class SB Certificates)
    and each REMIC III Regular  Interest  the  ownership  of which is  represented  thereby is specified in the definition of Net WAC Cap Rate.
(2) On and after the second  Distribution Date after the first possible  Optional  Termination
    Date, the margin on each of the Class A-I-2,  Class A-I-3 and Class A-II Certificates will double and the margin on each of the Class M Certificates  and Class B  Certificates  will increase by 1.5 times.
(3) The Class SB  Interest  will  accrue  interest at its  variable  Pass-Through  Rate on the
    Uncertificated  Notional  Amount of the Class SB  Interest  outstanding  from time to time which shall equal the Uncertificated  Principal Balance of the REMIC II Regular Interests.
    The Class SB Interest will not accrue interest on its Uncertificated Principal Balance.
(4) For federal income tax purposes,  the Class IO Interest will not have a Pass-Through Rate, but will be entitled to 100% of the amounts distributed on REMIC II Regular Interest IO.
(5) For federal  income tax purposes,  the Class IO Interest  will not have an  Uncertificated
    Principal Balance,  but will have a notional amount equal to the  Uncertificated  Notional
    Amount of REMIC II Regular Interest IO.
(6) This Class of  Certificates  represents  ownership  of a "regular  interest" in REMIC III.
    Any amount  distributed on this Class of Certificates on any  Distribution  Date in excess
    of  the  amount   distributable  on  the  related  REMIC  III  Regular  Interest  on  such
    Distribution  Date shall be treated  for federal  income tax  purposes as having been paid from the Reserve Fund or the Swap Account, as applicable,  and any amount distributable on such  REMIC III  Regular  Interest  on such  Distribution  Date in  excess  of the  amount distributable on such Class of Certificates on such  Distribution Date shall be treated as having been paid to the Swap Account,  all pursuant to and as further  provided in Section
    4.09 hereof.

                                           REMIC IV

        As provided herein, the REMIC  Administrator  shall elect to treat the segregated pool of assets  consisting  of the Class SB Interest as a REMIC for  federal  income tax  purposes, and  such  segregated  pool of  assets  will be  designated  as  "REMIC  IV." The  Class  R-IV
Certificate  represents  the sole class of  "residual  interests"  in REMIC IV for purposes of the REMIC Provisions.

        The  following  table sets forth the Class  designation,  Pass-Through  Rate,  Initial
Certificate  Principal  Balance and, for purposes of satisfying  Treasury  Regulation  Section
1.860G-1(a)(4)(iii),   the  "latest  possible  maturity  date"  for  the  indicated  Class  of
Certificates that represents a "regular interest" in REMIC IV created hereunder:

                                                 INITIAL CERTIFICATE        LATEST POSSIBLE
   CLASS DESIGNATION       PASS-THROUGH RATE      PRINCIPAL BALANCE          MATURITY DATE
           SB                 Variable(1)           $16,801,231.22           June 25, 2035
_______________
----------------------------------------------------------------------------------------------
(1)     The Class SB  Certificates  will  receive  100% of amounts  received in respect of the
        Class SB Interest.

                                           REMIC V

        As provided herein, the REMIC  Administrator  shall elect to treat the segregated pool of assets  consisting  of the Class IO Interest as a REMIC for  federal  income tax  purposes, and  such  segregated  pool  of  assets  will be  designated  as  "REMIC  V."  The  Class  R-V
Certificate  represents the sole class of "residual  interests" in REMIC V for purposes of the
REMIC Provisions.

        The  following  table  sets  forth  the  designation,   Pass-Through   Rate,   initial
Uncertificated  Principal Balance and, for purposes of satisfying  Treasury Regulation Section
1.860G-1(a)(4)(iii),   the  "latest  possible  maturity  date"  for  the  indicated  class  of interests that represents a "regular interest" in REMIC V created hereunder:

                                                        INITIAL
                                                     UNCERTIFICATED         LATEST POSSIBLE
      DESIGNATION           PASS-THROUGH RATE      PRINCIPAL BALANCE         MATURITY DATE
         IO(1)                     (2)                    (3)                June 25, 2035
_______________
----------------------------------------------------------------------------------------------
 (1)    REMIC V Regular  Interest IO will be held as an asset of the Swap Account  established by the Trustee.
(2)     REMIC V Regular  Interest IO will not have a Pass-Through  Rate, but will receive 100%
        of amounts received in respect of the Class IO Interest.
(3)     REMIC V Regular Interest IO will not have an  Uncertificated  Principal  Balance,  but will have a notional amount equal to the  Uncertificated  Notional Amount of the Class
        IO Interest.

        The  Mortgage  Loans  have an  aggregate  Cut-off  Date  Principal  Balance  equal  to
$1,200,001,231.22.  The Mortgage Loans are fixed-rate and  adjustable-rate,  fully amortizing, first and second lien mortgage loans having terms to maturity at  origination or  modification of generally not more than 30 years.

        In consideration of the mutual agreements herein contained,  the Depositor, the Master
Servicer and the Trustee agree as follows:

ARTICLE I

                                         DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued Certificate Interest:  With respect to each Distribution Date and the Class A,
Class M and Class B  Certificates,  interest  accrued  during the preceding  Interest  Accrual
Period on its Certificate  Principal  Balance  immediately  prior to such Distribution Date at the related Pass-Through Rate for that Distribution Date.

        The amount of Accrued  Certificate  Interest  on each Class of  Certificates  shall be reduced by the amount of (a) Prepayment  Interest  Shortfalls on the Mortgage Loans during the prior  calendar  month (to the extent not covered by Eligible  Master  Servicing  Compensation pursuant to Section 3.16) and Relief Act  Shortfalls on Mortgage  Loans during the related Due
Period,  in each case to the  extent  allocated  to that  Class of  Certificates  pursuant  to
Section  4.02(k);  and (b) the  interest  portion of Realized  Losses  allocated to such Class through Subordination as described in Section 4.05.

        With  respect  to each  Distribution  Date  and the  Class SB  Certificates,  interest accrued  during the preceding  Interest  Accrual Period at the related  Pass-Through  Rate for that  Distribution  Date on the notional amount as specified in the definition of Pass-Through
Rate,  immediately  prior to such  Distribution  Date in each case,  reduced  by any  interest shortfalls  with respect to the Mortgage Loans  including  Prepayment  Interest  Shortfalls to the extent not covered by Eligible Master Servicing  Compensation  pursuant to Section 3.16 or by Excess Cash Flow pursuant to clauses  (xvii) and (xviii) of Section  4.02(f) or by the Swap
Agreement  pursuant  to  clauses  (C)  and  (D)  of  Section  4.09(c).  In  addition,  Accrued
Certificate   Interest  with  respect  to  each   Distribution   Date,  as  to  the  Class  SB
Certificates,  shall be reduced by an amount equal to the interest  portion of Realized Losses allocated  to the  Overcollateralization  Amount  pursuant  to Section  4.05  hereof.  Accrued
Certificate  Interest  on the Class A, Class M and Class B  Certificates  shall  accrue on the basis  of a  360-day  year and the  actual  number  of days in the  related  Interest  Accrual
Period.  Accrued  Certificate  Interest on the Class SB Certificates shall accrue on the basis of a 360 day year consisting of twelve 30 day months.

        Adjusted   Mortgage  Rate:  With  respect  to  any  Mortgage  Loan  and  any  date  of determination,  the  Mortgage  Rate  borne by the  related  Mortgage  Note,  less the  related
Subservicing Fee Rate.

        Adjustment Date: As to each adjustable-rate  Mortgage Loan, each date set forth in the related  Mortgage  Note on which an  adjustment  to the interest  rate on such  Mortgage  Loan becomes effective.

        Advance:  As to any Mortgage Loan, any advance made by the Master  Servicer,  pursuant to Section 4.04.

        Affected Party:  As defined in the Swap Agreement.

        Affiliate: With respect to any Person, any other Person controlling,  controlled by or under common control with such first Person.  For the purposes of this  definition,  "control"
means  the  power  to  direct  the  management  and  policies  of  such  Person,  directly  or indirectly,  whether  through the  ownership of voting  securities,  by contract or otherwise;
and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Agreement:  This  Pooling  and  Servicing  Agreement  and all  amendments  hereof  and supplements hereto.

        Amount Held for Future  Distribution:  As to any  Distribution  Date, the total of the
amounts  held  in  the   Custodial   Account  at  the  close  of  business  on  the  preceding
Determination  Date  on  account  of (i)  Liquidation  Proceeds,  Subsequent  Recoveries,  REO
Proceeds,  Insurance Proceeds,  Principal  Prepayments,  Mortgage Loan purchases made pursuant to Section 2.02,  2.03,  2.04, 4.07 or 4.08 and Mortgage Loan  substitutions  made pursuant to
Section  2.03 or 2.04  received  or made in the month of such  Distribution  Date  (other than such  Liquidation  Proceeds,  Insurance  Proceeds,  REO Proceeds,  Subsequent  Recoveries  and
purchases of Mortgage  Loans that the Master  Servicer has deemed to have been received in the preceding  month in accordance  with Section  3.07(b)) and (ii) payments which represent early receipt of scheduled  payments of principal and interest due on a date or dates  subsequent to the Due Date in the related Due Period.

        Appraised Value: As to any Mortgaged  Property,  one of the following:  (i) the lesser of (a) the appraised  value of such  Mortgaged  Property  based upon the appraisal made at the time  of the  origination  of the  related  Mortgage  Loan,  and (b) the  sales  price  of the
Mortgaged  Property  at such time of  origination,  (ii) in the case of a  Mortgaged  Property securing a refinanced or modified  Mortgage  Loan,  one of (1) the appraised  value based upon the appraisal  made at the time of  origination  of the loan which was refinanced or modified,
(2) the  appraised  value  determined  in an  appraisal  made at the  time of  refinancing  or modification  or (3) the sales price of the Mortgaged  Property,  or (iii) with respect to the
Mortgage  Loans for which a broker's price opinion was obtained,  the value  contained in such opinion.

        Assignment:   An  assignment  of  the  Mortgage,  notice  of  transfer  or  equivalent instrument,  in recordable form,  sufficient  under the laws of the  jurisdiction  wherein the related  Mortgaged  Property is located to reflect of record the sale of the Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which  assignment,  notice of transfer or equivalent  instrument  may  be in  the  form  of one or  more  blanket  assignments  covering
Mortgages  secured by Mortgaged  Properties  located in the same  county,  if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment  Agreement:  The  Assignment and  Assumption  Agreement,  dated the Closing
Date,  between  Residential  Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

        Available  Distribution  Amount:  As to any Distribution  Date, an amount equal to (a)
the sum of (i) the amount  relating to the Mortgage Loans on deposit in the Custodial  Account as of the close of business on the immediately  preceding  Determination  Date,  including any
Subsequent  Recoveries,  and amounts deposited in the Custodial Account in connection with the substitution of Qualified  Substitute  Mortgage Loans,  (ii) the amount of any Advance made on the immediately  preceding  Certificate  Account Deposit Date,  (iii) any amount  deposited in the Certificate  Account on the related  Certificate  Account Deposit Date pursuant to Section
3.12(a),  (iv) any amount that the Master  Servicer  is not  permitted  to  withdraw  from the
Custodial   Account  pursuant  to  Section  3.16(e)  and  (v)  any  amount  deposited  in  the
Certificate  Account  pursuant  to  Section  4.07 or 4.08  and any  amounts  deposited  in the
Custodial  Account  pursuant  to  Section  9.01,  reduced  by (b) the sum as of the  close  of business on the immediately  preceding  Determination Date of: (w) any payments or collections consisting of prepayment  charges on the Mortgage Loans that were received  during the related
Prepayment  Period, (x) the Amount Held for Future  Distribution,  (y) amounts permitted to be withdrawn by the Master  Servicer from the  Custodial  Account  pursuant to clauses  (ii)-(x), inclusive,  of Section  3.10(a) and (z) any Net Swap  Payments and Swap  Termination  Payments
not due to a Swap Provider Trigger Event for such Distribution Date.

        Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

        Book-Entry  Certificate:  Any Certificate  registered in the name of the Depository or its nominee.

        Business  Day:  Any day other than (i) a  Saturday  or a Sunday or (ii) a day on which banking institutions in the States of New York,  Minnesota,  Illinois,  Texas or Michigan (and
such other state or states in which the Custodial  Account or the  Certificate  Account are at
the time located) are required or authorized by law or executive order to be closed.

        Call Rights: As defined in Section 9.01(e).

        Capitalization  Reimbursement  Amount:  As to any  Distribution  Date,  the  amount of unreimbursed  Advances or Servicing  Advances that were added to the Stated Principal  Balance of the related  Mortgage  Loans during the  preceding  calendar  month and  reimbursed  to the
Master  Servicer  or  Subservicer  pursuant  to  Section  3.10(a)(vii)  on or  prior  to  such
Distribution Date.

        Cash Liquidation:  As to any defaulted  Mortgage Loan other than a Mortgage Loan as to which  an REO  Acquisition  occurred,  a  determination  by the  Master  Servicer  that it has received all Insurance  Proceeds,  Liquidation  Proceeds and other payments or cash recoveries which the  Master  Servicer  reasonably  and in good faith  expects to be finally  recoverable with respect to such Mortgage Loan.

        Certificate: Any Class A Certificate,  Class M Certificate, Class B Certificate, Class
SB Certificate or Class R Certificate.

        Certificate  Account:  The account or  accounts  created  and  maintained  pursuant to
Section 4.01,  which shall be entitled  "JPMorgan Chase Bank,  N.A., as trustee,  in trust for the registered holders of Residential Asset Mortgage  Products,  Inc.,  Mortgage  Asset-Backed
Pass-Through Certificates, Series 2005-RS6" and which must be an Eligible Account.

        Certificate  Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder  or Holder:  The Person in whose name a Certificate is registered in the Certificate  Register,  except that neither a Disqualified  Organization  nor a Non-United
States Person shall be a holder of a Class R Certificate  for any purpose  hereof.  Solely for the purpose of giving any consent or direction  pursuant to this Agreement,  any  Certificate, other  than a  Class R  Certificate,  registered  in the  name of the  Depositor,  the  Master
Servicer or any  Subservicer  or any Affiliate  thereof shall be deemed not to be  outstanding and the  Percentage  Interest  or Voting  Rights  evidenced  thereby  shall not be taken  into account in determining  whether the requisite amount of Percentage  Interests or Voting Rights necessary to effect any such consent or direction has been  obtained.  All  references  herein to "Holders" or  "Certificateholders"  shall reflect the rights of Certificate  Owners as they may  indirectly  exercise  such  rights  through  the  Depository  and  participating  members thereof,  except as otherwise specified herein;  provided,  however, that the Trustee shall be required to  recognize  as a "Holder" or  "Certificateholder"  only the Person in whose name a
Certificate is registered in the Certificate Register.

        Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such Certificate,  as reflected on the books of an indirect  participating brokerage  firm for which a Depository  Participant  acts as agent,  if any, and  otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate  Principal  Balance:  With  respect  to any  Class  A,  Class M or Class B
Certificate,  on any date of  determination,  an amount  equal to (i) the Initial  Certificate
Principal  Balance of such  Certificate as specified on the face thereof minus (ii) the sum of
(x) the aggregate of all amounts  previously  distributed with respect to such Certificate (or any predecessor  Certificate) and applied to reduce the Certificate  Principal Balance thereof pursuant to Section  4.02(f) and (y) the aggregate of all reductions in Certificate  Principal
Balance  deemed to have occurred in  connection  with  Realized  Losses which were  previously allocated to such  Certificate  (or any  predecessor  Certificate)  pursuant to Section  4.05, provided,  that with respect to any Distribution  Date, the Certificate  Principal  Balance of
each  class  of  Class A,  Class M and  Class B  Certificates  to  which a  Realized  Loss was previously  allocated and remains  unreimbursed will be increased,  sequentially,  as follows:
first,  the Class A  Certificates  on a pro rata basis,  then the Class M-1,  Class M-2, Class
M-3,  Class M-4,  Class M-5,  Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class
B-1  Certificates,  in that  order,  to the extent of  Realized  Losses  previously  allocated thereto and remaining  unreimbursed,  but only to the extent of Subsequent Recoveries received during the previous  calendar month.  With respect to each Class SB  Certificate,  on any date of  determination,  an amount equal to the Percentage  Interest  evidenced by such Certificate times an amount  equal to the  excess,  if any,  of (A) the then  aggregate  Stated  Principal
Balance of the Mortgage Loans over (B) the then  aggregate  Certificate  Principal  Balance of the Class A,  Class M and Class B  Certificates  then  outstanding.  The Class R  Certificates will not have a Certificate Principal Balance.

        Certificate  Register  and  Certificate  Registrar:  The register  maintained  and the registrar appointed pursuant to Section 5.02.

        Class:  Collectively,  all of the Certificates or uncertificated interests bearing the same designation.

        Class A  Certificate:  Any one of the Class  A-I-1,  Class A-I-2,  Class A-I-3,  Class
A-II-1 or Class A-II-2 Certificates.

        Class  A-I  Certificate:  Any one of the  Class  A-I-1,  Class  A-I-2 or  Class  A-I-3
Certificates.

        Class  A-I  Principal  Distribution  Amount:  On any  Distribution  Date,  the Class A
Principal  Distribution  Amount  multiplied  by a  fraction,  the  numerator  of  which is the
portion  of  the  Principal   Allocation  Amount  related  to  the  Group  I  Loans  for  that
Distribution  Date and the denominator of which is the Principal  Allocation Amount for all of the Mortgage Loans for that Distribution Date.

        Class A-II  Certificate:  Any one of the Class  A-II-1  Certificates  or Class  A-II-2
Certificates.

        Class A-II  Principal  Distribution  Amount:  On any  Distribution  Date,  the Class A
Principal  Distribution  Amount  multiplied  by a  fraction,  the  numerator  of  which is the portion  of  the  Principal  Allocation  Amount  related  to  the  Group  II  Loans  for  that
Distribution  Date and the denominator of which is the Principal  Allocation Amount for all of the Mortgage Loans for that Distribution Date.

        Class A Basis  Risk  Shortfall:  With  respect  to the  Class A  Certificates  and any
Distribution  Date for which  the  Pass-Through  Rate for any such  Class of  Certificates  is equal to the Net WAC Cap Rate,  the excess,  if any, of (x)  Accrued  Certificate  Interest on that  Class of  Certificates  on such  Distribution  Date,  calculated  at a rate equal to the lesser of (a) LIBOR plus the  related  Class A Margin,  as  calculated  for such  Distribution
Date, and (b) the Maximum  Mortgage Loan Rate, over (y) Accrued  Certificate  Interest on such
Class of Class A Certificates for such Distribution Date calculated at the Net WAC Cap Rate.

        Class A Basis  Risk  Shortfall  Carry-Forward  Amount:  With  respect to each Class of
Class A Certificates and any  Distribution  Date, the sum of (a) the aggregate amount of Basis
Risk  Shortfall  for such  Class on such  Distribution  Date plus (b) any  Class A Basis  Risk
Shortfall   Carry-Forward   Amount  for  such  Class  remaining   unpaid  from  the  preceding
Distribution  Date,  plus (c) one  month's  interest on the amount in clause (b) (based on the number  of  days  in  the  preceding  Interest  Accrual  Period),  to  the  extent  previously unreimbursed  by Excess Cash Flow or the Swap Agreement  pursuant to Section  4.02(f)(xix)  or
Section 4.09(c)(E), at a rate equal to the related Pass-Through Rate.

        Class  A  Interest  Distribution  Amount:  With  respect  to  each  Class  of  Class A
Certificates and any Distribution Date, the aggregate amount of Accrued  Certificate  Interest to be distributed to the holders of such Class of Class A Certificates  for such  Distribution
Date, plus any related Accrued  Certificate  Interest thereon  remaining unpaid from any prior
Distribution  Date,  less any related  Prepayment  Interest  Shortfalls for such  Distribution
Date not covered by Eligible Master  Servicing  Compensation and any Relief Act Shortfalls for
such  Distribution  Date,  allocated among the Class A Certificates  as described  herein from the sources and in the priority as follows:

(i)     first, from the Interest Remittance Amount derived from the related Sub-Group;

(ii)    second,  from the Interest  Remittance  Amount derived from the non-related  Sub-Group after  taking  into  account any  payments  in respect of interest on the  non-related
        Classes of Class A Certificates made in clause (i) above;

(iii)   third, from the Principal Remittance Amount derived from the related Sub-Group; and

(iv)    fourth,  from the Principal  Remittance Amount derived from the non-related  Sub-Group after  taking  into  account any  payments  in respect of interest on the  non-related
        Classes of Class A Certificates made in clause (iii) above.

        Class A Margin: With respect to the Class A-I-1  Certificates,  0.100% per annum. With respect to the Class A-I-2  Certificates,  initially 0.240% per annum, and on any Distribution
Date on or after the second  Distribution Date after the first possible  Optional  Termination
Date,  0.480% per annum.  With respect to the Class A-I-3  Certificates,  initially 0.360% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible  Optional  Termination  Date,  0.720% per  annum.  With  respect to the Class  A-II-1
Certificates,  initially  0.230%  per  annum,  and on any  Distribution  Date on or after  the second  Distribution  Date after the first  possible  Optional  Termination  Date,  0.460% per annum.  With  respect to the Class A-II-2  Certificates,  initially  0.280% per annum,  and on any  Distribution  Date on or after the  second  Distribution  Date  after the first  possible
Optional Termination Date, 0.560% per annum.

        Class A Principal  Distribution  Amount:  With  respect to any  Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect for that Distribution  Date, the Principal  Distribution  Amount for that Distribution Date or
(ii) on or after the Stepdown Date if a Trigger  Event is not in effect for that  Distribution
Date, the lesser of:

               (i)    the Principal Distribution Amount for that Distribution Date; and

               (ii)   the excess, if any, of (A) the aggregate  Certificate  Principal Balance of the Class A Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and (2) the aggregate  Stated  Principal  Balance of the  Mortgage  Loans after  giving  effect to distributions  to be made on  that  Distribution  Date  and (y) the  aggregate  Stated
        Principal  Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that Distribution Date, less the Overcollateralization Floor.

        Class B Basis  Risk  Shortfall:  With  respect to the Class B-1  Certificates  and any
Distribution  Date for which  the  Pass-Through  Rate for any such  Class of  Certificates  is equal to the Net WAC Cap Rate,  the excess,  if any, of (x)  Accrued  Certificate  Interest on that Class of Certificates on such  Distribution  Date, using the lesser of (a) LIBOR plus the related  Class B  Margin,  as  calculated  for such  Distribution  Date,  and (b) the  Maximum
Mortgage  Loan  Rate,  over  (y)  Accrued  Certificate  Interest  on  such  Class  of  Class B
Certificates for such Distribution Date calculated at the Net WAC Cap Rate.

        Class B Basis  Risk  Shortfall  Carry-Forward  Amount:  With  respect to the Class B-1
Certificates and any  Distribution  Date, the sum of (a) the aggregate amount of Class B Basis
Risk Shortfall for each such Class on such  Distribution  Date plus (b) any Class B Basis Risk
Shortfall   Carry-Forward  Amount  for  such  Classes  remaining  unpaid  from  the  preceding
Distribution  Date,  plus (c) one  month's  interest on the amount in clause (b) (based on the number  of  days  in  the  preceding  Interest  Accrual  Period),  to  the  extent  previously unreimbursed  by Excess Cash Flow or the Swap Agreement  pursuant to Section  4.02(f)(xix)  or
Section 4.09(c)(E), at a rate equal to the related Pass-Through Rate.

        Class B Certificate: Any one of the Class B-1 Certificates.

        Class B Margin: With respect to the Class B Certificates,  initially 1.550% per annum, and on any  Distribution  Date on or after  the  second  Distribution  Date  after  the  first possible Optional Termination Date, 2.325% per annum.

        Class B-1 Certificate:  Any one of the Class B-1 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit  C,  senior to the Class SB  Certificates  and Class R  Certificates  with  respect to distributions  and the  allocation  of  Realized  Losses as set  forth in  Section  4.05,  and evidencing  (i) an interest  designated  as a "regular  interest" in REMIC III for purposes of
the  REMIC  Provisions,   (ii)  the  right  to  receive  the  Class  B  Basis  Risk  Shortfall
Carry-Forward  Amount from the Reserve Fund and the Swap Account and (iii) the  obligation  to pay the Class IO Distribution Amount.

        Class B-1 Interest  Distribution  Amount:  With respect to the Class B-1  Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued  Certificate  Interest  remaining  unpaid from any prior  Distribution  Date, less any
Prepayment  Interest  Shortfalls  for such  Distribution  Date not covered by Eligible  Master
Servicing  Compensation and any Relief Act Shortfalls for such  Distribution Date allocated as described herein to the Class B-1 Certificates.

        Class B-1 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the Class A, Class M-1, Class M-2, Class M-3, Class
M-4,  Class  M-5,  Class  M-6,  Class  M-7,  Class  M-8,  Class M-9 and Class  M-10  Principal
Distribution  Amounts  or (ii) on or after  the  Stepdown  Date if a  Trigger  Event is not in effect for that Distribution Date, the lesser of:

               (i)    the remaining  Principal  Distribution Amount for that Distribution Date after  distribution  of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class
        M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Principal  Distribution
        Amounts; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance of the Class A, Class M-1,  Class M-2,  Class M-3, Class M-4, Class
        M-5, Class M-6, Class M-7,  Class M-8,  Class M-9 and Class M-10  Certificates  (after taking  into  account  the  payment of the Class A, Class M-1,  Class M-2,  Class M-3,
        Class M-4,  Class  M-5,  Class M-6,  Class  M-7,  Class M-8,  Class M-9 and Class M-10
        Principal  Distribution  Amounts for that  Distribution  Date) and (2) the Certificate
        Principal   Balance  of  the  Class  B-1  Certificates   immediately   prior  to  that
        Distribution  Date  over  (B) the  lesser  of (x) the  product  of (1) the  applicable
        Subordination  Percentage  and (2)  the  aggregate  Stated  Principal  Balance  of the
        Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
        Date and (y) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans  after
        giving  effect  to  distributions  to  be  made  that  Distribution   Date,  less  the
        Overcollateralization Floor.

        Class IO Distribution  Amount:  As defined in Section 4.09(g) hereof.  For purposes of clarity,  the Class IO Distribution  Amount for any  Distribution  Date shall equal the amount payable to the Swap  Account  on such  Distribution  Date in excess of the  amount  payable on
REMIC V Regular  Interest IO on such  Distribution  Date,  all as further  provided in Section
4.09(b) hereof.

        Class IO Interest:  An  uncertificated  interest in the Trust Fund held by the Trustee on  behalf  of the  Holders  of REMIC V Regular  Interest  IO and the  Class R-V  Certificate,
evidencing a Regular Interest in REMIC III for purposes of the REMIC Provisions.

        Class M Certificate:  Any one of the Class M-1, Class M-2, Class M-3, Class M-4, Class
M-5, Class M-6, Class M-7, Class M-8, Class M-9 or Class M-10 Certificates.

        Class M-1 Certificate:  Any one of the Class M-1 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B, senior to the Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6, Class M-7,
Class M-8,  Class M-9, Class M-10,  Class B-1, Class SB and Class R Certificates  with respect to  distributions  and the  allocation of Realized  Losses as set forth in Section  4.05,  and evidencing  (i) an interest  designated  as a "regular  interest" in REMIC III for purposes of
the  REMIC  Provisions,   (ii)  the  right  to  receive  the  Class  M  Basis  Risk  Shortfall
Carry-Forward  Amount from the Reserve Fund and the Swap Account and (iii) the  obligation  to pay the Class IO Distribution Amount.

        Class M-1 Interest  Distribution  Amount:  With respect to the Class M-1  Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued  Certificate  Interest  remaining  unpaid from any prior  Distribution  Date, less any
Prepayment  Interest  Shortfalls  for such  Distribution  Date not covered by Eligible  Master
Servicing  Compensation and any Relief Act Shortfalls for such  Distribution Date allocated as described herein to the Class M-1 Certificates.

        Class M-1 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution Date after distribution of the Class A Principal  Distribution  Amount or (ii) on
or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution  Date, the lesser of:

               (i)    the remaining  Principal  Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance of the Class A Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount for that Distribution Date) and (2) the
        Certificate Principal Balance of the Class M-1 Certificates  immediately prior to that
        Distribution  Date  over  (B) the  lesser  of (x) the  product  of (1) the  applicable
        Subordination  Percentage  and (2)  the  aggregate  Stated  Principal  Balance  of the
        Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
        Date and (y) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans  after
        giving  effect  to  distributions  to  be  made  that  Distribution   Date,  less  the
        Overcollateralization Floor.

        Class M-2 Certificate:  Any one of the Class M-2 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B, senior to the Class M-3,  Class M-4,  Class M-5,  Class M-6,  Class M-7, Class M-8,
Class  M-9,  Class  M-10,  Class  B-1,  Class SB and  Class R  Certificates  with  respect  to distributions  and the  allocation  of  Realized  Losses as set  forth in  Section  4.05,  and evidencing  (i) an interest  designated  as a "regular  interest" in REMIC III for purposes of
the  REMIC  Provisions,   (ii)  the  right  to  receive  the  Class  M  Basis  Risk  Shortfall
Carry-Forward  Amount from the Reserve Fund and the Swap Account and (iii) the  obligation  to pay the Class IO Distribution Amount.

        Class M-2 Interest  Distribution  Amount:  With respect to the Class M-2  Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued  Certificate  Interest  remaining  unpaid from any prior  Distribution  Date, less any
Prepayment  Interest  Shortfalls  for such  Distribution  Date not covered by Eligible  Master
Servicing  Compensation and any Relief Act Shortfalls for such  Distribution Date allocated as described herein to the Class M-2 Certificates.

        Class M-2 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the Class A Principal  Distribution  Amount and the
Class M-1  Principal  Distribution  Amount or (ii) on or after the Stepdown  Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

               (i)    the remaining  Principal  Distribution Amount for that Distribution Date after  distribution  of the Class A  Principal  Distribution  Amount and the Class M-1
        Principal Distribution Amount; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance  of the Class A  Certificates  and Class  M-1  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount and the
        Class  M-1  Principal  Distribution  Amount  for that  Distribution  Date) and (2) the
        Certificate Principal Balance of the Class M-2 Certificates  immediately prior to that
        Distribution  Date  over  (B) the  lesser  of (x) the  product  of (1) the  applicable
        Subordination  Percentage  and (2)  the  aggregate  Stated  Principal  Balance  of the
        Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
        Date and (y) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans  after
        giving  effect  to  distributions  to  be  made  that  Distribution   Date,  less  the
        Overcollateralization Floor.

        Class M-3 Certificate:  Any one of the Class M-3 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B, senior to the Class M-4,  Class M-5,  Class M-6,  Class M-7,  Class M-8, Class M-9,
Class M-10,  Class B-1, Class SB and Class R Certificates  with respect to  distributions  and the  allocation  of  Realized  Losses as set forth in  Section  4.05,  and  evidencing  (i) an interest  designated  as a  "regular  interest"  in  REMIC  III  for  purposes  of  the  REMIC
Provisions,  (ii) the right to receive the Class M Basis Risk Shortfall  Carry-Forward  Amount
from the  Reserve  Fund and the Swap  Account  and  (iii) the  obligation  to pay the Class IO
Distribution Amount.

        Class M-3 Interest  Distribution  Amount:  With respect to the Class M-3  Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued  Certificate  Interest  remaining  unpaid from any prior  Distribution  Date, less any
Prepayment  Interest  Shortfalls  for such  Distribution  Date not covered by Eligible  Master
Servicing  Compensation and any Relief Act Shortfalls for such  Distribution Date allocated as described herein to the Class M-3 Certificates.

        Class M-3 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date  after  distribution  of the Class A,  Class  M-1 and  Class M-2  Principal
Distribution  Amounts  or (ii) on or after  the  Stepdown  Date if a  Trigger  Event is not in effect for that Distribution Date, the lesser of:

               (i)    the remaining  Principal  Distribution Amount for that Distribution Date after  distribution  of the Class A,  Class M-1 and Class M-2  Principal  Distribution
        Amounts; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance of the Class A, Class M-1 and Class M-2 Certificates  (after taking into  account  the  payment  of the  Class  A,  Class  M-1  and  Class  M-2  Principal
        Distribution  Amounts for that  Distribution  Date) and (2) the Certificate  Principal
        Balance of the Class M-3  Certificates  immediately  prior to that  Distribution  Date over (B) the lesser of (x) the product of (1) the applicable  Subordination Percentage and (2) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the aggregate
        Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made that Distribution Date, less the Overcollateralization Floor.

        Class M-4 Certificate:  Any one of the Class M-4 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B, senior to the Class M-5,  Class M-6,  Class M-7,  Class M-8, Class M-9, Class M-10,
Class  B-1,  Class  SB and  Class  R  Certificates  with  respect  to  distributions  and  the allocation of Realized  Losses as set forth in Section 4.05,  and  evidencing  (i) an interest designated  as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii)
the right to receive the Class M Basis Risk  Shortfall  Carry-Forward  Amount from the Reserve
Fund and the Swap Account and (iii) the obligation to pay the Class IO Distribution Amount.

        Class M-4 Interest  Distribution  Amount:  With respect to the Class M-4  Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued  Certificate  Interest  remaining  unpaid from any prior  Distribution  Date, less any
Prepayment  Interest  Shortfalls  for such  Distribution  Date not covered by Eligible  Master
Servicing  Compensation and any Relief Act Shortfalls for such  Distribution Date allocated as described herein to the Class M-4 Certificates.

        Class M-4 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date  after  distribution  of the Class A,  Class  M-1,  Class M-2 and Class M-3
Principal  Distribution  Amounts or (ii) on or after the Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of:

               (i)    the remaining  Principal  Distribution Amount for that Distribution Date after  distribution  of the Class A,  Class  M-1,  Class  M-2 and Class M-3  Principal
        Distribution Amounts; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance  of the Class A, Class  M-1,  Class M-2 and Class M-3  Certificates
        (after taking into account the payment of the Class A, Class M-1,  Class M-2 and Class
        M-3  Principal   Distribution   Amounts  for  that  Distribution  Date)  and  (2)  the
        Certificate Principal Balance of the Class M-4 Certificates  immediately prior to that
        Distribution  Date  over  (B) the  lesser  of (x) the  product  of (1) the  applicable
        Subordination  Percentage  and (2)  the  aggregate  Stated  Principal  Balance  of the
        Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
        Date and (y) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans  after
        giving  effect  to  distributions  to  be  made  that  Distribution   Date,  less  the
        Overcollateralization Floor.

        Class M-5 Certificate:  Any one of the Class M-5 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B, senior to the Class M-6, Class M-7,  Class M-8,  Class M-9, Class M-10,  Class B-1,
Class SB and  Class R  Certificates  with  respect  to  distributions  and the  allocation  of
Realized  Losses as set forth in Section 4.05, and evidencing (i) an interest  designated as a
"regular  interest"  in REMIC  III for  purposes  of the REMIC  Provisions,  (ii) the right to receive the Class M Basis Risk  Shortfall  Carry-Forward  Amount from the Reserve Fund and the
Swap Account and (iii) the obligation to pay the Class IO Distribution Amount.

        Class M-5 Interest  Distribution  Amount:  With respect to the Class M-5  Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued  Certificate  Interest  remaining  unpaid from any prior  Distribution  Date, less any
Prepayment  Interest  Shortfalls  for such  Distribution  Date not covered by Eligible  Master
Servicing  Compensation and any Relief Act Shortfalls for such  Distribution Date allocated as described herein to the Class M-5 Certificates.

        Class M-5 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the Class A, Class  M-1,  Class M-2,  Class M-3 and
Class M-4  Principal  Distribution  Amounts or (ii) on or after the Stepdown Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

               (i)    the remaining  Principal  Distribution Amount for that Distribution Date after  distribution  of the Class A,  Class M-1,  Class  M-2,  Class M-3 and Class M-4
        Principal Distribution Amounts; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance  of the Class A,  Class  M-1,  Class  M-2,  Class M-3 and Class M-4
        Certificates  (after taking into account the payment of the Class A, Class M-1,  Class
        M-2,  Class M-3 and Class M-4  Principal  Distribution  Amounts for that  Distribution
        Date)  and (2)  the  Certificate  Principal  Balance  of the  Class  M-5  Certificates
        immediately  prior to that Distribution Date over (B) the lesser of (x) the product of
        (1) the applicable  Subordination  Percentage and (2) the aggregate  Stated  Principal
        Balance of the Mortgage Loans after giving effect to  distributions to be made on that
        Distribution  Date and (y) the  aggregate  Stated  Principal  Balance of the  Mortgage
        Loans after giving effect to  distributions  to be made that  Distribution  Date, less the Overcollateralization Floor.

        Class M-6 Certificate:  Any one of the Class M-6 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B, senior to the Class M-7,  Class M-8,  Class M-9,  Class M-10,  Class B-1,  Class SB
and Class R Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in  Section  4.05,  and  evidencing  (i) an  interest  designated  as a  "regular interest"  in REMIC III for  purposes of the REMIC  Provisions,  (ii) the right to receive the
Class M Basis Risk Shortfall  Carry-Forward  Amount from the Reserve Fund and the Swap Account and (iii) the obligation to pay the Class IO Distribution Amount.

        Class M-6 Interest  Distribution  Amount:  With respect to the Class M-6  Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued  Certificate  Interest  remaining  unpaid from any prior  Distribution  Date, less any
Prepayment  Interest  Shortfalls  for such  Distribution  Date not covered by Eligible  Master
Servicing  Compensation and any Relief Act Shortfalls for such  Distribution Date allocated as described herein to the Class M-6 Certificates.

        Class M-6 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the Class A, Class M-1, Class M-2, Class M-3, Class
M-4 and Class M-5  Principal  Distribution  Amounts or (ii) on or after the Stepdown Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

               (i)    the remaining  Principal  Distribution Amount for that Distribution Date after  distribution  of the Class A, Class M-1,  Class M-2,  Class M-3,  Class M-4 and
        Class M-5 Principal Distribution Amounts; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance  of the Class A, Class M-1,  Class  M-2,  Class M-3,  Class M-4 and
        Class M-5  Certificates  (after  taking into account the payment of the Class A, Class
        M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal  Distribution Amounts for
        that  Distribution  Date) and (2) the Certificate  Principal  Balance of the Class M-6
        Certificates  immediately  prior to that  Distribution Date over (B) the lesser of (x)
        the  product of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate
        Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the aggregate Stated Principal  Balance of  the  Mortgage  Loans  after  giving  effect  to  distributions  to  be  made  that
        Distribution Date, less the Overcollateralization Floor.

        Class M-7 Certificate:  Any one of the Class M-7 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B, senior to the Class M-8,  Class M-9,  Class M-10,  Class B-1,  Class SB and Class R
Certificates  with  respect to  distributions  and the  allocation  of Realized  Losses as set forth in Section 4.05, and evidencing  (i) an interest  designated as a "regular  interest" in
REMIC III for  purposes of the REMIC  Provisions,  (ii) the right to receive the Class M Basis
Risk Shortfall  Carry-Forward  Amount from the Reserve Fund and the Swap Account and (iii) the obligation to pay the Class IO Distribution Amount.

        Class M-7 Interest  Distribution  Amount:  With respect to the Class M-7  Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued  Certificate  Interest  remaining  unpaid from any prior  Distribution  Date, less any
Prepayment  Interest  Shortfalls  for such  Distribution  Date not covered by Eligible  Master
Servicing  Compensation and any Relief Act Shortfalls for such  Distribution Date allocated as described herein to the Class M-7 Certificates.

        Class M-7 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the Class A, Class M-1, Class M-2, Class M-3, Class
M-4, Class M-5 and Class M-6 Principal  Distribution  Amounts or (ii) on or after the Stepdown
Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

               (i)    the remaining  Principal  Distribution Amount for that Distribution Date after  distribution  of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class
        M-5 and Class M-6 Principal Distribution Amounts; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance of the Class A, Class M-1,  Class M-2,  Class M-3, Class M-4, Class
        M-5 and Class M-6 Certificates  (after taking into account the payment of the Class A,
        Class  M-1,  Class  M-2,  Class  M-3,  Class  M-4,  Class M-5 and Class M-6  Principal
        Distribution  Amounts for that  Distribution  Date) and (2) the Certificate  Principal
        Balance of the Class M-7  Certificates  immediately  prior to that  Distribution  Date over (B) the lesser of (x) the product of (1) the applicable  Subordination Percentage and (2) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the aggregate
        Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made that Distribution Date, less the Overcollateralization Floor.

        Class M-8 Certificate:  Any one of the Class M-8 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B, senior to the Class M-9,  Class M-10,  Class B-1, Class SB and Class R Certificates
with respect to  distributions  and the allocation of Realized  Losses as set forth in Section
4.05,  and  evidencing  (i) an interest  designated  as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive the Class M Basis Risk Shortfall
Carry-Forward  Amount from the Reserve Fund and the Swap Account and (iii) the  obligation  to pay the Class IO Distribution Amount.

        Class M-8 Interest  Distribution  Amount:  With respect to the Class M-8  Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued  Certificate  Interest  remaining  unpaid from any prior  Distribution  Date, less any
Prepayment  Interest  Shortfalls  for such  Distribution  Date not covered by Eligible  Master
Servicing  Compensation and any Relief Act Shortfalls for such  Distribution Date allocated as described herein to the Class M-8 Certificates.

        Class M-8 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the Class A, Class M-1, Class M-2, Class M-3, Class
M-4,  Class M-5,  Class M-6 and Class M-7 Principal  Distribution  Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date, the lesser of:

               (i)    the remaining  Principal  Distribution Amount for that Distribution Date after  distribution  of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class
        M-5, Class M-6 and Class M-7 Principal Distribution Amounts; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance of the Class A, Class M-1,  Class M-2,  Class M-3, Class M-4, Class
        M-5,  Class M-6 and Class M-7  Certificates  (after taking into account the payment of the Class A, Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6 and
        Class M-7  Principal  Distribution  Amounts  for that  Distribution  Date) and (2) the
        Certificate Principal Balance of the Class M-8 Certificates  immediately prior to that
        Distribution  Date  over  (B) the  lesser  of (x) the  product  of (1) the  applicable
        Subordination  Percentage  and (2)  the  aggregate  Stated  Principal  Balance  of the
        Mortgage Loans after giving effect to  distributions  to be made on that  Distribution
        Date and (y) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans  after
        giving  effect  to  distributions  to  be  made  that  Distribution   Date,  less  the
        Overcollateralization Floor.

        Class M-9 Certificate:  Any one of the Class M-9 Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit  B,  senior  to the  Class  M-10,  Class  B-1,  Class  SB  Certificates  and  Class  R
Certificates  with  respect to  distributions  and the  allocation  of Realized  Losses as set forth in Section 4.05, and evidencing  (i) an interest  designated as a "regular  interest" in
REMIC III for  purposes of the REMIC  Provisions,  (ii) the right to receive the Class M Basis
Risk Shortfall  Carry-Forward  Amount from the Reserve Fund and the Swap Account and (iii) the obligation to pay the Class IO Distribution Amount.

        Class M-9 Interest  Distribution  Amount:  With respect to the Class M-9  Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued  Certificate  Interest  remaining  unpaid from any prior  Distribution  Date, less any
Prepayment  Interest  Shortfalls  for such  Distribution  Date not covered by Eligible  Master
Servicing  Compensation and any Relief Act Shortfalls for such  Distribution Date allocated as described herein to the Class M-9 Certificates.

        Class M-9 Principal  Distribution  Amount:  With respect to any Distribution  Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the Class A, Class M-1, Class M-2, Class M-3, Class
M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal  Distribution  Amounts or (ii) on
or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution  Date,
(a) the lesser of:

               (i)    the remaining  Principal  Distribution Amount for that Distribution Date after  distribution  of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class
        M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance of the Class A, Class M-1,  Class M-2,  Class M-3, Class M-4, Class
        M-5,  Class M-6, Class M-7 and Class M-8  Certificates  (after taking into account the payment of the Class A, Class M-1,  Class M-2,  Class M-3, Class M-4, Class M-5, Class
        M-6,  Class M-7 and Class M-8  Principal  Distribution  Amounts for that  Distribution
        Date)  and (2)  the  Certificate  Principal  Balance  of the  Class  M-9  Certificates
        immediately  prior to that Distribution Date over (B) the lesser of (x) the product of
        (1) the applicable  Subordination  Percentage and (2) the aggregate  Stated  Principal
        Balance of the Mortgage Loans after giving effect to  distributions to be made on that
        Distribution  Date and (y) the  aggregate  Stated  Principal  Balance of the  Mortgage
        Loans after giving effect to  distributions  to be made that  Distribution  Date, less the Overcollateralization Floor.

        Class  M-10  Certificate:  Any one of the  Class  M-10  Certificates  executed  by the
Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form annexed hereto as Exhibit B, senior to the Class B-1, Class SB  Certificates  and Class R Certificates
with respect to  distributions  and the allocation of Realized  Losses as set forth in Section
4.05,  and  evidencing  (i) an interest  designated  as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive the Class M Basis Risk Shortfall
Carry-Forward  Amount from the Reserve Fund and the Swap Account and (iii) the  obligation  to pay the Class IO Distribution Amount.

        Class M-10 Interest  Distribution  Amount: With respect to the Class M-10 Certificates and any  Distribution  Date,  the  aggregate  amount of  Accrued  Certificate  Interest  to be distributed  to the  holders  of such  Class  for such  Distribution  Date,  plus any  related
Accrued  Certificate  Interest  remaining  unpaid from any prior  Distribution  Date, less any
Prepayment  Interest  Shortfalls  for such  Distribution  Date not covered by Eligible  Master
Servicing  Compensation and any Relief Act Shortfalls for such  Distribution Date allocated as described herein to the Class M-10 Certificates.

        Class M-10 Principal  Distribution  Amount:  With respect to any Distribution Date (i)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the Class A, Class M-1, Class M-2, Class M-3, Class
M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal  Distribution  Amounts
or  (ii)  on or  after  the  Stepdown  Date if a  Trigger  Event  is not in  effect  for  that
Distribution Date, (a) the lesser of:

               (i)    the remaining  Principal  Distribution Amount for that Distribution Date after  distribution  of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class
        M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts; and

               (ii)   the  excess,  if any,  of (A) the sum of (1) the  aggregate  Certificate
        Principal  Balance of the Class A, Class M-1,  Class M-2,  Class M-3, Class M-4, Class
        M-5,  Class M-6, Class M-7,  Class M-8 and Class M-9  Certificates  (after taking into account the payment of the Class A, Class M-1,  Class M-2, Class M-3, Class M-4, Class
        M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal  Distribution Amounts for
        that  Distribution  Date) and (2) the Certificate  Principal Balance of the Class M-10
        Certificates  immediately  prior to that  Distribution Date over (B) the lesser of (x)
        the  product of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate
        Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the aggregate Stated Principal  Balance of  the  Mortgage  Loans  after  giving  effect  to  distributions  to  be  made  that
        Distribution Date, less the Overcollateralization Floor.

        Class M Basis Risk  Shortfall:  With respect to the Class M-1,  Class M-2,  Class M-3,
Class M-4, Class M-5,  Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10  Certificates
and any Distribution  Date for which the Pass-Through  Rate for any such Class of Certificates is equal to the Net WAC Cap Rate, the excess, if any, of (x) Accrued  Certificate  Interest on that Class of Certificates on such  Distribution  Date, using the lesser of (a) LIBOR plus the related  Class M  Margin,  as  calculated  for such  Distribution  Date,  and (b) the  Maximum
Mortgage  Loan  Rate,  over  (y)  Accrued  Certificate  Interest  on  such  Class  of  Class M
Certificates for such Distribution Date calculated at the Net WAC Cap Rate.

        Class M Basis Risk  Shortfall  Carry-Forward  Amount:  With  respect to the Class M-1,
Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6, Class M-7, Class M-8, Class M-9 and
Class M-10  Certificates  and any  Distribution  Date, the sum of (a) the aggregate  amount of
Class M Basis  Risk  Shortfall  for each  such  Class on such  Distribution  Date plus (b) any
Class M Basis Risk Shortfall  Carry-Forward  Amount for such Classes remaining unpaid from the preceding  Distribution  Date,  plus (c) one  month's  interest  on the  amount in clause  (b)
(based  on the  number  of days in the  preceding  Interest  Accrual  Period),  to the  extent previously  unreimbursed  by  Excess  Cash  Flow or the Swap  Agreement  pursuant  to  Section
4.02(f)(xix) or Section 4.09(c)(E), at a rate equal to the related Pass-Through Rate.

        Class M Margin:  With  respect  to the Class M-1  Certificates,  initially  0.500% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible  Optional  Termination  Date,  0.750%  per  annum.  With  respect  to the  Class  M-2
Certificates,  initially  0.510%  per  annum,  and on any  Distribution  Date on or after  the second  Distribution  Date after the first  possible  Optional  Termination  Date,  0.765% per annum.  With respect to the Class M-3  Certificates,  initially  0.530% per annum,  and on any
Distribution  Date on or after the second  Distribution Date after the first possible Optional
Termination  Date,  0.795% per annum.  With respect to the Class M-4  Certificates,  initially
0.650% per  annum,  and on any  Distribution  Date on or after the  second  Distribution  Date after the first possible  Optional  Termination  Date,  0.975% per annum.  With respect to the
Class M-5  Certificates,  initially 0.680% per annum, and on any Distribution Date on or after the second  Distribution Date after the first possible  Optional  Termination Date, 1.020% per annum.  With respect to the Class M-6  Certificates,  initially  0.750% per annum,  and on any
Distribution  Date on or after the second  Distribution Date after the first possible Optional
Termination  Date,  1.125% per annum.  With respect to the Class M-7  Certificates,  initially
1.400% per  annum,  and on any  Distribution  Date on or after the  second  Distribution  Date after the first possible  Optional  Termination  Date,  2.100% per annum.  With respect to the
Class M-8  Certificates,  initially 1.550% per annum, and on any Distribution Date on or after the second  Distribution Date after the first possible  Optional  Termination Date, 2.325% per annum.  With respect to the Class M-9  Certificates,  initially  2.000% per annum,  and on any
Distribution  Date on or after the second  Distribution Date after the first possible Optional
Termination  Date, 3.000% per annum.  With respect to the Class M-10  Certificates,  initially
2.200% per  annum,  and on any  Distribution  Date on or after the  second  Distribution  Date after the first possible Optional Termination Date, 3.300% per annum.

        Class R Certificate:  Any one of the Class R-I, Class R-II, Class R-III, Class R-IV or
Class R-V Certificates.

        Class R-I Certificate:  Any one of the Class R-I Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit E and  evidencing  an  interest  designated  as a "residual  interest"  in REMIC I for purposes of the REMIC Provisions.

        Class  R-II  Certificate:  Any one of the  Class  R-II  Certificates  executed  by the
Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form annexed hereto as Exhibit E and  evidencing an interest  designated as a "residual  interest" in REMIC
II for purposes of the REMIC Provisions.

        Class  R-III  Certificate:  Any one of the Class  R-III  Certificates  executed by the
Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form annexed hereto as Exhibit E and  evidencing an interest  designated as a "residual  interest" in REMIC
III for purposes of the REMIC Provisions.

        Class  R-IV  Certificate:  Any one of the  Class  R-IV  Certificates  executed  by the
Trustee and  authenticated  by the  Certificate  Registrar  substantially  in the form annexed hereto as Exhibit E and  evidencing an interest  designated as a "residual  interest" in REMIC
IV for purposes of the REMIC Provisions.

        Class R-V Certificate:  Any one of the Class R-V Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit E and  evidencing  an  interest  designated  as a "residual  interest"  in REMIC V for purposes of the REMIC Provisions.

        Class SB  Certificates:  Any one of the Class SB Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit  D,  subordinate  to the Class A,  Class M and Class B  Certificates  with  respect to distributions  and the  allocation  of  Realized  Losses as set  forth in  Section  4.05,  and evidencing  an interest  designated  as a "regular  interest"  in REMIC IV for purposes of the
REMIC Provisions.

        Class SB Interest:  An  uncertificated  interest in the Trust Fund held by the Trustee on behalf of the Holders of the Class SB  Certificates,  evidencing (i) a Regular  Interest in
REMIC III for  purposes  of the  REMIC  Provisions,  (ii) the  obligation  to pay  Basis  Risk
Shortfall  Amounts and Swap  Termination  Payments and (iii) the right to receive the Class IO
Distribution Amount.

        Closing Date: July 1, 2005.

        Code: The Internal Revenue Code of 1986.

        Commission: The Securities and Exchange Commission.

        Corporate  Trust  Office:  The  principal  office  of  the  Trustee  at  which  at any particular  time  its  corporate  trust  business  with  respect  to this  Agreement  shall be administered,  which office at the date of the  execution of this  instrument  is located at 4
New York  Plaza,  6th  Floor,  New  York,  New York  10004,  Attention:  Worldwide  Securities
Services/Global Debt, RAMP, Series 2005-RS6.

        Corresponding  Class: With respect to each REMIC II Regular Interest (other than REMIC
II  Regular   Interests  I-AA,  I-ZZ  and  IO),  the   Certificate   with  the   corresponding
designation.  With  respect  to the  Class SB  Interest  and Class IO  Interest,  the Class SB
Certificates and REMIC V Regular Interest IO, respectively.

        Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Curtailment:  Any Principal  Prepayment  made by a Mortgagor  which is not a Principal
Prepayment in Full.

        Custodial Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in the name of a depository  institution,  as custodian for the holders of the
Certificates,  for the holders of certain other  interests in mortgage  loans serviced or sold by the Master  Servicer  and for the Master  Servicer,  into  which the  amounts  set forth in
Section 3.07 shall be deposited  directly.  Any such account or accounts  shall be an Eligible
Account.

        Custodial  Agreement:  An agreement that may be entered into among the Depositor,  the
Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit F hereto.

        Custodian: A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date: June 1, 2005.

        Cut-off Date Balance:  $1,200,001,231.22.

        Cut-off Date Principal Balance:  As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving  effect to all  installments  of principal  due on or prior thereto (or due during the month of June 2005), whether or not received.

        Debt  Service  Reduction:  With  respect to any  Mortgage  Loan,  a  reduction  in the scheduled  Monthly  Payment for such Mortgage Loan by a court of competent  jurisdiction  in a proceeding  under the  Bankruptcy  Code,  except  such a  reduction  constituting  a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

        Defaulting Party:  As defined in the Swap Agreement.

        Deficient  Valuation:  With  respect to any  Mortgage  Loan, a valuation by a court of competent  jurisdiction of the Mortgaged  Property in an amount less than the then outstanding indebtedness  under the Mortgage  Loan, or any reduction in the amount of principal to be paid in connection with any scheduled  Monthly Payment that constitutes a permanent  forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate: Any definitive, fully registered Certificate.

        Deleted  Mortgage  Loan: A Mortgage  Loan  replaced or to be replaced with a Qualified
Substitute Mortgage Loan.

        Delinquent:  As used herein,  a Mortgage  Loan is considered to be: "30 to 59 days" or
"30 or more days"  delinquent  when a payment due on any scheduled due date remains  unpaid as of the close of business on the next  following  monthly  scheduled due date;  "60 to 89 days"
or "60 or more days"  delinquent  when a payment due on any scheduled due date remains  unpaid as of the close of business on the second  following  monthly  scheduled due date;  and so on.
The  determination  as to whether a Mortgage  Loan falls into these  categories  is made as of the close of business on the last  business day of each month.  For example,  a Mortgage  Loan with a payment  due on July 1 that  remained  unpaid as of the close of  business on August 31 would then be considered to be 30 to 59 days  delinquent.  Delinquency  information  as of the
Cut-off Date is  determined  and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository:  The  Depository  Trust  Company,  or any successor  Depository  hereafter named. The nominee of the initial  Depository for purposes of registering  those  Certificates that are to be Book-Entry  Certificates  is Cede & Co. The Depository  shall at all times be a
"clearing  corporation" as defined in Section  8-102(5) of the Uniform  Commercial Code of the
State of New York and a "clearing  agency"  registered  pursuant to the  provisions of Section
17A of the Exchange Act.

        Depository  Participant:  A broker,  dealer,  bank or other  financial  institution or other  Person  for whom  from  time to time a  Depository  effects  book-entry  transfers  and pledges of securities deposited with the Depository.

        Derivative  Contract:  Any ISDA Master  Agreement,  together with the related Schedule and  Confirmation,  entered into by the Trustee and a Derivative  Counterparty  in  accordance with Section 4.11.

        Derivative  Counterparty:  Any  counterparty  to a Derivative  Contract as provided in
Section 4.11.

        Destroyed  Mortgage Note: A Mortgage Note the original of which was  permanently  lost or destroyed and has not been replaced.

        Determination  Date: With respect to any  Distribution  Date, the 20th day (or if such
20th day is not a Business Day, the Business Day  immediately  following such 20th day) of the month of the related Distribution Date.

        Disqualified Organization:  Any organization defined as a "disqualified  organization"
under Section  860E(e)(5) of the Code,  which  includes any of the  following:  (i) the United
States, any State or political  subdivision  thereof,  any possession of the United States, or any agency or  instrumentality  of any of the foregoing (other than an  instrumentality  which is a corporation if all of its  activities  are subject to tax and,  except for Freddie Mac, a majority  of its  board of  directors  is not  selected  by such  governmental  unit),  (ii) a foreign government,  any international  organization,  or any agency or instrumentality of any of the foregoing,  (iii) any organization (other than certain farmers' cooperatives  described in  Section  521 of the Code)  which is exempt  from the tax  imposed by Chapter 1 of the Code
(including the tax imposed by Section 511 of the Code on unrelated  business  taxable  income)
and (iv) rural electric and telephone  cooperatives  described in Section 1381(a)(2)(C) of the
Code. A Disqualified  Organization also includes any "electing large  partnership," as defined in Section  775(a) of the Code and any other Person so  designated  by the Trustee  based upon an Opinion of Counsel that the holding of an Ownership  Interest in a Class R  Certificate  by
such  Person may cause any REMIC or any Person  having an  Ownership  Interest in any Class of
Certificates  (other than such Person) to incur a liability  for any federal tax imposed under the Code that would not  otherwise be imposed but for the  Transfer of an  Ownership  Interest
in  a  Class  R  Certificate  to  such  Person.   The  terms  "United  States",   "State"  and
"international  organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution  Date:  The 25th day of any month  beginning  in the month of the initial issuance of the  Certificates  or, if such 25th day is not a Business  Day,  the  Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution  Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due  Period:  With  respect  to any  Distribution  Date,  the  calendar  month of such
Distribution Date.

        Eligible  Account:  An account that is any of the  following:  (i)  maintained  with a depository  institution  the debt  obligations  of which have been rated by each Rating Agency in its highest rating  available,  or (ii) an account or accounts in a depository  institution in which such  accounts  are fully  insured to the limits  established  by the FDIC,  provided that any deposits not so insured shall,  to the extent  acceptable to each Rating  Agency,  as evidenced  in  writing,  be  maintained  such that (as  evidenced  by an  Opinion  of  Counsel delivered to the Trustee and each Rating Agency) the registered  Holders of Certificates  have a claim with  respect to the funds in such  account or a  perfected  first  security  interest against any collateral (which shall be limited to Permitted  Investments)  securing such funds that  is  superior  to  claims  of  any  other  depositors  or  creditors  of  the  depository institution  with which  such  account is  maintained,  or (iii) in the case of the  Custodial
Account,  either (A) a trust account or accounts  maintained in the corporate trust department of  JPMorgan  Chase Bank,  N.A.,  or (B) an account or accounts  maintained  in the  corporate asset  services  department of U.S. Bank National  Association  as long as its short term debt obligations  are rated P-1 (or the  equivalent) or better by each Rating Agency,  and its long term debt  obligations are rated A2 (or the equivalent) or better,  by each Rating Agency,  or
(iv) in the  case of the  Certificate  Account  and  the  Reserve  Fund,  a trust  account  or accounts  maintained in the corporate  trust division of JPMorgan Chase Bank,  N.A., or (v) an account  or  accounts  of a  depository  institution  acceptable  to each  Rating  Agency  (as evidenced  in writing by each  Rating  Agency  that use of any such  account as the  Custodial
Account  or the  Certificate  Account  will not reduce  the  rating  assigned  to any Class of
Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Eligible Master  Servicing  Compensation:  With respect to any  Distribution  Date, an amount equal to Prepayment  Interest Shortfalls  resulting from Principal  Prepayments in Full or  Curtailments  during the related  Prepayment  Period,  but not more than the lesser of (a)
one-twelfth  of 0.125% of the Stated  Principal  Balance  of the  Mortgage  Loans  immediately preceding  such  Distribution  Date and (b) the sum of the Servicing  Fee, all income and gain on amounts held in the Custodial  Account and the  Certificate  Account and amounts payable to the  Certificateholders  with respect to such Distribution Date and servicing  compensation to which the Master Servicer may be entitled  pursuant to Section  3.10(a)(v) and (vi);  provided that for  purposes  of this  definition  the amount of the  Servicing  Fee will not be reduced pursuant to Section  7.02 except as may be required  pursuant to the last  sentence of Section
7.02(a).

        ERISA: The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default: As defined in Section 7.01.

        Excess Cash Flow:  With respect to the Mortgage  Loans and any  Distribution  Date, an
amount equal to the sum of (A) the excess of (i) the  Available  Distribution  Amount for that
Distribution  Date  over  (ii)  the sum of (a)  the  Interest  Distribution  Amount  for  that
Distribution  Date and (b) the Principal  Remittance Amount for that Distribution Date and (B)
the Overcollateralization Reduction Amount, if any, for that Distribution Date.

        Excess  Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any, of (a) the  Overcollateralization  Amount on such  Distribution Date over (b)
the Required Overcollateralization Amount.

        Exchange Act: The Securities Exchange Act of 1934, as amended.

        Fannie  Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned  corporation organized and existing under the Federal  National  Mortgage  Association  Charter Act, or any
successor thereto.

        FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

        FHA: The Federal Housing Administration, or its successor.

        Final Certification: As defined in Section 2.02.

        Final  Distribution  Date: The  Distribution  Date on which the final  distribution in respect of the Certificates  will be made pursuant to Section 9.01,  which Final  Distribution
Date shall in no event be later than the end of the 90-day  liquidation  period  described  in
Section 9.02.

        Final  Scheduled   Distribution   Date:  Solely  for  purposes  of  the  face  of  the
Certificates,  as follows:  with respect to the Class A-I-1 Certificates,  July 25, 2025; with respect to the Class  A-I-2  Certificates,  April 25,  2034;  with  respect to the Class A-I-3
Certificates,  June 25, 2035;  with respect to the Class A-II-1  Certificates,  June 25, 2035;
with respect to the Class A-II-2  Certificates,  June 25, 2035;  with respect to the Class M-1
Certificates,  June 25, 2035; with respect to the Class M-2 Certificates,  June 25, 2035; with respect  to the  Class  M-3  Certificates,  June 25,  2035;  with  respect  to the  Class  M-4
Certificates,  June 25, 2035; with respect to the Class M-5 Certificates,  June 25, 2035; with respect  to the  Class  M-6  Certificates,  June 25,  2035;  with  respect  to the  Class  M-7
Certificates,  June 25, 2035; with respect to the Class M-8 Certificates,  June 25, 2035; with respect  to the Class  M-9  Certificates,  June 25,  2035;  with  respect  to the  Class  M-10
Certificates,  June 25, 2035;  with respect to the Class B-1  Certificates,  June 25, 2035. No event of default  under this  Agreement  will arise or become  applicable  solely by reason of the  failure  to retire  the  entire  Certificate  Principal  Balance of any Class of Class A,
Class M or Class B Certificates on or before its Final Scheduled Distribution Date.

        Fitch: Fitch, Inc.

        Fixed  Swap  Payment:  With  respect  to any  Distribution  Date  on or  prior  to the distribution  date in June 2010,  an amount  equal to the product of (x) a fixed rate equal to
3.88% per annum, (y) the Swap Agreement  Notional Balance for that  Distribution  Date and (z)
a fraction, the numerator of which is 30 and the denominator of which is 360.

        Floating  Swap  Payment:  With  respect  to any  Distribution  Date on or prior to the
Distribution  Date in June 2010,  an amount  equal to the product of (x) Swap  LIBOR,  (y) the
Swap Agreement  Notional Balance for that Distribution Date and (z) a fraction,  the numerator of which is equal to the number of days in the related  calculation  period as provided in the
Swap Agreement and the denominator of which is 360.

        Foreclosure  Profits:  As to any Distribution Date or related  Determination  Date and any Mortgage Loan, the excess,  if any, of Liquidation  Proceeds,  Insurance  Proceeds and REO
Proceeds  (net of all  amounts  reimbursable  therefrom  pursuant to Section  3.10(a)(ii))  in respect  of  each  Mortgage  Loan  or  REO  Property  for  which  a  Cash  Liquidation  or REO
Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid  principal balance  of  such  Mortgage  Loan  or  REO  Property  (determined,  in  the  case  of  an  REO
Disposition,  in  accordance  with  Section  3.14) plus  accrued  and unpaid  interest  at the
Mortgage Rate on such unpaid  principal  balance from the Due Date to which  interest was last paid by the  Mortgagor  to the first day of the month  following  the month in which such Cash
Liquidation or REO Disposition occurred.

        Freddie Mac: The Federal Home Loan Mortgage Corporation,  a corporate  instrumentality of the United States  created and existing  under Title III of the Emergency  Home Finance Act of 1970, as amended, or any successor thereto.

        Gross Margin:  As to each  adjustable  rate Mortgage  Loan,  the fixed  percentage set forth in the  related  Mortgage  Note and  indicated  in Exhibit G-1 and Exhibit G-2 hereto as the "NOTE MARGIN," which  percentage is added to the related Index on each  Adjustment Date to determine  (subject to rounding in accordance  with the related  Mortgage  Note,  the Periodic
Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage  Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        Group I Loans:  The Mortgage  Loans  designated  as Group I Loans on the Mortgage Loan
Schedule attached hereto as Exhibit G-1.

        Group II Loans:  The Mortgage Loans  designated as Group II Loans on the Mortgage Loan
Schedule attached hereto as Exhibit G-2.

        Independent:  When used with respect to any specified Person,  means such a Person who
(i) is in fact  independent  of the  Depositor,  the Master  Servicer and the Trustee,  or any
Affiliate  thereof,  (ii) does not have any direct financial interest or any material indirect financial  interest in the  Depositor,  the Master  Servicer or the Trustee or in an Affiliate
thereof,  and (iii) is not connected  with the Depositor,  the Master  Servicer or the Trustee as  an  officer,  employee,  promoter,  underwriter,  trustee,  partner,  director  or  person performing similar functions.

        Index:  With respect to any  adjustable  rate Mortgage  Loan and as to any  Adjustment
Date therefor, the related index as stated in the related Mortgage Note.

        Initial  Certificate  Principal  Balance:  With respect to each Class of  Certificates
(other than the Class R  Certificates),  the  Certificate  Principal  Balance of such Class of
Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

        Insurance  Proceeds:  Proceeds paid in respect of the Mortgage  Loans  pursuant to any
Primary  Insurance  Policy or any other related  insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee  under the  Mortgage,  any  Subservicer, the Master  Servicer  or the Trustee  and are not  applied to the  restoration  of the related
Mortgaged  Property or released to the Mortgagor in accordance  with the  procedures  that the
Master Servicer would follow in servicing mortgage loans held for its own account.

        Interest  Accrual  Period:  With  respect  to  the  Class  A,  Class  M  and  Class  B
Certificates,  (i) with respect to the Distribution  Date in July 2005, the period  commencing on the Closing Date and ending on the day preceding the  Distribution  Date in July 2005,  and
(ii) with  respect to any  Distribution  Date after the  Distribution  Date in July 2005,  the period  commencing on the Distribution  Date in the month  immediately  preceding the month in which such Distribution  Date occurs and ending on the day preceding such  Distribution  Date.
With  respect to the Class SB  Certificates  and any  Distribution  Date,  the prior  calendar month.

        Interest  Distribution  Amount:  The sum of the Class A, Class M-1,  Class M-2,  Class
M-3,  Class M-4,  Class M-5,  Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class
B-1 Interest Distribution Amounts.

        Interim Certification: As defined in Section 2.02.

        Interested  Person:  As of any  date  of  determination,  the  Depositor,  the  Master
Servicer,  the Trustee,  any  Mortgagor,  any Manager of a Mortgaged  Property,  or any Person
known to a Responsible Officer of the Trustee to be an Affiliate of any of them.

        Late  Collections:  With respect to any Mortgage Loan, all amounts received during any
Due  Period,  whether  as  late  payments  of  Monthly  Payments  or  as  Insurance  Proceeds,
Liquidation  Proceeds or otherwise,  which  represent  late payments or collections of Monthly
Payments due but delinquent for a previous Due Period and not previously recovered.

        LIBOR:  With  respect to any  Distribution  Date,  the  arithmetic  mean of the London interbank  offered rate  quotations for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis, determined in accordance with Section 1.02.

        LIBOR  Business  Day:  Any day other  than (i) a  Saturday  or Sunday or (ii) a day on which  banking  institutions  in London,  England are required or  authorized  to by law to be closed.

        LIBOR Rate Adjustment Date: With respect to each  Distribution  Date, the second LIBOR
Business Day immediately preceding the commencement of the related Interest Accrual Period.

        Limited Repurchase Right Holder: RFC Asset Holdings II, Inc., or its successor.

        Liquidation  Proceeds:  Amounts (other than Insurance Proceeds) received by the Master
Servicer  in  connection  with the taking of an entire  Mortgaged  Property by exercise of the power of eminent domain or  condemnation  or in connection with the liquidation of a defaulted
Loan  through  trustee's  sale,  foreclosure  sale or  otherwise,  other than REO Proceeds and
Subsequent Recoveries.

        Loan-to-Value  Ratio:  As of any date,  the fraction,  expressed as a percentage,  the numerator of which is the current  principal  balance of the related Mortgage Loan at the date of  determination  and  the  denominator  of  which  is the  Appraised  Value  of the  related
Mortgaged Property.

        Marker Rate:  With respect to the Class SB Interest and any  Distribution  Date, a per
annum rate equal to two (2) multiplied by the weighted average of the  Pass-Through  Rates for each REMIC II Regular  Interest (other than REMIC II Regular  Interest  I-AA),  with the rates on each such REMIC II Regular  Interest  (other than REMIC II Regular  Interest  I-ZZ) subject to a cap equal to the  Pass-Through  Rate for the  REMIC III  Regular  Interest  ownership  of which is represented by the Corresponding  Class for such REMIC II Regular  Interest,  and the rate on REMIC II Regular  Interest  I-ZZ  subject to a cap of zero,  in each case for purposes of this calculation.

        Maturity Date: With respect to each Class of Certificates of regular  interest,  REMIC
I Regular Interest or REMIC II Regular  Interests,  issued by each of REMIC I, REMIC II, REMIC
III,  REMIC IV and  REMIC V the  latest  possible  maturity  date,  for  purposes  of  Section
1.860G-1(a)(4)(iii)  of the Treasury  Regulations,  by which the Certificate Principal Balance of each such Class of  Certificates  representing  a regular  interest in the Trust Fund would be reduced to zero,  which is, for each such regular  interest,  June 25,  2035,  which is the
Distribution Date following the last scheduled monthly payment of the Mortgage Loans.

        Maximum  Mortgage  Loan  Rate:  With  respect  to the  Class  A,  Class M and  Class B
Certificates and any Interest Accrual Period, 14.00% per annum.

        Maximum  Mortgage Rate: As to any adjustable rate Mortgage Loan, the rate indicated in
Exhibit G-1 and Exhibit G-2 hereto as the "NOTE CEILING,"  which rate is the maximum  interest rate that may be  applicable  to such  adjustable  rate  Mortgage  Loan at any time during the life of such Mortgage Loan.
        Maximum Net Mortgage  Rate:  As to any  adjustable  rate Mortgage Loan and any date of determination,  the Maximum  Mortgage Rate minus the sum of (i) the  Subservicing Fee Rate and
(ii) the Servicing Fee Rate.

        MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The  system  of  recording   transfers  of  Mortgages   electronically
maintained by MERS.

        MIN: The Mortgage  Identification  Number for Mortgage Loans  registered  with MERS on the MERS(R)System.

        Minimum  Mortgage  Rate: As to any  adjustable  rate Mortgage Loan, the greater of (i)
the Note  Margin and (ii) the rate  indicated  in Exhibit  G-1 and  Exhibit  G-2 hereto as the
"NOTE FLOOR",  which rate may be applicable to such  adjustable rate Mortgage Loan at any time during the life of such adjustable rate Mortgage Loan.

        Modified  Mortgage  Loan:  Any Mortgage  Loan that has been the subject of a Servicing
Modification.

        Modified  Mortgage  Rate:  As to any Mortgage  Loan that is the subject of a Servicing
Modification,  the Mortgage Rate,  minus the rate per annum by which the Mortgage Rate on such
Mortgage Loan was reduced.

        Modified  Net  Mortgage  Rate:  As to any  Mortgage  Loan  that  is the  subject  of a
Servicing  Modification,  the Net  Mortgage  Rate,  minus  the  rate per  annum  by which  the
Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan:  With respect to any  Mortgage  Loan,  MERS acting as the  mortgagee of such
Mortgage  Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly  Payment:  With respect to any Mortgage Loan  (including any REO Property) and the Due Date in any Due  Period,  the  payment  of  principal  and  interest  due  thereon  in accordance with the amortization  schedule at the time applicable  thereto (after  adjustment, if any, for  Curtailments  and for Deficient  Valuations  occurring prior to such Due Date but before any adjustment to such  amortization  schedule by reason of any bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding or any  moratorium or similar  waiver or grace period and before any  Servicing  Modification  that  constitutes  a reduction of the interest rate on such Mortgage Loan).

        Moody's: Moody's Investors Service, Inc., or its successor in interest.

        Mortgage:  With  respect  to each  Mortgage  Note  related  to a  Mortgage  Loan,  the mortgage,  deed of trust or other comparable  instrument creating a first or junior lien on an estate in fee simple interest in real property securing a Mortgage Note.

        Mortgage  File:  The  mortgage  documents  listed  in  Section  2.01  pertaining  to a particular  Mortgage Loan and any  additional  documents  required to be added to the Mortgage
File pursuant to this Agreement.

        Mortgage Loan Schedule:  The lists of the Mortgage  Loans  attached  hereto as Exhibit
G-1 and  Exhibit  G-2 (as  amended  from time to time to reflect  the  addition  of  Qualified
Substitute  Mortgage  Loans),  which  lists  shall  set  forth  at  a  minimum  the  following information as to each Mortgage Loan:

(i)     the Mortgage Loan identifying number ("RFC LOAN #");

(ii)    [reserved];

(iii)   the  maturity of the Mortgage  Note  ("MATURITY  DATE" or "MATURITY  DT") for Mortgage
        Loans;

(iv)    the Mortgage Rate as of the Cut-off Date ("ORIG RATE");

(v)     the Mortgage Rate as of the Cut-off Date for an  adjustable  rate Mortgage Loan ("CURR
        RATE");

(vi)    the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

(vii)   the scheduled  monthly  payment of  principal,  if any, and interest as of the Cut-off
        Date ("ORIGINAL P & I" or "CURRENT P & I" for the adjustable rate Mortgage Loans);

(viii)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)    the Loan-to-Value Ratio at origination ("LTV");

(x)     a code "T", "BT" or "CT" under the column "LN FEATURE,"  indicating  that the Mortgage
        Loan is secured by a second or vacation  residence (the absence of any such code means the Mortgage Loan is secured by a primary residence);

(xi)    a code "N" under the column "OCCP CODE",  indicating that the Mortgage Loan is secured by a non-owner  occupied  residence  (the  absence of any such code means the Mortgage
        Loan is secured by an owner occupied residence);

(xii)   the Maximum Mortgage Rate for the adjustable rate Mortgage Loans ("NOTE CEILING");

(xiii)  the Maximum Net Mortgage Rate for the adjustable rate Mortgage Loans ("NET CEILING");

(xiv)   the Note Margin for the adjustable rate Mortgage Loans ("NOTE MARGIN");

(xv)    the first  Adjustment  Date after the Cut-off Date for the  adjustable  rate  Mortgage
        Loans ("NXT INT CHG DT");

(xvi)   the Periodic Cap for the adjustable rate Mortgage Loans  ("PERIODIC DECR" or "PERIODIC
        INCR"); and

(xvii)  (the  rounding of the  semi-annual  or annual  adjustment  to the  Mortgage  Rate with respect to the adjustable rate Mortgage Loans ("NOTE METHOD").

        Such schedules may consist of multiple reports that  collectively set forth all of the information required.

        Mortgage  Loans:  Such of the mortgage loans  transferred  and assigned to the Trustee pursuant  to Section  2.01 as from time to time are held or deemed to be held as a part of the
Trust Fund, the Mortgage  Loans  originally so held being  identified in the initial  Mortgage
Loan  Schedule,  and Qualified  Substitute  Mortgage  Loans held or deemed held as part of the
Trust Fund including,  without  limitation,  each related Mortgage Note, Mortgage and Mortgage
File and all rights appertaining thereto.

        Mortgage  Note:  The  originally  executed  note or  other  evidence  of  indebtedness evidencing  the  indebtedness  of a  Mortgagor  under  a  Mortgage  Loan,  together  with  any modification thereto.

        Mortgage  Rate:  As to any  Mortgage  Loan,  the  interest  rate borne by the  related
Mortgage Note, or any modification thereto other than a Servicing  Modification.  The Mortgage
Rate on the adjustable  rate Mortgage Loans will adjust on each  Adjustment  Date to equal the sum  (rounded  to the  nearest  multiple of  one-eighth  of one percent  (0.125%) or up to the nearest  one-eighth  of one percent,  which are  indicated by a "U" on Exhibit G-1 and Exhibit
G-2,  except in the case of the adjustable  rate Mortgage Loans indicated by an "X" on Exhibit
G-1 and Exhibit G-2 or hereto  under the heading  "NOTE  METHOD"),  of the related  Index plus the Note Margin,  in each case subject to the applicable  Periodic Cap,  Maximum Mortgage Rate and Minimum Mortgage Rate.

        Mortgaged Property: The underlying real property securing a Mortgage Loan.

        Mortgagor: The obligor on a Mortgage Note.

        Net Mortgage Rate: With respect to any Mortgage Loan as of any date of  determination, a per annum rate equal to the Mortgage  Rate for such  Mortgage Loan as of such date minus the sum of (i) the related Servicing Fee Rate and (ii) the related Subservicing Fee Rate.

        Net Swap Payment:  With respect to each  Distribution  Date, the net payment  required to be made  pursuant to the terms of the Swap  Agreement  by either the Swap  Counterparty  or the Trustee,  on behalf of the Trust,  which net payment  shall not take into account any Swap
Termination Payment.

        Net  WAC  Cap  Rate:  With  respect  to  any   Distribution   Date  and  the  Class  A
Certificates,  Class M Certificates  and Class B Certificates,  the product of (i) a per annum rate  equal to the  weighted  average  of the Net  Mortgage  Rates  (or,  if  applicable,  the
Modified Net  Mortgage  Rates) on the  Mortgage  Loans using the Net Mortgage  Rates in effect for the Monthly  Payments due on such Mortgage  Loans during the related Due Period,  weighted on the basis of the respective  Stated Principal  Balances thereof for such  Distribution Date
Period  minus any Net Swap  Payments or Swap  Termination  Payment not due to a Swap  Provider
Trigger  Event due to the Swap  Counterparty  allocable to the Mortgage  Loans  divided by the aggregate  Stated  Principal  Balance of the  Mortgage  Loans and (ii) a fraction  equal to 30 divided by the actual  number of days in the related  Interest  Accrual  Period.  With respect to any  Distribution  Date and the REMIC  III  Regular  Interests  the  ownership  of which is represented by the Class A  Certificates,  Class M Certificates  and Class B  Certificates,  a
per annum rate equal to the weighted  average  (adjusted for the actual number of days elapsed in the  related  Accrual  Period) of the  Uncertificated  REMIC II  Pass-Through  Rate for the
REMIC II Regular interests,  weighted on the basis of the Uncertificated  Principal Balance of such REMIC II Regular Interest  immediately prior to such Distribution  Date,  multiplied by a fraction,  the numerator of which is 30, and the  denominator of which is the actual number of days in the related Interest Accrual Period.

        Non-Primary  Residence  Loans:  The Mortgage Loans  designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person: Any Person other than a United States Person.

        Nonrecoverable  Advance:  Any  Advance  previously  made or proposed to be made by the
Master  Servicer or Subservicer  in respect of a Mortgage Loan (other than a Deleted  Mortgage
Loan) which, in the good faith judgment of the Master  Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master Servicer from related
Late Collections,  Insurance  Proceeds,  Liquidation  Proceeds or REO Proceeds.  To the extent that any Mortgagor is not obligated under the related  Mortgage  documents to pay or reimburse any  portion of any  Servicing  Advances  that are  outstanding  with  respect to the  related
Mortgage Loan as a result of a  modification  of such  Mortgage  Loan by the Master  Servicer, which forgives amounts which the Master Servicer or Subservicer had previously  advanced,  and the Master  Servicer  determines  that no other  source of payment or  reimbursement  for such advances is  available to it, such  Servicing  Advances  shall be deemed to be  Nonrecoverable
Advances.  The determination by the Master Servicer that it has made a Nonrecoverable  Advance shall be evidenced by an Officer's  Certificate  delivered to the  Depositor,  the Trustee and the  Master  Servicer  setting  forth  such  determination,  which  shall  include  any  other
information  or  reports   obtained  by  the  Master  Servicer  such  as  property   operating
statements,  rent rolls,  property  inspection  reports  and  engineering  reports,  which may support  such  determinations.  Notwithstanding  the above,  the Trustee  shall be entitled to rely upon any  determination  by the Master  Servicer  that any Advance  previously  made is a
Nonrecoverable   Advance  or  that  any  proposed   Advance,   if  made,  would  constitute  a
Nonrecoverable Advance.

        Nonsubserviced  Mortgage  Loan:  Any  Mortgage  Loan  that,  at the time of  reference thereto, is not subject to a Subservicing Agreement.

        Note Margin:  As to each adjustable rate Mortgage Loan, the fixed percentage set forth in the  related  Mortgage  Note and  indicated  in Exhibit  G-1 and  Exhibit G-2 hereto as the
"NOTE MARGIN,"  which  percentage is added to the Index on each  Adjustment  Date to determine
(subject to rounding in  accordance  with the related  Mortgage  Note,  the Periodic  Cap, the
Maximum  Mortgage  Rate and the Minimum  Mortgage  Rate) the interest rate to be borne by such adjustable rate Mortgage Loan until the next Adjustment Date.

        Notice: As defined in Section 4.04.

        Officers'  Certificate:  A  certificate  signed  by the  Chairman  of the  Board,  the
President,  a Vice  President,  Assistant Vice President,  Director,  Managing  Director,  the
Treasurer,  the Secretary,  an Assistant  Treasurer or an Assistant Secretary of the Depositor
or the Master  Servicer,  as the case may be, and  delivered  to the  Trustee,  as required by this Agreement.
        Opinion of Counsel:  A written  opinion of counsel  acceptable  to the Trustee and the
Master Servicer,  who may be counsel for the Depositor or the Master  Servicer,  provided that any opinion of counsel (i) referred to in the  definition of  "Disqualified  Organization"  or
(ii)  relating to the  qualification  of REMIC I, REMIC II, REMIC III,  REMIC IV or REMIC V as
REMICs or  compliance  with the REMIC  Provisions  must,  unless  otherwise  specified,  be an opinion of Independent counsel.

        Optional  Termination  Date:  Any  Distribution  Date on or  after  which  the  Stated
Principal  Balance  (before  giving effect to  distributions  to be made on such  Distribution
Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

        Outstanding  Mortgage  Loan:  As to the Due Date in any Due  Period,  a Mortgage  Loan
(including an REO Property) that was not the subject of a Principal  Prepayment in Full,  Cash
Liquidation or REO  Disposition  and that was not purchased,  deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04, 4.07 or 4.08.

        Overcollateralization  Amount:  With respect to any Distribution  Date, the excess, if any, of (a) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans  before  giving effect  to  distributions  of  principal  to be made on such  Distribution  Date  over (b) the aggregate  Certificate  Principal  Balance of the Class A, Class M and Class B Certificates as
of such date,  before  taking  into  account  distributions  of  principal  to be made on that
Distribution Date.

        Overcollateralization  Floor:  An  amount  equal  to  0.50%  of the  aggregate  Stated
Principal Balance of the Mortgage Loans as of the Cut-off Date.

        Overcollateralization  Increase  Amount:  With respect to any  Distribution  Date,  an amount equal to the lesser of (i) the Excess Cash Flow for that  Distribution  Date  available to make  payments  pursuant to Section  4.02(f)(xvi)  and (ii) the excess,  if any, of (x) the
Required   Overcollateralization   Amount   for   that   Distribution   Date   over   (y)  the
Overcollateralization Amount for that Distribution Date.

        Overcollateralization  Reduction  Amount:  With respect to any  Distribution  Date for which the Excess  Overcollateralization  Amount is, or would be, after taking into account all other  distributions to be made on that Distribution  Date, greater than zero, an amount equal to the lesser of (i) the Excess  Overcollateralization  Amount for that  Distribution Date and
(ii) the Principal Remittance Amount for that Distribution Date.

        Ownership Interest: As to any Certificate,  any ownership or security interest in such
Certificate,  including any interest in such  Certificate  as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through  Rate: With respect to the Class A Certificates and each Interest Accrual
Period,  a per annum  rate equal to the least of (i) LIBOR  plus the  related  Class A Margin,
(ii) the  Maximum  Mortgage  Loan Rate and (iii) the Net WAC Cap  Rate.  With  respect  to the
Class M Certificates  and each Interest  Accrual  Period,  a per annum rate equal to the least of (i) LIBOR plus the related  Class M Margin,  (ii) the Maximum  Mortgage Loan Rate and (iii)
the Net WAC Cap Rate.  With  respect to the Class B  Certificates  and each  Interest  Accrual
Period,  a per annum  rate equal to the least of (i) LIBOR  plus the  related  Class B Margin,
(ii) the Maximum Mortgage Loan Rate and (iii) the Net WAC Cap Rate.

        With  respect  to the Class SB  Interest,  a per annum  rate  equal to the  percentage equivalent  of a fraction,  (x) the  numerator  of which is the sum, for each REMIC II Regular
Interest  (other  than  REMIC II Regular  Interest  IO),  of the excess of the  Uncertificated
REMIC II  Pass-Through  Rate for such REMIC II Regular  Interest over the related Marker Rate, applied to a notional amount equal to the  Uncertificated  Principal  Balance of such REMIC II
Regular  Interest and (y) the denominator of which is the aggregate  Uncertificated  Principal
Balance of the REMIC II Regular Interests.

        With respect to the Class SB Certificates:  the Class SB Certificates shall not have a
Pass-Through  Rate, but current  interest for such  Certificates  and each  Distribution  Date shall be an amount  equal to 100% of the amounts  distributable  to the Class SB Interest  for such Distribution Date.

        With respect to REMIC V Regular  Interest  IO:  REMIC V Regular  Interest IO shall not
have  a  Pass-Through   Rate,  but  current  interest  for  such  regular  interest  and  each
Distribution  Date shall be an amount equal to 100% of the amounts  distributable to the Class
IO Interest for such Distribution Date.

        Paying Agent:  JPMorgan Chase Bank,  N.A., or any successor  Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Class A, Class M or Class B Certificate,  the undivided  percentage  ownership  interest in the related Class evidenced by such Certificate, which  percentage  ownership  interest  shall be equal to the  Initial  Certificate  Principal
Balance thereof divided by the aggregate Initial  Certificate  Principal Balance of all of the
Certificates  of  the  same  Class.  The  Percentage  Interest  with  respect  to a  Class  SB
Certificate or Class R Certificate shall be stated on the face thereof.

        Periodic Cap: With respect to each  adjustable  rate Mortgage  Loan, the periodic rate cap that limits the increase or the decrease of the related  Mortgage  Rate on any  Adjustment
Date pursuant to the terms of the related Mortgage Note.

        Permitted Investments: One or more of the following:

(i)     obligations  of or guaranteed as to principal and interest by the United States or any agency or  instrumentality  thereof when such obligations are backed by the full faith and credit of the United States;

(ii)    repurchase  agreements on  obligations  specified in clause (i) maturing not more than one  month  from  the  date  of  acquisition  thereof,  provided  that  the  unsecured obligations  of the party  agreeing to  repurchase  such  obligations  are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)   federal funds,  certificates of deposit,  demand deposits,  time deposits and bankers'
        acceptances  (which shall each have an original maturity of not more than 90 days and, in the case of bankers'  acceptances,  shall in no event have an original  maturity of more  than 365 days or a  remaining  maturity  of more  than 30 days)  denominated  in
        United  States   dollars  of  any  U.S.   depository   institution  or  trust  company
        incorporated  under  the laws of the  United  States or any  state  thereof  or of any domestic branch of a foreign  depository  institution or trust company;  provided that the debt  obligations of such  depository  institution or trust company at the date of acquisition  thereof have been rated by each Rating  Agency in its highest  short-term rating  available;  and,  provided  further  that,  if the  original  maturity of such short-term  obligations of a domestic  branch of a foreign  depository  institution or trust company shall exceed 30 days, the short-term  rating of such  institution  shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

(iv)    commercial  paper and demand notes  (having  original  maturities of not more than 365 days) of any  corporation  incorporated  under  the laws of the  United  States or any state  thereof which on the date of  acquisition  has been rated by each Rating Agency in its highest  short-term rating  available;  provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

(v)     a money market fund or a qualified  investment fund rated by each Rating Agency in its highest long-term rating available; and

(vi)    other  obligations  or  securities  that are  acceptable  to each  Rating  Agency as a
        Permitted  Investment  hereunder and will not reduce the rating  assigned to any Class of  Certificates by such Rating Agency below the lower of the  then-current  rating or the  rating  assigned  to such  Certificates  as of the  Closing  Date by such  Rating
        Agency, as evidenced in writing;

provided,  however,  that no  instrument  shall be a Permitted  Investment  if it  represents, either (1) the right to receive only  interest  payments with respect to the  underlying  debt instrument  or (2) the right to receive  both  principal  and interest  payments  derived from obligations  underlying such  instrument and the principal and interest  payments with respect to such instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest  rating  available on unsecured  long-term  debt shall  mean AAA in the case of  Standard & Poor's and Fitch and Aaa in the case of Moody's,  and for  purposes of this  Agreement,  any  references  herein to the highest rating available on unsecured  commercial paper and short-term debt obligations  shall mean the following:  A-1 in the case of Standard & Poor's,  P-1 in the case of Moody's and F-1 in the case of Fitch;  provided,  however,  that any Permitted Investment that is a short-term debt  obligation  rated  A-1 by  Standard  & Poor's  must  satisfy  the  following  additional conditions:  (i) the total amount of debt from A-1 issuers  must be limited to the  investment of monthly principal and interest payments  (assuming fully amortizing  collateral);  (ii) the total  amount  of  A-1  investments  must  not  represent  more  than  20%  of  the  aggregate outstanding  Certificate  Principal  Balance of the  Certificates and each investment must not mature beyond 30 days;  (iii)  investments  in A-1 rated  securities  are not eligible for the
Reserve  Fund;  (iv) the terms of the debt must have a  predetermined  fixed dollar  amount of principal  due at maturity  that cannot vary;  and (v) if the  investments  may be  liquidated prior to their  maturity  or are being  relied on to meet a certain  yield,  interest  must be tied to a single  interest  rate  index  plus a single  fixed  spread  (if any) and must  move proportionately with that index.

        Permitted  Transferee:  Any  Transferee  of  a  Class  R  Certificate,  other  than  a
Disqualified Organization or Non-United States Person.

        Person: Any individual,  corporation,  limited liability company,  partnership,  joint venture,  association,  joint-stock company, trust,  unincorporated organization or government or any agency or political subdivision thereof.

        Pool Stated Principal Balance:  As to any date of determination,  the aggregate of the
Stated Principal  Balances of each Mortgage Loan that was an Outstanding  Mortgage Loan on the
Due Date immediately preceding the Due Period preceding such date of determination.

        Prepayment Assumption:  With respect to the Class A, Class M and Class B Certificates, the prepayment  assumption to be used for  determining  the accrual of original issue discount and premium and market discount on such  Certificates  for federal income tax purposes,  which assumes a prepayment rate of 20% HEP with respect to the fixed-rate  Mortgage Loans,  and 100%
PPC with respect to the adjustable-rate Mortgage Loans.

        Prepayment  Interest  Shortfall:  As to any  Distribution  Date and any Mortgage  Loan
(other  than a  Mortgage  Loan  relating  to an REO  Property)  that was the  subject of (a) a
Principal  Prepayment  in Full during the related  Prepayment  Period,  an amount equal to the excess of one month's  interest at the related Net  Mortgage  Rate (or  Modified  Net Mortgage
Rate in the  case of a  Modified  Mortgage  Loan)  on the  Stated  Principal  Balance  of such
Mortgage  Loan over the amount of interest  (adjusted  to the related  Net  Mortgage  Rate (or
Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan)) paid by the  Mortgagor for  such  Prepayment  Period  to the  date  of  such  Principal  Prepayment  in Full or (b) a
Curtailment  during the prior calendar month,  an amount equal to one month's  interest at the related Net Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage
Loan) on the amount of such Curtailment.

        Prepayment  Period:  As to any  Distribution  Date, the calendar  month  preceding the month of distribution.

        Primary  Insurance  Policy:  Each  primary  policy of mortgage  guaranty  insurance as indicated  on Exhibit  G-1 and  Exhibit  G-2 with the  exception  of either  code "23" or "96"
under the column "MI CO CODE".

        Principal  Allocation  Amount:  With respect to any Distribution  Date, the sum of (a)
the Principal  Remittance  Amount for such Distribution Date on the Mortgage Loans and (b) the aggregate  amount of Realized  Losses on the Mortgage  Loans in the calendar  month  preceding such  Distribution  Date,  to the  extent  covered by Excess  Cash Flow for such  Distribution
Date;  provided,  that on any  Distribution  Date on which there is  insufficient  Excess Cash
Flow to cover  all  Realized  Losses  on the  Mortgage  Loans,  in  determining  the Class A-I
Principal  Distribution  Amount and Class A-II Principal  Distribution  Amount,  the available
Excess  Cash  Flow  will  be  allocated  to  the  Class  A-I   Certificates   and  Class  A-II
Certificates,  pro rata,  based on the  principal  portion of  Realized  Losses on the Group I
Loans and the Group II Loans, respectively.

        Principal  Distribution  Amount:  With respect to any Distribution Date, the lesser of
(a) the excess of (x) the  Available  Distribution  Amount over (y) the Interest  Distribution
Amount and (b) the sum of:

(i)     the  principal  portion of each Monthly  Payment  received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan that is a Mortgage Loan;

(ii)    the Stated  Principal  Balance of any  Mortgage  Loan  repurchased  during the related
        Prepayment  Period (or deemed to have been so repurchased  in accordance  with Section
        3.07(b))  pursuant  to  Section  2.02,  2.03,  2.04,  4.07 or 4.08,  the amount of any shortfall  deposited in the Custodial Account in connection with the substitution of a
        Deleted  Mortgage Loan that is a Mortgage Loan pursuant to Section 2.03 or 2.04 during the related  Prepayment  Period and the Stated  Principal  Balance of  Mortgage  Loans
        purchased  pursuant to Section 9.01 in  connection  with such  Distribution  Date,  if applicable;

(iii)   the principal  portion of all other  unscheduled  collections,  other than  Subsequent
        Recoveries,   on  the  Mortgage  Loans  (including,   without  limitation,   Principal
        Prepayments in Full,  Curtailments,  Insurance Proceeds,  Liquidation Proceeds and REO
        Proceeds)  received during the related  Prepayment Period to the extent applied by the
        Master  Servicer as recoveries of principal of the Mortgage  Loans pursuant to Section
        3.14;

(iv)    the  lesser  of (a)  Excess  Cash  Flow  for  that  Distribution  Date  available  for distribution  pursuant to Section  4.02(f)(xiv)  and (b) the principal  portion of any
        Realized  Losses  incurred (or deemed to have been  incurred) on any Mortgage Loans in the calendar month  preceding such  Distribution  Date to the extent covered by Excess
        Cash Flow for such Distribution Date;

(v)     the  lesser  of (a)  Excess  Cash  Flow  for  that  Distribution  Date  available  for distribution  pursuant to Section  4.02(f)(xv)  and (b) the  principal  portion of any
        Realized  Losses  allocated  to  any  Class  of  the  Class  A,  Class  M or  Class  B
        Certificates on a prior  Distribution Date and remaining unpaid, to the extent covered by Subsequent Recoveries for that Distribution Date; and

(vi)    the amount of any Overcollateralization  Increase Amount for such Distribution Date to the extent covered by Excess Cash Flow;

        minus

(vii)   the  amount  of  any   related   Overcollateralization   Reduction   Amount  for  such
        Distribution Date;

(viii)  the amount of any Capitalization Reimbursement Amount for such Distribution Date; and

               (viii) any Net Swap  Payments  or Swap  Termination  Payment  not due to a Swap
        Provider Trigger Event due to the Swap  Counterparty to the extent not previously paid from interest or principal colletions on the Mortgage Loans.

        Principal  Prepayment:  Any payment of principal or other recovery on a Mortgage Loan, including  a recovery  that takes the form of  Liquidation  Proceeds  or  Insurance  Proceeds, which is received in advance of its  scheduled  Due Date and is not  accompanied  by an amount as to interest  representing  scheduled  interest on such  payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal  Prepayment  in Full:  Any Principal  Prepayment  made by a Mortgagor of the entire principal balance of a Mortgage Loan.

        Principal  Remittance  Amount:  With respect to any Distribution  Date, the sum of the amounts  described in clauses (i), (ii) and (iii) of the definition of Principal  Distribution
Amount for that Distribution Date.

        Program Guide: The Residential  Funding Seller Guide for mortgage  collateral  sellers that  participate  in  Residential  Funding's  standard  mortgage  programs,  and  Residential
Funding's  Servicing Guide and any other subservicing  arrangements which Residential  Funding has arranged to accommodate the servicing of the Mortgage Loans.

        Purchase Price: With respect to any Mortgage Loan (or REO Property)  required to be or otherwise  purchased  on any date  pursuant to Section  2.02,  2.03,  2.04,  4.07 or 4.08,  an amount  equal  to the  sum of (i)  (a) if such  Mortgage  Loan  (or  REO  Property)  is  being purchased  pursuant  to  Sections  2.02,  2.03,  2.04 or 4.07 of this  Agreement,  100% of the
Stated  Principal  Balance  thereof  plus the  principal  portion of any related  unreimbursed
Advances  or (b) if such  Mortgage  Loan (or REO  Property)  is being  purchased  pursuant  to
Section  4.08 of this  Agreement,  the  greater  of (1) 100% of the Stated  Principal  Balance thereof  plus the  principal  portion of any related  unreimbursed  Advances on such  Mortgage
Loan (or REO Property)  and (2) the fair market value  thereof plus the  principal  portion of any related  unreimbursed  Advances and (ii) unpaid accrued interest at the Adjusted  Mortgage
Rate (or  Modified  Net Mortgage  Rate plus the rate per annum at which the  Servicing  Fee is calculated  in the  case of a  Modified  Mortgage  Loan)  (or at the  Net  Mortgage  Rate  (or
Modified  Net  Mortgage  Rate in the  case of a  Modified  Mortgage  Loan))  in the  case of a purchase  made by the Master  Servicer) on the Stated  Principal  Balance  thereof to, but not including,  the first day of the month  following  the month of purchase  from the Due Date to which interest was last paid by the Mortgagor.

        Qualified  Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its  principal  place of business and each state having  jurisdiction over such  insurer in  connection  with the  insurance  policy  issued by such  insurer,  duly authorized and licensed in such states to transact a mortgage guaranty  insurance  business in such  states  and to write  the  insurance  provided  by the  insurance  policy  issued by it, approved  as a FNMA- or  FHLMC-approved  mortgage  insurer or having a claims  paying  ability rating of at least "AA" or equivalent  rating by a nationally  recognized  statistical  rating organization.  Any  replacement  insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

        Qualified  Substitute  Mortgage  Loan:  A Mortgage  Loan  substituted  by  Residential
Funding  or the  Depositor  for a  Deleted  Mortgage  Loan  which  must,  on the  date of such substitution,  as confirmed in an Officers'  Certificate delivered to the Trustee, (i) have an outstanding  principal  balance,  after  deduction  of the  principal  portion of the  monthly payment due in the month of  substitution  (or in the case of a substitution  of more than one
Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding  principal balance,  after such deduction),  not in excess of the Stated  Principal  Balance of the Deleted Mortgage Loan
(the  amount of any  shortfall  to be  deposited  by  Residential  Funding,  in the  Custodial
Account in the month of  substitution);  (ii) have a Mortgage  Rate and a Net Mortgage Rate no lower  than and not more than 1% per annum  higher  than the  Mortgage  Rate and Net  Mortgage
Rate,  respectively,  of the Deleted Mortgage Loan as of the date of substitution;  (iii) have a  Loan-to-Value  Ratio  at the  time of  substitution  no  higher  than  that of the  Deleted
Mortgage Loan at the time of  substitution;  (iv) have a remaining term to stated maturity not greater  than (and not more than one year less than) that of the Deleted  Mortgage  Loan;  (v)
comply with each  representation  and warranty set forth in Sections  2.03 and 2.04 hereof and
Section 4 of the Assignment  Agreement;  and (vi) in the case of the adjustable  rate Mortgage
Loans,  (w) have a Mortgage Rate that adjusts with the same  frequency and based upon the same
Index as that of the Deleted  Mortgage  Loan, (x) have a Note Margin not less than that of the
Deleted  Mortgage  Loan;  (y) have a  Periodic  Rate Cap that is equal to that of the  Deleted
Mortgage  Loan;  and  (z)  have a next  Adjustment  Date no  later  than  that of the  Deleted
Mortgage Loan.

        Rating Agency:  Moody's,  Fitch and Standard & Poor's. If any agency or a successor is no longer in existence,  "Rating Agency" shall be such  statistical  credit rating agency,  or other comparable  Person,  designated by the Depositor,  notice of which  designation shall be given to the Trustee and the Master Servicer.

        Realized  Loss:  With respect to each  Mortgage  Loan (or REO  Property) as to which a
Cash  Liquidation  or REO  Disposition  has occurred,  an amount (not less than zero) equal to
(i) the Stated  Principal  Balance of the  Mortgage  Loan (or REO  Property) as of the date of
Cash Liquidation or REO  Disposition,  plus (ii) interest (and REO Imputed  Interest,  if any)
at the Net Mortgage  Rate (or Modified  Net Mortgage  Rate in the case of a Modified  Mortgage
Loan) from the Due Date as to which  interest was last paid or advanced to  Certificateholders up to the last day of the month in which the Cash  Liquidation (or REO  Disposition)  occurred on the Stated  Principal  Balance of such Mortgage Loan (or REO Property)  outstanding  during each Due Period that such  interest was not paid or  advanced,  minus (iii) the  proceeds,  if any,  received during the month in which such Cash Liquidation (or REO Disposition)  occurred, to the extent  applied as  recoveries  of interest at the Net  Mortgage  Rate (or Modified Net
Mortgage  Rate in the case of a  Modified  Mortgage  Loan) and to  principal  of the  Mortgage
Loan, net of the portion thereof  reimbursable to the Master Servicer or any Subservicer  with respect to related  Advances,  Servicing  Advances  or other  expenses  as to which the Master
Servicer  or  Subservicer  is  entitled to  reimbursement  thereunder  but which have not been previously  reimbursed.  With  respect  to  each  Mortgage  Loan  which  is the  subject  of a
Servicing  Modification,  (a) (1) the  amount  by which  the  interest  portion  of a  Monthly
Payment or the  principal  balance  of such  Mortgage  Loan was  reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that  constitute  Servicing
Advances  that are  reimbursable  to the Master  Servicer or a  Subservicer,  and (b) any such amount  with  respect  to a  Monthly  Payment  that was or would  have  been due in the  month immediately  following  the month in which a Principal  Prepayment  or the  Purchase  Price of such  Mortgage  Loan is  received  or is deemed to have been  received.  With  respect to each
Mortgage Loan which has become the subject of a Deficient  Valuation,  the difference  between the principal  balance of the Mortgage Loan  outstanding  immediately  prior to such Deficient
Valuation  and the  principal  balance  of the  Mortgage  Loan  as  reduced  by the  Deficient
Valuation.  With respect to each  Mortgage  Loan which has become the object of a Debt Service
Reduction,  the amount of such Debt Service Reduction.  Notwithstanding  the above,  neither a
Deficient  Valuation nor a Debt Service  Reduction  shall be deemed a Realized Loss  hereunder so long as the Master  Servicer has  notified the Trustee in writing that the Master  Servicer is  diligently  pursuing any remedies that may exist in  connection  with the  representations and warranties  made regarding the related  Mortgage Loan and either (A) the related  Mortgage
Loan is not in default with regard to payments due  thereunder or (B)  delinquent  payments of principal  and interest  under the related  Mortgage  Loan and any premiums on any  applicable primary hazard  insurance  policy and any related escrow  payments in respect of such Mortgage
Loan are being  advanced  on a current  basis by the  Master  Servicer  or a  Subservicer,  in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each  Distribution  Date and the Class A Certificates and
Class M  Certificates  which  are  Book-Entry  Certificates,  the  close  of  business  on the
Business Day prior to such Distribution Date.

        Regular Certificates: The Class A, Class M, Class B and Class SB Certificates.

        Regular Interest: Any one of the regular interests in the Trust Fund.

        Relief Act: The Servicemembers Civil Relief Act.

        Relief Act  Shortfalls:  Interest  shortfalls on the Mortgage Loans resulting from the
Relief Act or similar legislation or regulations.

        REMIC: A "real estate mortgage  investment conduit" within the meaning of Section 860D of the Code.

        REMIC  Administrator:   Residential  Funding   Corporation.   If  Residential  Funding
Corporation  is found by a court of  competent  jurisdiction  to no longer be able to  fulfill its  obligations as REMIC  Administrator  under this Agreement the Master  Servicer or Trustee acting as successor  master  servicer shall appoint a successor REMIC  Administrator,  subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC I: The segregated pool of assets subject hereto  (exclusive of the Reserve Fund, the Swap  Account  and the  Swap  Agreement,  each of  which  is not an  asset of any  REMIC), constituting a portion of the primary trust created hereby and to be  administered  hereunder, with  respect to which a separate  REMIC  election is to be made  (other than with  respect to the items in clause (v) and the proceeds  thereof),  consisting of: (i) the Mortgage Loans and the related  Mortgage  Files;  (ii) all payments on and collections in respect of the Mortgage
Loans due after the Cut-off  Date (other than  Monthly  Payments due in June 2005) as shall be on  deposit  in the  Custodial  Account  or in  the  Certificate  Account  and  identified  as belonging to the Trust Fund;  (iii)  property which secured a Mortgage Loan and which has been acquired  for  the  benefit  of the  Certificateholders  by  foreclosure  or  deed  in lieu of foreclosure;  (iv) the hazard insurance  policies and Primary  Insurance Policy  pertaining to the Mortgage Loans, if any; and (v) all proceeds of clauses (i) through (iv) above.

        REMIC  Regular  Interests:  the  REMIC  I  Regular  Interests  and  REMIC  II  Regular
Interests.

        REMIC I Regular Interest:  Any of the separate  non-certificated  beneficial ownership interests  in REMIC I issued  hereunder  and  designated  as a "regular  interest" in REMIC I.
Each REMIC I Regular  Interest  shall accrue  interest at the related  Uncertificated  REMIC I
Pass-Through  Rate in effect  from time to time,  and shall be entitled  to  distributions  of principal,  subject to the terms and conditions  hereof,  in an aggregate  amount equal to its initial  Uncertificated  Principal  Balance as set forth in the Preliminary  Statement hereto.
The  designations  for  the  respective  REMIC  I  Regular  Interests  are  set  forth  in the
Preliminary Statement hereto.

        REMIC I Regular  Interest A-I: A regular  interest in REMIC I that is held as an asset of REMIC  II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears  interest at the related  Uncertificated  REMIC I Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC II Interest Loss Allocation  Amount:  With respect to any Distribution  Date, an amount equal to (a) the product of (i) the aggregate  Uncertificated  Principal Balance of the
REMIC II Regular  Interests then  outstanding and (ii) the  Uncertificated  Pass-Through  Rate for REMIC II Regular Interest I-AA minus the Marker Rate, divided by (b) 12.

        REMIC II Overcollateralized Amount: With respect to any date of determination,  (i) 1%
of the aggregate  Uncertificated  Principal  Balances of the REMIC II Regular  Interests minus
(ii) the  aggregate  Uncertificated  Principal  Balances  of the  REMIC II  Regular  Interests
(other  than  REMIC II  Regular  Interests  I-AA and  I-ZZ),  in each  case as of such date of determination.

        REMIC II Principal Loss Allocation  Amount:  With respect to any Distribution Date, an amount  equal to the product of (i) the  aggregate  Stated  Principal  Balance of the Mortgage
Loans then  outstanding  and (ii) 1 minus a fraction,  the numerator of which is two times the sum of the  Uncertificated  Principal  Balances of REMIC II Regular  Interests  A-I-1,  A-I-2,
A-I-3,  A-II-1,  A-II-2,  M-1, M-2, M-3,  M-4,  M-5,  M-6,  M-7, M-8, M-9,  M-10,  B-1 and the
denominator  of which is the sum of the  Uncertificated  Principal  Balances of A-I-1,  A-I-2,
A-I-3, A-II-1, A-II-2, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9, M-10, B-1 and I-ZZ.

        REMIC II  Regular  Interests:  REMIC  II  Regular  Interest  I-AA,  REMIC  II  Regular
Interest A-I-1,  REMIC II Regular Interest A-I-2,  REMIC II Regular  Interest A-I-3,  REMIC II
Regular  Interest A-II-1,  REMIC II Regular  Interest  A-II-2,  REMIC II Regular Interest M-1,
REMIC II Regular  Interest M-2, REMIC II Regular  Interest M-3, REMIC II Regular Interest M-4,
REMIC II Regular  Interest M-5, REMIC II Regular  Interest M-6, REMIC II Regular Interest M-7,
REMIC II Regular  Interest  M-8,  REMIC II Regular  Interest  M-9,  REMIC II Regular  Interest
M-10,  REMIC II Regular  Interest  B-1,  REMIC II Regular  Interest  I-ZZ and REMIC II Regular
Interest IO.

        REMIC   II   Required    Overcollateralization    Amount:    1%   of   the    Required
Overcollateralization Amount.

        REMIC II Regular  Interest  I-AA:  A regular  interest  in REMIC II that is held as an
asset  of  REMIC  III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related  Uncertificated REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular  Interest  A-I-1:  A regular  interest in REMIC II that is held as an
asset  of  REMIC  III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related  Uncertificated REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular  Interest  A-I-2:  A regular  interest in REMIC II that is held as an
asset  of  REMIC  III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related  Uncertificated REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular  Interest  A-I-3:  A regular  interest in REMIC II that is held as an
asset  of  REMIC  III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related  Uncertificated REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular  Interest  A-II-1:  A regular interest in REMIC II that is held as an
asset  of  REMIC  III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related  Uncertificated REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular  Interest  A-II-2:  A regular interest in REMIC II that is held as an
asset  of  REMIC  III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related  Uncertificated REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II  Regular  Interest  M-1:  A regular  interest  in REMIC II that is held as an
asset  of  REMIC  III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related  Uncertificated REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II  Regular  Interest  M-2:  A regular  interest  in REMIC II that is held as an
asset  of  REMIC  III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related  Uncertificated REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II  Regular  Interest  M-3:  A regular  interest  in REMIC II that is held as an
asset  of  REMIC  III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related  Uncertificated REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II  Regular  Interest  M-4:  A regular  interest  in REMIC II that is held as an
asset  of  REMIC  III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related  Uncertificated REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II  Regular  Interest  M-5:  A regular  interest  in REMIC II that is held as an
asset  of  REMIC  III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related  Uncertificated REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II  Regular  Interest  M-6:  A regular  interest  in REMIC II that is held as an
asset  of  REMIC  III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related  Uncertificated REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II  Regular  Interest  M-7:  A regular  interest  in REMIC II that is held as an
asset  of  REMIC  III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related  Uncertificated REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II  Regular  Interest  M-8:  A regular  interest  in REMIC II that is held as an
asset  of  REMIC  III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related  Uncertificated REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II  Regular  Interest  M-9:  A regular  interest  in REMIC II that is held as an
asset  of  REMIC  III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related  Uncertificated REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular  Interest  M-10:  A regular  interest  in REMIC II that is held as an
asset  of  REMIC  III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related  Uncertificated REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II  Regular  Interest  B-1:  A regular  interest  in REMIC II that is held as an
asset  of  REMIC  III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related  Uncertificated REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular  Interest  I-ZZ:  A regular  interest  in REMIC II that is held as an
asset  of  REMIC  III,   that  has  an  initial   principal   balance  equal  to  the  related
Uncertificated  Principal Balance, that bears interest at the related  Uncertificated REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular  Interest IO: A regular interest in REMIC II that is held as an asset of REMIC III, that is not entitled to distributions  of principal,  that bears interest at the related  Uncertificated  REMIC II  Pass-Through  Rate,  and that has such  other  terms as are described herein.

        REMIC II Regular Interest I-ZZ Maximum Interest  Deferral Amount:  With respect to any
Distribution  Date, the excess of (i)  Uncertificated  Accrued  Interest  calculated  with the
REMIC  II  Regular  Interest  I-ZZ  Uncertificated  Pass-Through  Rate  and an  Uncertificated
Principal  Balance equal to the excess of (x) the  Uncertificated  Principal  Balance of REMIC
II Regular  Interest I-ZZ over (y) the REMIC II  Overcollateralized  Amount,  in each case for such  Distribution  Date,  over (ii) the sum of  Uncertificated  Accrued  Interest on REMIC II
Regular  Interest A-1 through REMIC II Regular  Interest B-3, with the rate on each such REMIC
II Regular  Interest  subject to a cap equal to the  Pass-Through  Rate for the  Corresponding
Class for the purpose of this calculation.

        REMIC III:  The segregated pool of assets described in the Preliminary Statement.

        REMIC  III   Certificate:   Any   Regular   Certificate   (other  than  the  Class  SB
Certificates).

        REMIC III Certificateholder:  The Holder of any REMIC III Certificate.

        REMIC III Regular Interest:  Any "regular  interest" issued by REMIC III the ownership of which is evidenced by a Class A Certificate,  Class M Certificate or Class B  Certificates,
the Class SB Interest or the Class IO Interest.

        REMIC IV: The segregated pool of assets  consisting of the Class SB Interest  conveyed in trust to the Trustee,  for the benefit of the Holders of the Class SB Certificates  and the
Class R-IV Certificate, with respect to which a separate REMIC election is to be made.

        REMIC IV Certificate:  Any Class SB Certificate or Class R-IV Certificate.

        REMIC V: The segregated  pool of assets  consisting of the Class IO Interest  conveyed in trust to the  Trustee,  for the benefit of the  Holders of REMIC V Regular  Interest IO and the Class R-V Certificate, with respect to which a separate REMIC election is to be made.

        REMIC V Interests:  The REMIC V Regular Interest IO and any Class R-V Certificate.

        REMIC  Provisions:  Provisions  of the federal  income tax law relating to real estate mortgage  investment  conduits,  which appear at Sections 860A through 860G of Subchapter M of
Chapter 1 of the Code, and related  provisions,  and temporary and final  regulations  (or, to the extent not inconsistent with such temporary or final  regulations,  proposed  regulations)
and published  rulings,  notices and announcements  promulgated  thereunder,  as the foregoing may be in effect from time to time.

        REO  Acquisition:  The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition:  As to any REO Property,  a determination by the Master Servicer that it has received  substantially all Insurance Proceeds,  Liquidation Proceeds, REO Proceeds and
other payments and recoveries  (including  proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property,  for any period, an amount equivalent to interest  (at a rate  equal  to the  sum of  the  Net  Mortgage  Rate  that  would  have  been applicable  to the related  Mortgage  Loan had it been  outstanding)  on the unpaid  principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO  Proceeds:  Proceeds,  net of  expenses,  received in respect of any REO  Property
(including,  without  limitation,  proceeds from the rental of the related Mortgaged Property)
which proceeds are required to be deposited  into the Custodial  Account only upon the related
REO Disposition.

        REO Property:  A Mortgaged Property acquired by the Master Servicer,  on behalf of the
Trustee  for  the  benefit  of  the  Certificateholders  pursuant  to  Section  3.14,  through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable  Modified  Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate  reduction,  (ii) has been subject to a term  extension or (iii) has had amounts owing on such  Mortgage  Loan  capitalized  by  adding  such  amount to the  Stated  Principal
Balance  of  such  Mortgage  Loan;  provided,  however,  that  a  Mortgage  Loan  modified  in accordance  with clause (i) above for a temporary  period shall not be a  Reportable  Modified
Mortgage  Loan if such  Mortgage  Loan has not been  delinquent  in payments of principal  and interest for six months since the date of such  modification  if that interest rate  reduction is not made permanent thereafter.
        Repurchase Event: As defined in the Assignment Agreement.

        Request  for  Release:  A request  for  release,  the forms of which are  attached  as
Exhibit H hereto, or an electronic request in a form acceptable to the Custodian.

        Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is required to be maintained from time to time under this  Agreement,  the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required  Overcollateralization  Amount: With respect to any Distribution Date, (a) if such  Distribution  Date  is  prior  to the  Stepdown  Date,  1.40%  of the  aggregate  Stated
Principal  Balance of the Mortgage  Loans as of the Cut-off Date, or (b) if such  Distribution
Date is on or after the Stepdown Date, the greater of (i) 2.80% of the then current  aggregate
Stated  Principal  Balance of the  Mortgage  Loans as of the end of the related Due Period and
(ii) the related  Overcollateralization  Floor; provided,  however, that if a Trigger Event is in effect, the Required  Overcollateralization  Amount will be an amount equal to the Required
Overcollateralization  Amount for the immediately  preceding  Distribution  Date. The Required
Overcollateralization Amount may be reduced with notification to each of the Rating Agencies.

        Reserve  Fund:  An "outside  reserve  fund" within the meaning of Treasury  regulation
Section  1.860G-2(h),  which is not an asset of any REMIC,  ownership of which is evidenced by the Class SB Certificates, and which is established and maintained pursuant to Section 4.09.

        Reserve Fund  Deposit:  With respect to the Reserve  Fund,  an amount equal to $5,000, which the Trustee shall deposit into the Reserve Fund pursuant to Section 4.09 hereof.

        Reserve  Fund  Residual  Right:  The right to  distributions  from the Reserve Fund as described in Section 4.09 hereof.

        Residential Funding:  Residential Funding Corporation, a Delaware corporation,  in its capacity as seller of the Mortgage  Loans to the  Depositor  and not in its capacity as Master
Servicer, and any successor thereto.

        Responsible  Officer:  When used with  respect  to the  Trustee,  any  officer  of the
Worldwide  Securities   Services/Structured   Finance  Services  Department  of  the  Trustee,
including any Senior Vice  President,  any Vice President,  any Assistant Vice President,  any
Assistant  Secretary,  any Trust Officer or Assistant  Trust Officer,  or any other officer of the Trustee with direct responsibility for the administration of this Agreement.

        Senior Enhancement  Percentage:  For any Distribution Date, the percentage obtained by dividing  (x)  the sum of (i) the  aggregate  Certificate  Principal  Balance  of the  Class M
Certificates  and Class B  Certificates  and (ii) the  Overcollateralization  Amount,  in each case prior to the  distribution  of the  Principal  Distribution  Amount on such  Distribution
Date,  by (y) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans after  giving effect to distributions to be made on that Distribution Date.

        Sequential  Trigger  Event:  With  respect to any  Distribution  Date (i) prior to the
Distribution  Date in July 2008, if cumulative  Realized Losses on the Mortgage Loans for such
Distribution  Date as a  percentage  of the Cut-off  Date  Balance are greater  than 2.75% and
(ii) in or after July 2008, if a Trigger Event is in effect.

        Servicing  Accounts:  The  account or  accounts  created  and  maintained  pursuant to
Section 3.08.

        Servicing Advances: All customary,  reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default,  delinquency or other  unanticipated  event by the  Master  Servicer  or a  Subservicer  in the  performance  of its  servicing  obligations, including,  but not limited to, the cost of (i) the  preservation,  restoration and protection
of  a  Mortgaged   Property,   (ii)  any  enforcement  or  judicial   proceedings,   including
foreclosures,  including  any  expenses  incurred  in relation  to any such  proceedings  that result from the Mortgage Loan being  registered on the MERS System,  (iii) the  management and liquidation  of any REO Property,  (iv) any  mitigation  procedures  implemented in accordance with Section 3.07 and (v) compliance with the obligations  under Sections 3.01, 3.08,  3.12(a)
and 3.14,  including,  if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage  services that are  customarily  provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing  Fee:  With  respect to any Mortgage  Loan and  Distribution  Date,  the fee
payable  monthly to the Master  Servicer  in respect  of master  servicing  compensation  that accrues at an annual rate equal to the Servicing Fee Rate  multiplied by the Stated  Principal
Balance of such  Mortgage  Loan as of the related  Due Date in the related Due Period,  as may be adjusted pursuant to Section 3.16(e).

        Servicing  Fee Rate:  The per annum rate  designated  on the Mortgage Loan Schedule as the  "MSTR  SERV FEE" as may be  adjusted  with  respect  to  successor  Master  Servicers  as provided in Section 7.02.

        Servicing  Modification:  Any  reduction  of the interest  rate on or the  outstanding principal  balance of a Mortgage  Loan, any extension of the final maturity date of a Mortgage
Loan,  and any increase to the Stated  Principal  Balance of a Mortgage  Loan by adding to the
Stated  Principal  Balance  unpaid  principal  and interest and other  amounts owing under the
Mortgage Loan, in each case pursuant to a  modification  of a Mortgage Loan that is in default or, in the judgment of the Master  Servicer,  default is reasonably  foreseeable in accordance with Section 3.07(a).

        Servicing  Officer:  Any officer of the Master  Servicer  involved in, or  responsible for,  the  administration  and  servicing  of the  Mortgage  Loans  whose  name  and  specimen signature  appear on a list of  servicing  officers  furnished  to the  Trustee on the Closing
Date by the Master Servicer, as such list may from time to time be amended.

        Sixty-Plus  Delinquency  Percentage:  With  respect  to  any  Distribution  Date,  the fraction,  expressed as a percentage,  equal to (x) the aggregate Stated Principal  Balance of the Mortgage  Loans that are 60 or more days  delinquent  in payment of principal and interest for that Distribution  Date,  including  Mortgage Loans in bankruptcy that are 60 or more days delinquent,  foreclosure and REO Properties,  over (y) the aggregate Stated Principal  Balance of all of the Mortgage Loans immediately preceding that Distribution Date.

        Standard & Poor's:  Standard & Poor's, a division of The McGraw-Hill Companies, or its successor in interest.

        Startup Date: The day designated as such pursuant to Article X hereof.

        Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property, at any given  time,  (i) the sum of (a) the Cut-off  Date  Principal  Balance of the  Mortgage
Loan plus (b) any amount by which the Stated  Principal  Balance of the Mortgage Loan has been increased  pursuant to a Servicing  Modification,  minus (ii) the sum of (a) the  aggregate of the  principal  portion of the Monthly  Payments due with respect to such Mortgage Loan or REO
Property  during each Due Period  commencing  on the first Due Period  after the Cut-Off  Date and  ending  with the Due  Period  related  to the most  recent  Distribution  Date which were received  or with  respect to which an Advance  was made,  and (b) all  Principal  Prepayments with respect to such Mortgage Loan or REO Property,  and all Insurance  Proceeds,  Liquidation
Proceeds and REO  Proceeds,  to the extent  applied by the Master  Servicer as  recoveries  of principal  in  accordance  with  Section  3.14  with  respect  to  such  Mortgage  Loan or REO
Property,  in each  case  which  were  distributed  pursuant  to  Section  4.02 or 4.03 on any previous  Distribution  Date, and (c) any Realized Loss allocated to  Certificateholders  with respect thereto for any previous Distribution Date.

        Stepdown  Date:  The  Distribution  Date  which  is the  later  to  occur  of (i)  the
Distribution  Date  occurring in July 2008 and (ii) the first  Distribution  Date on which the
Senior Enhancement Percentage is equal to or greater than 37.10%.

        Sub-Group:  Each  sub-group of the Mortgage Loans referred to as the Group I Loans and the Group II Loans.

        Subordination:  The provisions described in Section 4.05 relating to the allocation of
Realized Losses.

        Subordination  Percentage:  With  respect to the Class A  Certificates,  62.90%;  with respect to the Class M-1  Certificates,  71.40%;  with respect to the Class M-2  Certificates,
76.90%;  with  respect to the Class M-3  Certificates,  80.40%;  with respect to the Class M-4
Certificates,  83.90%;  with respect to the Class M-5  Certificates,  85.20%;  with respect to the Class M-6 Certificates,  88.00%; with respect to the Class M-7 Certificates,  90.40%; with respect to the Class M-8  Certificates,  92.40%;  with respect to the Class M-9  Certificates,
94.40%;  with respect to the Class M-10  Certificates,  96.40%;  with respect to the Class B-1
Certificates, 97.20%.

        Subsequent  Recoveries:  As of any Distribution  Date,  amounts received by the Master
Servicer (net of any related  expenses  permitted to be  reimbursed  pursuant to Section 3.10)
or surplus  amounts held by the Master Servicer to cover estimated  expenses  (including,  but not  limited to,  recoveries  in respect of the  representations  and  warranties  made by the related  Seller  pursuant to the  applicable  Seller's  Agreement  and assigned to the Trustee pursuant to Section  2.04)  specifically  related to a Mortgage Loan that was the subject of a
Cash Liquidation or an REO Disposition  prior to the related  Prepayment  Period that resulted in a Realized Loss.

        Subserviced  Mortgage Loan: Any Mortgage Loan that, at the time of reference  thereto, is subject to a Subservicing Agreement.

        Subservicer:  Any Person with whom the Master Servicer has entered into a Subservicing
Agreement  and who  generally  satisfied  the  requirements  set forth in the Program Guide in respect  of  the  qualification  of a  Subservicer  as  of  the  date  of  its  approval  as a
Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent  installment  of  principal  and  interest on a
Mortgage  Loan which is advanced  by the related  Subservicer  (net of its  Subservicing  Fee)
pursuant to the Subservicing Agreement.

        Subservicing  Account:  An account  established  by a Subservicer  in accordance  with
Section 3.08.

        Subservicing  Agreement:  The written  contract  between the Master  Servicer  and any
Subservicer  relating to servicing and  administration  of certain  Mortgage Loans as provided in Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program  Guide or in such other form as has been  approved by the Master  Servicer and the
Depositor.

        Subservicing  Fee: As to any  Mortgage  Loan,  the fee payable  monthly to the related
Subservicer  (or, in the case of a  Nonsubserviced  Mortgage Loan, to the Master  Servicer) in
respect  of  subservicing   and  other   compensation   that  accrues  with  respect  to  each
Distribution  Date at an annual  rate equal to the  Subservicing  Fee Rate  multiplied  by the
Stated  Principal  Balance of such Mortgage Loan as of the related Due Date in the related Due
Period.

        Subservicing  Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "SUBSERV FEE".

        Swap Account:  The separate trust account created and maintained by the Trustee.

        Swap Agreement:  The interest rate swap agreement  between the Swap  Counterparty  and the Trustee,  on behalf of the Trust,  which agreement provides for Net Swap Payments and Swap
Termination  Payments  to  be  paid,  as  provided  therein,   together  with  any  schedules,
confirmations or other agreements relating thereto, attached hereto as Exhibit U.

        Swap  Agreement  Notional  Balance:  As to the Swap  Agreement  and each Floating Rate
Payer  Payment  Date (as  defined  in the Swap  Agreement),  the amount set forth on Exhibit T hereto for such Floating Rate Payer Payment Date.

        Swap  Agreement  Upfront  Fee:  $44,500,  to be  paid  by the  Depositor  to the  Swap
Counterparty for the purchase of the Swap Agreement.

        Swap  Counterparty:  The  swap  counterparty  under  the  Swap  Agreement  either  (a)
entitled to receive  payments  from the Trustee from  amounts  payable by the Trust Fund under this  Agreement  or (b)  required  to make  payments  to the  Trustee for payment to the Trust
Fund,  in either  case  pursuant  to the terms of the Swap  Agreement,  and any  successor  in interest or assign.  Initially, the Swap Counterparty shall be Bank of America, N.A.

        Swap LIBOR:  LIBOR as determined pursuant to the Swap Agreement.

        Swap Provider Trigger Event:  With respect to any  Distribution  Date, (i) an Event of
Default under the Swap Agreement with respect to which the Swap  Counterparty  is a Defaulting
Party,  (ii) a  Termination  Event  under the Swap  Agreement  with  respect to which the Swap
Counterparty is the sole Affected Party,  or (iii) an Additional  Termination  Event under the
Swap Agreement with respect to which the Swap Counterparty is the sole Affected Party.

        Swap  Termination  Payment:  Upon the  designation of an "Early  Termination  Date" as defined in the Swap  Agreement,  the  payment to be made by the Trustee on behalf of the Trust to the Swap  Counterparty  from payments from the Trust Fund, or by the Swap  Counterparty  to the Trustee for payment to the Trust Fund,  as  applicable,  pursuant to the terms of the Swap
Agreement.

        Tax  Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,
U.S.  Real  Estate  Mortgage  Investment  Conduit  Income  Tax  Return,  including  Schedule Q thereto,  Quarterly  Notice to Residual  Interest  Holders of REMIC Taxable Income or Net Loss
Allocation,  or any  successor  forms,  to be filed on behalf of REMIC I, REMIC II, REMIC III,
REMIC IV and  REMIC V due to their  classification  as  REMICs  under  the  REMIC  Provisions, together  with any and all other  information,  reports or returns  that may be required to be furnished to the  Certificateholders  or filed with the Internal  Revenue Service or any other governmental taxing authority under any applicable  provisions of federal,  state or local tax laws.

        Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee:  Any Person who is  acquiring  by  Transfer  any  Ownership  Interest in a
Certificate.

        Transferor:  Any Person who is  disposing by Transfer of any  Ownership  Interest in a
Certificate.

        Trigger Event: A Trigger Event is in effect with respect to any  Distribution  Date if either (i) (A) with  respect  to any  Distribution  Date  (other  than the first  Distribution
Date), the three-month  average (or two  month-average in the case of the second  Distribution
Date) of the Sixty-Plus  Delinquency  Percentage,  as determined on that Distribution Date and the immediately preceding two Distribution Dates (or immediately  preceding  Distribution Date in the  case of the  second  Distribution  Date),  equals  or  exceeds  43.10%  of the  Senior
Enhancement  Percentage or (B) with respect to the first  Distribution  Date,  the  Sixty-Plus
Delinquency  Percentage,  as determined on that Distribution Date, equals or exceeds 43.10% of the Senior  Enhancement  Percentage  or (ii) the  aggregate  amount of Realized  Losses on the
Mortgage Loans as a percentage of the Cut-off Date Balance  exceeds the applicable  amount set forth below:

   July 2008 to June 2009................   2.75%  with  respect  to  July  2008,   plus  an
                                            additional   1/12th  of  1.55%  for  each  month
                                            thereafter.
   July 2009 to June 2010................   4.30%  with  respect  to  July  2009,   plus  an
                                            additional   1/12th  of  1.25%  for  each  month
                                            thereafter.
   July 2010 to June 2011................   5.55%  with  respect  to  July  2010,   plus  an
                                            additional   1/12th  of  0.70%  for  each  month
                                            thereafter.
   July 2011 and thereafter..............    6.25%.

        Trust Fund:  Collectively,  the assets of REMIC I, REMIC II,  REMIC III,  REMIC IV and
REMIC V, the Reserve  Fund,  the Reserve Fund  Deposit,  the Swap Account and the rights under the Swap Agreement.

        Uniform  Single  Attestation   Program  for  Mortgage  Bankers:   The  Uniform  Single
Attestation  Program for Mortgage  Bankers,  as published by the Mortgage Bankers  Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uncertificated  Notional  Amount:  With  respect  to the  Class  SB  Interest  and any
Distribution  Date, an amount equal to the aggregate  Uncertificated  Principal Balance of the
REMIC II Regular Interests for such Distribution Date.

        With respect to REMIC II Regular Interest IO and each  Distribution Date listed below, the aggregate  Uncertificated  Principal  Balance of the REMIC I Regular Interests ending with the designation "A" listed below:

             DISTRIBUTION
                 DATE                            REMIC I REGULAR INTERESTS
                   1                                I-1-A through I-60-A
                   2                                I-2-A through I-60-A
                   3                                I-3-A through I-60-A
                   4                                I-4-A through I-60-A
                   5                                I-5-A through I-60-A
                   6                                I-6-A through I-60-A
                   7                                I-7-A through I-60-A
                   8                                I-8-A through I-60-A
                   9                                I-9-A through I-60-A
                  10                               I-10-A through I-60-A
                  11                               I-11-A through I-60-A
                  12                               I-12-A through I-60-A
                  13                               I-13-A through I-60-A
                  14                               I-14-A through I-60-A
                  15                               I-15-A through I-60-A
                  16                               I-16-A through I-60-A
                  17                               I-17-A through I-60-A
                  18                               I-18-A through I-60-A
                  19                               I-19-A through I-60-A
                  20                               I-20-A through I-60-A
                  21                               I-21-A through I-60-A
                  22                               I-22-A through I-60-A
                  23                               I-23-A through I-60-A
                  24                               I-24-A through I-60-A
                  25                               I-25-A through I-60-A
                  26                               I-26-A through I-60-A
                  27                               I-27-A through I-60-A
                  28                               I-28-A through I-60-A
                  29                               I-29-A through I-60-A
                  30                               I-30-A through I-60-A
                  31                               I-31-A through I-60-A
                  32                               I-32-A through I-60-A
                  33                               I-33-A through I-60-A
                  34                               I-34-A through I-60-A
                  35                               I-35-A through I-60-A
                  36                               I-36-A through I-60-A
                  37                               I-37-A through I-60-A
                  38                               I-38-A through I-60-A
                  39                               I-39-A through I-60-A
                  40                               I-40-A through I-60-A
                  41                               I-41-A through I-60-A
                  42                               I-42-A through I-60-A
                  43                               I-43-A through I-60-A
                  44                               I-44-A through I-60-A
                  45                               I-45-A through I-60-A
                  46                               I-46-A through I-60-A
                  47                               I-47-A through I-60-A
                  48                               I-48-A through I-60-A
                  49                               I-49-A through I-60-A
                  50                               I-50-A through I-60-A
                  51                               I-51-A through I-60-A
                  52                               I-52-A through I-60-A
                  53                               I-53-A through I-60-A
                  54                               I-54-A through I-60-A
                  55                               I-55-A through I-60-A
                  56                               I-56-A through I-60-A
                  57                               I-57-A through I-60-A
                  58                               I-58-A through I-60-A
                  59                               I-59-A through I-60-A
                  60                                       I-60-A
              thereafter                                   $0.00

----------------------------------------------------------------------------------------------
        With respect to the Class IO Interest and any  Distribution  Date,  an amount equal to the  Uncertificated  Notional  Amount of the REMIC II Regular  Interest  IO.  With  respect to
REMIC V Regular  Interest IO, an amount  equal to the  Uncertificated  Notional  Amount of the
Class IO Interest.

        Uncertificated  Pass-Through  Rate: the  Uncertificated  REMIC I Pass-Through Rate and
Uncertificated REMIC II Pass-Through Rate.

        Uncertificated  Principal Balance:  The amount of REMIC Regular Interests  outstanding as of any  date  of  determination.  As of the  Closing  Date,  the  Uncertificated  Principal
Balance of each REMIC  Regular  Interest  shall equal the amount set forth in the  Preliminary
Statement hereto as its initial  Uncertificated  Principal Balance. On each Distribution Date, the  Uncertificated  Principal  Balance of the REMIC Regular Interests shall be reduced by all distributions  of principal  made on such REMIC Regular  Interests on such  Distribution  Date pursuant  to  Section  4.02 and,  if and to the extent  necessary  and  appropriate,  shall be further  reduced on such  Distribution  Date by Realized  Losses as provided in Section  4.05, and the  Uncertificated  Principal  Balance  of  REMIC  II  Regular  Interest  I-ZZ  shall  be increased by the related  interest  deferrals as provided in Section 4.02. The  Uncertificated
Principal  Balance  of each  REMIC  Regular  Interest  shall  never be less  than  zero.  With respect  to the Class SB  Interest  as of any date of  determination,  an amount  equal to the excess, if any, of (A) the then aggregate  Uncertificated  Principal  Balances of the REMIC II
Regular Interests over (B) the then aggregate  Certificate  Principal  Balances of the Class A
Certificates, the Class M Certificates and the Class B Certificates then outstanding.

        Uncertificated  REMIC I  Pass-Through  Rate:  With  respect  to each  REMIC I  Regular
Interest ending with the designation  "A", a per annum rate equal to the weighted  average Net
Mortgage  Rate of the  Mortgage  Loans  multiplied  by 2,  subject to a maximum rate of 7.76%.
With respect to each REMIC I Regular  Interest  ending with the  designation  "B", the greater of (x) a per annum rate equal to the  excess,  if any,  of (i) 2  multiplied  by the  weighted average  Net  Mortgage  Rate of the  Mortgage  Loans  over (ii) 7.76% and (y)  0.00000%.  With respect to REMIC I Regular  Interest  A-I,  the  weighted  average  Net  Mortgage  Rate of the
Mortgage Loans.

        Uncertificated  REMIC II Pass-Through  Rate: With respect to REMIC II Regular Interest
I-AA,  REMIC II Regular  Interest A-I-1,  REMIC II Regular  Interest  A-I-2,  REMIC II Regular
Interest A-I-3, REMIC II Regular Interest A-II-1,  REMIC II Regular Interest A-II-2,  REMIC II
Regular  Interest M-1, REMIC II Regular  Interest M-2, REMIC II Regular Interest M-3, REMIC II
Regular  Interest M-4, REMIC II Regular  Interest M-5, REMIC II Regular Interest M-6, REMIC II
Regular  Interest M-7, REMIC II Regular  Interest M-8, REMIC II Regular Interest M-9, REMIC II
Regular  Interest M-10,  REMIC II Regular  Interest B-1 and REMIC II Regular  Interest I-ZZ, a
per annum rate (but not less than zero) equal to the  weighted  average of (x) with respect to
REMIC I Regular  Interests  ending  with the  designation  "B",  the  weighted  average of the
Uncertificated  REMIC I  Pass-Through  Rates for such REMIC I Regular  Interests,  weighted on the basis of the  Uncertificated  Principal Balance of such REMIC I Regular Interests for each such  Distribution  Date,  (y) with  respect to REMIC I Regular  Interest  A-I,  the  weighted average of the  Uncertificated  REMIC I Pass-Through  Rate for such REMIC I Regular  Interest, weighted  on the  basis  of the  Uncertificated  Principal  Balance  of such  REMIC I  Regular
Interest for each such  Distribution  Date and (z) with  respect to REMIC I Regular  Interests ending with the  designation  "A",  for each  Distribution  Date listed  below,  the  weighted average  of the rates  listed  below for each such  REMIC I  Regular  Interest  listed  below, weighted  on the basis of the  Uncertificated  Principal  Balance of each such REMIC I Regular
Interest for each such Distribution Date:

 DISTRIBUTION
     DATE       REMIC I REGULAR INTEREST                          RATE
      1         I-1-A through I-60-A       2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
      2         I-2-A through I-60-A       2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A                      Uncertificated REMIC I Pass-Through Rate
      3         I-3-A through I-60-A       2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A and I-2-A            Uncertificated REMIC I Pass-Through Rate
      4         I-4-A through I-60-A       2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-3-A        Uncertificated REMIC I Pass-Through Rate
      5         I-5-A through I-60-A       2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-4-A        Uncertificated REMIC I Pass-Through Rate
      6         I-6-A through I-60-A       2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-5-A        Uncertificated REMIC I Pass-Through Rate
      7         I-7-A through I-60-A       2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-6-A        Uncertificated REMIC I Pass-Through Rate
      8         I-8-A through I-60-A       2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-7-A        Uncertificated REMIC I Pass-Through Rate
      9         I-9-A through I-60-A       2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-8-A        Uncertificated REMIC I Pass-Through Rate
      10        I-10-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-9-A        Uncertificated REMIC I Pass-Through Rate
      11        I-11-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-10-A       Uncertificated REMIC I Pass-Through Rate
      12        I-12-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-11-A       Uncertificated REMIC I Pass-Through Rate
      13        I-13-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-12-A       Uncertificated REMIC I Pass-Through Rate
      14        I-14-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-13-A       Uncertificated REMIC I Pass-Through Rate
      15        I-15-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-14-A       Uncertificated REMIC I Pass-Through Rate
      16        I-16-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-15-A       Uncertificated REMIC I Pass-Through Rate
      17        I-17-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-16-A       Uncertificated REMIC I Pass-Through Rate
      18        I-18-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-17-A       Uncertificated REMIC I Pass-Through Rate
      19        I-19-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-18-A       Uncertificated REMIC I Pass-Through Rate
      20        I-20-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-19-A       Uncertificated REMIC I Pass-Through Rate
      21        I-21-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-20-A       Uncertificated REMIC I Pass-Through Rate
      22        I-22-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-21-A       Uncertificated REMIC I Pass-Through Rate
      23        I-23-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-22-A       Uncertificated REMIC I Pass-Through Rate
      24        I-24-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-23-A       Uncertificated REMIC I Pass-Through Rate
      25        I-25-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-24-A       Uncertificated REMIC I Pass-Through Rate
      26        I-26-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-25-A       Uncertificated REMIC I Pass-Through Rate
      27        I-27-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-26-A       Uncertificated REMIC I Pass-Through Rate
      28        I-28-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-27-A       Uncertificated REMIC I Pass-Through Rate
      29        I-29-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-28-A       Uncertificated REMIC I Pass-Through Rate
      30        I-30-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-29-A       Uncertificated REMIC I Pass-Through Rate
      31        I-31-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-30-A       Uncertificated REMIC I Pass-Through Rate
      32        I-32-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-31-A       Uncertificated REMIC I Pass-Through Rate
      33        I-33-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-32-A       Uncertificated REMIC I Pass-Through Rate
      34        I-34-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-33-A       Uncertificated REMIC I Pass-Through Rate
      35        I-35-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-34-A       Uncertificated REMIC I Pass-Through Rate
      36        I-36-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-35-A       Uncertificated REMIC I Pass-Through Rate
      37        I-37-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-36-A       Uncertificated REMIC I Pass-Through Rate
      38        I-38-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-37-A       Uncertificated REMIC I Pass-Through Rate
      39        I-39-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-38-A       Uncertificated REMIC I Pass-Through Rate
      40        I-40-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-39-A       Uncertificated REMIC I Pass-Through Rate
      41        I-41-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-40-A       Uncertificated REMIC I Pass-Through Rate
      42        I-42-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-41-A       Uncertificated REMIC I Pass-Through Rate
      43        I-43-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-42-A       Uncertificated REMIC I Pass-Through Rate
      44        I-44-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-43-A       Uncertificated REMIC I Pass-Through Rate
      45        I-45-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-44-A       Uncertificated REMIC I Pass-Through Rate
      46        I-46-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-45-A       Uncertificated REMIC I Pass-Through Rate
      47        I-47-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-46-A       Uncertificated REMIC I Pass-Through Rate
      48        I-48-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-47-A       Uncertificated REMIC I Pass-Through Rate
      49        I-49-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-48-A       Uncertificated REMIC I Pass-Through Rate
      50        I-50-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-49-A       Uncertificated REMIC I Pass-Through Rate
      51        I-51-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-50-A       Uncertificated REMIC I Pass-Through Rate
      52        I-52-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-51-A       Uncertificated REMIC I Pass-Through Rate
      53        I-53-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-52-A       Uncertificated REMIC I Pass-Through Rate
      54        I-54-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-53-A       Uncertificated REMIC I Pass-Through Rate
      55        I-55-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-54-A       Uncertificated REMIC I Pass-Through Rate
      56        I-56-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-55-A       Uncertificated REMIC I Pass-Through Rate
      57        I-57-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-56-A       Uncertificated REMIC I Pass-Through Rate
      58        I-58-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-57-A       Uncertificated REMIC I Pass-Through Rate
      59        I-59-A through I-60-A      2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-58-A       Uncertificated REMIC I Pass-Through Rate
      60        I-60-A                     2  multiplied  by Swap LIBOR,  subject to a maximum
                                           rate of Uncertificated REMIC I Pass-Through Rate
                I-1-A through I-59-A       Uncertificated REMIC I Pass-Through Rate
  Thereafter    I-1-A through I-60-A       Uncertificated REMIC I Pass-Through Rate

----------------------------------------------------------------------------------------------

        With respect to REMIC II Regular  interest IO, the excess of (i) the weighted  average of the  Uncertificated  REMIC I Pass-Through  Rates for REMIC I Regular  Interests ending with the designation "A", over (ii) 2 multiplied by Swap LIBOR.

        Uninsured  Cause:  Any cause of damage to property subject to a Mortgage such that the complete  restoration  of such  property  is not fully  reimbursable  by the hazard  insurance policies.

        United  States  Person:  A citizen or resident of the United  States,  a  corporation, partnership  or other  entity  (treated as a  corporation  or  partnership  for United  States federal  income  tax  purposes)  created  or  organized  in, or under the laws of,  the United
States,  any state thereof,  or the District of Columbia (except in the case of a partnership, to the extent  provided in Treasury  regulations)  provided that,  for purposes  solely of the restrictions on the transfer of Class R  Certificates,  no partnership or other entity treated as a partnership  for United States  federal  income tax purposes shall be treated as a United
States Person unless all persons that own an interest in such  partnership  either directly or through any entity that is not a  corporation  for United States  federal  income tax purposes are required by the applicable  operative  agreement to be United States Persons, or an estate that is  described  in Section  7701(a)(30)(D)  of the Code,  or a trust that is  described in
Section 7701(a)(30)(E) of the Code.

        VA: The Veterans Administration, or its successor.

        Voting Rights:  The portion of the voting rights of all of the  Certificates  which is allocated to any  Certificate.  98.00% of all of the Voting  Rights  shall be allocated  among
Holders of the Class A, Class M and Class B  Certificates,  in proportion  to the  outstanding
Certificate  Principal  Balances  of their  respective  Certificates;  1% of all of the Voting
Rights  shall be  allocated  among the  Holders of the Class SB  Certificates;  0.20%,  0.20%,
0.20%,  0.20% and 0.20% of all of the Voting  Rights shall be  allocated  among the Holders of the Class R-I, Class R-II, Class R-III,  Class R-IV and Class R-V Certificates,  respectively;
in each case to be allocated  among the  Certificates  of such Class in accordance  with their respective Percentage Interest.

Section 1.02.  Determination of LIBOR.

        LIBOR applicable to the calculation of the  Pass-Through  Rate on the Class A, Class M
and Class B  Certificates  for any Interest  Accrual  Period will be  determined on each LIBOR
Rate Adjustment  Date. On each LIBOR Rate Adjustment  Date,  LIBOR shall be established by the
Trustee  and, as to any  Interest  Accrual  Period,  will equal the rate for one month  United
States  dollar  deposits  that  appears on the  Telerate  Screen  Page 3750 as of 11:00  a.m.,
London  time,  on such LIBOR Rate  Adjustment  Date.  "Telerate  Screen  Page 3750"  means the display  designated  as page 3750 on the  Telerate  Service (or such other page as may replace page 3750 on that service for the purpose of  displaying  London  interbank  offered  rates of major  banks).  If such rate does not appear on such page (or such  other page as may  replace that  page on that  service,  or if such  service  is no  longer  offered,  LIBOR  shall be so established  by use of such other service for displaying  LIBOR or comparable  rates as may be selected by the Trustee after  consultation  with the Master  Servicer),  the rate will be the
Reference Bank Rate.  The  "Reference  Bank Rate" will be determined on the basis of the rates at which  deposits in U.S.  Dollars are offered by the  reference  banks  (which  shall be any three major banks that are engaged in transactions in the London  interbank  market,  selected by the Trustee after  consultation  with the Master  Servicer) as of 11:00 a.m.,  London time, on the LIBOR Rate Adjustment Date to prime banks in the London  interbank  market for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal Balance of the Class A, Class M and Class B Certificates  then  outstanding.  The Trustee will request the  principal  London  office of each of the  reference  banks to provide a quotation  of its rate. If at least two such  quotations are provided,  the rate will be the arithmetic  mean of the  quotations  rounded  up to the next  multiple  of 1/16%.  If on such date  fewer than two quotations  are  provided  as  requested,  the rate will be the  arithmetic  mean of the rates quoted  by  one or  more  major  banks  in New  York  City,  selected  by  the  Trustee  after consultation  with the Master  Servicer,  as of 11:00 a.m.,  New York City time,  on such date for loans in U.S.  Dollars  to  leading  European  banks for a period of one month in  amounts approximately  equal to the aggregate  Certificate  Principal  Balance of the Class A, Class M
and Class B Certificates  then  outstanding.  If no such quotations can be obtained,  the rate will be LIBOR for the prior  Distribution  Date;  provided  however,  if, under the priorities described  above,  LIBOR for a  Distribution  Date  would be based on LIBOR  for the  previous
Distribution  Date for the third  consecutive  Distribution  Date, the Trustee shall select an alternative  comparable  index (over which the Trustee has no control),  used for  determining one-month  Eurodollar  lending  rates that is calculated  and  published  (or  otherwise  made available) by an independent  party.  The  establishment  of LIBOR by the Trustee on any LIBOR
Rate  Adjustment  Date and the  Trustee's  subsequent  calculation  of the  Pass-Through  Rate applicable  to the  Class  A,  Class M and  Class B  Certificates  for the  relevant  Interest
Accrual  Period,  in the  absence  of  manifest  error,  will be final and  binding.  Promptly following each LIBOR Rate  Adjustment  Date the Trustee shall supply the Master  Servicer with the results of its determination of LIBOR on such date.  Furthermore,  the Trustee will supply to any  Certificateholder  so  calling  the  Trustee  at  1-800-275-2048  and  requesting  the
Pass-Through  Rate on the Class A, Class M and Class B  Certificates  for the  current and the immediately preceding Interest Accrual Period.

ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a)     The  Depositor,  concurrently  with the  execution  and delivery  hereof,  does hereby assign to the Trustee without  recourse all the right,  title and interest of the Depositor in and to (i) the  Mortgage  Loans,  including  all interest  and  principal  received on or with respect to the  Mortgage  Loans after the Cut-off Date (other than  payments of principal  and interest  due on the  Mortgage  Loans in the  month  of June  2005);  (ii) the Swap  Agreement
Upfront  Fee;  (iii) the Reserve Fund  Deposit;  and (iv) all  proceeds of the  foregoing.  In addition,  on the  Closing  Date,  the  Trustee  is  hereby  directed  to enter  into the Swap
Agreement on behalf of the Trust Fund with the Swap Counterparty.

               The  Depositor,  the  Master  Servicer  and the  Trustee  agree  that it is not intended  that any  mortgage  loan be  included  in the Trust that is either (i) a  "High-Cost
Home Loan" as defined in the New Jersey Home  Ownership  Security Act  effective  November 27,
2003,  (ii) a  "High-Cost  Home Loan" as defined in the New Mexico  Home Loan  Protection  Act effective  January  1,  2004,  (iii) a "High  Cost  Home  Mortgage  Loan"  as  defined  in the
Massachusetts  Predatory  Home  Loan  Practices  Act  effective  November  7,  2004  or (iv) a
"High-Cost  Home Loan" as defined in the  Indiana  Home Loan  Practices  Act  effective  as of
January 1, 2005.

(b)     In connection with such assignment,  and  contemporaneously  with the delivery of this
Agreement,  except as set forth in Section  2.01(c)  below,  the Depositor does hereby deliver to,  and  deposit  with,  the  Trustee,  or to and  with one or more  Custodians,  as the duly appointed  agent or agents  of the  Trustee  for such  purpose,  the  following  documents  or instruments  (or copies  thereof as permitted by this  Section)  with respect to each Mortgage
Loan so assigned:

(i)     The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of  endorsements  from the originator  thereof to the Person endorsing  it to the Trustee,  or with  respect to any  Destroyed  Mortgage  Note,  an original lost note affidavit from the related  Seller or Residential  Funding  stating that the original  Mortgage  Note was lost,  misplaced or  destroyed,  together with a copy of the related Mortgage Note;

(ii)    The  original  Mortgage,  noting  the  presence  of the MIN of the  Mortgage  Loan and language  indicating  that the Mortgage  Loan is a MOM Loan if the Mortgage  Loan is a
        MOM Loan, with evidence of recording  thereon or, if the original Mortgage has not yet been returned from the public recording  office, a copy of the original  Mortgage with evidence of recording indicated thereon;

(iii)   Unless the Mortgage Loan is registered on the MERS(R)System,  the Assignment (which may be included in one or more blanket  assignments if permitted by applicable law) of the
        Mortgage to the Trustee  with  evidence of  recording  indicated  thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)    The original  recorded  assignment or assignments of the Mortgage  showing an unbroken chain of title from the  originator  to the Person  assigning it to the Trustee (or to
        MERS,  if the Mortgage  Loan is registered on the MERS(R)System and noting the presence of a MIN) with evidence of recordation  noted thereon or attached  thereto,  or a copy of  such  assignment  or  assignments  of the  Mortgage  with  evidence  of  recording indicated thereon;

(v)     The original of each modification,  assumption  agreement or preferred loan agreement, if any,  relating to such Mortgage  Loan, or a copy of each  modification,  assumption agreement or preferred loan agreement.

        The Depositor  may, in lieu of  delivering  the original of the documents set forth in
Section  2.01(b)(ii),  (iii), (iv) and (v) (or copies thereof as permitted by Section 2.01(b))
to the Trustee or the  Custodian,  deliver  such  documents  to the Master  Servicer,  and the
Master  Servicer  shall hold such  documents  in trust for the use and  benefit of all present and future  Certificateholders  until such time as is set forth in the next  sentence.  Within thirty  Business  Days  following the earlier of (i) the receipt of the original of all of the documents or  instruments  set forth in Section  2.01(b)(ii),  (iii),  (iv) and (v) (or copies thereof as permitted by such  Section)  for any  Mortgage  Loan and (ii) a written  request by the Trustee to deliver those  documents  with respect to any or all of the Mortgage Loans then being held by the Master  Servicer,  the Master  Servicer shall deliver a complete set of such documents to the Trustee or the Custodian that is the duly appointed agent of the Trustee.

(c)     In connection with any Mortgage Loan, if the Depositor  cannot deliver the original of the Mortgage, any assignment,  modification,  assumption agreement or preferred loan agreement
(or copy  thereof  as  permitted  by Section  2.01(b))  with  evidence  of  recording  thereon concurrently  with the execution and delivery of this Agreement  because of (i) a delay caused by the public  recording  office where such  Mortgage,  assignment,  modification,  assumption
agreement  or  preferred   loan  agreement  as  the  case  may  be,  has  been  delivered  for recordation,  or (ii) a delay in the receipt of certain  information  necessary to prepare the related  assignments,  the Depositor  shall deliver or cause to be delivered to the Trustee or the  respective  Custodian  a copy  of such  Mortgage,  assignment,  modification,  assumption agreement or preferred loan agreement.

        The Depositor  shall  promptly cause to be recorded in the  appropriate  public office for real  property  records the  Assignment  referred to in  clause(iii)  of Section  2.01(b), except (a) in states  where,  in the  Opinion of Counsel  acceptable  to the  Trustee  and the
Master  Servicer,  such  recording is not required to protect the  Trustee's  interests in the
Mortgage  Loan  or (b) if  MERS  is  identified  on the  Mortgage  or on a  properly  recorded assignment  of the  Mortgage as the  mortgagee  of record  solely as nominee  for  Residential
Funding and its successors and assigns.

        If the Depositor  delivers to the Trustee or Custodian any Mortgage Note or Assignment
of Mortgage in blank,  the Depositor  shall,  or shall cause the  Custodian  to,  complete the endorsement  of the Mortgage  Note and the  Assignment  of Mortgage in the name of the Trustee in conjunction  with the Interim  Certification  issued by the Custodian,  as  contemplated by
Section 2.02.

        Any of the items set forth in Sections  2.01(b)(ii),  (iii),  (iv) and (v) that may be delivered  as a copy  rather  than  the  original  may be  delivered  to  the  Trustee  or the
Custodian.

        In  connection  with the  assignment  of any  Mortgage  Loan  registered  on the MERS(R)
System,  the Depositor  further  agrees that it will cause,  at the  Depositor's  own expense, within 30 days after the Closing Date,  the MERS(R)System to indicate that such Mortgage  Loans have been assigned by the Depositor to the Trustee in accordance  with this  Agreement for the benefit of the  Certificateholders  by including (or deleting,  in the case of Mortgage  Loans which are  repurchased in accordance  with this Agreement) in such computer files (a) the code in the field  which  identifies  the  specific  Trustee  and (b) the code in the  field  "Pool
Field"  which  identifies  the  series  of the  Certificates  issued in  connection  with such
Mortgage  Loans.  The  Depositor  further  agrees  that it will not,  and will not  permit the
Master  Servicer  to,  and the  Master  Servicer  agrees  that it will  not,  alter  the codes referenced  in this  paragraph  with  respect  to any  Mortgage  Loan  during the term of this
Agreement  unless and until such Mortgage Loan is repurchased in accordance  with the terms of this Agreement.

(d)     It is intended  that the  conveyances  by the Depositor to the Trustee of the Mortgage
Loans as provided for in this  Section  2.01 be  construed  as a sale by the  Depositor to the
Trustee  of the  Mortgage  Loans and the Swap  Agreement  Upfront  Fee for the  benefit of the
Certificateholders.  It is intended  that the  conveyance  by the  Depositor to the Trustee of the Swap Agreement  Upfront Fee be construed as partial  consideration  for the Class A, Class
M and Class B  Certificates.  Further,  it is not intended that any such  conveyance be deemed to be a pledge of the  Mortgage  Loans by the  Depositor  to the  Trustee  to secure a debt or other obligation of the Depositor.  However,  in the event that the Mortgage Loans or the Swap
Agreement are held to be property of the Depositor or of  Residential  Funding,  or if for any
reason this Agreement is held or deemed to create a security  interest in the Mortgage  Loans, then it is intended that (a) this  Agreement  shall also be deemed to be a security  agreement within  the  meaning  of  Articles  8 and 9 of the New York  Uniform  Commercial  Code and the
Uniform  Commercial Code of any other applicable  jurisdiction;  (b) the conveyances  provided for in this  Section  2.01 shall be deemed to be (1) a grant by the  Depositor  to the Trustee of a security  interest in all of the Depositor's  right  (including the power to convey title thereto),  title and interest,  whether now owned or hereafter acquired, in and to (A) (i) the
Mortgage Loans,  including (a) the related  Mortgage Note and Mortgage,  and (b) any insurance policies and all other  documents  in the related  Mortgage  File and (ii) the Swap  Agreement
Upfront Fee, (B) all amounts  payable  pursuant to the Mortgage Loans or the Swap Agreement in accordance  with the terms  thereof and (C) any and all  general  intangibles  consisting  of, arising  from or  relating  to any of the  foregoing,  and  all  proceeds  of the  conversion, voluntary  or  involuntary,  of the  foregoing  into cash,  instruments,  securities  or other property,  including without  limitation all amounts from time to time held or invested in the
Certificate  Account  or the  Custodial  Account,  whether  in the form of cash,  instruments, securities  or other  property and (2) an  assignment  by the  Depositor to the Trustee of any security  interest  in any and all of  Residential  Funding's  right  (including  the power to convey title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to  the  property  described  in  the  foregoing  clauses  (1)(A),  (B)  and  (C)  granted  by
Residential  Funding  to  the  Depositor  pursuant  to  the  Assignment  Agreement;   (c)  the
possession by the Trustee,  the Custodian or any other agent of the Trustee of Mortgage  Notes or such other items of property as they constitute  instruments,  money,  negotiable documents or chattel paper shall be deemed to be "possession  by the secured  party," or possession by a purchaser  or a person  designated  by such secured  party,  for  purposes of  perfecting  the security  interest  pursuant to the Uniform  Commercial Code as in effect in the States of New
York and Minnesota and any other  applicable  jurisdiction;  and (d)  notifications to persons holding such property,  and  acknowledgments,  receipts or confirmations  from persons holding
such  property,   shall  be  deemed   notifications  to,  or   acknowledgments,   receipts  or
confirmations  from,  financial  intermediaries,  bailees  or agents  (as  applicable)  of the
Trustee for the purpose of perfecting such security interest under applicable law.

        The Depositor and, at the Depositor's  direction,  Residential Funding and the Trustee shall, to the extent  consistent with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this Agreement  were deemed to create a security  interest in the
Mortgage  Loans and the other  property  described  above,  such  security  interest  would be deemed to be a perfected  security  interest of first priority  under  applicable law and will be maintained as such throughout the term of this Agreement.  Without  limiting the generality of the  foregoing,  the  Depositor  shall  prepare and deliver to the Trustee not less than 15 days prior to any filing date and,  the Trustee  shall  forward for filing,  or shall cause to be forwarded for filing,  at the expense of the Depositor,  all filings  necessary to maintain the  effectiveness of any original filings  necessary under the Uniform  Commercial Code as in effect in any  jurisdiction  to perfect  the  Trustee's  security  interest  in or lien on the
Mortgage Loans as evidenced by an Officers'  Certificate of the Depositor,  including  without limitation (x)  continuation  statements,  and (y) such other  statements as may be occasioned by (1) any  change  of  name of  Residential  Funding,  the  Depositor  or the  Trustee  (such preparation  and filing shall be at the expense of the Trustee,  if  occasioned by a change in the  Trustee's  name),  (2) any  change  of  location  of the place of  business  or the chief executive  office of Residential  Funding or the Depositor or (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee  acknowledges  receipt (or,  with respect to Mortgage  Loans  subject to a
Custodial  Agreement,  and  based  solely  upon a receipt  or  certification  executed  by the
Custodian,  receipt by the respective  Custodian as the duly  appointed  agent of the Trustee)
of the  documents  referred to in Section  2.01(b)(i)  above (except that for purposes of such acknowledgment  only, a Mortgage  Note may be endorsed in blank and an  Assignment of Mortgage may be in blank) and declares  that it, or a Custodian as its agent,  holds and will hold such documents and the other  documents  constituting a part of the Mortgage Files delivered to it, or a  Custodian  as its  agent,  in trust for the use and  benefit of all  present  and future
Certificateholders.  The Trustee or  Custodian  (such  Custodian  being so  obligated  under a
Custodial  Agreement) agrees, for the benefit of  Certificateholders,  to review each Mortgage
File  delivered  to it pursuant to Section  2.01(b)  within 45 days after the Closing  Date to ascertain that all required  documents  (specifically as set forth in Section  2.01(b)),  have been executed and received,  and that such documents  relate to the Mortgage Loans  identified on the  Mortgage  Loan  Schedule,  as  supplemented,  that have been  conveyed  to it,  and to deliver to the Trustee a  certificate  (the  "Interim  Certification")  to the effect that all documents  required to be delivered  pursuant to Section  2.01(b) above have been executed and received and that such  documents  relate to the  Mortgage  Loans  identified  on the Mortgage
Loan  Schedule,  except for any  exceptions  listed on  Schedule A  attached  to such  Interim
Certification.  Upon delivery of the Mortgage  Files by the Depositor or the Master  Servicer,
the Trustee  shall  acknowledge  receipt  (or,  with  respect to Mortgage  Loans  subject to a
Custodial   Agreement,   and  based  solely  upon  a  receipt  or  certification  (the  "Final
Certification")  executed by the Custodian,  receipt by the  respective  Custodian as the duly appointed  agent of the Trustee) of the documents  referred to in Section  2.01(c)  above.  If the Custodian,  as the Trustee's  agent,  finds any document or documents  constituting a part of a Mortgage  File to be missing or  defective,  the  Trustee  shall  promptly  so notify the
Master  Servicer  and the  Depositor;  provided,  that if the  Mortgage  Loan  related to such
Mortgage File is listed on Schedule A of the Assignment  Agreement,  no notification  shall be necessary.  Pursuant to Section 2.3 of the Custodial Agreement,  the Custodian will notify the
Master  Servicer,  the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. If such omission or defect  materially  and adversely affects the  interests  in the related  Mortgage  Loan of the  Certificateholders,  the Master
Servicer  shall  promptly  notify  the  related  Subservicer  of such  omission  or defect and request  that such  Subservicer  correct or cure such  omission or defect  within 60 days from the  date  the  Master  Servicer  was  notified  of  such  omission  or  defect  and,  if such
Subservicer  does not correct or cure such  omission or defect  within such period,  that such
Subservicer  purchase such Mortgage Loan from the Trust Fund at its Purchase  Price, in either case  within 90 days from the date the  Master  Servicer  was  notified  of such  omission  or defect;  provided  that if the omission or defect  would cause the  Mortgage  Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3)  of the Code,  any such cure or repurchase  must occur within 90 days from the date such breach was  discovered;  and provided further,  that no cure,  substitution  or  repurchase  shall be required  if such  omission or defect is in respect of a Mortgage  Loan  listed on  Schedule A of the  Assignment  Agreement.
The  Purchase  Price for any such  Mortgage  Loan shall be deposited or caused to be deposited by the Master  Servicer in the  Custodial  Account  maintained  by it pursuant to Section 3.07 and,  upon  receipt  by the  Trustee  of  written  notification  of such  deposit  signed by a
Servicing  Officer,  the Trustee or any  Custodian,  as the case may be, shall  release to the
Master  Servicer  the related  Mortgage  File and the Trustee  shall  execute and deliver such instruments of transfer or assignment  prepared by the Master  Servicer,  in each case without recourse,  as shall be necessary to vest in the  Subservicer or its designee,  as the case may be, any Mortgage Loan released  pursuant  hereto and  thereafter  such Mortgage Loan shall not be  part  of  the  Trust  Fund.  In  furtherance  of the  foregoing,  if  the  Subservicer  or
Residential  Funding  that  repurchases  the  Mortgage  Loan is not a  member  of MERS and the
Mortgage  is  registered  on the MERS(R)System,  the Master  Servicer,  at its own expense and without any right of  reimbursement,  shall cause MERS to execute and deliver an assignment of the Mortgage in  recordable  form to transfer the Mortgage  from MERS to such  Subservicer  or
Residential  Funding and shall  cause such  Mortgage to be removed  from  registration  on the
MERS(R)System in accordance with MERS' rules and regulations.  It is understood and agreed that the  obligation  of the  Subservicer,  to so cure or purchase any Mortgage  Loan as to which a material and adverse defect in or omission of a constituent  document exists shall  constitute the sole remedy  respecting  such defect or omission  available to  Certificateholders  or the
Trustee on behalf of Certificateholders.

Section 2.03.  Representations,  Warranties  and  Covenants  of the Master  Servicer  and the
                      Depositor.

(a)     The Master Servicer  hereby  represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i)     The Master  Servicer is a corporation  duly  organized,  validly  existing and in good standing  under the laws  governing  its creation and  existence  and is or will be in compliance  with the laws of each state in which any Mortgaged  Property is located to the extent necessary to ensure the  enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)    The  execution  and  delivery  of  this  Agreement  by the  Master  Servicer  and  its performance  and  compliance  with the terms of this  Agreement  will not  violate the
        Master  Servicer's  Certificate  of  Incorporation  or Bylaws or constitute a material default (or an event which,  with notice or lapse of time, or both, would constitute a material  default) under, or result in the material breach of, any material  contract, agreement or other  instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii)   This Agreement, assuming due authorization,  execution and delivery by the Trustee and the  Depositor,  constitutes  a valid,  legal and  binding  obligation  of the  Master
        Servicer,  enforceable  against  it in  accordance  with the terms  hereof  subject to
        applicable  bankruptcy,   insolvency,   reorganization,   moratorium  and  other  laws
        affecting the enforcement of creditors' rights generally and to general  principles of equity,  regardless  of whether such  enforcement  is  considered  in a proceeding  in equity or at law;

(iv)    The  Master  Servicer  is not in  default  with  respect to any order or decree of any court  or any  order,  regulation  or  demand  of any  federal,  state,  municipal  or governmental  agency,  which default might have consequences that would materially and adversely  affect  the  condition  (financial  or other) or  operations  of the Master
        Servicer or its properties or might have consequences that would materially  adversely affect its performance hereunder;

(v)     No  litigation  is  pending  or,  to the  best  of the  Master  Servicer's  knowledge, threatened  against the Master  Servicer  which would  prohibit its entering into this
        Agreement or performing its obligations under this Agreement;

(vi)    The Master  Servicer will comply in all material  respects in the  performance of this
        Agreement  with all  reasonable  rules and  requirements  of each  insurer  under each
        Required Insurance Policy;

(vii)   No information,  certificate of an officer,  statement  furnished in writing or report delivered  to the  Depositor,  any  Affiliate  of the  Depositor or the Trustee by the
        Master  Servicer  will,  to the knowledge of the Master  Servicer,  contain any untrue statement  of a  material  fact  or  omit  a  material  fact  necessary  to  make  the information, certificate, statement or report not misleading;

(viii)  The  Master  Servicer  has  examined  each  existing,   and  will  examine  each  new,
        Subservicing  Agreement and is or will be familiar with the terms  thereof.  The terms
        of  each  existing  Subservicing   Agreement  and  each  designated   Subservicer  are
        acceptable  to the Master  Servicer and any new  Subservicing  Agreements  will comply with the provisions of Section 3.02; and

(ix)    The  Master  Servicer  is a member of MERS in good  standing,  and will  comply in all material  respects  with the  rules  and  procedures  of MERS in  connection  with the servicing of the Mortgage Loans that are registered with MERS.

        It is understood and agreed that the  representations and warranties set forth in this
Section  2.03(a) shall survive  delivery of the  respective  Mortgage  Files to the Trustee or any Custodian.  Upon discovery by either the Depositor,  the Master  Servicer,  the Trustee or any  Custodian  of a breach  of any  representation  or  warranty  set  forth in this  Section
2.03(a) which  materially  and adversely  affects the interests of the  Certificateholders  in any Mortgage Loan, the party  discovering  such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial  Agreement).  Within 90 days of its  discovery or its receipt of notice of such breach,  the Master  Servicer  shall either
(i) cure such breach in all  material  respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related  document,  purchase such Mortgage Loan from the Trust
Fund at the Purchase  Price and in the manner set forth in Section 2.02;  provided that if the omission or defect  would cause the Mortgage  Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code,  any such cure or repurchase  must occur within 90 days from the date such breach was  discovered.  The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall  constitute  the sole remedy in respect of a breach of a  representation  and warranty set forth in this Section 2.03(a)  available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b)     The  Depositor  hereby  represents  and warrants to the Trustee for the benefit of the
Certificateholders  that as of the Closing Date (or, if otherwise  specified  below, as of the date so specified):  (i) The  information set forth in Exhibit G-1 and Exhibit G-2 hereto with respect to each Mortgage Loan or the Mortgage  Loans,  as the case may be, is true and correct in  all  material  respects  at the  respective  date  or  dates  which  such  information  is furnished;  (ii)  Immediately  prior to the  conveyance of the Mortgage  Loans to the Trustee, the  Depositor  had good  title to,  and was the sole owner of,  each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance or security  interest (other than rights to servicing and related  compensation)  and such conveyance  validly  transfers  ownership of the Mortgage
Loans to the Trustee free and clear of any pledge,  lien,  encumbrance  or security  interest;
and (iii) Each Mortgage Loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

        It is understood and agreed that the  representations and warranties set forth in this
Section  2.03(b) shall survive  delivery of the  respective  Mortgage  Files to the Trustee or any Custodian.

        Upon  discovery  by any of the  Depositor,  the Master  Servicer,  the  Trustee or any
Custodian of a breach of any of the  representations  and warranties set forth in this Section
2.03(b) which  materially  and adversely  affects the interests of the  Certificateholders  in any Mortgage Loan, the party  discovering  such breach shall give prompt written notice to the other  parties (any  Custodian  being so  obligated  under a Custodial  Agreement);  provided, however,  that in the  event of a breach  of the  representation  and  warranty  set  forth in
Section  2.03(b)(iii),  the party  discovering  such breach shall give such notice within five days of  discovery.  Within 90 days of its  discovery or its receipt of notice of breach,  the
Depositor  shall either (i) cure such breach in all material  respects or (ii)  purchase  such
Mortgage  Loan from the  Trust  Fund at the  Purchase  Price  and in the  manner  set forth in
Section  2.02;  provided  that the  Depositor  shall have the option to substitute a Qualified
Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following  the Closing  Date;  provided  that if the omission or defect would cause the  Mortgage  Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3)
of the Code,  any such cure,  substitution  or  repurchase  must occur within 90 days from the date such breach was  discovered.  Any such  substitution  shall be effected by the  Depositor under  the same  terms and  conditions  as  provided  in  Section  2.04 for  substitutions  by
Residential  Funding.  It is  understood  and agreed that the  obligation  of the Depositor to cure such breach or to so  purchase or  substitute  for any  Mortgage  Loan as to which such a breach has  occurred  and is  continuing  shall  constitute  the sole remedy  respecting  such
breach   available   to   the   Certificateholders   or  the   Trustee   on   behalf   of  the
Certificateholders.  Notwithstanding  the  foregoing,  the Depositor  shall not be required to cure  breaches  or purchase  or  substitute  for  Mortgage  Loans as provided in this  Section
2.03(b) if the substance of the breach of a  representation  set forth above also  constitutes fraud in the origination of the Mortgage Loan.

Section 2.04.  Representations and Warranties of Residential Funding.

        The  Depositor,  as assignee of Residential  Funding under the  Assignment  Agreement, hereby  assigns to the  Trustee for the  benefit of the  Certificateholders  all of its right, title and  interest in respect of the  Assignment  Agreement  applicable  to a Mortgage  Loan.
Insofar as the Assignment  Agreement  relates to the  representations  and warranties  made by
Residential  Funding in respect of such  Mortgage  Loan and any remedies  provided  thereunder for any breach of such  representations and warranties,  such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.

        Upon  the  discovery  by the  Depositor,  the  Master  Servicer,  the  Trustee  or any
Custodian of a breach of any of the  representations  and  warranties  made in the  Assignment
Agreement in respect of any Mortgage  Loan or of any  Repurchase  Event which  materially  and adversely  affects the interests of the  Certificateholders  in such Mortgage  Loan, the party discovering  such breach shall give prompt  written notice to the other parties (any Custodian being so obligated  under a Custodial  Agreement).  The Master  Servicer shall promptly notify
Residential  Funding of such breach or Repurchase Event and request that  Residential  Funding either (i) cure such breach or Repurchase  Event in all material  respects within 90 days from the date  the  Master  Servicer  was  notified  of such  breach  or  Repurchase  Event or (ii)
purchase such  Mortgage  Loan from the Trust Fund at the Purchase  Price and in the manner set forth in Section 2.02;  provided  that, in the case of a breach or Repurchase  Event under the
Assignment  Agreement,  Residential  Funding  shall have the option to  substitute a Qualified
Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following  the Closing  Date;  provided that if the breach would cause the Mortgage
Loan to be other than a  "qualified  mortgage" as defined in Section  860G(a)(3)  of the Code, any such  cure or  substitution  must  occur  within  90 days  from the  date the  breach  was discovered.  If the breach of representation  and warranty that gave rise to the obligation to repurchase or substitute a Mortgage  Loan  pursuant to Section 4 of the  Assignment  Agreement was the  representation  and warranty set forth in clause (bb) of Section 4 thereof,  then the
Master  Servicer shall request that  Residential  Funding pay to the Trust Fund,  concurrently with and in addition to the remedies  provided in the preceding  sentence,  an amount equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund,  and that directly  resulted from such breach,  or if incurred and paid by the
Trust Fund thereafter,  concurrently with such payment.  In the event that Residential Funding elects to  substitute a Qualified  Substitute  Mortgage  Loan or Loans for a Deleted  Mortgage
Loan pursuant to this Section 2.04,  Residential  Funding shall deliver to the Trustee for the benefit of the  Certificateholders  with respect to such Qualified Substitute Mortgage Loan or
Loans, the original  Mortgage Note, the Mortgage,  an Assignment of the Mortgage in recordable form,  and such other  documents  and  agreements  as are required by Section  2.01,  with the
Mortgage  Note  endorsed as  required by Section  2.01.  No  substitution  will be made in any calendar  month  after  the  Determination  Date for such  month.  Monthly  Payments  due with respect to  Qualified  Substitute  Mortgage  Loans in the month of  substitution  shall not be part of the Trust  Fund and will be  retained  by the  Master  Servicer  and  remitted  by the
Master  Servicer to  Residential  Funding on the next  succeeding  Distribution  Date. For the month of  substitution,  distributions  to the  Certificateholders  will  include  the Monthly
Payment  due on a Deleted  Mortgage  Loan for such month and  thereafter  Residential  Funding shall be entitled to retain all amounts  received in respect of such  Deleted  Mortgage  Loan.
The Master  Servicer  shall amend or cause to be amended the  Mortgage  Loan  Schedule for the benefit of the  Certificateholders  to reflect the removal of such Deleted  Mortgage  Loan and the  substitution of the Qualified  Substitute  Mortgage Loan or Loans and the Master Servicer
shall deliver the amended  Mortgage Loan Schedule to the Trustee and the Custodian.  Upon such substitution,  the Qualified  Substitute  Mortgage Loan or Loans shall be subject to the terms of this  Agreement and the related  Subservicing  Agreement in all respects,  and  Residential
Funding shall be deemed to have made the  representations  and warranties  with respect to the
Qualified Substitute Mortgage Loan contained in Section 4 of the Assignment  Agreement,  as of the date of  substitution,  and the  covenants,  representations  and  warranties set forth in this Section 2.04,  and in Section 2.03 hereof and in Section 4 of the  Assignment  Agreement, and the Master  Servicer  shall be obligated to  repurchase  or  substitute  for any Qualified
Substitute  Mortgage  Loan as to  which a  Repurchase  Event  (as  defined  in the  Assignment
Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection  with the  substitution  of one or more  Qualified  Substitute  Mortgage
Loans for one or more Deleted  Mortgage  Loans,  the Master Servicer will determine the amount
(if any) by which the aggregate  principal balance of all such Qualified  Substitute  Mortgage
Loans as of the date of substitution is less than the aggregate  Stated  Principal  Balance of all such Deleted  Mortgage Loans (in each case after  application of the principal  portion of the  Monthly  Payments  due in the month of  substitution  that are to be  distributed  to the
Certificateholders  in the month of  substitution).  Residential  Funding  shall  deposit  the amount of such shortfall into the Custodial  Account on the day of  substitution,  without any reimbursement  therefor.  Residential  Funding  shall give notice in writing to the Trustee of such  event,  which  notice  shall  be  accompanied  by an  Officers'  Certificate  as to  the calculation  of  such  shortfall  and by an  Opinion  of  Counsel  to  the  effect  that  such substitution  will not cause (a) any federal  tax to be imposed on the Trust  Fund,  including without  limitation,  any federal  tax  imposed on  "prohibited  transactions"  under  Section
860F(a)(1) of the Code or on "contributions  after the startup date" under Section  860G(d)(1)
of the Code or (b) any  portion of REMIC I, REMIC II,  REMIC III,  REMIC IV or REMIC V to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        It is understood and agreed that the  obligation of  Residential  Funding to cure such breach or purchase (or in the case of  Residential  Funding to  substitute  for) such Mortgage
Loan as to which such a breach  has  occurred  and is  continuing  and to make any  additional payments  required  under  the  Assignment  Agreement  in  connection  with  a  breach  of the representation  and  warranty in clause (bb) of Section 4 thereof  shall  constitute  the sole remedy  respecting such breach  available to the  Certificateholders  or the Trustee on behalf of the  Certificateholders.  If the Master Servicer is Residential  Funding,  then the Trustee shall also have the right to give the  notification  and require the purchase or  substitution provided  for  in the  second  preceding  paragraph  in  the  event  of  such  a  breach  of a representation  or  warranty  made by  Residential  Funding in the  Assignment  Agreement.  In
connection  with the purchase of or  substitution  for any such Mortgage  Loan by  Residential
Funding,  the  Trustee  shall  assign  to  Residential  Funding  all of the  right,  title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution  and  Authentication  of  Certificates;  Conveyance of REMIC Regular
                      Interests.

(a)     The Trustee  acknowledges  the assignment to it of the Mortgage Loans and the delivery of the  Mortgage  Files to it, or any  Custodian  on its  behalf,  subject  to any  exceptions noted,  together  with the  assignment  to it of all other assets  included in the Trust Fund, receipt of which is hereby  acknowledged.  Concurrently  with such  delivery  and in  exchange therefor,  the  Trustee,  pursuant  to the  written  request of the  Depositor  executed by an officer of the  Depositor,  has executed and caused to be  authenticated  and  delivered to or upon the order of the Depositor the  Certificates in authorized  denominations  which evidence ownership of the entire Trust Fund.

(b)     The  Depositor  concurrently  with the  execution  and  delivery  hereof,  does hereby transfer,  assign,  set over and otherwise convey in trust to the Trustee without recourse all the right,  title and interest of the Depositor in and to the REMIC I Regular  Interests,  and
the  other  assets  of  REMIC II for the  benefit  of the  holders  of the  REMIC  II  Regular
Interests and the Class R-II  Certificates.  The Trustee  acknowledges  receipt of the REMIC I
Regular  Interests  (which are  uncertificated)  and the other assets of REMIC II and declares that it holds  and  will  hold the same in trust  for the  exclusive  use and  benefit  of the holders of the REMIC II Regular Interests and the Class R-II Certificates.

(c)     The  Depositor  concurrently  with the  execution  and  delivery  hereof,  does hereby transfer,  assign,  set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular  Interests,  and
the  other  assets of REMIC  III for the  benefit  of the  holders  of the  REMIC III  Regular
Interests and the Class R-III Certificates.  The Trustee  acknowledges receipt of the REMIC II
Regular  Interests (which are  uncertificated)  and the other assets of REMIC III and declares that it holds  and  will  hold the same in trust  for the  exclusive  use and  benefit  of the holders of the REMIC III Regular Interests and the Class R-III Certificates.

(d)     The  Depositor,  concurrently  with the  execution  and delivery  hereof,  does hereby transfer,  assign,  set over and otherwise convey in trust to the Trustee without recourse all the  right,  title and  interest  of the  Depositor  in and to the Class SB  Interest  for the
benefit of the holders of the REMIC IV Certificates.  The Trustee  acknowledges receipt of the
Class SB Interest  (which are  uncertificated)  and  declares  that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC IV Certificates.

(e)     The  Depositor,  concurrently  with the  execution  and delivery  hereof,  does hereby transfer,  assign,  set over and otherwise convey in trust to the Trustee without recourse all the  right,  title and  interest  of the  Depositor  in and to the Class IO  Interest  for the
benefit of the  holders of the REMIC V  Interests.  The  Trustee  acknowledges  receipt of the
Class IO Interest  (which are  uncertificated)  and  declares  that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC V Interests.

ARTICLE III

                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a)     The Master  Servicer  shall service and  administer  the Mortgage  Loans in accordance with  the  terms  of  this  Agreement  and  the  respective  Mortgage  Loans,  following  such procedures  as it would  employ in its good faith  business  judgment and which are normal and usual in its general mortgage servicing  activities,  and shall have full power and authority, acting alone or through  Subservicers  as provided in Section  3.02,  to do any and all things
which  it  may  deem   necessary  or  desirable  in   connection   with  such   servicing  and
administration.  Without limiting the generality of the foregoing,  the Master Servicer in its own name or in the name of a  Subservicer  is hereby  authorized  and empowered by the Trustee when the Master  Servicer or the  Subservicer,  as the case may be, believes it appropriate in its best  judgment,  to  execute  and  deliver,  on behalf of the  Certificateholders  and the
Trustee  or any of them,  any and all  instruments  of  satisfaction  or  cancellation,  or of partial  or full  release  or  discharge,  or of  consent to  assumption  or  modification  in connection with a proposed  conveyance,  or of assignment of any Mortgage and Mortgage Note in connection  with the repurchase of a Mortgage Loan and all other  comparable  instruments,  or with respect to the  modification  or re-recording of a Mortgage for the purpose of correcting the  Mortgage,  the  subordination  of the lien of the  Mortgage in favor of a public  utility company or government  agency or unit with powers of eminent  domain,  the taking of a deed in lieu of foreclosure,  the completion of judicial or non-judicial  foreclosure,  the conveyance of a Mortgaged  Property to the related insurer,  the acquisition of any property  acquired by foreclosure or deed in lieu of  foreclosure,  or the  management,  marketing and conveyance of any  property  acquired by  foreclosure  or deed in lieu of  foreclosure  with  respect to the
Mortgage Loans and with respect to the Mortgaged  Properties.  The Master Servicer  further is authorized  and  empowered  by the  Trustee,  on  behalf  of the  Certificateholders  and  the
Trustee,  in its own name or in the name of the  Subservicer,  when the Master Servicer or the
Subservicer,  as the case may be,  believes it is appropriate in its best judgment to register any  Mortgage  Loan on the MERS(R)System,  or cause the removal from the  registration  of any
Mortgage  Loan on the MERS(R)System,  to execute and deliver,  on behalf of the Trustee and the
Certificateholders  or  any  of  them,  any  and  all  instruments  of  assignment  and  other comparable  instruments  with respect to such  assignment or re-recording of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors and assigns.  Any expenses incurred in connection  with the actions  described in the preceding  sentence  shall be borne by the Master Servicer in accordance  with Section  3.16(c),  with no right of  reimbursement;
provided,  that  if,  as a  result  of MERS  discontinuing  or  becoming  unable  to  continue operations in connection  with the MERS(R)System,  it becomes  necessary to remove any Mortgage
Loan from  registration  on the MERS(R)System and to arrange for the  assignment of the related
Mortgages  to the  Trustee,  then any related  expenses  shall be  reimbursable  to the Master
Servicer from the Trust Fund.  Notwithstanding the foregoing,  subject to Section 3.07(a), the
Master  Servicer  shall not permit any  modification  with respect to any  Mortgage  Loan that would both  constitute a sale or exchange of such  Mortgage Loan within the meaning of Section
1001 of the Code and any  proposed,  temporary  or final  regulations  promulgated  thereunder
(other than in  connection  with a proposed  conveyance  or  assumption  of such Mortgage Loan that is treated as a Principal  Prepayment  in Full  pursuant to Section  3.13(d)  hereof) and cause any of REMIC I, REMIC II,  REMIC III,  REMIC IV or REMIC V to fail to qualify as a REMIC under the Code.  The Trustee  shall  furnish the Master  Servicer  with any powers of attorney and other  documents  necessary or  appropriate  to enable the Master  Servicer to service and administer  the Mortgage  Loans.  The Trustee  shall not be liable for any action taken by the
Master  Servicer or any  Subservicer  pursuant to such powers of attorney.  In  servicing  and administering any  Nonsubserviced  Mortgage Loan, the Master Servicer shall, to the extent not inconsistent  with this Agreement,  comply with the Program Guide as if it were the originator of such  Mortgage  Loan and had  retained  the  servicing  rights and  obligations  in respect thereof.  In  connection  with  servicing and  administering  the Mortgage  Loans,  the Master
Servicer  and  any  Affiliate  of the  Master  Servicer  (i)  may  perform  services  such  as appraisals  and  brokerage  services  that are  customarily  provided  by  Persons  other than servicers of mortgage  loans,  and shall be entitled to  reasonable  compensation  therefor in accordance  with  Section  3.10 and (ii)  may,  at its own  discretion  and on  behalf  of the
Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b)     All costs incurred by the Master  Servicer or by  Subservicers in effecting the timely payment of taxes and  assessments on the  properties  subject to the Mortgage Loans shall not, for the purpose of calculating monthly  distributions to the  Certificateholders,  be added to the amount  owing under the related  Mortgage  Loans,  notwithstanding  that the terms of such
Mortgage  Loan so permit,  and such costs  shall be  recoverable  to the extent  permitted  by
Section 3.10(a)(ii).

(c)     The Master  Servicer  may enter into one or more  agreements  in  connection  with the
offering  of  pass-through   certificates   evidencing   interests  in  one  or  more  of  the
Certificates  providing  for the  payment by the Master  Servicer  of amounts  received by the
Master Servicer as servicing  compensation  hereunder and required to cover certain Prepayment
Interest  Shortfalls on the Mortgage  Loans,  which payment  obligation  will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02.  Subservicing Agreements Between Master Servicer and Subservicers;  Enforcement
                      of Subservicers' Obligations.

(a)     The Master  Servicer may continue in effect  Subservicing  Agreements  entered into by
Residential  Funding and  Subservicers  prior to the execution and delivery of this Agreement, and may enter into new  Subservicing  Agreements  with  Subservicers,  for the  servicing  and administration  of all or some of the Mortgage Loans.  Each Subservicer shall be either (i) an institution  the  accounts  of which  are  insured  by the FDIC or (ii)  another  entity  that engages in the business of originating or servicing  mortgage loans,  and in either case shall be  authorized  to transact  business  in the state or states in which the  related  Mortgaged
Properties it is to service are situated,  if and to the extent  required by applicable law to enable the  Subservicer  to  perform  its  obligations  hereunder  and under the  Subservicing
Agreement,  and in either case shall be a Freddie  Mac,  Fannie Mae or HUD  approved  mortgage servicer.  In  addition,  any  Subservicer  of a Mortgage  Loan  insured by the FHA must be an
FHA-approved  servicer,  and any Subservicer of a Mortgage Loan guaranteed by the VA must be a
VA-approved  servicer.  Each  Subservicer  of a Mortgage Loan shall be entitled to receive and retain,  as provided in the related  Subservicing  Agreement and in Section 3.07,  the related
Subservicing  Fee from  payments of interest  received on such  Mortgage Loan after payment of all amounts  required to be remitted to the Master  Servicer in respect of such Mortgage Loan.
For any Mortgage Loan that is a  Nonsubserviced  Mortgage Loan,  the Master  Servicer shall be entitled  to receive  and retain an amount  equal to the  Subservicing  Fee from  payments  of interest.  Unless the context  otherwise  requires,  references  in this  Agreement to actions taken or to be taken by the Master  Servicer in servicing the Mortgage  Loans include  actions taken or to be taken by a  Subservicer  on behalf of the Master  Servicer.  Each  Subservicing
Agreement  will be upon such terms and conditions as are generally  required by,  permitted by or consistent with the Program Guide and are not  inconsistent  with this Agreement and as the
Master Servicer and the Subservicer have agreed.  With the approval of the Master Servicer,  a
Subservicer  may  delegate  its  servicing  obligations  to  third-party  servicers,  but such
Subservicer  will  remain  obligated  under the  related  Subservicing  Agreement.  The Master
Servicer  and a  Subservicer  may  enter  into  amendments  thereto  or a  different  form  of
Subservicing  Agreement,  and the form  referred to or included in the Program Guide is merely provided for  information  and shall not be deemed to limit in any respect the  discretion  of the Master  Servicer  to modify or enter into  different  Subservicing  Agreements;  provided, however,  that any such  amendments  or  different  forms  shall  be  consistent  with and not violate the  provisions of either this  Agreement or the Program Guide in a manner which would materially  and adversely  affect the interests of the  Certificateholders.  The Program Guide and any other  Subservicing  Agreement  entered  into  between  the  Master  Servicer  and any
Subservicer  shall require the  Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)     As part of its servicing activities  hereunder,  the Master Servicer,  for the benefit of the Trustee and the  Certificateholders,  shall use its best reasonable  efforts to enforce the obligations of each Subservicer under the related  Subservicing  Agreement,  to the extent that the  non-performance  of any such obligation  would have a material and adverse effect on a Mortgage Loan,  including,  without  limitation,  the obligation to purchase a Mortgage Loan on account of  defective  documentation,  as  described  in Section  2.02,  or on account of a breach of a  representation  or  warranty,  as described in Section  2.04.  Such  enforcement, including,  without limitation,  the legal prosecution of claims,  termination of Subservicing
Agreements,  as appropriate,  and the pursuit of other appropriate remedies,  shall be in such form and carried out to such an extent and at such time as the Master  Servicer  would  employ in its good faith  business  judgment  and which are normal and usual in its general  mortgage servicing  activities.  The Master Servicer shall pay the costs of such enforcement at its own expense,  and shall be reimbursed  therefor only (i) from a general  recovery  resulting  from such  enforcement  to the  extent,  if any,  that such  recovery  exceeds  all  amounts due in respect of the related  Mortgage Loan or (ii) from a specific  recovery of costs,  expenses or attorneys' fees against the party against whom such enforcement is directed.

Section 3.03.  Successor Subservicers.

        The Master  Servicer  shall be entitled to terminate any  Subservicing  Agreement that may exist in  accordance  with the terms and  conditions  of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of termination  of any  Subservicing  Agreement by the Master  Servicer or the  Subservicer,  the
Master  Servicer  shall  either act as servicer of the related  Mortgage  Loan or enter into a
Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  If the Master  Servicer  or any  Affiliate  of  Residential
Funding  acts  as  servicer,  it  will  not  assume  liability  for  the  representations  and warranties  of the  Subservicer  which it  replaces.  If the  Master  Servicer  enters  into a
Subservicing  Agreement  with  a  successor   Subservicer,   the  Master  Servicer  shall  use
reasonable   efforts   to  have  the   successor   Subservicer   assume   liability   for  the
representations  and warranties  made by the terminated  Subservicer in respect of the related
Mortgage  Loans and, in the event of any such  assumption  by the successor  Subservicer,  the
Master  Servicer  may,  in the  exercise of its  business  judgment,  release  the  terminated
Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding  any Subservicing  Agreement,  any of the provisions of this Agreement relating to  agreements  or  arrangements  between the Master  Servicer  or a  Subservicer  or reference to actions taken  through a Subservicer  or  otherwise,  the Master  Servicer  shall remain  obligated  and liable to the  Trustee and  Certificateholders  for the  servicing  and administering  of the  Mortgage  Loans in  accordance  with the  provisions  of  Section  3.01 without  diminution of such obligation or liability by virtue of such Subservicing  Agreements or arrangements or by virtue of  indemnification  from the Subservicer or the Depositor and to the same extent and under the same terms and  conditions as if the Master  Servicer alone were servicing and  administering  the Mortgage  Loans.  The Master  Servicer  shall be entitled to enter into any agreement with a Subservicer  for  indemnification  of the Master  Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No   Contractual   Relationship   Between   Subservicer   and   Trustee   or
                      Certificateholders.

        Any  Subservicing  Agreement  that may be entered into and any other  transactions  or services  relating to the Mortgage  Loans  involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the  Subservicer  and the Master  Servicer alone and the Trustee and  Certificateholders  shall not be deemed  parties  thereto and shall have no claims,  rights,  obligations,  duties or liabilities  with respect to the Subservicer in its capacity as such except as set forth in Section  3.06.  The foregoing  provision  shall not in any  way  limit  a  Subservicer's  obligation  to  cure an  omission  or  defect  or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a)     In the event  the  Master  Servicer  shall  for any  reason  no  longer be the  master servicer  (including  by reason of an Event of  Default),  the  Trustee,  its  designee or its successor  shall  thereupon  assume all of the rights and  obligations of the Master  Servicer under each Subservicing  Agreement that may have been entered into. The Trustee,  its designee or the  successor  servicer for the Trustee  shall be deemed to have assumed all of the Master
Servicer's  interest  therein  and to have  replaced  the  Master  Servicer  as a party to the
Subservicing  Agreement to the same extent as if the Subservicing  Agreement had been assigned to the  assuming  party except that the Master  Servicer  shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b)     The Master  Servicer  shall,  upon  request of the  Trustee  but at the expense of the
Master  Servicer,  deliver to the assuming  party all documents  and records  relating to each
Subservicing  Agreement  and the  Mortgage  Loans then being  serviced  and an  accounting  of amounts  collected  and held by it and  otherwise  use its best  efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a)     The Master Servicer shall make  reasonable  efforts to collect all payments called for under  the  terms and  provisions  of the  Mortgage  Loans,  and  shall,  to the  extent  such procedures  shall be  consistent  with this  Agreement  and the terms  and  provisions  of any related Primary  Insurance  Policy,  follow such  collection  procedures as it would employ in its good  faith  business  judgment  and which are normal  and usual in its  general  mortgage servicing  activities.  Consistent  with  the  foregoing,  the  Master  Servicer  may  in  its discretion (i) waive any late payment charge or any prepayment  charge or penalty  interest in connection  with the  prepayment  of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in  accordance  with the Program  Guide,  provided,  however,  that the
Master  Servicer  shall first  determine that any such waiver or extension will not impair the coverage of any related Primary  Insurance  Policy or materially  adversely affect the lien of the related  Mortgage.  Notwithstanding  anything in this Section to the contrary,  the Master
Servicer or any  Subservicer  shall not enforce any prepayment  charge to the extent that such enforcement  would  violate  any  applicable  law. In the event of any such  arrangement,  the
Master Servicer shall make timely  advances on the related  Mortgage Loan during the scheduled
period  in  accordance  with  the   amortization   schedule  of  such  Mortgage  Loan  without
modification  thereof  by  reason  of such  arrangements  unless  otherwise  agreed  to by the
Holders of the Classes of  Certificates  affected  thereby;  provided,  however,  that no such extension  shall be made if any advance would be a  Nonrecoverable  Advance.  Consistent  with the terms of this Agreement,  the Master  Servicer may also waive,  modify or vary any term of any Mortgage Loan or consent to the  postponement  of strict  compliance with any such term or in any manner grant  indulgence  to any  Mortgagor if in the Master  Servicer's  determination such  waiver,  modification,  postponement  or  indulgence  is not  materially  adverse to the interests of the  Certificateholders  (taking into account any  estimated  Realized  Loss that might result absent such action),  provided,  however, that the Master Servicer may not modify materially  or  permit  any  Subservicer  to  modify  any  Mortgage  Loan,  including  without limitation any  modification  that would change the Mortgage Rate,  forgive the payment of any principal or interest  (unless in  connection  with the  liquidation  of the related  Mortgage
Loan or except in connection with  prepayments to the extent that such  reamortization  is not inconsistent  with the  terms of the  Mortgage  Loan),  capitalize  any  amounts  owing on the
Mortgage  Loan by adding  such amount to the  outstanding  principal  balance of the  Mortgage
Loan, or extend the final  maturity date of such Mortgage  Loan,  unless such Mortgage Loan is in  default  or,  in  the  judgment  of  the  Master  Servicer,  such  default  is  reasonably foreseeable.  For purposes of delinquency  calculations,  any capitalized  Mortgage Loan shall be  deemed  to be  current  as of the  date of the  related  Servicing  Modification.  No such modification  shall reduce the Mortgage Rate (i) with respect to a fixed rate  Mortgage  Loan,
(A) below  one-half of the  Mortgage  Rate as in effect on the  Cut-off  Date or (B) below the sum of the rates at which the  Servicing  Fee and the  Subservicing  Fee with  respect to such
Mortgage Loan accrue or (ii) with respect to an adjustable  rate Mortgage  Loan, (A) below the greater  of (1)  one-half  of the  Mortgage  Rate as in  effect  on the  Cut-off  Date and (2)
one-half of the Mortgage  Rate as in effect on the date of the Servicing  Modification  or (B)
below the sum of the rates at which the  Servicing Fee and the  Subservicing  Fee with respect to such  Mortgage  Loan accrue.  The final  maturity  date for any Mortgage  Loan shall not be extended  beyond the Maturity  Date.  Also,  the Stated  Principal  Balance of all  Reportable
Modified  Mortgage  Loans  subject to  Servicing  Modifications  (measured  at the time of the
Servicing  Modification and after giving effect to any Servicing  Modification) can be no more than five percent of the  aggregate  Cut-off  Date  Principal  Balance of the Mortgage  Loans,
unless  such limit is  increased  from time to time with the  consent of the Rating  Agencies.
In addition,  any amounts owing on a Mortgage Loan added to the outstanding  principal balance of such Mortgage Loan must be fully  amortized  over the term of such Mortgage  Loan, and such amounts  may be added to the  outstanding  principal  balance  of a  Mortgage  Loan  only once during the life of such Mortgage  Loan.  Also,  the addition of such amounts  described in the preceding  sentence  shall be  implemented  in  accordance  with the Program  Guide and may be implemented  only by  Subservicers  that have been  approved by the Master  Servicer  for such purpose.  In connection with any Curtailment of a Mortgage Loan, the Master  Servicer,  to the
extent not  inconsistent  with the terms of the Mortgage Note and local law and practice,  may permit the Mortgage Loan to be  re-amortized  such that the Monthly Payment is recalculated as an amount that will fully  amortize  the  remaining  Stated  Principal  Amount  thereof by the
original   Maturity  Date  based  on  the  original   Mortgage  Rate;   provided,   that  such
reamortization  shall not be  permitted if it would  constitute  a reissuance  of the Mortgage
Loan for federal income tax purposes.

(b)     The Master  Servicer  shall  establish  and maintain a Custodial  Account in which the
Master  Servicer shall deposit or cause to be deposited on a daily basis,  except as otherwise
specifically   provided   herein,   the  following   payments  and  collections   remitted  by
Subservicers  or received by it in respect of the  Mortgage  Loans  subsequent  to the Cut-off
Date (other than in respect of principal  and interest on the Mortgage  Loans due on or before the Cut-off Date):

(i)     All  payments  on  account  of  principal,  including  Principal  Prepayments  made by
        Mortgagors  on the  Mortgage  Loans and the  principal  component  of any  Subservicer
        Advance or of any REO Proceeds  received in connection  with an REO Property for which an REO Disposition has occurred;

(ii)    All  payments on account of interest at the  Adjusted  Mortgage  Rate on the  Mortgage
        Loans,  including  the  interest  component of any  Subservicer  Advance or of any REO
        Proceeds  received in connection with an REO Property for which an REO Disposition has occurred;

(iii)   Insurance  Proceeds,  Subsequent  Recoveries  and  Liquidation  Proceeds  (net  of any
        related expenses of the Subservicer);

(iv)    All proceeds of any Mortgage Loans  purchased  pursuant to Section 2.02,  2.03,  2.04,
        4.07,  4.08 or 9.01 and all amounts  required to be deposited in  connection  with the substitution  of a Qualified  Substitute  Mortgage  Loan  pursuant to Section  2.03 or
        2.04; and

(v)     Any amounts  required to be deposited  pursuant to Section 3.07(c) and any payments or collections received consisting of prepayment charges.

        The foregoing  requirements  for deposit in the Custodial  Account shall be exclusive, it being  understood  and agreed that,  without  limiting  the  generality  of the  foregoing, payments on the Mortgage  Loans which are not part of the Trust Fund  (consisting  of payments in respect of  principal  and  interest  on the  Mortgage  Loans due on or before the  Cut-off
Date) and payments or collections  consisting of late payment  charges or assumption  fees may but need not be deposited by the Master  Servicer in the Custodial  Account.  In the event any amount not required to be  deposited  in the  Custodial  Account is so  deposited,  the Master
Servicer  may at any time  withdraw  such amount from the  Custodial  Account,  any  provision herein to the contrary  notwithstanding.  The Custodial  Account may contain funds that belong to one or more trust funds  created for  mortgage  pass-through  certificates  of other series and may contain  other funds  respecting  payments on mortgage  loans  belonging to the Master
Servicer  or  serviced  or master  serviced  by it on behalf of others.  Notwithstanding  such commingling  of funds,  the Master  Servicer  shall keep records that  accurately  reflect the funds  on  deposit  in  the  Custodial  Account  that  have  been  identified  by it as  being
attributable  to  the  Mortgage  Loans.  With  respect  to  Insurance  Proceeds,   Liquidation
Proceeds,  REO  Proceeds,  Subsequent  Recoveries  and the  proceeds  of the  purchase  of any
Mortgage Loan pursuant to Sections 2.02,  2.03,  2.04,  4.07 and 4.08 received in any calendar month,  the Master  Servicer  may elect to treat such  amounts as  included  in the  Available
Distribution  Amount for the Distribution  Date in the month of receipt,  but is not obligated to do so.  If the  Master  Servicer  so  elects,  such  amounts  will be  deemed  to have been received (and any related  Realized Loss shall be deemed to have  occurred) on the last day of the month prior to the receipt thereof.

(c)     The Master  Servicer shall use its best efforts to cause the  institution  maintaining the  Custodial  Account  to invest  the funds in the  Custodial  Account  attributable  to the
Mortgage  Loans in Permitted  Investments  which shall  mature not later than the  Certificate
Account  Deposit Date next  following the date of such  investment  (with the exception of the
Amount  Held for Future  Distribution)  and which  shall not be sold or  disposed  of prior to their  maturities.  All income and gain  realized  from any such  investment  shall be for the benefit of the Master Servicer as additional  servicing  compensation  and shall be subject to its  withdrawal  or order from time to time.  The amount of any losses  incurred in respect of any such  investments  attributable  to the  investment  of amounts in respect of the Mortgage
Loans  shall be  deposited  in the  Custodial  Account by the Master  Servicer  out of its own
funds immediately as realized.

(d)     The Master  Servicer shall give written notice to the Trustee and the Depositor of any change in the location of the Custodial  Account and the location of the  Certificate  Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a)     In those  cases  where a  Subservicer  is  servicing  a Mortgage  Loan  pursuant  to a
Subservicing  Agreement,  the Master  Servicer  shall cause the  Subservicer,  pursuant to the
Subservicing  Agreement,  to establish and maintain one or more  Subservicing  Accounts  which shall be an Eligible Account or, if such account is not an Eligible  Account,  shall generally satisfy  the  requirements  of the Program  Guide and be  otherwise  acceptable  to the Master
Servicer and each Rating  Agency.  The  Subservicer  will be required  thereby to deposit into the  Subservicing  Account on a daily basis all  proceeds of  Mortgage  Loans  received by the
Subservicer,  less its  Subservicing  Fees and  unreimbursed  advances  and  expenses,  to the extent  permitted  by the  Subservicing  Agreement.  If  the  Subservicing  Account  is not an
Eligible  Account,  the Master  Servicer  shall be deemed to have  received  such  monies upon receipt thereof by the  Subservicer.  The Subservicer  shall not be required to deposit in the
Subservicing  Account  payments or collections  consisting of late charges or assumption fees, or payments or collections  received  consisting of prepayment  charges to the extent that the
Subservicer is entitled to retain such amounts pursuant to the Subservicing  Agreement.  On or before the date specified in the Program Guide,  but in no event later than the  Determination
Date,  the  Master  Servicer  shall  cause  the  Subservicer,  pursuant  to  the  Subservicing
Agreement,  to remit to the Master  Servicer  for deposit in the  Custodial  Account all funds held  in the  Subservicing  Account  with  respect  to each  Mortgage  Loan  serviced  by such
Subservicer  that are required to be remitted to the Master  Servicer.  The  Subservicer  will also be required,  pursuant to the Subservicing  Agreement,  to advance on such scheduled date of remittance  amounts equal to any scheduled  monthly  installments of principal and interest less its  Subservicing  Fees on any Mortgage  Loans for which  payment was not received by the
Subservicer.  This  obligation  to advance with respect to each Mortgage Loan will continue up to and  including  the first of the month  following  the date on which the related  Mortgaged
Property  is sold at a  foreclosure  sale or is  acquired by the Trust Fund by deed in lieu of foreclosure  or  otherwise.  All  such  advances  received  by the  Master  Servicer  shall be deposited promptly by it in the Custodial Account.

(b)     The  Subservicer  may also be required,  pursuant to the  Subservicing  Agreement,  to remit to the Master  Servicer for deposit in the  Custodial  Account  interest at the Adjusted
Mortgage  Rate (or Modified Net Mortgage  Rate plus the rate per annum at which the  Servicing
Fee  accrues in the case of a Modified  Mortgage  Loan) on any  Curtailment  received  by such
Subservicer  in respect of a Mortgage  Loan from the related  Mortgagor  during any month that is to be applied by the  Subservicer  to reduce the unpaid  principal  balance of the  related
Mortgage  Loan as of the  first  day of such  month,  from  the  date of  application  of such
Curtailment  to the  first day of the  following  month.  Any  amounts  paid by a  Subservicer pursuant  to the  preceding  sentence  shall be for the  benefit  of the  Master  Servicer  as additional  servicing  compensation  and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)     In addition to the Custodial Account and the Certificate  Account, the Master Servicer
shall for any  Nonsubserviced  Mortgage Loan, and shall cause the Subservicers for Subserviced
Mortgage  Loans to,  establish  and  maintain one or more  Servicing  Accounts and deposit and retain therein all  collections  from the Mortgagors (or advances from  Subservicers)  for the payment of taxes, assessments,  hazard insurance premiums,  Primary Insurance Policy premiums, if applicable,  or comparable items for the account of the Mortgagors.  Each Servicing Account shall satisfy the  requirements  for a  Subservicing  Account and, to the extent  permitted by the Program Guide or as is otherwise  acceptable to the Master Servicer,  may also function as a  Subservicing  Account.  Withdrawals  of  amounts  related  to the  Mortgage  Loans from the
Servicing  Accounts may be made only to effect timely  payment of taxes,  assessments,  hazard insurance  premiums,  Primary Insurance Policy premiums,  if applicable,  or comparable items, to reimburse the Master  Servicer or Subservicer  out of related  collections for any payments made  pursuant to Sections  3.11 (with  respect to the Primary  Insurance  Policy) and 3.12(a)
(with  respect  to  hazard  insurance),  to  refund  to  any  Mortgagors  any  sums  as may be determined  to be overages,  to pay  interest,  if required,  to Mortgagors on balances in the
Servicing  Account or to clear and terminate the Servicing  Account at the termination of this
Agreement in accordance  with Section 9.01 or in accordance  with the Program  Guide.  As part of its servicing  duties,  the Master Servicer shall, and the Subservicers  will,  pursuant to the Subservicing  Agreements,  be required to pay to the Mortgagors  interest on funds in this account to the extent required by law.

(d)     The  Master  Servicer  shall  advance  the  payments  referred  to  in  the  preceding subsection  that are not timely paid by the Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such  payment is intended is due,  but the
Master  Servicer  shall be required so to advance  only to the extent that such  advances,  in the good faith judgment of the Master  Servicer,  will be  recoverable by the Master  Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and Information Regarding the Mortgage Loans.

        In the  event  that  compliance  with  this  Section  3.09  shall  make  any  Class of
Certificates  legal for investment by federally  insured  savings and loan  associations,  the
Master  Servicer shall provide,  or cause the  Subservicers  to provide,  to the Trustee,  the
Office of Thrift  Supervision  or the FDIC and the  supervisory  agents and examiners  thereof access to the  documentation  regarding the Mortgage Loans required by applicable  regulations of the Office of Thrift  Supervision,  such access being afforded without charge but only upon reasonable  request and during normal  business hours at the offices  designated by the Master
Servicer.  The Master  Servicer  shall  permit  such  representatives  to  photocopy  any such
documentation   and  shall  provide   equipment  for  that  purpose  at  a  charge  reasonably
approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a)     The Master Servicer may, from time to time as provided  herein,  make withdrawals from the  Custodial  Account  of  amounts  on deposit  therein  pursuant  to Section  3.07 that are attributable to the Mortgage Loans for the following purposes:

(i)     to remit to the Trustee for deposit  into the  Certificate  Account in the amounts and in the manner provided for in Section 4.01;

(ii)    to reimburse itself or the related Subservicer for previously  unreimbursed  Advances,
        Servicing  Advances or other expenses made pursuant to Sections 3.01,  3.08,  3.12(a),
        3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement,  such withdrawal  right being  limited to amounts  received on the  related  Mortgage  Loans
        (including, for this purpose, REO Proceeds,  Insurance Proceeds,  Liquidation Proceeds
        and proceeds  from the purchase of a Mortgage  Loan  pursuant to Section  2.02,  2.03,
        2.04,  4.07,  4.08 or 9.01) which represent (A) Late  Collections of Monthly  Payments for which any such  advance was made in the case of  Subservicer  Advances or Advances pursuant  to  Section  4.04 and (B) late  recoveries  of the  payments  for which such advances were made in the case of Servicing Advances;

(iii)   to pay to  itself or the  related  Subservicer  (if not  previously  retained  by such
        Subservicer)  out of each  payment  received  by the  Master  Servicer  on  account of interest  on a Mortgage  Loan as  contemplated  by Sections  3.14 and 3.16,  an amount equal to that remaining  portion of any such payment as to interest (but not in excess of the Servicing Fee and the  Subservicing  Fee, if not  previously  retained)  which, when deducted,  will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage  Rate (or Modified Net Mortgage Rate in the
        case  of a  Modified  Mortgage  Loan)  on the  amount  specified  in the  amortization schedule  of the  related  Mortgage  Loan  as the  principal  balance  thereof  at the beginning of the period  respecting  which such  interest was paid after giving effect to any previous Curtailments;

(iv)    to pay to itself as  additional  servicing  compensation  any  interest or  investment income  earned on funds  deposited  in the  Custodial  Account  that it is entitled to withdraw pursuant to Section 3.07(c);

(v)     to pay to itself as additional  servicing  compensation any Foreclosure  Profits,  and any amounts  remitted by Subservicers as interest in respect of Curtailments  pursuant to Section 3.08(b);

(vi)    to pay to itself,  a  Subservicer,  Residential  Funding,  the  Depositor or any other appropriate  Person,  as the  case  may be,  with  respect  to each  Mortgage  Loan or property acquired in respect thereof that has been purchased or otherwise  transferred pursuant to Section  2.02,  2.03,  2.04,  4.07,  4.08 or 9.01,  all  amounts  received thereon and not required to be  distributed  to  Certificateholders  as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii)   to  reimburse  itself or the related  Subservicer  for any  Nonrecoverable  Advance or
        Advances in the manner and to the extent  provided in  subsection  (c) below,  and any
        Advance or Servicing  Advance made in connection with a modified Mortgage Loan that is in  default  or,  in the  judgment  of the  Master  Servicer,  default  is  reasonably foreseeable  pursuant to Section  3.07(a),  to the extent the amount of the Advance or
        Servicing  Advance was added to the Stated  Principal  Balance of the Mortgage Loan in
        the preceding calendar month;

(viii)  to reimburse  itself or the Depositor for expenses  incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

(ix)    to  reimburse  itself for amounts  expended by it (a) pursuant to Section 3.14 in good faith in connection  with the restoration of property  damaged by an Uninsured  Cause, and (b) in connection  with the  liquidation  of a Mortgage Loan or  disposition of an
        REO Property to the extent not otherwise  reimbursed pursuant to clause (ii) or (viii)
        above; and

(x)     to withdraw any amount deposited in the Custodial  Account that was not required to be deposited therein pursuant to Section 3.07,  including any payoff fees or penalties or any other  additional  amounts payable to the Master Servicer or Subservicer  pursuant to the terms of the Mortgage Note.

(b)     Since, in connection with withdrawals  pursuant to clauses (ii),  (iii), (v) and (vi), the Master  Servicer's  entitlement  thereto is limited to collections or other  recoveries on the related  Mortgage Loan, the Master Servicer shall keep and maintain  separate  accounting, on a Mortgage Loan by Mortgage Loan basis,  for the purpose of justifying any withdrawal  from the Custodial Account pursuant to such clauses.

(c)     The Master Servicer shall be entitled to reimburse  itself or the related  Subservicer for any advance made in respect of a Mortgage Loan that the Master  Servicer  determines to be a  Nonrecoverable  Advance  by  withdrawal  from the  Custodial  Account of amounts on deposit
therein   attributable  to  the  Mortgage  Loans  on  any  Certificate  Account  Deposit  Date
succeeding  the date of such  determination.  Such  right of  reimbursement  in  respect  of a
Nonrecoverable  Advance  relating  to  an  Advance  pursuant  to  Section  4.04  on  any  such
Certificate  Account  Deposit Date shall be limited to an amount not  exceeding the portion of such advance  previously paid to  Certificateholders  (and not  theretofore  reimbursed to the
Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of Primary Insurance Coverage.

(a)     The Master  Servicer  shall not take, or permit any  Subservicer  to take,  any action which would result in noncoverage  under any applicable  Primary  Insurance Policy of any loss which,  but for the actions of the Master  Servicer or  Subservicer,  would have been  covered thereunder.  To the extent  coverage is available,  the Master Servicer shall keep or cause to be kept in full  force and effect  each such  Primary  Insurance  Policy  until the  principal balance of the related  Mortgage  Loan  secured by a  Mortgaged  Property is reduced to 80% or less of the  Appraised  Value at  origination  in the case of such a  Mortgage  Loan  having a
Loan-to-Value  Ratio at  origination  in excess of 80%,  provided that such Primary  Insurance
Policy was in place as of the  Cut-off  Date and the Master  Servicer  had  knowledge  of such
Primary  Insurance  Policy.  The Master  Servicer shall not cancel or refuse to renew any such
Primary  Insurance  Policy  applicable to a  Nonsubserviced  Mortgage  Loan, or consent to any
Subservicer  canceling or refusing to renew any such Primary  Insurance Policy applicable to a
Mortgage  Loan  subserviced  by it, that is in effect at the date of the  initial  issuance of the  Certificates  and is  required  to be kept in  force  hereunder  unless  the  replacement
Primary  Insurance  Policy for such  canceled  or  non-renewed  policy is  maintained  with an insurer  whose  claims-paying  ability  is  acceptable  to each  Rating  Agency  for  mortgage pass-through  certificates  having  a  rating  equal  to or  better  than  the  lower  of  the then-current  rating or the rating assigned to the Certificates as of the Closing Date by such
Rating Agency.

(b)     In  connection  with its  activities  as  administrator  and  servicer of the Mortgage
Loans,  the Master Servicer agrees to present or to cause the related  Subservicer to present,
on  behalf  of  the   Master   Servicer,   the   Subservicer,   if  any,   the   Trustee   and
Certificateholders,  claims to the insurer under any Primary Insurance  Policies,  in a timely manner in accordance  with such  policies,  and, in this regard,  to take or cause to be taken such reasonable  action as shall be necessary to permit  recovery under any Primary  Insurance
Policies  respecting  defaulted  Mortgage  Loans.  Pursuant  to Section  3.07,  any  Insurance
Proceeds  collected  by or  remitted  to the  Master  Servicer  under  any  Primary  Insurance
Policies  shall be deposited  in the  Custodial  Account,  subject to  withdrawal  pursuant to
Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)     The  Master  Servicer  shall  cause to be  maintained  for  each  Mortgage  Loan  fire insurance  with  extended  coverage in an amount which is equal to the lesser of the principal balance  owing on such  Mortgage Loan  (together  with the  principal  balance of any mortgage loan  secured by a lien that is senior to the Mortgage  Loan) or 100 percent of the  insurable value of the  improvements;  provided,  however,  that such  coverage may not be less than the minimum  amount  required to fully  compensate  for any loss or damage on a  replacement  cost basis. To the extent it may do so without breaching the related  Subservicing  Agreement,  the
Master  Servicer  shall replace any  Subservicer  that does not cause such  insurance,  to the extent  it is  available,  to be  maintained.  The  Master  Servicer  shall  also  cause to be maintained  on property  acquired upon  foreclosure,  or deed in lieu of  foreclosure,  of any
Mortgage Loan,  fire insurance with extended  coverage in an amount which is at least equal to the amount  necessary to avoid the  application of any  co-insurance  clause  contained in the related  hazard  insurance  policy.  Pursuant to Section  3.07,  any amounts  collected by the
Master  Servicer under any such policies  (other than amounts to be applied to the restoration or repair of the related  Mortgaged  Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's  normal servicing  procedures) shall be deposited in the Custodial Account,  subject to withdrawal  pursuant to Section 3.10. Any cost incurred by the Master  Servicer in maintaining  any such insurance shall not, for the purpose of  calculating  monthly  distributions  to  Certificateholders,  be added to the amount owing under the Mortgage Loan,  notwithstanding  that the terms of the Mortgage Loan so permit. Such costs  shall be  recoverable  by the Master  Servicer  out of  related  late  payments  by the
Mortgagor or out of Insurance  Proceeds and  Liquidation  Proceeds to the extent  permitted by
Section  3.10. It is understood  and agreed that no earthquake or other  additional  insurance is to be  required  of any  Mortgagor  or  maintained  on  property  acquired  in respect of a
Mortgage  Loan other than pursuant to such  applicable  laws and  regulations  as shall at any time be in force and as shall require such  additional  insurance.  Whenever the  improvements securing a Mortgage  Loan are located at the time of  origination  of such  Mortgage Loan in a federally  designated  special  flood  hazard  area,  the Master  Servicer  shall  cause flood insurance  (to  the  extent  available)  to be  maintained  in  respect  thereof.  Such  flood insurance  shall be in an amount equal to the lesser of (i) the amount  required to compensate for any loss or damage to the  Mortgaged  Property  on a  replacement  cost basis and (ii) the maximum  amount of such  insurance  available  for the related  Mortgaged  Property  under the national flood insurance program  (assuming that the area in which such Mortgaged  Property is located is  participating  in such program).In the event that the Master Servicer shall obtain and maintain a blanket fire insurance  policy with extended  coverage  insuring against hazard losses on all of the Mortgage  Loans,  it shall  conclusively  be deemed to have satisfied its obligations as set forth in the first sentence of this Section  3.12(a),  it being  understood and  agreed  that such  policy  may  contain a  deductible  clause,  in which  case the Master
Servicer  shall,  in the  event  that  there  shall not have been  maintained  on the  related
Mortgaged  Property a policy  complying  with the first  sentence of this Section  3.12(a) and there  shall have been a loss which  would have been  covered by such  policy,  deposit in the
Certificate  Account the amount not  otherwise  payable  under the blanket  policy  because of such  deductible  clause.  Any  such  deposit  by the  Master  Servicer  shall  be made on the
Certificate  Account  Deposit Date next  preceding the  Distribution  Date which occurs in the month  following the month in which  payments  under any such policy would have been deposited in the Custodial  Account.  In connection with its activities as administrator and servicer of the Mortgage Loans,  the Master Servicer agrees to present,  on behalf of itself,  the Trustee and Certificateholders, claims under any such blanket policy.

(b)     The Master  Servicer  shall  obtain and  maintain  at its own expense and keep in full force and effect  throughout the term of this Agreement a blanket  fidelity bond and an errors and  omissions  insurance  policy  covering the Master  Servicer's  officers and employees and other  persons  acting on behalf of the Master  Servicer  in  connection  with its  activities under this  Agreement.  The amount of coverage  shall be at least equal to the  coverage  that would be required by Fannie Mae or Freddie  Mac,  whichever  is greater,  with  respect to the
Master  Servicer if the Master  Servicer were servicing and  administering  the Mortgage Loans for  Fannie  Mae or Freddie  Mac.  In the event  that any such bond or policy  ceases to be in effect,  the Master  Servicer  shall  obtain a comparable  replacement  bond or policy from an issuer or  insurer,  as the case may be,  meeting  the  requirements,  if any,  of the Program
Guide and  acceptable  to the  Depositor.  Coverage of the Master  Servicer  under a policy or bond obtained by an Affiliate of the Master  Servicer and  providing the coverage  required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses;  Assumption and Modification  Agreements;
                      Certain Assignments.

(a)     When any  Mortgaged  Property  is conveyed by the  Mortgagor,  the Master  Servicer or
Subservicer,  to  the  extent  it  has  knowledge  of  such  conveyance,   shall  enforce  any
due-on-sale  clause contained in any Mortgage Note or Mortgage,  to the extent permitted under applicable  law and  governmental  regulations,  but only to the extent that such  enforcement will not  adversely  affect or  jeopardize  coverage  under  any  Required  Insurance  Policy.
Notwithstanding  the foregoing:  (i) the Master  Servicer shall not be deemed to be in default under this Section  3.13(a) by reason of any transfer or assumption  which the Master Servicer is restricted by law from  preventing;  and (ii) if the Master Servicer  determines that it is reasonably  likely  that any  Mortgagor  will bring,  or if any  Mortgagor  does bring,  legal action to declare invalid or otherwise  avoid  enforcement of a due-on-sale  clause  contained in any Mortgage  Note or Mortgage,  the Master  Servicer  shall not be required to enforce the due-on-sale clause or to contest such action.

(b)     Subject to the Master Servicer's duty to enforce any due-on-sale  clause to the extent set forth in Section 3.13(a),  in any case in which a Mortgaged  Property is to be conveyed to a Person by a  Mortgagor,  and such  Person is to enter  into an  assumption  or  modification agreement or supplement to the Mortgage Note or Mortgage  which  requires the signature of the
Trustee,  or if an  instrument  of release  signed by the  Trustee is required  releasing  the
Mortgagor from liability on the Mortgage Loan, the Master  Servicer is authorized,  subject to the  requirements  of the sentence next  following,  to execute and deliver,  on behalf of the
Trustee,  the  assumption  agreement  with the Person to whom the Mortgaged  Property is to be conveyed and such  modification  agreement or  supplement  to the Mortgage Note or Mortgage or other  instruments  as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise  to comply with any  applicable  laws  regarding  assumptions  or the transfer of the Mortgaged Property to such Person;  provided,  however, none of such terms and requirements  shall both  constitute  a  "significant  modification"  effecting an exchange or reissuance  of such  Mortgage  Loan under the Code (or final,  temporary or proposed  Treasury regulations  promulgated  thereunder)  and cause any of REMIC I, REMIC II, REMIC III, REMIC IV or  REMIC V to fail to  qualify  as  REMICs  under  the Code or the  imposition  of any tax on
"prohibited   transactions"  or  "contributions"  after  the  startup  date  under  the  REMIC
Provisions.  The  Master  Servicer  shall  execute  and  deliver  such  documents  only  if it reasonably  determines  that (i) its execution and delivery  thereof will not conflict with or violate any terms of this  Agreement or cause the unpaid  balance and interest on the Mortgage
Loan to be  uncollectible  in whole or in part,  (ii) any required  consents of insurers under any Required  Insurance  Policies  have been  obtained and (iii)  subsequent to the closing of the  transaction  involving the  assumption or transfer (A) the Mortgage Loan will continue to be secured by a first  mortgage  lien (or junior lien of the same  priority in relation to any senior  mortgage  loan,  with  respect to any  Mortgage  Loan  secured  by a junior  Mortgage)
pursuant to the terms of the Mortgage,  (B) such  transaction  will not  adversely  affect the coverage  under any Required  Insurance  Policies,  (C) the Mortgage Loan will fully  amortize over the remaining  term thereof,  (D) no material  term of the Mortgage Loan  (including  the interest  rate on the Mortgage  Loan) will be altered nor will the term of the  Mortgage  Loan be changed and (E) if the  seller/transferor  of the Mortgaged Property is to be released from liability on the Mortgage  Loan,  the  buyer/transferee  of the  Mortgaged  Property  would be qualified to assume the Mortgage Loan based on generally  comparable  credit  quality and such release will not (based on the Master  Servicer's or Subservicer's  good faith  determination)
adversely  affect the  collectability  of the  Mortgage  Loan.  Upon  receipt  of  appropriate instructions  from the Master  Servicer in accordance  with the  foregoing,  the Trustee shall execute any  necessary  instruments  for such  assumption  or  substitution  of  liability  as directed by the Master  Servicer.  Upon the closing of the  transactions  contemplated by such documents,  the Master  Servicer  shall cause the originals or true and correct  copies of the assumption  agreement,  the  release  (if  any),  or the  modification  or  supplement  to the
Mortgage Note or Mortgage to be delivered to the Trustee or the  Custodian and deposited  with the Mortgage File for such  Mortgage  Loan.  Any fee collected by the Master  Servicer or such related  Subservicer for entering into an assumption or  substitution  of liability  agreement will  be  retained  by the  Master  Servicer  or  such  Subservicer  as  additional  servicing compensation.

(c)     The Master Servicer or the related Subservicer,  as the case may be, shall be entitled to  approve  a request  from a  Mortgagor  for a  partial  release  of the  related  Mortgaged
Property,  the granting of an easement  thereon in favor of another Person,  any alteration or demolition  of the related  Mortgaged  Property  without any right of  reimbursement  or other similar  matters if it has  determined,  exercising  its good faith  business  judgment in the same manner as it would if it were the owner of the related  Mortgage Loan,  that the security for,  and the timely and full  collectability  of, such  Mortgage  Loan would not be adversely affected  thereby  and that each of REMIC I, REMIC II,  REMIC  III,  REMIC IV or REMIC V would continue  to  qualify  as a REMIC  under  the  Code as a  result  thereof  and  that no tax on
"prohibited  transactions" or "contributions" after the startup day would be imposed on any of
REMIC I, REMIC II, REMIC III,  REMIC IV or REMIC V as a result  thereof.  Any fee collected by the  Master  Servicer  or the  related  Subservicer  for  processing  such a  request  will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d)     Subject to any other  applicable  terms and conditions of this  Agreement,  the Master
Servicer  shall be entitled to approve an assignment in lieu of  satisfaction  with respect to any Mortgage  Loan,  provided the obligee with respect to such  Mortgage Loan  following  such proposed assignment  provides the Master Servicer with a "Lender  Certification for Assignment of  Mortgage  Loan"  in the  form  attached  hereto  as  Exhibit  N,  in  form  and  substance satisfactory to the Master  Servicer,  providing the following:  (i) that the Mortgage Loan is secured by Mortgaged  Property  located in a  jurisdiction  in which an  assignment in lieu of satisfaction  is required to preserve  lien  priority,  minimize or avoid  mortgage  recording taxes  or  otherwise  comply  with,  or  facilitate  a  refinancing  under,  the  laws of such jurisdiction;  (ii)  that  the  substance  of the  assignment  is,  and is  intended  to be, a refinancing  of such  Mortgage Loan and that the form of the  transaction  is solely to comply with, or  facilitate  the  transaction  under,  such local laws;  (iii) that the Mortgage Loan following  the proposed  assignment  will have a rate of interest at least 0.25 percent  below or above the rate of interest on such  Mortgage Loan prior to such  proposed  assignment;  and
(iv) that such  assignment is at the request of the borrower under the related  Mortgage Loan.
Upon  approval of an  assignment in lieu of  satisfaction  with respect to any Mortgage  Loan, the Master Servicer shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such  Mortgage Loan and the Master  Servicer  shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a)     The Master  Servicer shall foreclose upon or otherwise  comparably  convert (which may include an REO  Acquisition)  the ownership of properties  securing such of the Mortgage Loans as come into and  continue  in default  and as to which no  satisfactory  arrangements  can be made for  collection  of delinquent  payments  pursuant to Section  3.07.  Alternatively,  the
Master  Servicer may take other  actions in respect of a defaulted  Mortgage  Loan,  which may include  (i)  accepting  a short sale (a payoff of the  Mortgage  Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged  Property by the  Mortgagor)  or  permitting a short  refinancing  (a payoff of the Mortgage Loan for an amount  less than the  total  amount  contractually  owed in order to  facilitate  refinancing transactions  by  the  Mortgagor  not  involving  a  sale  of the  Mortgaged  Property),  (ii)
arranging  for a  repayment  plan or (iii)  agreeing  to a  modification  in  accordance  with
Section 3.07. In connection with such  foreclosure or other  conversion or action,  the Master
Servicer  shall,  consistent  with Section 3.11,  follow such  practices and  procedures as it shall  deem  necessary  or  advisable,  as shall be normal and usual in its  general  mortgage servicing  activities  and as shall be required or  permitted by the Program  Guide;  provided that the Master  Servicer shall not be liable in any respect  hereunder if the Master Servicer is acting in connection  with any such  foreclosure or other  conversion or action in a manner that is  consistent  with the  provisions of this  Agreement.  The Master  Servicer,  however, shall  not be  required  to  expend  its own  funds or incur  other  reimbursable  charges  in connection with any foreclosure,  or attempted foreclosure which is not completed,  or towards the  correction of any default on a related senior  mortgage loan, or towards the  restoration of any property unless it shall determine (i) that such  restoration  and/or  foreclosure will increase the proceeds of  liquidation of the Mortgage Loan to Holders of  Certificates  of one
or more  Classes  after  reimbursement  to itself for such  expenses  or charges and (ii) that such expenses and charges will be recoverable to it through  Liquidation  Proceeds,  Insurance
Proceeds,  or  REO  Proceeds  (respecting  which  it  shall  have  priority  for  purposes  of withdrawals  from  the  Custodial  Account  pursuant  to  Section  3.10,  whether  or not such expenses and charges are actually  recoverable from related  Liquidation  Proceeds,  Insurance
Proceeds  or REO  Proceeds).  In the  event of such a  determination  by the  Master  Servicer pursuant to this Section  3.14(a),  the Master Servicer shall be entitled to  reimbursement of its funds so expended  pursuant to Section 3.10. In addition,  the Master  Servicer may pursue any  remedies  that may be  available  in  connection  with a breach of a  representation  and warranty with respect to any such  Mortgage  Loan in  accordance  with Sections 2.03 and 2.04.
However,  the Master  Servicer is not  required to  continue  to pursue both  foreclosure  (or similar  remedies)  with  respect to the  Mortgage  Loans and  remedies in  connection  with a breach of a  representation  and warranty if the Master Servicer  determines in its reasonable discretion  that one such  remedy is more  likely to  result in a greater  recovery  as to the
Mortgage Loan.  Upon the occurrence of a Cash  Liquidation or REO  Disposition,  following the deposit in the Custodial  Account of all Insurance  Proceeds,  Liquidation  Proceeds and other payments  and  recoveries  referred  to in  the  definition  of  "Cash  Liquidation"  or  "REO
Disposition,"  as  applicable,  upon  receipt by the Trustee of written  notification  of such deposit  signed by a  Servicing  Officer,  the Trustee or any  Custodian,  as the case may be, shall release to the Master  Servicer the related  Mortgage File and the Trustee shall execute and deliver such  instruments of transfer or assignment  prepared by the Master  Servicer,  in each case  without  recourse,  as shall be  necessary  to vest in the Master  Servicer  or its designee,  as the case may be, the related  Mortgage Loan,  and thereafter  such Mortgage Loan shall not be part of the Trust Fund.  Notwithstanding  the foregoing or any other provision of this  Agreement,  in the Master  Servicer's  sole  discretion  with  respect to any  defaulted
Mortgage  Loan  or  REO  Property  as to  either  of  the  following  provisions,  (i) a  Cash
Liquidation or REO  Disposition  may be deemed to have occurred if  substantially  all amounts expected  by the Master  Servicer  to be received  in  connection  with the related  defaulted
Mortgage Loan or REO Property have been  received,  and (ii) for purposes of  determining  the amount of any Liquidation  Proceeds,  Insurance  Proceeds,  REO Proceeds or other  unscheduled collections  or the amount of any  Realized  Loss,  the Master  Servicer may take into account minimal  amounts of additional  receipts  expected to be received or any estimated  additional liquidation  expenses  expected  to be  incurred  in  connection  with the  related  defaulted
Mortgage Loan or REO Property.

(b)     In the event that title to any Mortgaged  Property is acquired by the Trust Fund as an
REO Property by  foreclosure  or by deed in lieu of  foreclosure,  the deed or  certificate of sale  shall be issued  to the  Trustee  or to its  nominee  on  behalf of  Certificateholders.
Notwithstanding  any such  acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise  expressly  provided  herein) be considered to be an  Outstanding  Mortgage  Loan held in the Trust  Fund  until  such time as the REO  Property shall be sold.  Consistent  with the foregoing for purposes of all  calculations  hereunder so long as such REO Property shall be considered to be an  Outstanding  Mortgage Loan it shall be assumed that,  notwithstanding  that the  indebtedness  evidenced by the related Mortgage Note shall have been  discharged,  such  Mortgage  Note and the  related  amortization  schedule in effect at the time of any such  acquisition  of title  (after  giving  effect to any  previous
Curtailments  and  before  any  adjustment  thereto  by reason of any  bankruptcy  or  similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)     In the event that the Trust Fund  acquires  any REO Property as aforesaid or otherwise in connection  with a default or imminent  default on a Mortgage Loan, the Master  Servicer on behalf of the Trust Fund shall  dispose of such REO  Property  within  three full years  after the taxable year of its  acquisition  by the Trust Fund for purposes of Section  860G(a)(8) of the Code (or such shorter period as may be necessary  under  applicable  state  (including any state in which  such  property  is  located)  law to  maintain  the status of each of REMIC I,
REMIC II,  REMIC  III,  REMIC IV or REMIC V as a REMIC  under  applicable  state law and avoid taxes resulting from such property  failing to be foreclosure  property under applicable state law) or, at the  expense  of the Trust  Fund,  request,  more than 60 days  before  the day on which such grace period would otherwise  expire,  an extension of such grace period unless the
Master  Servicer  obtains for the Trustee an Opinion of Counsel,  addressed to the Trustee and the Master  Servicer,  to the effect that the  holding by the Trust Fund of such REO  Property subsequent  to such  period  will  not  result  in the  imposition  of  taxes  on  "prohibited transactions"  as  defined  in  Section  860F of the Code or cause  any of REMIC I,  REMIC II,
REMIC III,  REMIC IV or REMIC V to fail to qualify as a REMIC (for federal (or any  applicable
State or local) income tax purposes) at any time that any  Certificates  are  outstanding,  in which case the Trust Fund may  continue to hold such REO Property  (subject to any  conditions contained  in  such  Opinion  of  Counsel).  The  Master  Servicer  shall  be  entitled  to be reimbursed  from the  Custodial  Account for any costs  incurred in obtaining  such Opinion of
Counsel,  as provided in Section 3.10.  Notwithstanding any other provision of this Agreement, no REO  Property  acquired  by the Trust Fund shall be rented (or  allowed to  continue  to be rented) or  otherwise  used by or on behalf of the Trust Fund in such a manner or  pursuant to any  terms  that  would  (i)  cause  such REO  Property  to fail to  qualify  as  "foreclosure property" within the meaning of Section  860G(a)(8) of the Code or (ii) subject REMIC I, REMIC
II,  REMIC III,  REMIC IV or REMIC V to the  imposition  of any  federal  income  taxes on the income  earned  from such REO  Property,  including  any taxes  imposed  by reason of  Section
860G(c) of the Code,  unless the Master  Servicer  has agreed to indemnify  and hold  harmless the Trust Fund with respect to the imposition of any such taxes.

(d)     The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or repurchase of any Mortgage  Loan  pursuant to the terms of this  Agreement,  as well as any recovery  (other than Subsequent  Recoveries)  resulting from a collection of Liquidation  Proceeds,  Insurance
Proceeds or REO  Proceeds,  will be applied in the  following  order of  priority:  first,  to reimburse  the  Master  Servicer  or  the  related  Subservicer  in  accordance  with  Section
3.10(a)(ii);  second, to the  Certificateholders  to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed  Interest,  at the Net Mortgage Rate (or the
Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan),  to the Due Date in the related  Due  Period  prior  to  the  Distribution  Date  on  which  such  amounts  are  to be distributed;  third,  to the  Certificateholders  as a recovery of  principal  on the Mortgage
Loan  (or REO  Property)  (provided  that if any  such  Class of  Certificates  to which  such
Realized  Loss was  allocated is no longer  outstanding,  such  subsequent  recovery  shall be distributed  to the  persons who were the  Holders of such Class of  Certificates  when it was retired);  fourth,  to all Servicing  Fees and  Subservicing  Fees payable  therefrom (and the
Master Servicer and the  Subservicer  shall have no claims for any  deficiencies  with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a)     Upon becoming  aware of the payment in full of any Mortgage  Loan, or upon the receipt by the Master  Servicer of a  notification  that  payment in full will be escrowed in a manner customary for such purposes,  the Master Servicer will  immediately  notify the Trustee (if it holds the related  Mortgage File) or the Custodian by a certification  of a Servicing  Officer
(which  certification  shall include a statement to the effect that all amounts received or to be received  in  connection  with such  payment  which are  required  to be  deposited  in the
Custodial  Account pursuant to Section 3.07 have been or will be so deposited),  substantially in one of the forms  attached  hereto as Exhibit H  requesting  delivery to it of the Mortgage
File. Upon receipt of such certification and request,  the Trustee shall promptly release,  or cause the Custodian to release,  the related Mortgage File to the Master Servicer.  The Master
Servicer is authorized  to execute and deliver to the Mortgagor the request for  reconveyance, deed of reconveyance  or release or satisfaction of mortgage or such instrument  releasing the lien of the Mortgage,  together with the Mortgage Note with, as appropriate,  written evidence of  cancellation  thereon and to cause the removal from the  registration  on the MERS(R)System
of  such   Mortgage  and  to  execute  and   deliver,   on  behalf  of  the  Trustee  and  the
Certificateholders  or any of them, any and all  instruments of  satisfaction  or cancellation or of partial or full  release,  including  any  applicable  UCC  termination  statements.  No expenses  incurred in connection  with any instrument of  satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b)     From time to time as is  appropriate  for the servicing or foreclosure of any Mortgage
Loan,  the Master  Servicer  shall  deliver to the  Custodian,  with a copy to the Trustee,  a certificate  of a Servicing  Officer  substantially  in one of the forms attached as Exhibit H hereto,  requesting  that  possession  of all,  or any  document  constituting  part  of,  the
Mortgage  File be released to the Master  Servicer  and  certifying  as to the reason for such release and that such release will not invalidate any insurance  coverage  provided in respect of the Mortgage Loan under any Required Insurance Policy.  Upon receipt of the foregoing,  the
Trustee shall  deliver,  or cause the Custodian to deliver,  the Mortgage File or any document therein to the Master  Servicer.  The Master  Servicer  shall cause each  Mortgage File or any document  therein so released to be returned to the  Trustee,  or the  Custodian  as agent for the Trustee when the need  therefor by the Master  Servicer no longer  exists,  unless (i) the
Mortgage Loan has been liquidated and the Liquidation  Proceeds  relating to the Mortgage Loan have been  deposited in the  Custodial  Account or (ii) the Mortgage File or such document has been  delivered  directly or through a Subservicer  to an attorney,  or to a public trustee or other  public  official as required by law,  for  purposes  of  initiating  or pursuing  legal action or other  proceedings for the foreclosure of the Mortgaged  Property either  judicially or  non-judicially,  and the Master  Servicer has delivered  directly or through a Subservicer to the Trustee a certificate of a Servicing  Officer  certifying as to the name and address of the Person to which such  Mortgage  File or such  document  was  delivered  and the purpose or purposes of such delivery.

(c)     The Trustee or the Master  Servicer on the Trustee's  behalf shall execute and deliver to the Master  Servicer,  if necessary,  any court  pleadings,  requests for trustee's sale or other  documents  necessary to the  foreclosure  or  trustee's  sale in respect of a Mortgaged
Property  or to any legal  action  brought to obtain  judgment  against any  Mortgagor  on the
Mortgage  Note or  Mortgage  or to  obtain a  deficiency  judgment,  or to  enforce  any other remedies or rights  provided by the Mortgage  Note or Mortgage or  otherwise  available at law or in equity.  Together  with such  documents or  pleadings  (if signed by the  Trustee),  the
Master Servicer shall deliver to the Trustee a certificate of a Servicing  Officer  requesting that such  pleadings or documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings are required and that the  execution and delivery  thereof by the
Trustee will not invalidate  any insurance  coverage  under any Required  Insurance  Policy or invalidate or otherwise  affect the lien of the Mortgage,  except for the  termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Eligible Master Servicing Compensation.

(a)     The Master Servicer, as compensation for its activities  hereunder,  shall be entitled to receive on each  Distribution  Date the amounts  provided for by clauses  (iii),  (iv), (v)
and  (vi)  of  Section  3.10(a),  subject  to  clause  (e)  below.  The  amount  of  servicing
compensation   provided   for  in  such  clauses   shall  be  accounted   for  on  a  Mortgage
Loan-by-Mortgage  Loan basis. In the event that Liquidation  Proceeds,  Insurance Proceeds and
REO  Proceeds  (net of amounts  reimbursable  therefrom  pursuant to Section  3.10(a)(ii))  in respect of a Cash Liquidation or REO Disposition  exceed the unpaid principal  balance of such
Mortgage Loan plus unpaid interest accrued thereon  (including REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage  Rate (or the  Modified Net Mortgage  Rate in the
case of a Modified  Mortgage Loan),  the Master Servicer shall be entitled to retain therefrom and to pay to  itself  and/or  the  related  Subservicer,  any  Foreclosure  Profits  and  any
Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)     Additional  servicing  compensation  in the  form of  assumption  fees,  late  payment charges,  investment income on amounts in the Custodial Account or the Certificate  Account or
otherwise  shall be retained by the Master  Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c)     The Master  Servicer  shall be  required  to pay,  or cause to be paid,  all  expenses incurred by it in connection with its servicing  activities  hereunder  (including  payment of premiums  for the Primary  Insurance  Policies,  if any, to the extent such  premiums  are not required to be paid by the related  Mortgagors,  and the fees and  expenses of the Trustee and any  Custodian) and shall not be entitled to  reimbursement  therefor  except as  specifically provided in Sections 3.10 and 3.14.

(d)     The Master Servicer's right to receive  servicing  compensation may not be transferred in whole or in part except in  connection  with the  transfer  of all of its  responsibilities and obligations of the Master Servicer under this Agreement.

(e)     Notwithstanding  clauses (a) and (b) above, the amount of servicing  compensation that the Master  Servicer shall be entitled to receive for its activities  hereunder for the period ending on each  Distribution  Date shall be reduced (but not below zero) by an amount equal to
Eligible Master  Servicing  Compensation (if any) for such  Distribution  Date. Such reduction shall be applied during such period as follows:  first,  to any Servicing Fee or  Subservicing
Fee to which the Master  Servicer is entitled  pursuant to Section  3.10(a)(iii);  second,  to any income or gain  realized from any  investment  of funds held in the  Custodial  Account or the  Certificate  Account  to which the Master  Servicer  is  entitled  pursuant  to  Sections
3.07(c) or 4.01(b),  respectively;  and third,  to any amounts of  servicing  compensation  to which the Master Servicer is entitled  pursuant to Section  3.10(a)(v) or (vi). In making such reduction,  the Master Servicer shall not withdraw from the Custodial  Account any such amount representing  all or a  portion  of the  Servicing  Fee to which it is  entitled  pursuant  to
Section  3.10(a)(iii);  (ii) shall not  withdraw  from the  Custodial  Account or  Certificate
Account  any such amount to which it is  entitled  pursuant to Section  3.07(c) or 4.01(b) and
(iii)  shall  not  withdraw  from  the   Custodial   Account  any  such  amount  of  servicing
compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

Section 3.17.  Reports to the Trustee and the Depositor.

        Not later than fifteen days after each  Distribution  Date, the Master  Servicer shall forward to the  Trustee and the  Depositor  a  statement,  certified  by a Servicing  Officer, setting  forth the  status  of the  Custodial  Account  as of the  close of  business  on such
Distribution  Date as it relates to the Mortgage Loans and showing,  for the period covered by such  statement,  the aggregate of deposits in or  withdrawals  from the Custodial  Account in respect of the  Mortgage  Loans for each  category of deposit  specified  in Section  3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.

        The Master  Servicer  will deliver to the  Depositor  and the Trustee on or before the earlier of (a) March 31 of each year,  beginning  with the first March 31 that occurs at least six months after the Cut-off  Date,  or (b) with respect to any calendar year during which the
Depositor's  annual  report  on Form  10-K is  required  to be  filed in  accordance  with the
Exchange  Act and the  rules  and  regulations  of the  Commission,  the  date  on  which  the
Depositor's  annual  report  on Form  10-K is  required  to be  filed in  accordance  with the
Exchange Act and the rules and  regulations of the  Commission  (or, in each case, if such day is not a Business Day, the  immediately  preceding  Business  Day),  an Officers'  Certificate stating,  as to each  signer  thereof,  that  (i) a review  of the  activities  of the  Master
Servicer  during the preceding  calendar  year related to its servicing of mortgage  loans and of its performance under the pooling and servicing agreements,  including this Agreement,  has been made under such  officers'  supervision,  (ii) to the best of such  officers'  knowledge, based on such review,  the Master  Servicer has  complied in all  material  respects  with the minimum servicing  standards set forth in the Uniform Single Attestation  Program for Mortgage
Bankers  and  has  fulfilled  all  of  its  material  obligations  in  all  material  respects throughout  such  year,  or,  if there has been  material  noncompliance  with such  servicing standards  or a default in the  fulfillment  in all material  respects of any such  obligation relating to this Agreement,  such statement shall include a description of such  noncompliance or specify  each such  default,  as the case may be,  known to such officer and the nature and status  thereof  and  (iii) to the best of such  officers'  knowledge,  each  Subservicer  has complied in all  material  respects  with the  minimum  servicing  standards  set forth in the
Uniform  Single  Attestation  Program  for  Mortgage  Bankers  and  has  fulfilled  all of its material  obligations  under its Subservicing  Agreement in all material  respects  throughout such year,  or if there has been material  noncompliance  with such  servicing  standards or a material  default  in  the  fulfillment  of  such  obligations  relating  to  this  Agreement, specifying  such statement shall include a description of such  noncompliance  or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year,  beginning with the first March
31 that  occurs at least six  months  after  the  Cut-off  Date,  or (b) with  respect  to any calendar  year  during  which the  Depositor's  annual  report on Form 10-K is  required to be filed in accordance  with the Exchange Act and the rules and  regulations  of the  Commission, the date on which  the  Depositor's  annual  report on Form  10-K is  required  to be filed in accordance  with the  Exchange Act and the rules and  regulations  of the  Commission  (or, in each case, if such day is not a Business Day, the  immediately  preceding  Business  Day), the
Master  Servicer at its expense shall cause a firm of  independent  public  accountants  which shall be members of the  American  Institute  of  Certified  Public  Accountants  to furnish a report  to the  Depositor  and the  Trustee  stating  its  opinion  that,  on the  basis of an examination  conducted by such firm substantially in accordance with standards  established by the American  Institute of Certified  Public  Accountants,  the  assertions  made  pursuant to
Section  3.18  regarding  compliance  with the minimum  servicing  standards  set forth in the
Uniform Single  Attestation  Program for Mortgage  Bankers during the preceding  calendar year
are  fairly  stated  in  all  material   respects,   subject  to  such  exceptions  and  other
qualifications  that, in the opinion of such firm,  such  accounting  standards  require it to report.  In  rendering  such  statement,  such firm may rely,  as to matters  relating  to the
direct  servicing  of  mortgage  loans  by  Subservicers,   upon  comparable   statements  for
examinations  conducted by independent  public  accountants  substantially  in accordance with standards  established by the American  Institute of Certified  Public  Accountants  (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Right of the Depositor in Respect of the Master Servicer.

        The Master  Servicer  shall  afford the  Depositor  and the Trustee,  upon  reasonable notice,  during normal business hours access to all records  maintained by the Master Servicer in respect  of its  rights and  obligations  hereunder  and access to  officers  of the Master
Servicer  responsible for such  obligations.  Upon request,  the Master Servicer shall furnish the  Depositor  and the  Trustee  with its most  recent  financial  statements  and such other information as the Master Servicer  possesses  regarding its business,  affairs,  property and condition,  financial  or  otherwise.  The  Master  Servicer  shall  also  cooperate  with all reasonable requests for information  including,  but not limited to, notices, tapes and copies of  files,  regarding  itself,  the  Mortgage  Loans or the  Certificates  from any  Person or
Persons  identified by the Depositor or  Residential  Funding.  The Depositor  may, but is not
obligated to perform, or cause a designee to perform,  any defaulted  obligation of the Master
Servicer  hereunder or exercise the rights of the Master  Servicer  hereunder;  provided  that the Master  Servicer  shall not be relieved of any of its  obligations  hereunder by virtue of such  performance  by the  Depositor  or its  designee.  The  Depositor  shall  not  have  the responsibility  or  liability  for any action or failure to act by the Master  Servicer and is not obligated to supervise the  performance  of the Master  Servicer  under this  Agreement or otherwise.

Section 3.21.  Advance Facility.

(a)     The Master  Servicer is hereby  authorized to enter into a financing or other facility
(any such  arrangement,  an "Advance  Facility")  under which (1) the Master  Servicer  sells, assigns or pledges to another  Person (an  "Advancing  Person") the Master  Servicer's  rights under this  Agreement to be reimbursed  for any Advances or Servicing  Advances  and/or (2) an
Advancing  Person agrees to fund some or all Advances and/or  Servicing  Advances  required to be made by the Master Servicer  pursuant to this Agreement.  No consent of the Depositor,  the
Trustee,  the  Certificateholders  or any other  party  shall be  required  before  the Master
Servicer  may enter into an Advance  Facility.  Notwithstanding  the  existence of any Advance
Facility under which an Advancing  Person agrees to fund Advances  and/or  Servicing  Advances on the Master  Servicer's  behalf,  the Master  Servicer  shall remain  obligated  pursuant to this  Agreement to make  Advances and Servicing  Advances  pursuant to and as required by this
Agreement.  If the Master  Servicer  enters  into an Advance  Facility,  and for so long as an
Advancing  Person  remains  entitled  to  receive  reimbursement  for any  Advances  including
Nonrecoverable   Advances   ("Advance   Reimbursement   Amounts")  and/or  Servicing  Advances
including  Nonrecoverable  Advances  ("Servicing Advance  Reimbursement  Amounts" and together with  Advance  Reimbursement  Amounts,  "Reimbursement  Amounts")  (in each case to the extent such type of  Reimbursement  Amount is  included  in the  Advance  Facility),  as  applicable, pursuant  to this  Agreement,  then the Master  Servicer  shall  identify  such  Reimbursement
Amounts  consistent with the reimbursement  rights set forth in Section  3.10(a)(ii) and (vii)
and remit  such  Reimbursement  Amounts  in  accordance  with  Section  3.21 or  otherwise  in accordance with the  documentation  establishing the Advance Facility to such Advancing Person or to a trustee,  agent or  custodian  (an  "Advance  Facility  Trustee")  designated  by such
Advancing   Person  in  an  Advance  Facility  Notice  described  below  in  Section  3.21(b).
Notwithstanding  the foregoing,  if so required pursuant to the terms of the Advance Facility, the  Master  Servicer  may  direct,  and if so  directed  in  writing  the  Trustee  is hereby authorized  to and  shall  pay to the  Advance  Facility  Trustee  the  Reimbursement  Amounts
identified  pursuant  to  the  preceding  sentence.  An  Advancing  Person  whose  obligations hereunder  are limited to the  funding of  Advances  and/or  Servicing  Advances  shall not be required  to meet the  qualifications  of a  Master  Servicer  or a  Subservicer  pursuant  to
Section  3.02(a) or  6.02(c)  hereof  and shall not be deemed to be a  Subservicer  under this
Agreement.  Notwithstanding  anything  to the  contrary  herein,  in no  event  shall  Advance
Reimbursement   Amounts  or  Servicing  Advance  Reimbursement  Amounts  be  included  in  the
Available Distribution Amount or distributed to Certificateholders.

(b)     If the Master  Servicer  enters into an Advance  Facility  and makes the  election set forth in Section 3.21(a),  the Master Servicer and the related  Advancing Person shall deliver to the Trustee a written  notice and  payment  instruction  (an  "Advance  Facility  Notice"), providing  the  Trustee  with  written  payment  instructions  as to where  to  remit  Advance
Reimbursement  Amounts  and/or  Servicing  Advance  Reimbursement  Amounts (each to the extent such type of  Reimbursement  Amount is included  within the Advance  Facility)  on  subsequent
Distribution  Dates.  The  payment  instruction  shall  require the  applicable  Reimbursement
Amounts  to  be  distributed  to  the  Advancing  Person  or to an  Advance  Facility  Trustee
designated  in  the  Advance  Facility  Notice.   An  Advance  Facility  Notice  may  only  be
terminated by the joint  written  direction of the Master  Servicer and the related  Advancing
Person (and any related Advance Facility Trustee).

(c)     Reimbursement  Amounts shall consist  solely of amounts in respect of Advances  and/or
Servicing  Advances  made with  respect to the  Mortgage  Loans for which the Master  Servicer would be permitted to  reimburse  itself in  accordance  with  Section  3.10(a)(ii)  and (vii)
hereof,  assuming the Master Servicer or the Advancing Person had made the related  Advance(s)
and/or  Servicing   Advance(s).   Notwithstanding  the  foregoing,   except  with  respect  to
reimbursement  of  Nonrecoverable  Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to  reimbursement  from funds held in the  Collection  Account for future distribution to  Certificateholders  pursuant to this Agreement.  Neither the Depositor nor the  Trustee  shall have any duty or  liability  with  respect to the  calculation  of any
Reimbursement  Amount,  nor shall the  Depositor  or the Trustee  have any  responsibility  to track or monitor the  administration  of the Advance Facility and the Depositor shall not have any  responsibility  to track,  monitor or verify the payment of Reimbursement  Amounts to the related Advancing Person or Advance Facility  Trustee.  The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed  accounting on a loan-by-loan  basis as to amounts  advanced by, sold,  pledged or assigned to, and  reimbursed to any Advancing  Person.
The Successor  Master Servicer shall be entitled to rely on any such  information  provided by the Master  Servicer and the Successor  Master  Servicer shall not be liable for any errors in such information.

(d)     Upon the direction of and at the expense of the Master  Servicer,  the Trustee  agrees to execute such  acknowledgments,  certificates,  and other  documents  provided by the Master
Servicer  and  reasonably  satisfactory  to  the  Trustee  recognizing  the  interests  of any
Advancing  Person or  Advance  Facility  Trustee in such  Reimbursement  Amounts as the Master
Servicer may cause to be made  subject to Advance  Facilities  pursuant to this Section  3.21, and such other  documents  in  connection  with such  Advance  Facility  as may be  reasonably requested  from  time to  time  by any  Advancing  Person  or  Advance  Facility  Trustee  and
reasonably satisfactory to the Trustee.

(e)     Reimbursement  Amounts collected with respect to each Mortgage Loan shall be allocated to  outstanding  unreimbursed  Advances or  Servicing  Advances (as the case may be) made with respect to that  Mortgage  Loan on a  "first-in,  first out"  ("FIFO")  basis,  subject to the qualifications set forth below:

(i)     Any successor Master Servicer to Residential  Funding (a "Successor  Master Servicer")
        and the Advancing  Person or Advance  Facility  Trustee shall be required to apply all amounts  available in accordance  with this Section  3.21(e) to the  reimbursement  of
        Advances and Servicing Advances in the manner provided for herein; provided,  however, that after the succession of a Successor Master  Servicer,  (A) to the extent that any
        Advances or  Servicing  Advances  with  respect to any  particular  Mortgage  Loan are reimbursed  from  payments or  recoveries,  if any,  from the related  Mortgagor,  and
        Liquidation  Proceeds or Insurance  Proceeds,  if any,  with respect to that  Mortgage
        Loan,  reimbursement shall be made, first, to the Advancing Person or Advance Facility
        Trustee in respect of Advances  and/or  Servicing  Advances  related to that  Mortgage
        Loan to the  extent  of the  interest  of the  Advancing  Person or  Advance  Facility
        Trustee in such Advances and/or Servicing  Advances,  second to the Master Servicer in respect of Advances and/or Servicing  Advances related to that Mortgage Loan in excess of those in which the  Advancing  Person or  Advance  Facility  Trustee  Person has an
        interest,  and  third,  to the  Successor  Master  Servicer  in  respect  of any other
        Advances and/or  Servicing  Advances  related to that Mortgage Loan, from such sources as and when collected,  and (B) reimbursements of Advances and Servicing Advances that are Nonrecoverable  Advances shall be made pro rata to the Advancing Person or Advance
        Facility  Trustee,  on the one hand, and any such Successor  Master  Servicer,  on the other  hand,  on  the  basis  of the  respective  aggregate  outstanding  unreimbursed
        Advances  and  Servicing  Advances  that  are  Nonrecoverable  Advances  owed  to  the
        Advancing  Person,  Advance  Facility  Trustee  or Master  Servicer  pursuant  to this
        Agreement,  on the one hand,  and any such  Successor  Master  Servicer,  on the other hand, and without regard to the date on which any such Advances or Servicing  Advances shall have been  made.  In the event  that,  as a result of the FIFO  allocation  made pursuant to this Section  3.21(e),  some or all of a Reimbursement  Amount paid to the
        Advancing  Person or  Advance  Facility  Trustee  relates  to  Advances  or  Servicing
        Advances  that were made by a Person other than  Residential  Funding or the Advancing
        Person or Advance  Facility  Trustee,  then the Advancing  Person or Advance  Facility
        Trustee  shall be required to remit any  portion of such  Reimbursement  Amount to the
        Person entitled to such portion of such  Reimbursement  Amount.  Without  limiting the generality  of  the  foregoing,  Residential  Funding  shall  remain  entitled  to  be reimbursed by the Advancing  Person or Advance  Facility  Trustee for all Advances and
        Servicing   Advances  funded  by  Residential   Funding  to  the  extent  the  related
        Reimbursement  Amount(s)  have not been assigned or pledged to an Advancing  Person or
        Advance Facility Trustee.  The  documentation  establishing any Advance Facility shall require  Residential  Funding to provide to the  related  Advancing  Person or Advance
        Facility Trustee loan by loan information  with respect to each  Reimbursement  Amount distributed  to such  Advancing  Person or  Advance  Facility  Trustee on each date of remittance  thereof to such Advancing  Person or Advance Facility  Trustee,  to enable the Advancing  Person or Advance  Facility Trustee to make the FIFO allocation of each
        Reimbursement Amount with respect to each Mortgage Loan.

(ii)    By way of  illustration,  and not by way of limiting the  generality of the foregoing, if the Master Servicer  resigns or is terminated at a time when the Master Servicer is a party to an Advance  Facility,  and is replaced by a Successor Master Servicer,  and the Successor  Master  Servicer  directly  funds  Advances or Servicing  Advances with respect to a Mortgage  Loan and does not  assign or pledge the  related  Reimbursement
        Amounts  to the  related  Advancing  Person  or  Advance  Facility  Trustee,  then all payments and  recoveries  received from the related  Mortgagor or received in the form of  Liquidation  Proceeds  with respect to such  Mortgage  Loan  (including  Insurance
        Proceeds  collected in connection  with a liquidation  of such Mortgage  Loan) will be allocated first to the Advancing  Person or Advance Facility Trustee until the related
        Reimbursement  Amounts  attributable to such Mortgage Loan that are owed to the Master
        Servicer and the Advancing Person,  which were made prior to any Advances or Servicing
        Advances  made by the  Successor  Master  Servicer,  have been  reimbursed in full, at which  point the  Successor  Master  Servicer  shall be entitled to retain all related
        Reimbursement  Amounts  subsequently  collected  with  respect to that  Mortgage  Loan pursuant  to Section  3.10 of this  Agreement.  To the  extent  that the  Advances  or
        Servicing Advances are Nonrecoverable  Advances to be reimbursed on an aggregate basis pursuant to Section  3.10 of this  Agreement,  the  reimbursement  paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee,  on the one
        hand,  and the Successor  Master  Servicer,  on the other hand, as described in clause
        (i)(B) above.

(f)     The Master  Servicer  shall  remain  entitled to be  reimbursed  for all  Advances and
Servicing  Advances  funded by the Master  Servicer  to the extent  the  related  rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

(g)     Any amendment to this Section 3.21 or to any other  provision of this  Agreement  that may be  necessary  or  appropriate  to effect the terms of an Advance  Facility  as  described generally  in  this  Section  3.21,  including  amendments  to add  provisions  relating  to a successor  master servicer,  may be entered into by the Trustee,  the Depositor and the Master
Servicer without the consent of any  Certificateholder,  with written  confirmation  from each
Rating  Agency  that the  amendment  will not result in the  reduction  of the  ratings on any class of the  Certificates  below the lesser of the then  current or original  ratings on such
Certificates,  and an opinion of counsel as required in 11.01(c)  notwithstanding  anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

(h)     Any rights of set-off that the Trust Fund, the Trustee,  the Depositor,  any Successor
Master  Servicer or any other Person might  otherwise  have against the Master  Servicer under this  Agreement  shall not attach to any rights to be  reimbursed  for  Advances or  Servicing
Advances  that have been sold,  transferred,  pledged,  conveyed or assigned to any  Advancing
Person.

(i)     At any time when an  Advancing  Person  shall  have  ceased  funding  Advances  and/or
Servicing  Advances (as the case may be) and the Advancing  Person or related Advance Facility
Trustee shall have  received  Reimbursement  Amounts  sufficient in the aggregate to reimburse all Advances and/or  Servicing  Advances (as the case may be) the right to  reimbursement  for which were  assigned to the  Advancing  Person,  then upon the  delivery  of a written  notice signed by the  Advancing  Person and the Master  Servicer or its  successor  or assign) to the
Trustee  terminating the Advance Facility Notice (the "Notice of Facility  Termination"),  the
Master  Servicer or its  Successor  Master  Servicer  shall again be entitled to withdraw  and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

(j)     After delivery of any Advance  Facility  Notice,  and until any such Advance  Facility
Notice has been terminated by a Notice of Facility  Termination,  this Section 3.21 may not be amended or  otherwise  modified  without the prior  written  consent of the related  Advancing
Person.

ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a)     The Master  Servicer  acting as agent of the Trustee  shall  establish  and maintain a
Certificate  Account in which the Master  Servicer  shall  deposit or cause to be deposited on behalf of the  Trustee  on or  before  2:00 P.M.  New York  time on each  Certificate  Account
Deposit Date by wire  transfer of  immediately  available  funds an amount equal to the sum of
(i) any Advance for the  immediately  succeeding  Distribution  Date, (ii) any amount required to be deposited  in the  Certificate  Account  pursuant to Section  3.12(a),  (iii) any amount required to be deposited  in the  Certificate  Account  pursuant to Section  3.16(e),  Section
4.07 or  Section  4.08,  (iv) any amount to be  deposited  in the  Reserve  Fund  pursuant  to
Section 4.09,  (v) any prepayment  charges on the Mortgage  Loans received  during the related
Prepayment Period and (vi) all other amounts  constituting the Available  Distribution  Amount for the immediately succeeding Distribution Date.

(b)     On or prior to the Business Day  immediately  following each  Determination  Date, the
Master  Servicer  shall  determine  any amounts owed by the Swap  Counterparty  under the Swap
Agreement and inform the Trustee in writing of the amount so calculated.

(c)     The Trustee shall, upon written request from the Master Servicer,  invest or cause the institution  maintaining  the  Certificate  Account  to invest  the  funds in the  Certificate
Account in  Permitted  Investments  designated  in the name of the  Trustee for the benefit of the  Certificateholders,  which shall mature not later than the  Business  Day next  preceding the  Distribution  Date next  following the date of such  investment  (except that (i) if such
Permitted  Investment is an obligation of the  institution  that  maintains  such account or a fund for which such  institution  serves as  custodian,  then such  Permitted  Investment  may mature  on  such  Distribution  Date  and  (ii)  any  other  investment  may  mature  on  such
Distribution  Date  if the  Trustee  shall  advance  funds  on such  Distribution  Date to the
Certificate  Account  in the amount  payable on such  investment  on such  Distribution  Date, pending receipt thereof to the extent  necessary to make  distributions  on the  Certificates)
and shall not be sold or  disposed of prior to  maturity.  All income and gain  realized  from any such  investment  shall be for the benefit of the Master  Servicer and shall be subject to its  withdrawal  or order from time to time.  The amount of any losses  incurred in respect of any such  investments  shall be deposited in the  Certificate  Account by the Master  Servicer
out of its own funds immediately as realized.

Section 4.02.  Distributions.

(a)     The REMIC  Administrator  shall elect that each of REMIC I, REMIC II, REMIC III, REMIC
IV  and  REMIC  V  shall  be  treated  as  a  REMIC  under  Section  860D  of  the  Code.  Any inconsistencies  or ambiguities in this Agreement or in the  administration  of this Agreement shall be  resolved in a manner  that  preserves  the  validity  of such REMIC  elections.  The assets of REMIC I shall  include the Mortgage  Loans and all interest  owing in respect of and principal  due  thereon,  the  Certificate  Account,  any REO  Property,  any  proceeds of the foregoing and any other assets  subject to this  Agreement  (other than the Reserve Fund,  the
Swap  Agreement and the Swap  Account).  The REMIC I Regular  Interests  shall  constitute the assets of REMIC II.  The REMIC II  Regular  Interests  shall  constitute  the  assets of REMIC
III.  The Class SB  Interest  shall  constitute  the assets of REMIC IV. The Class IO Interest shall constitute the assets of REMIC V.

(b)     On each Distribution Date, the following amounts,  in the following order of priority, shall be  distributed  by REMIC I to REMIC II on account of REMIC I Regular  Interests A-I and
REMIC I Regular  Interests I-1-A through I-60-B or withdrawn from the Certificate  Account and distributed to the holders of the Class R-I Certificates, as the case may be:

(i)     to Holders of each REMIC I Regular  Interest  A-I and REMIC I Regular  Interest  I-1-A
                      through  I-60-B,  pro  rata,  in an amount  equal to (A)  Uncertificated
                      Accrued   Interest  for  such  REMIC  I  Regular   Interests   for  such
                      Distribution  Date,  plus (B) any  amounts  payable in  respect  thereof remaining unpaid from previous Distribution Dates.

(ii)    to the extent of amounts  remaining  after the  distributions  made pursuant to clause
                      (i) above,  payments of principal shall be allocated as follows:  first, to REMIC I Regular  Interests  I-1-A  through  I-60-B  starting with the
                      lowest  numerical   denomination  until  the  Uncertificated   Principal
                      Balance  of each  such  REMIC I Regular  Interest  is  reduced  to zero, provided  that,  for REMIC I Regular  Interests  with the same numerical denomination,  such  payments of principal  shall be allocated  pro rata between such REMIC I Regular  Interests and second, to the extent of any
                      Overcollateralization  Reduction  Amount to REMIC 1 Regular Interest A-I
                      until  the  Uncertificated  Principal  Balance  of such  REMIC 1 Regular
                      Interest is reduced to zero.

(c)      On  each  Distribution  Date,  the  following  amounts,  in the  following  order  of priority,  shall be  distributed  by REMIC II to REMIC III on  account of the REMIC II Regular
Interests:

(i)     to  the  Holders  of  REMIC  II  Regular  Interest  IO,  in an  amount  equal  to  (A)
                      Uncertificated  Accrued  Interest for such REMIC II Regular Interest for such  Distribution  Date,  plus  (B)  any  amounts  in  respect  thereof remaining unpaid from previous Distribution Dates.

(ii)    to the extent of the Available  Distribution  Amount,  reduced by  distributions  made pursuant  to clause (i) above,  to the  Holders of each REMIC II Regular
                      Interest  (other than REMIC II Regular  Interest  IO),  pro rata,  in an amount equal to (A)  Uncertificated  Accrued  Interest for such REMIC II
                      Regular  Interests for such  Distribution  Date, plus (B) any amounts in respect  thereof  remaining  unpaid from  previous  Distribution  Dates.
                      Amounts payable as  Uncertificated  Accrued Interest in respect of REMIC
                      II  Regular  Interest  I-ZZ  shall  be  reduced  when  the the  REMIC II
                      Overcollateralized   Amount  is  less   than  the   REMIC  II   Required
                      Overcollateralization  Amount,  by the  lesser of (x) the amount of such
                      difference   and  (y)  the  REMIC  II  Regular   Interest  I-ZZ  Maximum
                      Uncertificated  Accrued Interest  Deferral Amount,  and such amount will be payable to the Holders of REMIC II Regular  Interest A-I-1,  REMIC II
                      Regular  Interest  A-I-2,  REMIC II  Regular  Interest  A-I-3,  REMIC II
                      Regular  Interest A-II-1,  REMIC II Regular  Interest  A-II-2,  REMIC II
                      Regular  Interest M-1,  REMIC II Regular  Interest M-2, REMIC II Regular
                      Interest M-3, REMIC II Regular  Interest M-4, REMIC II Regular  Interest
                      M-5,  REMIC II Regular  Interest  M-6,  REMIC II Regular  Interest  M-7,
                      REMIC II Regular  Interest M-8, REMIC II Regular  Interest M-9, REMIC II
                      Regular  Interest  M-10 and REMIC II Regular  Interest  B-1, in the same proportion as the Overcollateralization  Increase Amount is allocated to the  Corresponding  Class, and the  Uncertificated  Principal Balance of
                      REMIC II Regular Interest I-ZZ shall be increased by such amount; and

                      (iii)  on each  Distribution  Date,  to the  Holders of REMIC II Regular
                      Interests  in  an  amount  equal  to  the  remainder  of  the  Available
                      Distribution  Amount after the distributions made pursuant to clause (i)
                      and (ii) above,  allocated as follows  (except as provided  below):  (A)
                      98.00%  of  such  remainder  to the  Holders  of the  REMIC  II  Regular
                      Interest I-AA, until the  Uncertificated  Principal Balance of each such
                      REMIC  II  Regular  Interest  is  reduced  to  zero;  (B)  2.00% of such remainder,  first,  to the  Holders  of the  REMIC II  Regular  Interest
                      A-I-1, A-I-2, A-I-3, A-II-1,  A-II-2, M-1, M-2, M-3, M-4, M-5, M-6, M-7,
                      M-8, M-9, M-10 and B-1, in an aggregate  amount equal to 1.00% of and in
                      the  same  proportion  as  principal   payments  are  allocated  to  the
                      Corresponding   Class  for  each  such   REMIC  II   Regular   Interest,
                      respectively,  until the  Uncertificated  Principal Balance of each such
                      REMIC II  Regular  Interest  is  reduced to zero;  and,  second,  to the
                      Holders of the REMIC II Regular Interest I-ZZ, until the  Uncertificated
                      Principal  Balance of such REMIC II Regular Interest is reduced to zero;
                      and  (C)  any  remaining  amounts  to  the  Holders  of the  Class  R-II
                      Certificates.

(d)     On each  Distribution  Date,  an amount equal to the amounts  distributed  pursuant to
  Sections  4.02(f)  on such  date  shall be  deemed  distributed  by REMIC III to REMIC IV in respect of the Class SB Interest.

(e)     On each Distribution  Date, 100% of the amounts deemed distributed on REMIC II Regular
  Interest IO shall be deemed  distributed  by REMIC III to REMIC V in respect of the Class IO
  Interest.  Such  amounts  shall  be  deemed  distributed  by REMIC V in  respect  of REMIC V
  Regular Interest IO for deposit into the Swap Account.

(f)     Subject  to the  provisions  of Section  4.09(b),  on each  Distribution  Date (x) the
  Master  Servicer on behalf of the Trustee or (y) the Paying Agent  appointed by the Trustee, shall  distribute  to each  Certificateholder  of record on the next  preceding  Record Date
  (other  than as  provided  in Section  9.01  respecting  the final  distribution)  either in immediately  available  funds  (by  wire  transfer  or  otherwise)  to the  account  of such
  Certificateholder  at a bank or other entity  having  appropriate  facilities  therefor,  if such  Certificateholder  has so notified  the Master  Servicer or the Paying  Agent,  as the case may be, or, if such  Certificateholder  has not so notified the Master  Servicer or the
  Paying Agent by the Record Date,  by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate Register such  Certificateholder's  share (which share with  respect to each Class of  Certificates,  shall be based on the  aggregate of the
  Percentage  Interests  represented  by  Certificates  of the  applicable  Class held by such
  Holder  of the  following  amounts,  in the  following  order of  priority,  subject  to the provisions of Section  4.02(g)),  in each case to the extent of the  Available  Distribution
  Amount on deposit in the  Certificate  Account (or, with respect to clause (xxiv) below,  to the extent of prepayment  charges on deposit in the  Certificate  Account) and to the extent not covered by amounts on deposit in the Swap Account:

(i)     to the Class A  Certificateholders,  the Class A Interest  Distribution  Amount,  with such amount allocated among the Class A Certificateholders on a pro rata basis;

(ii)    to the  Class  M-1  Certificateholders  from  the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-1
        Interest Distribution Amount;

(iii)   to the  Class  M-2  Certificateholders  from  the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-2
        Interest Distribution Amount;

(iv)    to the  Class  M-3  Certificateholders  from  the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-3
        Interest Distribution Amount;

(v)     to the  Class  M-4  Certificateholders  from  the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-4
        Interest Distribution Amount;

(vi)    to the  Class  M-5  Certificateholders  from  the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-5
        Interest Distribution Amount;

(vii)   to the  Class  M-6  Certificateholders  from  the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-6
        Interest Distribution Amount;

(viii)  to the  Class  M-7  Certificateholders  from  the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-7
        Interest Distribution Amount;

(ix)    to the  Class  M-8  Certificateholders  from  the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-8
        Interest Distribution Amount;

(x)     to the  Class  M-9  Certificateholders  from  the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class M-9
        Interest Distribution Amount;

(xi)    to the  Class  M-10  Certificateholders  from the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after the  foregoing  distributions,  the Class  M-10
        Interest Distribution Amount;

(xii)   to the  Class  B-1  Certificateholders  from  the  amount,  if any,  of the  Available
        Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Class B-1
        Interest Distribution Amount;

(xiii)  to the Class A, Class M and Class B  Certificateholders,  the  Principal  Distribution
        Amount  (other than clauses  (iv),  (v) and (vi) of the  definition  thereof),  in the order described in Section 4.02(g) hereof,  until the Certificate  Principal  Balances of the Class A, Class M and Class B Certificates have been reduced to zero;

(xiv)   to the Class A, Class M and Class B Certificateholders,  from the Excess Cash Flow, an amount equal to the principal  portion of Realized Losses on the Mortgage Loans during the immediately  preceding Due Period, such amount to be paid, first, from the portion of Excess Cash Flow other than  Subsequent  Recoveries  and,  second,  from Subsequent
        Recoveries,  which amount shall be included in the Principal  Distribution  Amount and paid in  accordance  with Section  4.02(g)  hereof,  until the  Certificate  Principal
        Balances of the Class A  Certificates  and Class M  Certificates  have been reduced to zero;

(xv)    to  the  Class  A,  Class  M  and  Class  B  Certificateholders,  from  the  Available
        Distribution  Amount remaining after the foregoing  distributions,  an amount equal to
        the  principal  portion  of  Realized  Losses  previously   allocated  to  reduce  the
        Certificate  Principal  Balance  of any  Class  of the  Class A,  Class M and  Class B
        Certificates  and  remaining  unreimbursed,  but  only  to the  extent  of  Subsequent
        Recoveries for that Distribution  Date remaining after the distributions  described in clause (xiv)  above,  which  amount  shall be included in the  Principal  Distribution
        Amount and paid in  accordance  with Section  4.02(g)  hereof,  until the  Certificate
        Principal  Balances of the Class A, Class M and Class B Certificates have been reduced to zero;

(xvi)   to the Class A, Class M and Class B  Certificateholders,  from the amount,  if any, of the Available  Distribution  Amount remaining after the foregoing  distributions,  the
        Overcollateralization  Increase Amount for such Distribution  Date, which amount shall be included in the Principal  Distribution  Amount and paid in accordance with Section
        4.02(g) hereof, until the Certificate  Principal Balances of such Class A, Class M and
        Class B Certificates have been reduced to zero;

(xvii)  to the Class A, Class M and Class B  Certificateholders  from the  amount,  if any, of the Available  Distribution  Amount remaining after the foregoing  distributions,  the amount of any Prepayment  Interest  Shortfalls  allocated  thereto with respect to the
        Loans,  to the extent not covered by Eligible  Master  Servicing  Compensation on such
        Distribution Date;

(xviii) to the Class A, Class M and Class B  Certificateholders  from the  amount,  if any, of the Available  Distribution  Amount remaining after the foregoing  distributions,  the amount of any Prepayment Interest  Shortfalls  allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon;

(xix)   to make payments,  from amounts otherwise payable to the Class SB Certificates (but in no event more than the Accrued Certificate  Interest on such Class), (i) first, to the
        Reserve  Fund to pay to the Class A,  Class M and Class B  Certificates  the amount of any  Class  A,  Class M or  Class B Basis  Risk  Shortfall  Carry-Forward  Amount,  as
        applicable,  on such Classes of  Certificates  in the manner and order of priority set forth in Section  4.09(a) to the extent  not  covered by any  payments  under the Swap
        Agreement  pursuant to Section 4.09(b),  and (ii) second, to maintain a balance in the
        Reserve Fund equal to the Reserve Fund Deposit;

(xx)    to the Class A, Class M and Class B  Certificateholders  on a pro rata basis, based on the amount of Relief Act Shortfalls  allocated  thereto,  from the amount,  if any, of the Excess Cash Flow remaining  after the foregoing  distributions,  the amount of any
        Relief  Act  Shortfalls   allocated  to  those   Certificates  with  respect  to  such
        Distribution Date;

(xxi)   to the Class A, Class M and Class B  Certificateholders,  from the amount,  if any, of the Excess  Cash Flow  remaining  after the  foregoing  distributions,  the  principal portion  of any  Realized  Losses  previously  allocated  to  those  Certificates  and remaining  unreimbursed,  which  amount  shall  be  allocated  first,  to the  Class A
        Certificateholders  on a pro rata basis,  based on their respective  principal portion of any Realized  Losses  previously  allocated  to those  Certificates  and  remaining unreimbursed,  and then  sequentially,  to the Class M-1,  Class M-2, Class M-3, Class
        M-4,  Class M-5,  Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class B-1
        Certificateholders in that order;

(xxii)  to the Swap  Account  for  Payment  to the  Swap  Counterparty,  any Swap  Termination
        Payments due to a Swap Provider Trigger Event owed by the Trust Fund;

(xxiii) to the Class SB Certificates,  from the amount, if any, of the Available  Distribution
        Amount   remaining   after   the   foregoing   distributions,   the   amount   of  any
        Overcollateralization Reduction Amount for such Distribution Date;

(xxiv)  to the Class SB Certificates,  the amount of any payments or collections consisting of prepayment  charges  received  on the  Mortgage  Loans  (which  amounts  shall  not be included in the Available  Distribution  Amount) and, from the amount,  if any, of the
        Available  Distribution  Amount remaining after the foregoing  distributions,  for any
        Distribution  Date after the  Certificate  Principal  Balance of each Class A, Class M
        and  Class  B   Certificate   has  been   reduced  to  zero,   an  amount  up  to  the
        Overcollateralization Amount; and

(xxv)   to  the  Class  R-V  Certificateholders,   the  balance,  if  any,  of  the  Available
        Distribution Amount.

(g)     On each Distribution Date, the Principal Distribution Amount will be paid as follows:

(i)     the Class A Principal Distribution Amount shall be distributed as follows:

(A)     first,  concurrently,  (1)  the  Class  A-I  Principal  Distribution  Amount  will  be distributed  sequentially,  to the Class  A-I-1,  Class  A-I-2 and Class  A-I-3
               Certificates,  in that  order,  in each case  until the  Certificate  Principal
               Balances  thereof have been reduced to zero;  and (2) the Class A-II  Principal
               Distribution  Amount  will be  distributed  concurrently,  to the Class  A-II-1
               Certificates  and Class  A-II-2  Certificates,  on a pro rata basis,  until the
               Certificate  Principal  Balance  thereof  has been  reduced to zero;  provided, however,  that if a  Sequential  Trigger  Event is in  effect,  the Class  A-II
               Principal  Distribution  Amount will be distributed  sequentially  to the Class
               A-II-1 Certificates and Class A-II-2 Certificates,  in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero, and

(B)     second, (1) any remaining Class A-I Principal  Distribution Amount will be distributed concurrently,  to the Class A-II-1 Certificates and Class A-II-2  Certificates,
               on a pro rata basis,  until the  Certificate  Principal  Balances  thereof have been reduced to zero, provided,  however, that if a Sequential Trigger Event is in effect,  any  remaining  Class A-I  Principal  Distribution  Amount  will be distributed  sequentially  to the Class  A-II-1  Certificates  and Class A-II-2
               Certificates,  in that  order,  in each case  until the  Certificate  Principal
               Balance  thereof has been  reduced to zero;  and (2) any  remaining  Class A-II
               Principal  Distribution Amount will be distributed  sequentially,  to the Class
               A-I-1,  Class A-I-2 and Class A-I-3  Certificates,  in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero;

(ii)    the Class M-1  Principal  Distribution  Amount shall be  distributed  to the Class M-1
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(iii)   the Class M-2  Principal  Distribution  Amount shall be  distributed  to the Class M-2
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(iv)    the Class M-3  Principal  Distribution  Amount shall be  distributed  to the Class M-3
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(v)     the Class M-4  Principal  Distribution  Amount shall be  distributed  to the Class M-4
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(vi)    the Class M-5  Principal  Distribution  Amount shall be  distributed  to the Class M-5
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(vii)   the Class M-6  Principal  Distribution  Amount shall be  distributed  to the Class M-6
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(viii)  the Class M-7  Principal  Distribution  Amount shall be  distributed  to the Class M-7
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(ix)    the Class M-8  Principal  Distribution  Amount shall be  distributed  to the Class M-8
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(x)     the Class M-9  Principal  Distribution  Amount shall be  distributed  to the Class M-9
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

(xi)    the Class M-10  Principal  Distribution  Amount shall be distributed to the Class M-10
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero; and

(xii)   the Class B-1  Principal  Distribution  Amount shall be  distributed  to the Class B-1
        Certificates,  until the  Certificate  Principal  Balance  thereof has been reduced to zero;

provided  however  to the extent a Class IO  Distribution  Amount is  payable  from  principal collections,  Principal  Distribution  Amounts  will be  deemed  paid to the most  subordinate
Class of Regular  Certificates,  until the  Certificate  Principal  Balance  thereof  has been reduced to zero and such amount will be paid pursuant to Section 4.09(h).

(h)     Notwithstanding  the  foregoing  clause (g),  upon the  reduction  of the  Certificate
  Principal  Balance  of a Class of Class A,  Class M or Class B  Certificates  to zero,  such
  Class of  Certificates  will not be  entitled to further  distributions  pursuant to Section
  4.02 (other than in respect of Subsequent Recoveries),  including,  without limitation,  the payment of current  and  unreimbursed  Prepayment  Interest  Shortfalls  pursuant to clauses
  (f)(xvii)  and  (xviii)  and  the  Class  A,  Class  M and  Class  B  Basis  Risk  Shortfall
  Carry-Forward Amount pursuant to clause (f)(xix).

(i)     Any  Prepayment  Interest  Shortfalls  on the Mortgage  Loans which are not covered by
  Eligible  Master  Servicing  Compensation  as  described  in  Section  3.16 and  Relief  Act
  Shortfalls  on the Mortgage  Loans will be allocated  among the Class A, Class M and Class B
  Certificates  pro rata in  accordance  with  the  amount  of  Accrued  Certificate  Interest payable on such  Distribution  Date absent such  shortfalls.  Any such uncovered  Prepayment
  Interest  Shortfalls will be paid solely pursuant to Section  4.02(f)(xvii)  and (xviii) and
  Section  4.09(c)(C)  and (D) to the extent  funds are  available  therefor.  Any such Relief
  Act Shortfalls  will be paid solely pursuant to Section  4.02(f)(xx) and Section  4.09(c)(F)
  and (G), to the extent funds are available therefor.

(j)     In  addition  to  the  foregoing   distributions,   with  respect  to  any  Subsequent
  Recoveries,  the  Master  Servicer  shall  deposit  such funds  into the  Custodial  Account pursuant to Section 3.07(b)(iii).

(k)     Each  distribution  with  respect  to a  Book-Entry  Certificate  shall be paid to the
  Depository,  as Holder  thereof,  and the Depository  shall be responsible for crediting the amount of such  distribution  to the accounts of its Depository  Participants  in accordance
  with  its  normal  procedures.   Each  Depository   Participant  shall  be  responsible  for
  disbursing  such  distribution  to the  Certificate  Owners that it  represents  and to each indirect  participating  brokerage  firm (a  "brokerage  firm"  or  "indirect  participating firm") for which it acts as agent.  Each brokerage firm shall be responsible  for disbursing funds to the  Certificate  Owners that it represents.  None of the Trustee,  the Certificate
  Registrar,  the  Depositor or the Master  Servicer  shall have any  responsibility  therefor except as otherwise provided by this Agreement or applicable law.

(l)     Except as otherwise provided in Section 9.01, if the Master Servicer  anticipates that a final  distribution  with  respect to any Class of  Certificates  will be made on the next
  Distribution  Date, the Master Servicer shall, no later than the  Determination  Date in the month of such final  distribution,  notify the Trustee and the Trustee shall,  no later than two (2) Business  Days after such  Determination  Date,  mail on such date to each Holder of such Class of  Certificates  a notice to the effect that: (i) the Trustee  anticipates  that the final  distribution  with  respect  to such Class of  Certificates  will be made on such
  Distribution  Date but only upon  presentation  and  surrender of such  Certificates  at the office of the Trustee or as otherwise  specified therein,  and (ii) no interest shall accrue on such  Certificates  from and after the end of the prior calendar month. In the event that
  Certificateholders  required to surrender their Certificates  pursuant to Section 9.01(c) do not  surrender  their  Certificates  for final  cancellation,  the Trustee shall cause funds distributable  with  respect  to such  Certificates  to be  withdrawn  from the  Certificate
  Account   and   credited   to  a  separate   escrow   account   for  the   benefit  of  such
  Certificateholders as provided in Section 9.01(d).

Section 4.03.  Statements to Certificateholders;  Statements to Rating Agencies; Exchange Act
                      Reporting.

(a)     Concurrently  with each  distribution  charged  to the  Certificate  Account  and with respect to each  Distribution  Date the Master  Servicer  shall forward to the Trustee and the
Trustee  shall  forward by mail or  otherwise  make  available  electronically  on its website
(which  may be  obtained  by  any  Certificateholder  by  telephoning  the  Trustee  at  (877)
722-1095)  to  each  Holder  and  the  Depositor  a  statement  setting  forth  the  following information as to each Class of Certificates, in each case to the extent applicable:

(i)     (A)    the  amount  of such  distribution  to the  Certificateholders  of  such  Class applied to reduce the Certificate  Principal  Balance  thereof,  and (B) the aggregate amount included therein representing Principal Prepayments;

(ii)    the amount of such distribution to Holders of such Class of Certificates  allocable to interest;

(iii)   if the  distribution  to the  Holders of such Class of  Certificates  is less than the full  amount  that would be  distributable  to such  Holders if there were  sufficient funds available therefor, the amount of the shortfall;

(iv)    the amount of any Advance by the Master  Servicer  with respect to the Mortgage  Loans pursuant to Section 4.04;

(v)     the number of Mortgage Loans and the Stated  Principal  Balance after giving effect to the distribution of principal on such Distribution Date;

(vi)    the aggregate Certificate  Principal Balance of each Class of the Certificates,  after giving  effect  to the  amounts  distributed  on such  Distribution  Date,  separately identifying  any  reduction  thereof due to Realized  Losses other than pursuant to an actual distribution of principal;

(vii)   on the basis of the most  recent  reports  furnished  to it by  Subservicers,  (a) the number and aggregate  principal balances of Mortgage Loans that are Delinquent (1) one month,  (2) two  months and (3) three or more  months  and the  number  and  aggregate principal  balance  of  Mortgage  Loans  that are in  foreclosure,  (b) the number and aggregate  principal balances of Mortgage Loans that are Reportable  Modified Mortgage
        Loans that are Delinquent  (1) one month,  (2) two months and (3) three or more months and the number and aggregate  principal  balance of Mortgage Loans that are Reportable
        Modified  Mortgage Loans that are in foreclosure  and are REO Property,  indicating in each case capitalized  Mortgage Loans,  other Servicing  Modifications and totals, and
        (c) for all Mortgage Loans that are Reportable  Modified  Mortgage  Loans,  the number and aggregate Stated Principal Balance of Mortgage Loans that are Reportable  Modified
        Mortgage Loans that have been  liquidated,  the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(viii)  the number, aggregate principal balance and book value of any REO Properties;

(ix)    the aggregate Accrued  Certificate  Interest  remaining unpaid, if any, for each Class of  Certificates,  after giving effect to the distribution  made on such  Distribution
        Date;

(x)     the aggregate amount of Realized Losses for such  Distribution  Date and the aggregate amount of Realized Losses on the Mortgage Loans incurred since the Cut-off Date;

(xi)    the Pass-Through Rate on each Class of Certificates and the Net WAC Cap Rate;

(xii)   the weighted average of the Maximum Net Mortgage Rates on the Mortgage Loans;

(xiii)  the Class A Basis Risk Shortfall,  Class A Basis Risk Shortfall  Carry-Forward Amount,
        Class M Basis Risk  Shortfall,  Class M Basis  Risk  Shortfall  Carry-Forward  Amount,
        Class B Basis Risk Shortfall,  Class B Basis Risk Shortfall  Carry-Forward  Amount and
        Prepayment Interest Shortfalls;

(xiv)   the  Overcollateralization  Amount  and  the  Required   Overcollateralization  Amount
        following such Distribution Date;

(xv)    the  number and  aggregate  principal  balance of  Mortgage  Loans  repurchased  under
        Section 4.07 or Section 4.08;

(xvi)   the  aggregate   amount  of  any  recoveries  on  previously   foreclosed  loans  from
        Residential Funding due to a breach of representation or warranty;

(xvii)  the weighted  average  remaining  term to maturity of the Mortgage  Loans after giving effect to the amounts distributed on such Distribution Date;

(xviii) the weighted  average  Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

(xix)   the  aggregate  of any  deposits to and  withdrawals  from the  Reserve  Fund for such
        Distribution  Date and the remaining  amount on deposit in the Reserve Fund after such deposits and withdrawals;

(xx)    the  amount  if any,  to be  paid  by a  Derivative  Counterparty  under a  Derivative
        Contract; and

(xxi)   the amount of any Net Swap Payment payable to the Trustee on behalf of the Trust,  any
        Net Swap  Payment  payable  to the Swap  Counterparty,  any Swap  Termination  Payment
        payable  to the  Trustee  on  behalf of the  Trust  and any Swap  Termination  Payment payable to the Swap Counterparty.

        In the case of  information  furnished  pursuant to clauses  (i) and (ii)  above,  the amounts shall be expressed as a dollar amount per Certificate with a $1,000  denomination.  In addition to the statement  provided to the Trustee as set forth in this Section  4.03(a),  the
Master  Servicer  shall  provide to any manager of a trust fund  consisting  of some or all of the  Certificates,  upon  reasonable  request,  such  additional  information as is reasonably obtainable by the Master Servicer at no additional  expense to the Master  Servicer.  Also, at the request of a Rating Agency,  the Master  Servicer shall provide the  information  relating to the  Reportable  Modified  Mortgage  Loans  substantially  in the form  attached  hereto as
Exhibit S to such Rating Agency within a reasonable period of time;  provided,  however,  that the Master  Servicer  shall not be required to provide such  information  more than four times in a calendar year to any Rating Agency.

(b)     Within a reasonable  period of time after the end of each  calendar  year,  the Master
Servicer shall prepare,  or cause to be prepared,  and the Trustee shall forward,  or cause to be  forwarded,  to each  Person who at any time during the  calendar  year was the Holder of a
Certificate,  other than a Class R Certificate,  a statement  containing the  information  set forth in clauses (i) and (ii) of  subsection  (a) above  aggregated  for such calendar year or applicable portion thereof during which such Person was a  Certificateholder.  Such obligation of the Master  Servicer and Trustee shall be deemed to have been  satisfied to the extent that substantially  comparable  information  shall be provided by the Master  Servicer  and Trustee pursuant to any requirements of the Code.

(c)     As soon as reasonably practicable,  upon the written request of any Certificateholder, the Master Servicer shall provide the requesting  Certificateholder  with such  information as is necessary  and  appropriate,  in the Master  Servicer's  sole  discretion,  for purposes of satisfying applicable reporting requirements under Rule 144A.

(d)     The Master  Servicer  shall,  on behalf of the  Depositor  and in respect of the Trust
Fund,  sign and cause to be filed with the  Commission  any  periodic  reports  required to be filed  under  the  provisions  of the  Exchange  Act,  and the rules  and  regulations  of the
Commission  thereunder.  In  connection  with the  preparation  and  filing  of such  periodic
reports,   the  Trustee  shall  timely   provide  to  the  Master   Servicer  (I)  a  list  of
Certificateholders  as shown on the Certificate  Register as of the end of each calendar year,
(II) copies of all  pleadings,  other legal  process and any other  documents  relating to any claims,  charges or complaints involving the Trustee, as trustee hereunder,  or the Trust Fund that are received by the Trustee,  (III) notice of all matters that,  to the actual  knowledge
of  a  Responsible   Officer  of  the  Trustee,   have  been   submitted  to  a  vote  of  the
Certificateholders,  other  than  those  matters  that  have been  submitted  to a vote of the
Certificateholders  at the request of the  Depositor or the Master  Servicer,  and (IV) notice of any failure of the Trustee to make any distribution to the  Certificateholders  as required pursuant  to this  Agreement.  Neither  the Master  Servicer  nor the  Trustee  shall have any liability  with  respect to the Master  Servicer's  failure to  properly  prepare or file such periodic reports resulting from or relating to the Master  Servicer's  inability or failure to obtain any  information  not resulting  from the Master  Servicer's  own negligence or willful misconduct.  Any Form 10-K filed with the Commission in connection  with this clause (d) shall include a  certification,  signed by the senior  officer in charge of the servicing  functions of the Master  Servicer,  in the form attached as Exhibit R-1 hereto or such other form as may be required or permitted by the  Commission  (the "Form 10-K  Certification"),  in  compliance with Rule  13a-14 and 15d-14  under the  Exchange  Act and any  additional  directives  of the
Commission.  In  connection  with the Form 10-K  Certification,  the Trustee shall provide the
Master  Servicer with a back-up  certification  substantially  in the form attached  hereto as
Exhibit R-2. This Section  4.03(d) may be amended in accordance  with this  Agreement  without the consent of the Certificateholders.

Section 4.04.  Distribution  of Reports to the  Trustee  and the  Depositor;  Advances by the
                      Master Servicer.

(a)     Prior to the close of business on the Business Day next succeeding each  Determination
Date,  the  Master  Servicer  shall  furnish a written  statement  (which may be in a mutually agreeable  electronic  format)  to the  Trustee,  any  Paying  Agent  and the  Depositor  (the
information  in such  statement  to be made  available  to  Certificateholders  by the  Master
Servicer on request)  (provided that the Master  Servicer will use its best efforts to deliver such  written  statement  not later than 12:00 p.m.  New York time on the second  Business Day prior to the Distribution  Date) setting forth (i) the Available  Distribution  Amounts,  (ii)
the amounts  required to be  withdrawn  from the  Custodial  Account  and  deposited  into the
Certificate  Account and Insurance Account on the immediately  succeeding  Certificate Account
Deposit Date  pursuant to clause (iii) of Section  4.01(a),  (iii) the amounts  required to be withdrawn from and deposited  into the Reserve Fund pursuant to Section 4.09,  (iv) the amount of  Prepayment  Interest  Shortfalls,  Class  A Basis  Risk  Shortfall,  Class  M  Basis  Risk
Shortfall,  Class B Basis Risk Shortfall,  Class A Basis Risk Shortfall Carry-Forward Amounts,
Class  M Basis  Risk  Shortfall  Carry-Forward  Amounts  and  Class  B  Basis  Risk  Shortfall
Carry-Forward  Amounts  and (v) the amount  payable by the  Derivative  Counterparties  to the
Trustee under the Derivative  Contracts as provided in Section 4.11. The  determination by the
Master  Servicer of such amounts  shall,  in the absence of obvious  error,  be  presumptively deemed to be  correct  for all  purposes  hereunder  and the  Trustee  shall be  protected  in relying upon the same without any independent check or verification.

(b)     On or before 2:00 P.M. New York time on each  Certificate  Account  Deposit Date,  the
Master Servicer shall either (i) remit to the Trustee for deposit in the  Certificate  Account from its own funds, or funds received therefor from the  Subservicers,  an amount equal to the
Advances  to be made by the  Master  Servicer  in respect of the  related  Distribution  Date, which  shall be in an  aggregate  amount  equal to the  aggregate  amount of Monthly  Payments
(with each  interest  portion  thereof  adjusted to a per annum rate equal to the Net Mortgage
Rate),  less the amount of any related  Servicing  Modifications,  Debt Service  Reductions or
reductions in the amount of interest  collectable  from the  Mortgagor  pursuant to the Relief
Act or similar  legislation or regulations then in effect,  on the Outstanding  Mortgage Loans as of the related Due Date in the related Due Period,  which Monthly  Payments were due during the  related  Due  Period  and not  received  as of the close of  business  as of the  related
Determination  Date;  provided that no Advance  shall be made if it would be a  Nonrecoverable
Advance,  (ii) withdraw  from amounts on deposit in the  Custodial  Account and deposit in the
Certificate  Account all or a portion of the Amount Held for Future  Distribution in discharge of any such  Advance,  or (iii) make  advances in the form of any  combination  of clauses (i)
and (ii)  aggregating  the amount of such  Advance.  Any portion of the Amount Held for Future
Distribution  so used shall be replaced by the Master  Servicer by deposit in the  Certificate
Account on or before 11:00 A.M. New York time on any future  Certificate  Account Deposit Date to the  extent  that funds  attributable  to the  Mortgage  Loans  that are  available  in the
Custodial Account for deposit in the Certificate  Account on such Certificate  Account Deposit
Date shall be less than  payments to  Certificateholders  required to be made on the following
Distribution  Date.  The  Master  Servicer  shall be  entitled  to use any  Advance  made by a
Subservicer as described in Section  3.07(b) that has been deposited in the Custodial  Account on or  before  such  Distribution  Date as part of the  Advance  made by the  Master  Servicer pursuant to this Section 4.04.  The  determination  by the Master  Servicer that it has made a
Nonrecoverable   Advance  or  that  any  proposed   Advance,   if  made,  would  constitute  a
Nonrecoverable  Advance,  shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor and the Trustee.  In the event that the Master Servicer  determines as of the
Business  Day  preceding  any  Certificate  Account  Deposit  Date  that it will be  unable to deposit in the  Certificate  Account an amount  equal to the  Advance  required to be made for the  immediately  succeeding  Distribution  Date,  it shall give  notice to the Trustee of its inability to advance  (such notice may be given by  telecopy),  not later than 3:00 P.M.,  New
York time,  on such  Business  Day,  specifying  the  portion of such  amount  that it will be unable to  deposit.  Not later  than 3:00  P.M.,  New York time,  on the  Certificate  Account
Deposit Date the Trustee  shall,  unless by 12:00 Noon, New York time, on such day the Trustee shall have been  notified  in  writing  (by  telecopy)  that the  Master  Servicer  shall have directly or  indirectly  deposited  in the  Certificate  Account such portion of the amount of the  Advance  as to which  the  Master  Servicer  shall  have  given  notice  pursuant  to the
preceding  sentence,   pursuant  to  Section  7.01,  (a)  terminate  all  of  the  rights  and obligations of the Master  Servicer  under this Agreement in accordance  with Section 7.01 and
(b) assume the rights and  obligations  of the Master  Servicer as successor  Master  Servicer hereunder,  including the obligation to deposit in the Certificate  Account an amount equal to the  Advance  for the  immediately  succeeding  Distribution  Date.  In  connection  with  the preceding  sentence,  the Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

(a)     Prior to each Distribution  Date, the Master Servicer shall determine the total amount
of  Realized   Losses,   if  any,  that  resulted   from  any  Cash   Liquidation,   Servicing
Modifications,  Debt Service Reduction,  Deficient  Valuation or REO Disposition that occurred during  the  related  Prepayment  Period  or,  in the case of a  Servicing  Modification  that constitutes a reduction of the interest rate on a Mortgage  Loan,  the amount of the reduction in the  interest  portion of the Monthly  Payment due in the month in which such  Distribution
Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate.

        All Realized Losses on the Mortgage Loans shall be allocated as follows:

               first, by any amounts  available from the Swap Agreement for such  Distribution
               Date;

               second, to Excess Cash Flow as provided in Section 4.02(f)(xiv),  to the extent of the Excess Cash Flow for such Distribution Date;

               third, in reduction of the Overcollateralization  Amount, until such amount has been reduced to zero;

               fourth, to the Class B-1 Certificates,  until the Certificate Principal thereof has been reduced to zero;

               fifth, to the Class M-10 Certificates,  until the Certificate Principal thereof has been reduced to zero;

               sixth, to the Class M-9 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

               seventh,  to the  Class  M-8  Certificates,  until  the  Certificate  Principal
               Balance thereof has been reduced to zero;

               eighth, to the Class M-7 Certificates,  until the Certificate Principal Balance thereof has been reduced to zero;

               ninth, to the Class M-6 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

               tenth, to the Class M-5 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

               eleventh,  to the  Class M-4  Certificates,  until  the  Certificate  Principal
               Balance thereof has been reduced to zero;

               twelfth,  to the  Class  M-3  Certificates,  until  the  Certificate  Principal
               Balance thereof has been reduced to zero;

               thirteenth,  to the Class M-2  Certificates,  until the  Certificate  Principal thereof has been reduced to zero;

               fourteenth,  to the Class M-1  Certificates,  until the  Certificate  Principal thereof has been reduced to zero; and

               fifteenth,  for losses on the Group I Loans, to the Class A-I Certificates on a
               pro rata  basis,  and for  losses  on the Group II  Loans,  to the  Class  A-II
               Certificates on a pro rata basis, in each case until the Certificate  Principal
               Balances thereof have been reduced to zero.

(b)     Any  allocation of the principal  portion of Realized  Losses (other than Debt Service
Reductions)  to the Class A, Class M or Class B  Certificates  shall be made by  reducing  the
Certificate  Principal  Balance thereof by the amount so allocated,  which allocation shall be deemed to have  occurred on such  Distribution  Date;  provided that no such  reduction  shall
reduce  the  Certificate   Principal   Balance  of  the  Class  A  Certificates  and  Class  M
Certificates  below  the  aggregate  Stated  Principal  Balance  of  the  Mortgage  Loans,  as
applicable.  Allocations of the interest  portions of Realized Losses (other than any interest rate  reduction  resulting  from a Servicing  Modification)  shall be made by operation of the definition of "Accrued  Certificate  Interest"  and by operation of the  provisions of Section
4.02(f).  Allocations  of the interest  portion of a Realized Loss  resulting from an interest rate reduction in connection with a Servicing  Modification  shall be made by operation of the provisions  of Section  4.02(f).  All  Realized  Losses and all other  losses  allocated  to a
Class of  Certificates  hereunder will be allocated  among the  Certificates  of such Class in proportion to the Percentage Interests evidenced thereby.

(c)     (i)    All Realized  Losses on the Mortgage  Loans shall be allocated  first,  on each
Distribution  Date,  to REMIC I Regular  Interest A-I until such REMIC I Regular  Interest has been  reduced  to zero.  Second,  Realized  Losses  shall  be  allocated  to  REMIC I  Regular
Interest I-1-A through REMIC I Regular  Interest  I-60-B,  starting with the lowest  numerical denomination  until such REMIC I Regular  Interest  has been reduced to zero,  provided  that, for REMIC I Regular  Interests  with the same  numerical  denomination,  such Realized  Losses shall be allocated pro rata between such REMIC I Regular Interests.

(ii)    All  Realized  Losses on the Mortgage  Loans shall be  allocated on each  Distribution
Date to the following  REMIC II Regular  Interests in the specified  percentages,  as follows:
first, to  Uncertificated  Accrued Interest payable to the REMIC II Regular Interests I-AA and
I-ZZ up to an  aggregate  amount  equal  to the  excess  of (a) the  REMIC  II  Interest  Loss
Allocation  Amount  over (b)  Prepayment  Interest  Shortfalls  (to the extent not  covered by
Eligible Master Servicing  Compensation)  relating to the Mortgage Loans for such Distribution
Date,  98% and 2%,  respectively;  second,  to the  Uncertificated  Principal  Balances of the
REMIC II  Regular  Interests  I-AA and I-ZZ up to an  aggregate  amount  equal to the REMIC II
Principal Loss Allocation  Amount,  98% and 2%,  respectively;  third,  to the  Uncertificated
Principal  Balances of REMIC II Regular  Interests  I-AA,  B-1 and I-ZZ,  98%, 1% and 1% until the  Uncertificated  Principal  Balance of REMIC II Regular  Interest  B-1 has been reduced to zero;  fourth, to the  Uncertificated  Principal  Balances of REMIC II Regular Interests I-AA,
M-10 and I-ZZ, 98%, 1% and 1% until the  Uncertificated  Principal Balance of REMIC II Regular
Interest M-10 has been reduced to zero;  fifth, to the  Uncertificated  Principal  Balances of
REMIC II  Regular  Interests  I-AA,  M-9 and I-ZZ,  98%,  1% and 1% until  the  Uncertificated
Principal  Balance of REMIC II Regular  Interest M-9 has been reduced to zero;  sixth,  to the
Uncertificated  Principal  Balances of REMIC II Regular  Interests I-AA, M-8 and I-ZZ, 98%, 1%
and 1% until the  Uncertificated  Principal  Balance of REMIC II Regular Interest M-8 has been reduced  to zero;  seventh,  to the  Uncertificated  Principal  Balances  of REMIC II  Regular
Interests I-AA, M-7 and I-ZZ,  98%, 1% and 1% until the  Uncertificated  Principal  Balance of
REMIC  II  Regular  Interest  M-7 has been  reduced  to zero;  eighth,  to the  Uncertificated
Principal  Balances of REMIC II Regular  Interests  I-AA,  M-6 and I-ZZ,  98%, 1% and 1% until the  Uncertificated  Principal  Balance of REMIC II Regular  Interest  M-6 has been reduced to zero;  ninth, to the  Uncertificated  Principal  Balances of REMIC II Regular  Interests I-AA,
M-5 and I-ZZ, 98%, 1% and 1% until the  Uncertificated  Principal  Balance of REMIC II Regular
Interest M-5 has been reduced to zero;  tenth,  to the  Uncertificated  Principal  Balances of
REMIC II  Regular  Interests  I-AA,  M-4 and I-ZZ,  98%,  1% and 1% until  the  Uncertificated
Principal  Balance of REMIC II Regular  Interest  M-4 has been reduced to zero;  eleventh,  to the  Uncertificated  Principal Balances of REMIC II Regular Interests I-AA, M-3 and I-ZZ, 98%,
1% and 1% until the  Uncertificated  Principal  Balance of REMIC II Regular  Interest  M-3 has
been reduced to zero;  twelfth,  to the Uncertificated  Principal Balances of REMIC II Regular
Interests I-AA, M-2 and I-ZZ,  98%, 1% and 1% until the  Uncertificated  Principal  Balance of
REMIC II Regular  Interest M-2 has been  reduced to zero;  thirteenth,  to the  Uncertificated
Principal  Balances of REMIC II Regular  Interests  I-AA,  M-1 and I-ZZ,  98%, 1% and 1% until the  Uncertificated  Principal  Balance of REMIC II Regular  Interest  M-1 has been reduced to zero; and fourteenth,  to the Uncertificated  Principal Balances of REMIC II Regular Interests
I-AA,  98%,  A-I-1,  A-I-2,  A-I-3,  A-II-1,  A-II-2,  1% pro rata,  and I-ZZ,  1%,  until the
Uncertificated  Principal Balance of each of REMIC II Regular Interests A-I-1,  A-I-2,  A-I-3,
A-II-1 and A-II-2 have been reduced to zero.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers  shall file  information  returns with respect to the  receipt  of  mortgage  interest  received  in a trade  or  business,  the  reports  of foreclosures  and  abandonments  of any  Mortgaged  Property  and  the  informational  returns relating to  cancellation  of  indebtedness  income  with  respect to any  Mortgaged  Property required  by Sections  6050H,  6050J and 6050P of the Code,  respectively,  and deliver to the
Trustee  an  Officers'  Certificate  on or  before  March 31 of each  year  stating  that such reports have been filed.  Such reports shall be in form and  substance  sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more,  the Master
Servicer  may, at its option,  purchase  such  Mortgage  Loan from the Trustee at the Purchase
Price  therefor.  If at any  time the  Master  Servicer  makes a  payment  to the  Certificate
Account  covering the amount of the Purchase  Price for such a Mortgage  Loan,  and the Master
Servicer  provides to the Trustee a certification  signed by a Servicing  Officer stating that the amount of such payment has been  deposited in the  Certificate  Account,  then the Trustee shall  execute the  assignment  of such  Mortgage  Loan at the request of the Master  Servicer without  recourse to the Master  Servicer  which  shall  succeed to all the  Trustee's  right, title and interest in and to such  Mortgage  Loan,  and all security  and  documents  relative thereto.  Such  assignment  shall be an assignment  outright and not for security.  The Master
Servicer will  thereupon own such Mortgage,  and all such security and documents,  free of any further obligation to the Trustee or the Certificateholders with respect thereto.

Section 4.08.  Limited Mortgage Loan Repurchase Right.

        The Limited  Repurchase  Right Holder will have the irrevocable  option at any time to purchase any of the Mortgage  Loans from the Trustee at the  Purchase  Price,  up to a maximum of five  Mortgage  Loans.  In the event that this option is exercised as to any five  Mortgage
Loans in the  aggregate,  this option  will  thereupon  terminate.  If at any time the Limited
Repurchase  Right Holder  makes a payment to the  Certificate  Account  covering the amount of the  Purchase  Price  for such a  Mortgage  Loan,  and the  Limited  Repurchase  Right  Holder
provides  to the  Trustee a  certification  signed by a  Servicing  Officer  stating  that the amount of such payment has been deposited in the Certificate  Account,  then the Trustee shall execute the  assignment of such Mortgage Loan at the request of the Limited  Repurchase  Right
Holder  without  recourse to the Limited  Repurchase  Right Holder which shall  succeed to all the Trustee's  right,  title and interest in and to such Mortgage  Loan,  and all security and documents  relative  thereto.  Such  assignment  shall be an  assignment  outright and not for security.  The Limited Repurchase Right Holder will thereupon own such Mortgage,  and all such
security   and   documents,   free  of  any   further   obligation   to  the  Trustee  or  the
Certificateholders  with respect  thereto.  Any tax on "prohibited  transactions"  (as defined in Section  860F(a)(2)  of the Code)  imposed on any REMIC  relating  to the  exercise  of the option provided in this Section 4.08 shall in no event be payable by the Trustee.

Section 4.09.  Distribution of Class A Basis Risk Shortfall Carry-Forward Amounts and Class M
                      Basis  Risk  Shortfall  Carry-Forward  Amounts;   Reserve  Fund;  Swap
                      Account.
(a)     On the Closing  Date,  the Trustee  shall (i)  establish  and maintain in its name, in trust for the benefit of Class A, Class M and Class B  Certificates,  the Reserve Fund and the
Swap  Account  and (ii) for the  benefit  of the Class A,  Class M and  Class B  Certificates,
purchase  the Swap  Agreement  for the Swap  Agreement  Upfront  Fee,  to the  extent the Swap
Agreement  Purchase  Price has been received by the Trustee from the  Depositor.  In addition, on the Closing  Date,  the  Trustee  shall  deposit  into the  Reserve  Fund the Reserve  Fund
Deposit to the  extent  received  by the  Trustee  from the  Depositor.  On each  Distribution
Date,  the  Trustee  shall  transfer  from the  Certificate  Account to the  Reserve  Fund the amounts specified  pursuant to Section  4.02(f)(xix).  On each Distribution  Date, the Trustee shall make  withdrawals  from the  Reserve  Fund and use the  amounts in the  Reserve  Fund on deposit therein to make  distributions  to the Class A, Class M and Class B  Certificates,  to
pay any Class A Basis Risk Shortfall  Carry-Forward  Amounts, Class M Basis Risk Carry-Forward
Amounts and Class B Basis Risk Carry-Forward Amounts as set forth in Section 4.02(f)(xix).

        Any such  amounts  transferred  shall be treated for  federal tax  purposes as amounts distributed by REMIC III to the Class SB  Certificateholders  as transferee  thereof.  On each
Distribution  Date,  to the extent that the amount  remaining in the Reserve Fund is in excess of $5,000 after the  distributions  described in the second  preceding  sentence,  the Trustee shall, based upon the information  provided by the Master Servicer,  withdraw from the Reserve
Fund (to the extent of funds  available on deposit  therein) such amounts in excess of $5,000, if any,  and  distribute  them to the  holder of the  Reserve  Fund  Residual  Right.  On each
Distribution  Date,  to the extent  required,  the  Trustee  shall make  withdrawals  from the
Reserve  Fund and use the amounts in the Reserve  Fund to make  distributions  to the Class A,
Class M and Class B  Certificates.  On each  Distribution  Date,  with  respect to any amounts received from Excess Cash Flow on that  Distribution  Date  pursuant to Section  4.02(f)(xix), the Trustee shall make payments to the Class A, Class M and Class B  Certificateholders  in an
amount equal to the amount of any Basis Risk  Shortfall  Carry-Forward  Amount on the Class A,
Class M and Class B  Certificates,  and any remainder  shall be  distributed  to the holder of the Reserve Fund Residual Right.

(b)     The Trustee  shall  deposit in the Swap Account all  payments  that are payable to the
Trust Fund under the Swap Agreement.  Net Swap Payments and Swap  Termination  Payments (other than Swap  Termination  Payments  resulting from a Swap Provider Trigger Event) payable by the
Trustee to the Swap  Counterparty  pursuant to the Swap  Agreement  shall be excluded from the
Available   Distribution   Amount  and  payable  to  the  Swap   Counterparty   prior  to  any
distributions  to the  Certificateholders.  On each  Distribution  Date,  such amounts will be remitted by the Trustee to the Swap  Account  for payment to the Swap  Counterparty,  first to make any Net Swap Payment owed to the Swap  Counterparty  pursuant to the Swap  Agreement  for such  Distribution  Date, and second to make any Swap  Termination  Payment (not due to a Swap
Provider  Trigger  Event) owed to the Swap  Counterparty  pursuant to the Swap  Agreement  for such  Distribution  Date.  For federal  income tax  purposes,  such  amounts  paid to the Swap
Account on each  Distribution  Date shall first be deemed paid to the Swap  Account in respect of REMIC V Regular  Interest  IO to the  extent of the  amount  distributable  on such REMIC V
Regular Interest IO on such  Distribution  Date, and any remaining amount shall be deemed paid to the Swap  Account  in  respect  of a Class IO  Distribution  Amount.  Any Swap  Termination
Payment triggered by a Swap Provider Trigger Event owed to the Swap  Counterparty  pursuant to the Swap  Agreement  will be  subordinated  to  distributions  to the  Holders of the Class A,
Class M and Class B Certificates and shall be paid as set forth under Section 4.02(f)(xxii).

(c)     Net Swap  Payments  payable by the Swap  Counterparty  to the Trustee on behalf of the
Trust  pursuant  to the  Swap  Agreement  will be  deposited  by the  Trustee  into  the  Swap
Account.  On each Distribution  Date, to the extent required,  the Trustee shall withdraw such amounts from the Swap Account to distribute  to the  Certificates  in the  following  order of priority:

(A)     first,  to the Class A Certificates,  pro rata,  then to the Class M Certificates  and
               Class B  Certificates,  in order of  priority,  the  principal  portion  of any
               Realized  Losses  incurred on the  Mortgage  Loans for the  preceding  calendar month;

(B)     second, to pay any  Overcollateralization  Increase Amount to the Class A, Class M and
               Class B Certificates;

(C)     third,  to the Class A, Class M and Class B  Certificates  to pay  accrued  and unpaid interest  resulting from Prepayment  Interest  Shortfalls on the Mortgage Loans as set forth in Section  4.02(f) to the extent not covered by  Eligible  Master
               Servicing  Compensation on such  Distribution  Date, as follows:  first, to the
               Class A  Certificates,  on a pro rata basis,  and second,  sequentially  to the
               Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5, Class M-6, Class M-7,
               Class M-8, Class M-9, Class M-10 and Class B-1 Certificates, in that order;

(D)     fourth,  to the Class A, Class M and Class B  Certificates  to pay  accrued and unpaid interest  resulting from Prepayment  Interest  Shortfalls on the Mortgage Loans as set forth in Section 4.02(f)  allocated  thereto remaining unpaid from prior
               Distribution Dates,  together with interest thereon, as follows:  first, to the
               Class A  Certificates,  on a pro rata basis,  and second,  sequentially  to the
               Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5, Class M-6, Class M-7,
               Class M-8, Class M-9, Class M-10 and Class B-1 Certificates, in that order;

(E)     fifth,  to the  Class  A  Certificates,  to pay  any  Class  A  Basis  Risk  Shortfall
               Carry-Forward  Amounts,  pro rata, then to the Class M Certificates and Class B
               Certificates,  to pay any Class M Basis Risk Shortfall Carry-Forward Amounts or
               Class B Basis Risk Shortfall  Carry-Forward  Amounts,  as applicable,  in their order of payment priority;

(F)     sixth,  to each class of Class A  Certificates,  to pay  accrued  and unpaid  interest resulting  from Relief Act  Shortfalls  on the  Mortgage  Loans as set forth in
               Section 4.02(f), on a pro rata basis;

(G)     seventh,  sequentially  to the Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5,
               Class  M-6,  Class  M-7,  Class  M-8,  Class  M-9,  Class  M-10,  and Class B-1
               Certificates,  in that order, to pay accrued and unpaid interest resulting from
               Relief Act Shortfalls on the Mortgage Loans as set forth in Section 4.02(f);

(H)     eighth,  to pay to the  holders  of the Class A  Certificates,  pro rata,  then to the
               Class M  Certificates  and  Class B  Certificates,  in order of  priority,  the principal  portion of any Realized  Losses  previously  allocated  thereto that remain unreimbursed; and

(I)     ninth, to the Class SB Certificates.

(d)     The Reserve Fund shall be an Eligible  Account.  Amounts held in the Reserve Fund from time to time shall  continue to  constitute  assets of the Trust Fund,  but not of the REMICs, until  released  from the  Reserve  Fund  pursuant to this  Section  4.09.  The  Reserve  Fund constitutes  an "outside  reserve  fund"  within the meaning of  Treasury  Regulation  Section
1.860G-2(h) and is not an asset of the REMICs.  The Class SB  Certificateholders  shall be the owners of the Reserve  Fund,  and for all federal tax  purposes,  amounts  transferred  by the
REMICs to the  Reserve  Fund  shall be treated  as  amounts  distributed  by the REMICs to the
Class SB  Certificateholders  as designated in Section 4.02(f). The Trustee shall keep records that  accurately  reflect the funds on deposit in the Reserve Fund. The Trustee shall,  at the direction of the Master  Servicer,  invest amounts on deposit in the Reserve Fund in Permitted
Investments.  In the absence of written  direction  to the Trustee  from the Master  Servicer, all funds in the  Reserve  Fund  shall  remain  uninvested.  On each  Distribution  Date,  the
Trustee  shall  distribute  any interest on the Reserve Fund to the holder of the Reserve Fund
Residual Right.

(e)     The holder of the Reserve Fund  Residual  Right with respect to the Reserve Fund shall initially  be  Residential  Funding as holder of the Class SB  Certificates,  and such Reserve
Fund  Residual  Right shall at all times be owned by and  allocated to Class SB  Certificates.
So long as  Residential  Funding  is the  holder of the  Class SB  Certificates,  any  amounts payable to the holder of the  Reserve  Fund  Residual  Right  shall be payable to  Residential
Funding.  In the event of a transfer of the ownership in any of the Class SB  Certificates  by
Residential  Funding,  the Reserve Fund  Residual  Right will be  transferred  along with such
Class SB Certificates.

(f)     Subject to Sections 8.01 and 8.02 hereof,  the Trustee agrees to comply with the terms of the Swap  Agreement  and to  enforce  the terms and  provisions  thereof  against  the Swap
Counterparty  at the  written  direction  of the  Holders  of  Class  A,  Class M and  Class B
Certificates  entitled to at least 51% of the Voting  Rights of such Classes of  Certificates, or if the Trustee does not receive such  direction from such  Certificateholders,  then at the written direction of Residential Funding.

(g)     The Swap Account shall be an Eligible  Account.  Amounts held in the Swap Account from time to time shall  continue to  constitute  assets of the Trust Fund,  but not of the REMICs, until  released  from the  Swap  Account  pursuant  to this  Section  4.09.  The Swap  Account constitutes  an "outside  reserve  fund"  within the meaning of  Treasury  Regulation  Section
1.860G-2(h) and is not an asset of the REMICs.  The Class SB  Certificateholders  shall be the owners of the Swap Account.  The Trustee shall keep records that accurately  reflect the funds on deposit in the Swap Account.  The Trustee shall,  at the direction of the Master  Servicer, invest  amounts on deposit in the Swap  Account in  Permitted  Investments.  In the absence of written  direction  to the Trustee  from the Master  Servicer,  all funds in the Swap  Account shall remain uninvested.

        The  Trustee  shall treat the  holders of each Class of  Certificates  (other than the
Class SB Certificates  and Class R Certificates)  as having entered into a notional  principal contract  with the  holders  of the Class SB  Certificates.  Pursuant  to each  such  notional principal  contract,  all holders of Certificates  (other than the Class SB  Certificates  and
Class R  Certificates)  shall be treated as having agreed to pay, on each  Distribution  Date, to the holder of the Class SB  Certificates an aggregate  amount equal to the excess,  if any, of (i) the  amount  payable  on such  Distribution  Date on the  REMIC  III  Regular  Interest
corresponding  to such Class of  Certificates  over (ii) the  amount  payable on such Class of
Certificates on such  Distribution  Date (such excess,  a "Class IO Distribution  Amount").  A
Class IO  Distribution  Amount payable from interest  collections  shall be allocated pro rata among such  Certificates  based on the excess of (i) the amount of interest  otherwise payable to such  Certificates  over (ii) the amount of interest payable to such  Certificates at a per annum rate equal to the Net WAC Cap Rate,  and a Class IO  Distribution  Amount  payable  from principal  collections  shall be allocated to the most subordinate  Class of Certificates with an  outstanding  principal  balance to the extent of such  balance.  In addition,  pursuant to such notional  principal  contract,  the holder of the Class SB Certificates  shall be treated as having  agreed  to pay the  related  Basis  Risk  Shortfall  Carry  Forward-Amounts  to the
holders of the  Certificates  (other than the Class SB Certificates  and Class R Certificates)
in  accordance  with the  terms of this  Agreement.  Any  payments  to the  Certificates  from amounts deemed received in respect of this notional  principal  contract shall not be payments with  respect  to a  "regular  interest"  in a  REMIC  within  the  meaning  of  Code  Section
860G(a)(1).   However,   any  payment  from  the   Certificates   (other  than  the  Class  SB
Certificates  and Class R  Certificates)  of a Class IO  Distribution  Amount shall be treated for tax  purposes as having been  received by the holders of such  Certificates  in respect of the REMIC III  Regular  Interest  corresponding  to such Class of  Certificates  and as having been paid by such holders to the Swap Account  pursuant to the  notional  principal  contract.
Thus, each Certificate  (other than the Class SB Certificates and Class R Certificates)  shall be treated as  representing  not only  ownership  of regular  interests in REMIC III, but also ownership  of  an  interest  in,  and  obligations  with  respect  to,  a  notional  principal contract.

Section 4.10.  [Reserved].

Section 4.11.  Derivative Contracts.

(a)     The Trustee  shall,  at the direction of the Master  Servicer,  on behalf of the Trust
Fund,  enter into Derivative  Contracts,  solely for the benefit of the Class SB Certificates.
Any such Derivative  Contract shall constitute a fully prepaid agreement.  The Master Servicer shall  determine,  in its sole  discretion,  whether any Derivative  Contract  conforms to the requirements  of Section  4.11(b) and (c).  All  collections,  proceeds  and other  amounts in respect  of  the  Derivative  Contracts  payable  by  the  Derivative  Counterparty  shall  be distributed to the Class SB Certificates on the  Distribution  Date following  receipt thereof by the Trustee.  In no event shall such an  instrument  constitute a part of any REMIC created hereunder.  In addition,  in the event any such instrument is deposited,  the Trust Fund shall be deemed to be divided  into two separate  and  discrete  sub-Trusts.  The assets of one such sub-Trust  shall  consist of all the assets of the Trust  other than such  instrument  and the assets of the other sub-Trust shall consist solely of such instrument.

(b)     Any  Derivative  Contract that provides for any payment  obligation on the part of the
Trust  Fund must (i) be  without  recourse  to the assets of the Trust  Fund,  (ii)  contain a non-petition  covenant provision from the Derivative  Counterparty,  (iii) limit payment dates thereunder to Distribution  Dates and (iv) contain a provision  limiting any cash payments due to the  Derivative  Counterparty  on any day under such  Derivative  Contract  solely to funds available  therefor in the  Certificate  Account  available to make payments to the Holders of the Class SB Certificates on such Distribution Date.

(c)     Each  Derivative  Contract  must (i) provide for the direct  payment of any amounts by the Derivative  Counterparty  thereunder to the Certificate  Account at least one Business Day prior to the  related  Distribution  Date,  (ii)  contain  an  assignment  of all of the Trust
Fund's rights (but none of its obligations)  under such Derivative  Contract to the Trustee on behalf  the  Class  SB  Certificateholders  and  shall  include  an  express  consent  to  the
Derivative  Counterparty  to  such  assignment,  (iii)  provide  that  in  the  event  of  the occurrence  of an  Event  of  Default,  such  Derivative  Contract  shall  terminate  upon the direction of a majority  Percentage  Interest of the Class SB Certificates,  and (iv) prohibit the Derivative  Counterparty  from  "setting-off' or "netting" other  obligations of the Trust
Fund  and  its  Affiliates  against  such  Derivative   Counterparty's   payment   obligations
thereunder.

        Section 4.12  Tax Treatment of Swap Payments and Swap Termination Payments.

        (a)    For federal  income tax purposes,  each holder of a Class A, Class M or Class B
Certificate  is deemed to own an undivided  beneficial  ownership  interest in a REMIC regular interest  and the right to receive  payments  from either the Reserve Fund or the Swap Account in respect of the Class A Basis Risk Shortfall  Carry-Forward  Amount,  the Class M Basis Risk
Shortfall  Carry-Forward  Amount and the Class B Basis Risk  Shortfall  Carry-Forward  Amount,
respectively,  or the  obligation  to make payments to the Swap  Account.  For federal  income tax  purposes,  the Trustee will account for payments to each Class A, Class M and Class Class
B Certificates  as follows:  each Class A, Class M and Class B Certificate  will be treated as receiving their entire payment from REMIC III (regardless of any Swap  Termination  Payment or obligation  under the Swap  Agreement)  and  subsequently  paying  their  portion  of any Swap
Termination  Payment in respect of each such Class'  obligation  under the Swap Agreement.  In the event that any such  Class is  resecuritized  in a REMIC,  the  obligation  under the Swap
Agreement to pay any such Swap  Termination  Payment (or any Net Swap  Payment),  will be made by one  or  more  of  the  REMIC  Regular  Interests  issued  by  the  resecuritization  REMIC subsequent  to such REMIC Regular  Interest  receiving its full payment from any such Class A,
Class  M or  Class  B  Certificate.  Resecuritization  of any  Class  A,  Class  M or  Class B
Certificate  in a REMIC will be  permissible  only if the Trustee  hereunder is the trustee in such  resecuritization.

(b)     The REMIC regular interest  corresponding to a Class A, Class M or Class B Certificate will be entitled to receive  interest and  principal  payments at the times and in the amounts equal to those made on the  certificate to which it  corresponds,  except that (i) the maximum interest  rate of that REMIC  regular  interest  will equal the Net WAC Cap Rate  computed for this purpose by limiting the base  calculation  amount of the Swap  Agreement to the aggregate principal  balance  of the  Mortgage  Loans  and  (ii) any Swap  Termination  Payment  will be treated as being  payable  solely  from Excess Cash Flow.  As a result of the  foregoing,  the amount of distributions  and taxable income on the REMIC regular  interest  corresponding to a
Class A, Class M or Class B Certificate may exceed the actual amount of  distributions  on the
Class A, Class M or Class B Certificate.

ARTICLE V

                                       THE CERTIFICATES

Section 5.01.  The Certificates.

(a)     The  Class  A,  Class  M,  Class  B,  Class  SB and  Class  R  Certificates  shall  be substantially  in the forms set forth in Exhibits A, B, C, D and E,  respectively,  and shall, on original issue,  be executed and delivered by the Trustee to the Certificate  Registrar for authentication  and  delivery  to or upon  the  order of the  Depositor  upon  receipt  by the
Trustee or one or more  Custodians  of the documents  specified in Section 2.01.  The Class A,
Class  M-1,  Class  M-2 and  Class  M-3  Certificates  shall be  issuable  in  minimum  dollar denominations  of $25,000  and  integral  multiples  of $1 in excess  thereof.  The Class M-4,
Class M-5, Class M-6,  Class M-7, Class M-8, Class M-9, Class M-10 and Class B-1  Certificates
shall be issuable in minimum  dollar  denominations  of $250,000 and integral  multiples of $1 in excess  thereof.  The Class SB Certificates  shall be issuable in registered,  certificated form in  minimum  percentage  interests  of 5.00% and  integral  multiples  of 0.01% in excess thereof.  Each Class of Class R Certificates shall be issued in registered,  certificated form in minimum  percentage  interests of 20.00% and integral multiples of 0.01% in excess thereof;
provided,  however,  that one Class R Certificate  of each Class will be issuable to the REMIC
Administrator as "tax matters person"  pursuant to Section 10.01(c) in a minimum  denomination representing  a  Percentage  Interest  of not  less  than  0.01%.  The  Certificates  shall be executed by manual or facsimile  signature on behalf of an authorized  officer of the Trustee.
Certificates  bearing the manual or facsimile  signatures of individuals  who were at any time the  proper  officers  of the  Trustee  shall  bind the  Trustee,  notwithstanding  that  such individuals  or any of them have ceased to hold such offices prior to the  authentication  and delivery of such  Certificate  or did not hold such offices at the date of such  Certificates.
No  Certificate  shall be entitled to any benefit  under this  Agreement,  or be valid for any
purpose,   unless  there  appears  on  such   Certificate  a  certificate  of   authentication
substantially  in the form  provided  for herein  executed  by the  Certificate  Registrar  by manual  signature,  and such  certificate upon any Certificate  shall be conclusive  evidence, and the only  evidence,  that such  Certificate  has been  duly  authenticated  and  delivered hereunder. All Certificates shall be dated the date of their authentication.

(b)     The Class A,  Class M and Class B  Certificates  shall  initially  be issued as one or more  Certificates  registered  in the name of the  Depository  or its nominee and,  except as provided  below,  registration  of such  Certificates  may not be  transferred  by the Trustee except  to  another  Depository  that  agrees  to hold such  Certificates  for the  respective
Certificate Owners with Ownership  Interests therein.  The Certificate Owners shall hold their respective  Ownership  Interests in and to each such Class A, Class M and Class B  Certificate through the book-entry  facilities of the Depository and, except as provided below,  shall not be entitled to Definitive  Certificates in respect of such Ownership Interests.  All transfers by Certificate Owners of their respective  Ownership Interests in the Book-Entry  Certificates
shall be made in accordance with the procedures  established by the Depository  Participant or brokerage  firm  representing  such  Certificate  Owner.  Each  Depository  Participant  shall transfer the Ownership  Interests only in the Book-Entry  Certificates  of Certificate  Owners it  represents  or of  brokerage  firms  for  which it acts as agent  in  accordance  with the
Depository's normal procedures.

        The Trustee,  the Master  Servicer and the Depositor  may for all purposes  (including the making of payments due on the  respective  Classes of Book-Entry  Certificates)  deal with the  Depository as the authorized  representative  of the  Certificate  Owners with respect to the respective  Classes of Book-Entry  Certificates  for the purposes of exercising the rights of  Certificateholders  hereunder.  The  rights of  Certificate  Owners  with  respect  to the respective  Classes of Book-Entry  Certificates  shall be limited to those  established by law and agreements between such Certificate  Owners and the Depository  Participants and brokerage firms representing such Certificate  Owners.  Multiple requests and directions from, and votes of, the  Depository  as Holder of any Class of  Book-Entry  Certificates  with  respect to any particular  matter  shall  not be  deemed  inconsistent  if they  are  made  with  respect  to different  Certificate  Owners.  The  Trustee  may  establish  a  reasonable  record  date  in connection  with  solicitations  of consents  from or voting by  Certificateholders  and shall give notice to the Depository of such record date. If (i)(A) the  Depositor,  with the consent of a majority of the  Certificateholders,  advises the Trustee in writing that the  Depository is no longer  willing or able to properly  discharge its  responsibilities  as Depository  and
(B) the  Depositor  is unable to locate a qualified  successor  or (ii) the  Depositor  at its option  advises the  Trustee in writing  that it elects to  terminate  the  book-entry  system through  the  Depository,  the  Trustee  shall  notify all  Certificate  Owners,  through  the
Depository,  of the  occurrence  of any  such  event  and of the  availability  of  Definitive
Certificates to Certificate  Owners  requesting the same. Upon surrender to the Trustee of the
Book-Entry Certificates by the Depository,  accompanied by registration  instructions from the
Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.

        In addition,  if an Event of Default has occurred and is continuing,  each Certificate
Owner  materially   adversely  affected  thereby  may  at  its  option  request  a  Definitive
Certificate  evidencing such Certificate  Owner's Percentage  Interest in the related Class of
Certificates.  In order to make such request,  such  Certificate  Owner shall,  subject to the rules and  procedures of the  Depository,  provide the  Depository  or the related  Depository
Participant  with  directions  for the  Trustee  to  exchange  or cause  the  exchange  of the
Certificate  Owner's  interest  in such Class of  Certificates  for an  equivalent  Percentage
Interest in fully  registered  definitive  form.  Upon  receipt by the Trustee of  instruction from the  Depository  directing  the Trustee to effect such  exchange  (such  instructions  to contain  information  regarding  the  Class  of  Certificates  and the  Certificate  Principal
Balance being exchanged,  the Depository  Participant account to be debited with the decrease, the registered  holder of and delivery  instructions  for the Definitive  Certificates and any other  information  reasonable  required by the Trustee),  (i) the Trustee shall  instruct the
Depository  to  reduce  the  related  Depository   Participant's   account  by  the  aggregate
Certificate  Principal  Balance  of  the  Definitive  Certificates,  (ii)  the  Trustee  shall
execute,   authenticate  and  deliver,  in  accordance  with  the  registration  and  delivery
instructions   provided  by  the  Depository,   a  Definitive   Certificate   evidencing  such
Certificate  Owner's  Percentage  Interest in such Class of Certificates and (iii) the Trustee shall execute and  authenticate a new Book-Entry  Certificate  reflecting the reduction in the aggregate  Certificate  Principal  Balance of such Class of  Certificates by the amount of the
Definitive Certificates.

        Neither the  Depositor,  the Master  Servicer nor the Trustee  shall be liable for any actions taken by the Depository or its nominee,  including,  without limitation,  any delay in delivery of any  instruction  required  under this section and may  conclusively  rely on, and shall be  protected  in  relying  on,  such  instructions.  Upon the  issuance  of  Definitive
Certificates  all  references  herein to  obligations  imposed  upon or to be performed by the
Depository in connection  with the issuance of the  Definitive  Certificates  pursuant to this
Section  5.01  shall be  deemed to be  imposed  upon and  performed  by the  Trustee,  and the
Trustee and the Master  Servicer shall  recognize the Holders of the  Definitive  Certificates as Certificateholders hereunder.

(c)     Each of the  Certificates is intended to be a "security"  governed by Article 8 of the
Uniform  Commercial  Code as in  effect  in the  State of New York  and any  other  applicable jurisdiction, to the extent that any of such laws may be applicable.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a)     The Trustee  shall cause to be kept at one of the offices or agencies to be  appointed by the Trustee,  in accordance with the provisions of Section 8.10, a Certificate  Register in which, subject to such reasonable  regulations as it may prescribe,  the Trustee shall provide for the  registration  of  Certificates  and of transfers  and  exchanges of  Certificates  as herein provided.  The Trustee is initially appointed  Certificate Registrar for the purpose of registering  Certificates and transfers and exchanges of Certificates as herein provided.  The
Certificate  Registrar,  or the Trustee,  shall  provide the Master  Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b)     Upon  surrender  for  registration  of  transfer of any  Certificate  at any office or agency of the Trustee  maintained  for such purpose  pursuant to Section 8.10 and, in the case of any Class B, Class SB or Class R  Certificate,  upon  satisfaction  of the  conditions  set forth below,  the Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver,  in  the  name  of  the  designated  transferee  or  transferees,  one  or  more  new
Certificates of a like Class and aggregate Percentage Interest.

(c)     At the  option of the  Certificateholders,  Certificates  may be  exchanged  for other
Certificates of authorized  denominations of a like Class and aggregate  Percentage  Interest, upon  surrender of the  Certificates  to be  exchanged at any such office or agency.  Whenever any  Certificates  are  so  surrendered  for  exchange  the  Trustee  shall  execute  and  the
Certificate  Registrar  shall  authenticate  and deliver the  Certificates of such Class which
the  Certificateholder   making  the  exchange  is  entitled  to  receive.  Every  Certificate presented  or  surrendered  for  transfer or exchange  shall (if so required by the Trustee or the Certificate  Registrar) be duly endorsed by, or be accompanied by a written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)     No  transfer,  sale,  pledge or other  disposition  of a Class B,  Class SB or Class R
Certificate  shall be made unless such transfer,  sale,  pledge or other disposition is exempt from the  registration  requirements  of the  Securities  Act of 1933,  as amended  (the "1933
Act"),  and any applicable  state  securities  laws or is made in accordance with said Act and laws.  Except as otherwise  provided in this Section 5.02(d),  in the event that a transfer of a Class B, Class SB or Class R Certificate  is to be made,  (i) unless the  Depositor  directs the Trustee  otherwise,  the Trustee shall require a written  Opinion of Counsel  addressed to and  acceptable  to and in form and  substance  satisfactory  to the Trustee and the Depositor that such transfer may be made pursuant to an exemption,  describing the applicable  exemption and the basis  therefor,  from  said Act and laws or is being  made  pursuant  to said Act and laws,  which  Opinion of Counsel shall not be an expense of the Trustee,  the Trust Fund,  the
Depositor  or the Master  Servicer,  and (ii) the  Trustee  shall  require the  transferee  to execute a  representation  letter,  substantially  in the form of  Exhibit  J hereto,  and the
Trustee shall require the  transferor to execute a  representation  letter,  substantially  in the form of Exhibit K hereto,  each  acceptable to and in form and substance  satisfactory  to the  Depositor  and the  Trustee  certifying  to the  Depositor  and  the  Trustee  the  facts surrounding  such  transfer,  which  representation  letters  shall not be an  expense  of the
Trustee,  the Trust Fund, the Depositor or the Master  Servicer.  In lieu of the  requirements set forth in the preceding  sentence,  transfers of Class B, Class SB or Class R  Certificates may be made in accordance with this Section  5.02(d) if the  prospective  transferee of such a
Certificate   provides  the  Trustee  and  the  Master  Servicer  with  an  investment  letter substantially in the form of Exhibit O attached hereto,  which investment  letter shall not be an  expense of the  Trustee,  the  Depositor,  or the Master  Servicer,  and which  investment letter states that,  among other things,  such  transferee  (i) is a "qualified  institutional buyer" as defined  under  Rule 144A,  acting  for its own  account  or the  accounts  of other
"qualified  institutional  buyers"  as defined  under  Rule  144A,  and (ii) is aware that the proposed  transferor  intends to rely on the exemption from  registration  requirements  under the 1933 Act  provided  by Rule  144A.  If any  transfer  of a Class B  Certificate  that is a
Book-Entry  Certificate  is to be made to a transferee in book-entry  form, the transferor and the  transferee  will be deemed to have made each of the respective  certifications  set forth in Exhibit O as of the  transfer  date,  in each case as if such Class B  Certificate  were in physical  form.  The Holder of a Class B, Class SB or Class R  Certificate  desiring to effect any transfer,  sale,  pledge or other  disposition  shall, and does hereby agree to, indemnify the Trustee,  the Depositor,  the Master  Servicer and the Certificate  Registrar  against any liability  that may  result  if the  transfer,  sale,  pledge or other  disposition  is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

(e)     (i) In the case of any  Class A,  Class M,  Class B,  Class SB or Class R  Certificate
presented  for  registration  in the name of any Person,  either (i) the Trustee shall require an Opinion of Counsel  acceptable  to and in form and substance  satisfactory  to the Trustee, the  Depositor  and the Master  Servicer  to the effect  that the  purchase or holding of such
Class A, Class M, Class B, Class SB or Class R Certificate  is  permissible  under  applicable law, will not  constitute or result in any  non-exempt  prohibited  transaction  under Section
406 of  ERISA  or  Section  4975 of the  Code  (or  comparable  provisions  of any  subsequent enactments),  and will not subject the Trustee,  the  Depositor or the Master  Servicer to any
obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those  undertaken in this  Agreement,  which Opinion of Counsel shall not be an expense of the Trustee,  the Trust Fund,  the  Depositor  or the Master  Servicer or
(ii) the prospective  transferee  shall be required to provide the Trustee,  the Depositor and the Master  Servicer with a  certification  to the effect set forth in Exhibit Q (with respect to a Class A, Class M or Class B Certificate)  (which  certification shall have been deemed to have been given by a Class A  Certificateholder  or Class M  Certificateholder  who acquires a
Book-Entry  Certificate),  paragraph  six of Exhibit J or  paragraph  three of Exhibit O (with respect to a Class SB Certificate)  or in paragraph  fifteen of Exhibit I-1 (with respect to a
Class  R   Certificate),   which  the  Trustee  may  rely  upon  without  further  inquiry  or investigation,  or such other  certifications  as the Trustee may deem  desirable or necessary in order to establish that such  transferee or the Person in whose name such  registration  is requested  is not an  employee  benefit  plan or  other  plan or  arrangement  subject  to the prohibited  transaction  provisions  of ERISA or Section  4975 of the Code (a "Plan"),  or any
Person  (including  an  insurance  company  investing  its  general  accounts,  an  investment manager,  a named  fiduciary or a trustee of any Plan) who is using "plan assets" of any Plan, within the meaning of the U.S.  Department  of Labor  regulation  promulgated  at 29 C.F.R.ss.
2510.3-101, to effect such acquisition (a "Plan Investor").

(ii)    Any Transferee of a Class A, Class M or Class B Certificate  that does not deliver the
        Opinion of Counsel or certification  referred to in clause (i) above will be deemed to have  represented  by  virtue of its  purchase  or  holding  of such  Certificate  (or interest therein) that such Transferee is not a Plan Investor.

(iii)   If any Class A, Class M or Class B Certificate  (or any interest  therein) is acquired or held by any Person that is not  described  in paragraph  (ii) above,  then the last preceding  Transferee  that is not a Plan  Investor  shall be restored,  to the extent permitted  by  law,  to all  rights  and  obligations  as  Certificate  Owner  thereof retroactive  to the  date of  such  Transfer  of  such  Class  A,  Class M or  Class B
        Certificate.  The  Trustee  shall be under no  liability  to any Person for making any payments due on such Certificate to such preceding Transferee.

(iv)    Any purported  Certificate  Owner whose acquisition or holding of any Class A, Class M or Class B  Certificate  (or  interest  therein)  was  effected  in  violation  of the restrictions  in this Section 5.02(e) shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer,  any Subservicer and the Trust Fund from and against any and all  liabilities,  claims,  costs or expenses  incurred  by such  parties as a result of such acquisition or holding.

(f)     (i)    Each  Person  who  has or who  acquires  any  Ownership  Interest  in a Class R
Certificate  shall be deemed by the acceptance or  acquisition  of such Ownership  Interest to have agreed to be bound by the following  provisions  and to have  irrevocably  authorized the
Trustee or its designee  under  clause  (iii)(A)  below to deliver  payments to a Person other than such  Person and to  negotiate  the terms of any  mandatory  sale under  clause  (iii)(B)
below and to execute all  instruments  of transfer  and to do all other  things  necessary  in connection with any such sale. The rights of each Person  acquiring any Ownership  Interest in a Class R Certificate are expressly subject to the following provisions:

(A)     Each Person  holding or  acquiring  any  Ownership  Interest in a Class R  Certificate
               shall be a Permitted  Transferee and shall  promptly  notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B)     In  connection  with any  proposed  Transfer  of any  Ownership  Interest in a Class R
               Certificate,  the Trustee shall require  delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,

                             (I)    an affidavit  and  agreement (a  "Transfer  Affidavit  and
                      Agreement,"  in the  form  attached  hereto  as  Exhibit  I-1)  from the proposed  Transferee,  in form and substance  satisfactory to the Master
                      Servicer,  representing and warranting, among other things, that it is a
                      Permitted  Transferee,  that it is not acquiring its Ownership  Interest in the Class R Certificate that is the subject of the proposed  Transfer as a nominee,  trustee  or agent for any  Person who is not a  Permitted
                      Transferee,  that for so long as it retains its Ownership  Interest in a
                      Class R Certificate,  it will endeavor to remain a Permitted Transferee, and that it has reviewed  the  provisions  of this  Section  5.02(f) and agrees to be bound by them, and

                             (II)   a  certificate,  in the form  attached  hereto as  Exhibit
                      I-2,  from the Holder  wishing to transfer the Class R  Certificate,  in form and substance  satisfactory  to the Master  Servicer,  representing and  warranting,  among other  things,  that no purpose of the  proposed
                      Transfer is to impede the assessment or collection of tax.

(C)     Notwithstanding  the  delivery of a Transfer  Affidavit  and  Agreement  by a proposed
               Transferee under clause (B) above, if a Responsible  Officer of the Trustee who
               is  assigned  to  this  Agreement  has  actual   knowledge  that  the  proposed
               Transferee is not a Permitted Transferee,  no Transfer of an Ownership Interest
               in a Class R Certificate to such proposed Transferee shall be effected.

(D)     Each Person  holding or  acquiring  any  Ownership  Interest in a Class R  Certificate
               shall agree (x) to require a Transfer  Affidavit and  Agreement  from any other
               Person to whom such Person  attempts to transfer  its  Ownership  Interest in a
               Class R Certificate  and (y) not to transfer its Ownership  Interest  unless it provides a certificate  to the Trustee in the form  attached  hereto as Exhibit
               I-2.

(E)     Each Person holding or acquiring an Ownership  Interest in a Class R  Certificate,  by
               purchasing  an  Ownership  Interest  in such  Certificate,  agrees  to give the
               Trustee written notice that it is a "pass-through  interest  holder" within the
               meaning  of  Temporary   Treasury   Regulations   Section   1.67-3T(a)(2)(i)(A)
               immediately upon acquiring an Ownership  Interest in a Class R Certificate,  if
               it is, or is holding an Ownership  Interest in a Class R Certificate  on behalf of, a "pass-through interest holder."

(ii)    The Trustee will  register the  Transfer of any Class R  Certificate  only if it shall have  received the Transfer  Affidavit  and  Agreement,  a  certificate  of the Holder requesting  such transfer in the form  attached  hereto as Exhibit I-2 and all of such other documents as shall have been  reasonably  required by the Trustee as a condition to such  registration.  Transfers of the Class R  Certificates  to  Non-United  States
        Persons and Disqualified  Organizations (as defined in Section 860E(e)(5) of the Code)
        are prohibited.

(A)     If any Disqualified Organization shall become a holder of a Class R Certificate,  then the last  preceding  Permitted  Transferee  shall be  restored,  to the  extent permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of registration of such Transfer of such Class R Certificate.  If a
               Non-United  States Person shall become a holder of a Class R Certificate,  then the last  preceding  United  States  Person  shall be  restored,  to the extent permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of registration of such Transfer of such Class R Certificate.  If a transfer of a Class R Certificate is disregarded  pursuant to the provisions of
               Treasury  Regulations  Section  1.860E-1  or  Section  1.860G-3,  then the last preceding  Permitted  Transferee shall be restored,  to the extent permitted by law, to all rights and  obligations as Holder  thereof  retroactive to the date of  registration  of such  Transfer  of such Class R  Certificate.  The Trustee shall be under no liability to any Person for any  registration  of Transfer of a Class R Certificate  that is in fact not permitted by this Section 5.02(f) or for making any payments due on such  Certificate  to the holder  thereof or for taking any other  action with respect to such holder  under the  provisions  of this Agreement.

(B)     If any  purported  Transferee  shall  become  a  Holder  of a Class R  Certificate  in violation of the  restrictions  in this Section  5.02(f) and to the extent that the  retroactive  restoration  of the  rights  of the  Holder  of such  Class R
               Certificate as described in clause (iii)(A) above shall be invalid,  illegal or unenforceable,  then the Master  Servicer shall have the right,  without notice to the  holder or any prior  holder of such Class R  Certificate,  to sell such
               Class R  Certificate  to a purchaser  selected  by the Master  Servicer on such terms as the Master  Servicer  may  choose.  Such  purported  Transferee  shall promptly  endorse and deliver each Class R Certificate  in accordance  with the instructions of the Master Servicer.  Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer.  The proceeds of such sale, net of the  commissions  (which  may  include  commissions  payable  to the  Master
               Servicer or its  Affiliates),  expenses and taxes due, if any, will be remitted by the Master Servicer to such purported  Transferee.  The terms and conditions of any  sale  under  this  clause  (iii)(B)  shall  be  determined  in the sole discretion of the Master Servicer,  and the Master Servicer shall not be liable to any  Person  having an  Ownership  Interest  in a Class R  Certificate  as a
               result of its exercise of such discretion.

(iii)   The Master  Servicer,  on behalf of the Trustee,  shall make  available,  upon written request from the Trustee, all information necessary to compute any tax imposed

(A)     as a result of the Transfer of an Ownership  Interest in a Class R Certificate  to any
               Person who is a Disqualified Organization,  including the information regarding
               "excess  inclusions"  of such Class R  Certificates  required to be provided to the  Internal  Revenue  Service and certain  Persons as  described  in Treasury
               Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

(B)     as a result of any regulated investment company,  real estate investment trust, common trust fund,  partnership,  trust,  estate or organization  described in Section
               1381 of the Code that  holds an  Ownership  Interest  in a Class R  Certificate having  as  among  its  record  holders  at  any  time  any  Person  who  is  a
               Disqualified   Organization.   Reasonable   compensation   for  providing  such
               information may be required by the Master Servicer from such Person.

(iv)    The  provisions  of this  Section  5.02(f)  set forth  prior to this clause (v) may be modified,  added to or  eliminated,  provided that there shall have been  delivered to the Trustee the following:

(A)     Written  notification  from each Rating  Agency to the effect  that the  modification, addition  to or  elimination  of such  provisions  will not cause  such  Rating
               Agency  to  downgrade  its  then-current  ratings,  if  any,  of  the  Class  A
               Certificates  and Class M  Certificates  below  the  lower of the  then-current rating or the rating  assigned to such  Certificates  as of the Closing Date by such Rating Agency; and

(B)     a certificate of the Master Servicer  stating that the Master Servicer has received an
               Opinion of Counsel, in form and substance  satisfactory to the Master Servicer, to  the  effect  that  such  modification,  addition  to  or  absence  of  such provisions  will not cause any of REMIC I,  REMIC II,  REMIC  III,  REMIC IV or
               REMIC V to cease to  qualify  as a REMIC and will not cause (x) any of REMIC I,
               REMIC II, REMIC III, REMIC IV or REMIC V to be subject to an  entity-level  tax caused  by the  Transfer  of any  Class R  Certificate  to a  Person  that is a
               Disqualified  Organization or (y) a  Certificateholder  or another Person to be subject to a REMIC-related  tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g)     No service  charge shall be made for any transfer or exchange of  Certificates  of any
Class,  but  the  Trustee  may  require  payment  of a sum  sufficient  to  cover  any  tax or governmental  charge  that may be imposed in  connection  with any  transfer  or  exchange  of
Certificates.

(h)     All  Certificates  surrendered  for transfer  and  exchange  shall be destroyed by the
Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate  Registrar,  or the
Trustee  and  the  Certificate  Registrar  receive  evidence  to  their  satisfaction  of  the destruction,  loss or theft of any  Certificate,  and (ii) there is  delivered  to the Trustee and the  Certificate  Registrar  such security or indemnity as may be required by them to save each of them  harmless,  then,  in the  absence of notice to the  Trustee  or the  Certificate
Registrar  that such  Certificate  has been  acquired  by a bona fide  purchaser,  the Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen  Certificate,  a new Certificate of like  tenor,  Class and  Percentage  Interest  but  bearing a number not  contemporaneously outstanding.  Upon the issuance of any new  Certificate  under this  Section,  the Trustee may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other  expenses  (including  the fees and expenses of the Trustee and the Certificate  Registrar) connected therewith.  Any duplicate Certificate issued  pursuant to this  Section  shall  constitute  complete  and  indefeasible  evidence of ownership  in the Trust Fund,  as if  originally  issued,  whether or not the lost,  stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior  to  due  presentation  of a  Certificate  for  registration  of  transfer,  the
Depositor,  the Master Servicer,  the Trustee, the Certificate  Registrar and any agent of the
Depositor,  the Master  Servicer,  the  Trustee  or the  Certificate  Registrar  may treat the
Person in whose name any  Certificate is registered as the owner of such  Certificate  for the purpose  of  receiving  distributions  pursuant  to  Section  4.02 and for all other  purposes whatsoever,  except as and to the extent  provided in the  definition  of  "Certificateholder"
and in Section  4.09,  and  neither the  Depositor,  the Master  Servicer,  the  Trustee,  the
Certificate  Registrar nor any agent of the  Depositor,  the Master  Servicer,  the Trustee or
the  Certificate  Registrar  shall be affected by notice to the contrary except as provided in
Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The  Trustee may appoint a Paying  Agent for the  purpose of making  distributions  to
Certificateholders  pursuant  to Section  4.02.  In the event of any such  appointment,  on or prior to each  Distribution  Date the Master  Servicer on behalf of the Trustee  shall deposit or cause to be  deposited  with the Paying  Agent a sum  sufficient  to make the  payments  to
Certificateholders  in the amounts and in the manner  provided for in Section  4.02,  such sum to be held in trust for the  benefit  of  Certificateholders.  The  Trustee  shall  cause each
Paying  Agent to execute and deliver to the Trustee an  instrument  in which such Paying Agent shall  agree with the  Trustee  that such  Paying  Agent will hold all sums held by it for the payment to  Certificateholders  in trust for the  benefit of the  Certificateholders  entitled thereto  until  such sums shall be paid to such  Certificateholders.  Any sums so held by such
Paying  Agent  shall  be held  only in  Eligible  Accounts  to the  extent  such  sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI

                            THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Depositor and the Master Servicer.

        The Depositor  and the Master  Servicer  shall each be liable in  accordance  herewith only  to the  extent  of the  obligations  specifically  and  respectively  imposed  upon  and undertaken by the Depositor and the Master Servicer  herein.  By way of  illustration  and not limitation,  the Depositor is not liable for the servicing and  administration of the Mortgage
Loans,  nor is it obligated by Section 7.01 or 10.01 to assume any  obligations  of the Master
Servicer or to appoint a designee to assume such  obligations,  nor is it liable for any other obligation  hereunder  that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02.  Merger or Consolidation of the Depositor or the Master Servicer; Assignment of
                      Rights and Delegation of Duties by Master Servicer.

(a)     The  Depositor and the Master  Servicer  will each keep in full effect its  existence, rights and franchises as a corporation under the laws of the state of its  incorporation,  and will each obtain and preserve its  qualification  to do business as a foreign  corporation  in each  jurisdiction  in which  such  qualification  is or shall be  necessary  to  protect  the validity and  enforceability of this Agreement,  the Certificates or any of the Mortgage Loans
and to perform its respective duties under this Agreement.

(b)     Any  Person  into  which  the  Depositor  or the  Master  Servicer  may be  merged  or consolidated,  or any  corporation  resulting  from any merger or  consolidation  to which the
Depositor or the Master  Servicer shall be a party,  or any Person  succeeding to the business of the  Depositor  or the Master  Servicer,  shall be the  successor  of the  Depositor or the
Master Servicer,  as the case may be, hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary notwithstanding;  provided,  however,  that the  successor or  surviving  Person to the Master
Servicer  shall be  qualified  to  service  mortgage  loans on behalf of Fannie Mae or Freddie
Mac;  and  provided  further  that  each  Rating  Agency's  ratings,  if any,  of the  Class A
Certificates  and  Class  M  Certificates  in  effect  immediately  prior  to such  merger  or consolidation  will not be qualified,  reduced or withdrawn as a result  thereof (as evidenced by a letter to such effect from each Rating Agency).

(c)     Notwithstanding  anything  else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and  obligations  under this
Agreement;  provided  that the Person  accepting  such  assignment  or  delegation  shall be a
Person which is qualified  to service  mortgage  loans on behalf of Fannie Mae or Freddie Mac, is  reasonably  satisfactory  to the  Trustee  and the  Depositor,  is willing to service  the
Mortgage  Loans and executes and delivers to the Depositor  and the Trustee an  agreement,  in form and substance  reasonably  satisfactory to the Depositor and the Trustee,  which contains an  assumption  by such Person of the due and  punctual  performance  and  observance  of each covenant  and  condition  to be  performed  or  observed  by the  Master  Servicer  under this
Agreement;  provided  further that each Rating  Agency's rating of the Classes of Certificates that have been rated in effect  immediately  prior to such  assignment and delegation will not be  qualified,  reduced  or  withdrawn  as a result  of such  assignment  and  delegation  (as evidenced  by a letter  to such  effect  from  each  Rating  Agency).  In the case of any such assignment and delegation,  the Master  Servicer shall be released from its obligations  under this  Agreement,  except that the Master  Servicer shall remain liable for all liabilities and obligations  incurred by it as Master  Servicer  hereunder  prior to the  satisfaction  of the conditions to such  assignment and delegation set forth in the next preceding  sentence.  This
Section  6.02  shall not apply to any sale,  transfer,  pledge or  assignment  by  Residential
Funding of the Call Rights.

Section 6.03.  Limitation on Liability of the Depositor, the Master Servicer and Others.

        Neither  the  Depositor,  the  Master  Servicer  nor any of the  directors,  officers, employees or agents of the  Depositor or the Master  Servicer  shall be under any liability to the Trust Fund or the  Certificateholders  for any  action  taken or for  refraining  from the taking of any action in good faith  pursuant  to this  Agreement,  or for errors in  judgment;
provided,  however,  that this provision shall not protect the Depositor,  the Master Servicer or any such Person  against any breach of  warranties  or  representations  made herein or any liability  which would  otherwise  be imposed by reason of willful  misfeasance,  bad faith or gross  negligence  in the  performance  of  duties  or by  reason  of  reckless  disregard  of obligations  and duties  hereunder.  The  Depositor,  the Master  Servicer  and any  director, officer,  employee or agent of the Depositor or the Master  Servicer may rely in good faith on any  document  of any  kind  prima  facie  properly  executed  and  submitted  by  any  Person respecting  any  matters  arising  hereunder.  The  Depositor,  the  Master  Servicer  and any director,  officer,  employee  or agent  of the  Depositor  or the  Master  Servicer  shall be indemnified  by the Trust  Fund and held  harmless  against  any loss,  liability  or  expense incurred in connection with any legal action  relating to this Agreement or the  Certificates, other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage
Loans  (except  as any  such  loss,  liability  or  expense  shall be  otherwise  reimbursable pursuant to this Agreement) and any loss,  liability or expense  incurred by reason of willful misfeasance,  bad faith or gross  negligence  in the  performance  of duties  hereunder  or by reason of reckless  disregard of obligations and duties  hereunder.  Neither the Depositor nor the  Master  Servicer  shall be under any  obligation  to appear in,  prosecute  or defend any legal or administrative action,  proceeding,  hearing or examination that is not incidental to its  respective  duties  under this  Agreement  and which in its opinion may involve it in any expense or liability;  provided,  however,  that the  Depositor or the Master  Servicer may in its  discretion  undertake any such action,  proceeding,  hearing or  examination  that it may deem  necessary  or desirable  in respect to this  Agreement  and the rights and duties of the parties  hereto and the  interests of the  Certificateholders  hereunder.  In such event,  the legal  expenses  and  costs  of  such  action,  proceeding,  hearing  or  examination  and any liability  resulting  therefrom  shall be expenses,  costs and  liabilities of the Trust Fund, and the Depositor and the Master  Servicer shall be entitled to be reimbursed  therefor out of amounts  attributable  to the Mortgage  Loans on deposit in the Custodial  Account as provided by Section 3.10 and, on the Distribution  Date(s) following such reimbursement,  the aggregate of such  expenses  and costs  shall be  allocated  in  reduction  of the  Accrued  Certificate
Interest  on each Class  entitled  thereto in the same  manner as if such  expenses  and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Depositor and Master Servicer Not to Resign.

        Subject to the  provisions  of Section  6.02,  neither  the  Depositor  nor the Master
Servicer shall resign from its respective  obligations  and duties hereby imposed on it except upon  determination  that its duties hereunder are no longer permissible under applicable law.
Any such  determination  permitting the  resignation  of the Depositor or the Master  Servicer shall be  evidenced by an Opinion of Counsel (at the expense of the  resigning  party) to such effect  delivered to the Trustee.  No such  resignation  by the Master  Servicer  shall become effective until the Trustee or a successor  servicer shall have assumed the Master  Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                           DEFAULT

Section 7.01.  Events of Default.

        Event  of  Default,  wherever  used  herein,  means  any one of the  following  events
(whatever  reason for such Event of Default and whether it shall be voluntary  or  involuntary or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)     the Master  Servicer shall fail to distribute or cause to be distributed to Holders of
        Certificates of any Class any distribution  required to be made under the terms of the
        Certificates  of such Class and this Agreement and, in either case, such failure shall continue  unremedied  for a period of 5 days after the date upon which written  notice of such failure,  requiring such failure to be remedied,  shall have been given to the
        Master  Servicer  by the  Trustee  or the  Depositor  or to the Master  Servicer,  the
        Depositor  and the Trustee by the  Holders of  Certificates  of such Class  evidencing
        Percentage Interests aggregating not less than 25%; or

(ii)    the Master  Servicer  shall fail to observe  or perform in any  material  respect  any other of the covenants or agreements on the part of the Master  Servicer  contained in the  Certificates  of any Class or in this  Agreement and such failure shall  continue unremedied  for a period of 30 days  (except  that such  number of days shall be 15 in the case of a failure to pay the premium for any Required  Insurance Policy) after the date on which  written  notice of such  failure,  requiring  the same to be  remedied, shall have been given to the Master  Servicer by the Trustee or the  Depositor,  or to
        the Master  Servicer,  the Depositor and the Trustee by the Holders of Certificates of
        any Class  evidencing,  as to such Class,  Percentage  Interests  aggregating not less than 25%; or

(iii)   a decree or order of a court or agency or supervisory  authority  having  jurisdiction in the premises in an  involuntary  case under any present or future  federal or state bankruptcy,  insolvency  or similar law or  appointing  a  conservator  or receiver or liquidator  in any  insolvency,  readjustment  of  debt,  marshalling  of  assets  and liabilities  or similar  proceedings,  or for the  winding-up  or  liquidation  of its affairs,  shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)    the Master  Servicer shall consent to the  appointment of a conservator or receiver or liquidator  in any  insolvency,  readjustment  of  debt,  marshalling  of  assets  and liabilities,  or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)     the Master  Servicer  shall admit in writing its inability to pay its debts  generally as they become  due,  file a petition  to take  advantage  of, or commence a voluntary case under, any applicable  insolvency or reorganization  statute,  make an assignment for the benefit of its creditors,  or voluntarily  suspend payment of its obligations;
        or

(vi)    the Master  Servicer shall notify the Trustee  pursuant to Section  4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default  described  in clauses  (i)-(v) of this  Section  shall  occur, then,  and in each and every such case,  so long as such Event of Default  shall not have been remedied,  either  the  Depositor  or  the  Trustee  shall  at the  direction  of  Holders  of
Certificates  entitled  to at least 51% of the  Voting  Rights,  by notice in  writing  to the
Master  Servicer  (and to the  Depositor if given by the Trustee or to the Trustee if given by the  Depositor),  terminate all of the rights and  obligations  of the Master  Servicer  under this  Agreement  and in and to the  Mortgage  Loans and the proceeds  thereof,  other than its rights as a  Certificateholder  hereunder.  If an Event of Default  described  in clause  (vi)
hereof shall occur,  the Trustee  shall,  by notice to the Master  Servicer and the Depositor, immediately  terminate all of the rights and  obligations  of the Master  Servicer  under this
Agreement  and in and to the Mortgage  Loans and the proceeds  thereof,  other than its rights as a  Certificateholder  hereunder as provided in Section 4.04(b).  On or after the receipt by the Master  Servicer of such written  notice,  all authority and power of the Master  Servicer under this  Agreement,  whether  with  respect  to the  Certificates  (other  than as a Holder thereof) or the  Mortgage  Loans or  otherwise,  shall  subject to Section 7.02 pass to and be vested in the Trustee or the  Trustee's  designee  appointed  pursuant to Section  7.02;  and, without  limitation,  the Trustee is hereby  authorized  and empowered to execute and deliver, on behalf of the Master  Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and  other  instruments,  and to do or  accomplish  all  other  acts or  things  necessary  or appropriate  to effect the  purposes of such notice of  termination,  whether to complete  the transfer and  endorsement  or  assignment  of the  Mortgage  Loans and related  documents,  or otherwise.  The  Master  Servicer  agrees to  cooperate  with the  Trustee  in  effecting  the termination  of the  Master  Servicer's  responsibilities  and  rights  hereunder,  including, without  limitation,  the transfer to the Trustee or its designee for  administration by it of all  cash  amounts  which  shall at the  time be  credited  to the  Custodial  Account  or the
Certificate  Account or  thereafter be received  with respect to the Mortgage  Loans.  No such termination  shall release the Master  Servicer for any liability that it would otherwise have hereunder  for  any  act or  omission  prior  to  the  effective  time  of  such  termination.
Notwithstanding  any  termination of the activities of Residential  Funding in its capacity as
Master Servicer hereunder,  Residential Funding shall be entitled to receive,  out of any late collection  of a  Monthly  Payment  on a  Mortgage  Loan  which  was due  prior to the  notice terminating  Residential  Funding's  rights and obligations as Master  Servicer  hereunder and received  after  such  notice,  that  portion  to which  Residential  Funding  would have been entitled  pursuant to Sections  3.10(a)(ii),  (vi) and (vii) as well as its  Servicing  Fee in respect  thereof,  and  any  other  amounts  payable  to  Residential  Funding  hereunder  the entitlement  to which arose prior to the  termination of its  activities  hereunder.  Upon the termination of Residential  Funding as Master  Servicer  hereunder the Depositor shall deliver to the Trustee as successor Master Servicer a copy of the Program Guide.

Section 7.02.  Trustee or Depositor to Act; Appointment of Successor.

(a)     On and after the time the Master  Servicer  receives a notice of termination  pursuant to Section 7.01 or resigns in  accordance  with Section  6.04,  the Trustee or, upon notice to the Depositor and with the Depositor's  consent (which shall not be  unreasonably  withheld) a designee  (which meets the standards  set forth below) of the Trustee,  shall be the successor in all respects to the Master  Servicer in its capacity as servicer  under this  Agreement and the  transactions  set  forth  or  provided  for  herein  and  shall  be  subject  to all  the responsibilities,  duties and  liabilities  relating  thereto  placed on the  Master  Servicer
(except for the  responsibilities,  duties and  liabilities  contained  in  Sections  2.02 and
2.03(a),  excluding the duty to notify  related  Subservicers  as set forth in such  Sections, and its  obligations to deposit  amounts in respect of losses incurred prior to such notice or termination on the  investment of funds in the Custodial  Account or the  Certificate  Account pursuant  to  Sections  3.07(c) and  4.01(d) by the terms and  provisions  hereof);  provided, however,  that any failure to perform such duties or responsibilities  caused by the preceding
Master  Servicer's  failure  to provide  information  required  by  Section  4.04 shall not be considered a default by the Trustee  hereunder as successor Master  Servicer.  As compensation therefor,  the Trustee as successor  Master  Servicer  shall be entitled to all funds relating to the  Mortgage  Loans which the Master  Servicer  would have been  entitled to charge to the
Custodial  Account or the  Certificate  Account if the Master  Servicer  had  continued to act hereunder  and, in addition,  shall be entitled to the income from any  Permitted  Investments made with amounts  attributable  to the Mortgage  Loans held in the  Custodial  Account or the
Certificate  Account.  If the  Trustee  has become the  successor  to the Master  Servicer  in accordance  with Section 6.04 or Section 7.01,  then  notwithstanding  the above,  the Trustee may, if it shall be  unwilling  to so act, or shall,  if it is unable to so act,  appoint,  or petition a court of  competent  jurisdiction  to  appoint,  any  established  housing and home finance  institution,  which is also a Fannie Mae or Freddie  Mac-approved  mortgage servicing institution,  having a net worth of not less than  $10,000,000  as the successor to the Master
Servicer  hereunder in the  assumption of all or any part of the  responsibilities,  duties or liabilities  of the Master  Servicer  hereunder.  Pending  appointment  of a successor  to the
Master  Servicer  hereunder,  the Trustee  shall become  successor to the Master  Servicer and shall act in such capacity as hereinabove  provided.  In connection with such  appointment and assumption,  the Trustee may make such  arrangements  for the  compensation  of such successor out of payments on Mortgage Loans as it and such  successor  shall agree;  provided,  however, that no such  compensation  shall be in excess of that permitted the initial  Master  Servicer hereunder.  The  Depositor,  the Trustee,  the  Custodian and such  successor  shall take such action,  consistent  with  this  Agreement,  as  shall be  necessary  to  effectuate  any such succession.  The Servicing Fee for any successor  Master Servicer  appointed  pursuant to this
Section  7.02  will be  lowered  with  respect  to those  Mortgage  Loans,  if any,  where the
Subservicing  Fee  accrues  at a rate of less  than  0.50%  per  annum in the  event  that the successor  Master  Servicer is not servicing  such Mortgage Loans directly and it is necessary to  raise  the  related  Subservicing  Fee to a rate of  0.50%  per  annum  in order to hire a
Subservicer with respect to such Mortgage Loans.

(b)     In connection with the  termination or resignation of the Master  Servicer  hereunder, either (i) the successor  Master  Servicer,  including the Trustee if the Trustee is acting as successor  Master  Servicer,  shall  represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material  respects with the rules and  procedures of
MERS in connection  with the servicing of the Mortgage  Loans that are  registered  with MERS, in which case the  predecessor  Master  Servicer  shall  cooperate  with the successor  Master
Servicer in causing  MERS to revise its records to reflect the  transfer of  servicing  to the successor  Master  Servicer  as  necessary  under  MERS'  rules and  regulations,  or (ii) the predecessor  Master  Servicer shall  cooperate with the successor  Master  Servicer in causing
MERS to execute and deliver an  assignment  of Mortgage  in  recordable  form to transfer  the
Mortgage  from MERS to the Trustee and to execute and deliver  such other  notices,  documents and other  instruments  as may be necessary or desirable to effect a transfer of such Mortgage
Loan  or  servicing  of such  Mortgage  Loan  on the  MERS(R)System  to the  successor  Master
Servicer.  The  predecessor  Master  Servicer  shall  file  or  cause  to be  filed  any  such assignment in the appropriate  recording  office.  The predecessor  Master Servicer shall bear any and all fees of MERS,  costs of preparing any assignments of Mortgage,  and fees and costs of filing any  assignments  of Mortgage that may be required  under this  subsection  (b). The successor  Master  Servicer shall cause such  assignment to be delivered to the Trustee or the
Custodian  promptly upon receipt of the original with evidence of recording  thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a)     Upon any such  termination or appointment of a successor to the Master  Servicer,  the
Trustee  shall  give  prompt  written  notice  thereof  to  the  Certificateholders  at  their respective addresses appearing in the Certificate Register.

(b)     Within 60 days  after  the  occurrence  of any Event of  Default,  the  Trustee  shall transmit  by mail to all  Holders  of  Certificates  notice  of each  such  Event  of  Default hereunder  known to the Trustee,  unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04.  Waiver of Events of Default.

        The Holders  representing at least 66% of the Voting Rights of  Certificates  affected by a  default  or Event of  Default  hereunder  may  waive any  default  or Event of  Default;
provided,  however,  that (a) a default or Event of Default  under  clause (i) of Section 7.01 may be waived only by all of the  Holders of  Certificates  affected by such  default or Event of  Default  and (b) no waiver  pursuant  to this  Section  7.04 shall  affect the  Holders of
Certificates  in the  manner set forth in Section  11.01(b)(i),  (ii) or (iii).  Upon any such waiver of a default or Event of Default by the Holders  representing the requisite  percentage of Voting Rights of  Certificates  affected by such default or Event of Default,  such default or Event of Default  shall cease to exist and shall be deemed to have been  remedied for every purpose  hereunder.  No such waiver shall extend to any  subsequent  or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                                    CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a)     The Trustee,  prior to the  occurrence  of an Event of Default and after the curing of all  Events of ` which may have  occurred,  undertakes  to perform  such  duties and only such duties  as are  specifically  set forth in this  Agreement.  In case an Event of  Default  has occurred  (which has not been cured or waived),  the Trustee shall exercise such of the rights and  powers  vested  in it by this  Agreement,  and use the same  degree  of care and skill in their  exercise as a prudent  investor would  exercise or use under the  circumstances  in the conduct of such investor's own affairs.

(b)     The Trustee,  upon receipt of all  resolutions,  certificates,  statements,  opinions,
reports,   documents,  orders  or  other  instruments  furnished  to  the  Trustee  which  are specifically  required to be  furnished  pursuant to any  provision of this  Agreement,  shall examine them to determine  whether they conform to the  requirements  of this  Agreement.  The
Trustee shall notify the  Certificateholders  of any such  documents  which do not  materially conform  to the  requirements  of this  Agreement  in the  event  that the  Trustee,  after so requesting,  does not receive  satisfactorily  corrected  documents in a timely  fashion.  The
Trustee  shall forward or cause to be forwarded in a timely  fashion the notices,  reports and statements  required to be  forwarded  by the Trustee  pursuant to Sections  4.03,  7.03,  and
10.01.  The Trustee shall furnish in a timely fashion to the Master Servicer such  information as the Master  Servicer may  reasonably  request from time to time for the Master  Servicer to fulfill its duties as set forth in this  Agreement.  The Trustee  covenants and agrees that it shall  perform its  obligations  hereunder in a manner so as to maintain the status of each of
REMIC I, REMIC II, REMIC III,  REMIC IV and REMIC V as a REMIC under the REMIC  Provisions and to prevent the  imposition  of any  federal,  state or local  income,  prohibited  transaction
(except as provided in Section 2.04  herein),  contribution  or other tax on the Trust Fund to the extent that  maintaining  such status and avoiding  such taxes are  reasonably  within the control  of the  Trustee  and are  reasonably  within  the  scope  of its  duties  under  this
Agreement.

(c)     No  provision  of this  Agreement  shall be  construed  to relieve  the  Trustee  from liability for its own negligent  action,  its own negligent  failure to act or its own willful misconduct; provided, however, that:

(i)     Prior to the occurrence of an Event of Default,  and after the curing or waiver of all such Events of Default  which may have  occurred,  the duties and  obligations  of the
        Trustee shall be determined  solely by the express  provisions of this Agreement,  the
        Trustee shall not be liable except for the  performance of such duties and obligations as are specifically set forth in this Agreement,  no implied  covenants or obligations shall be read into this  Agreement  against  the  Trustee  and,  in the absence of bad faith on the part of the Trustee,  the Trustee may conclusively  rely, as to the truth of the statements  and the  correctness of the opinions  expressed  therein,  upon any certificates  or  opinions  furnished  to the Trustee by the  Depositor  or the Master
        Servicer  and  which  on  their  face,  do not  contradict  the  requirements  of this
        Agreement;

(ii)    The  Trustee  shall not be  personally  liable for an error of  judgment  made in good faith by a  Responsible  Officer or  Responsible  Officers of the  Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)   The Trustee shall not be personally liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in  accordance  with the  direction  of the
        Certificateholders   holding   Certificates  which  evidence,   Percentage   Interests
        aggregating  not less than 25% of the  affected  classes  as to the time,  method  and place of  conducting  any  proceeding  for any remedy  available  to the  Trustee,  or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)    The Trustee shall not be charged with  knowledge of any default  (other than a default in payment to the  Trustee)  specified  in clauses (i) and (ii) of Section  7.01 or an
        Event  of  Default  under  clauses  (iii),  (iv)  and (v) of  Section  7.01  unless  a
        Responsible  Officer of the Trustee  assigned to and  working in the  Corporate  Trust
        Office  obtains  actual  knowledge  of such  failure or event or the Trustee  receives written notice of such failure or event at its Corporate  Trust Office from the Master
        Servicer, the Depositor or any Certificateholder; and

(v)     Except to the extent  provided in Section 7.02, no provision in this  Agreement  shall require the Trustee to expend or risk its own funds  (including,  without  limitation, the making of any Advance) or otherwise incur any personal financial  liability in the performance  of any of its duties as Trustee  hereunder,  or in the exercise of any of its rights or powers, if the Trustee shall have reasonable  grounds for believing that repayment  of funds or  adequate  indemnity  against  such  risk or  liability  is not reasonably assured to it.

(d)     The Trustee shall timely pay,  from its own funds,  the amount of any and all federal, state and local  taxes  imposed  on the Trust Fund or its  assets or  transactions  including, without limitation,  (A) "prohibited  transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable,  (B) any tax on  contributions to a REMIC  after the  Closing  Date  imposed by  Section  860G(d) of the Code and (C) any tax on
"net income from foreclosure  property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its  obligations  hereunder,  which  breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i)     The Trustee may rely and shall be protected in acting or  refraining  from acting upon
        any  resolution,   Officers'  Certificate,   certificate  of  auditors  or  any  other
        certificate,  statement, instrument, opinion, report, notice, request, consent, order, appraisal,  bond or other paper or  document  believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)    The  Trustee  may consult  with  counsel and any Opinion of Counsel  shall be full and complete  authorization  and  protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)   The  Trustee  shall be under no  obligation  to  exercise  any of the trusts or powers vested in it by this  Agreement  or to  institute,  conduct or defend  any  litigation hereunder  or in relation  hereto at the  request,  order or  direction  of any of the
        Certificateholders,  pursuant  to  the  provisions  of  this  Agreement  or  the  Swap
        Agreement,   unless  such  Certificateholders   shall  have  offered  to  the  Trustee
        reasonable  security or indemnity  against the costs,  expenses and liabilities  which may be incurred therein or thereby;  nothing contained herein shall, however,  relieve the Trustee of the  obligation,  upon the occurrence of an Event of Default (which has not been  cured),  to  exercise  such of the rights  and  powers  vested in it by this
        Agreement,  and to use the same  degree  of care and  skill  in  their  exercise  as a prudent investor would exercise or use under the  circumstances in the conduct of such investor's own affairs;

(iv)    The Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be  authorized  or within the  discretion or rights or powers conferred upon it by this Agreement;

(v)     Prior to the  occurrence of an Event of Default  hereunder and after the curing of all
        Events of Default which may have occurred,  the Trustee shall not be bound to make any investigation  into the  facts  or  matters  stated  in any  resolution,  certificate, statement,  instrument,  opinion,  report, notice, request,  consent, order, approval, bond or other paper or document,  unless  requested in writing to do by the Holders of
        Certificates  of  any  Class  evidencing,  as to  such  Class,  Percentage  Interests, aggregating  not less  than  50%;  provided,  however,  that if the  payment  within a reasonable  time to the  Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation is, in the opinion of the Trustee, not reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require reasonable  indemnity against such expense or liability  as a  condition  to so  proceeding.  The  reasonable  expense of every such examination  shall be paid by the Master  Servicer,  if an Event of Default shall have occurred and is  continuing,  and otherwise by the  Certificateholder  requesting  the investigation;

(vi)    The Trustee may  execute any of the trusts or powers  hereunder  or perform any duties hereunder  either  directly or by or through  agents or  attorneys  provided  that the
        Trustee shall remain liable for any acts of such agents or attorneys; and

(vii)   To the extent  authorized under the Code and the regulations  promulgated  thereunder, each Holder of a Class R Certificate  hereby  irrevocably  appoints and authorizes the
        Trustee to be its  attorney-in-fact  for purposes of signing any Tax Returns  required to be filed on behalf of the  Trust  Fund.  The  Trustee  shall  sign on behalf of the
        Trust Fund and  deliver  to the Master  Servicer  in a timely  manner any Tax  Returns prepared by or on behalf of the Master  Servicer  that the Trustee is required to sign as determined by the Master Servicer  pursuant to applicable  federal,  state or local tax laws,  provided that the Master  Servicer shall  indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)     Following  the  issuance of the  Certificates  (and except as provided  for in Section
2.04),  the Trustee  shall not accept any  contribution  of assets to the Trust Fund unless it shall have  obtained  or been  furnished  with an  Opinion of Counsel to the effect  that such contribution  will not (i) cause any of REMIC I, REMIC II,  REMIC III,  REMIC IV or REMIC V to
fail to qualify as a REMIC at any time that any  Certificates  are  outstanding  or (ii) cause the Trust Fund to be subject to any  federal tax as a result of such  contribution  (including the imposition of any federal tax on "prohibited  transactions"  imposed under Section 860F(a)
of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals  contained  herein and in the  Certificates  (other than the execution of the  Certificates  and relating to the acceptance and receipt of the Mortgage  Loans) shall be taken as the  statements of the  Depositor or the Master  Servicer as the case may be, and the
Trustee   assumes  no   responsibility   for  their   correctness.   The   Trustee   makes  no
representations  as to the validity or sufficiency  of this  Agreement or of the  Certificates
(except that the Certificates  shall be duly and validly  executed and  authenticated by it as
Certificate  Registrar) or of any Mortgage Loan or related  document,  or of MERS or the MERS(R)
System.  Except as otherwise  provided  herein,  the Trustee shall not be accountable  for the use or application by the Depositor or the Master  Servicer of any of the  Certificates  or of
the  proceeds of such  Certificates,  or for the use or  application  of any funds paid to the
Depositor  or the  Master  Servicer  in  respect  of the  Mortgage  Loans or  deposited  in or withdrawn  from the  Custodial  Account or the  Certificate  Account by the  Depositor  or the
Master Servicer.

(a)     Trustee May Own Certificates.

        The Trustee in its  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.04.  Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)     The Master  Servicer  covenants  and agrees to pay to the Trustee  and any  co-trustee from time to time,  and the  Trustee  and any  co-trustee  shall be  entitled  to,  reasonable compensation  (which  shall  not  be  limited  by  any  provision  of  law  in  regard  to the compensation  of a trustee of an express  trust) for all services  rendered by each of them in the execution of the trusts hereby  created and in the exercise and  performance of any of the powers and duties  hereunder of the Trustee and any  co-trustee,  and the Master Servicer will pay or reimburse  the Trustee and any  co-trustee  upon request for all  reasonable  expenses, disbursements  and advances  incurred or made by the Trustee or any  co-trustee  in accordance with any of the provisions of this Agreement  (including the reasonable  compensation  and the expenses  and  disbursements  of its counsel and of all persons not  regularly  in its employ, and  the  expenses  incurred  by  the  Trustee  or  any  co-trustee  in  connection  with  the appointment  of an office  or agency  pursuant  to  Section  8.10)  except  any such  expense, disbursement or advance as may arise from its negligence or bad faith.

(b)     The Master  Servicer  agrees to  indemnify  the Trustee  for,  and to hold the Trustee harmless  against,  any loss,  liability or expense  incurred  without  negligence  or willful misconduct  on  its  part,  arising  out  of,  or  in  connection  with,  the  acceptance  and administration  of the Trust Fund,  including  the costs and  expenses  (including  reasonable legal  fees and  expenses)  of  defending  itself  against  any claim in  connection  with the exercise  or  performance  of any of its  powers or duties  under this  Agreement  or the Swap
Agreement,  and the Master  Servicer  further agrees to indemnify the Trustee for, and to hold the  Trustee  harmless  against,  any  loss,  liability  or  expense  arising  out  of,  or in connection  with, the provisions set forth in the second  paragraph of Section 2.01(a) hereof, including,  without  limitation,  all costs,  liabilities and expenses  (including  reasonable legal fees and expenses) of investigating  and defending  itself against any claim,  action or proceeding,  pending or  threatened,  relating to the provisions of such  paragraph,  provided that:

(i)     with  respect to any such  claim,  the  Trustee  shall have given the Master  Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)    while  maintaining  control  over its own defense,  the Trustee  shall  cooperate  and consult fully with the Master Servicer in preparing such defense; and

(iii)   notwithstanding  anything in this Agreement to the contrary, the Master Servicer shall not be liable for  settlement  of any claim by the Trustee  entered  into  without the prior  consent  of the  Master  Servicer  which  consent  shall  not  be  unreasonably withheld.  No termination of this Agreement  shall affect the  obligations  created by this  Section  8.05(b) of the Master  Servicer  to  indemnify  the  Trustee  under the conditions  and to the extent set forth herein.  Notwithstanding  the  foregoing,  the indemnification  provided by the Master  Servicer in this  Section  8.05(b)  shall not pertain to any loss,  liability  or expense of the  Trustee,  including  the costs and expenses of  defending  itself  against any claim,  incurred  in  connection  with any actions  taken by the Trustee at the direction of  Certificateholders  pursuant to the terms of this Agreement.

Section 8.05.  Eligibility Requirements for Trustee.

        The Trustee  hereunder shall at all times be a national  banking  association or a New
York banking  corporation  having its principal  office in a state and city  acceptable to the
Depositor and organized and doing  business  under the laws of such state or the United States of America,  authorized under such laws to exercise corporate trust powers,  having a combined capital and surplus of at least  $50,000,000  and subject to  supervision  or  examination  by federal or state  authority.  If such corporation or national  banking  association  publishes reports  of  condition  at  least  annually,  pursuant  to law or to the  requirements  of the aforesaid  supervising  or  examining  authority,  then for the  purposes of this  Section the combined  capital and surplus of such  corporation  shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so  published.  In case at any time the  Trustee  shall  cease to be  eligible  in  accordance  with the  provisions  of this
Section,  the Trustee shall resign  immediately in the manner and with the effect specified in
Section 8.07.

Section 8.06.  Resignation and Removal of the Trustee.

(a)     The Trustee may at any time resign and be discharged  from the trusts  hereby  created by giving  written  notice  thereof to the Depositor and the Master  Servicer.  Upon receiving such notice of  resignation,  the  Depositor  shall  promptly  appoint a successor  trustee by written  instrument,  in  duplicate,  one copy of which  instrument  shall be delivered to the resigning  Trustee and one copy to the successor  trustee.  If no successor trustee shall have been so  appointed  and have  accepted  appointment  within 30 days  after the  giving of such notice  of  resignation  then the  resigning  Trustee  may  petition  any  court of  competent jurisdiction for the appointment of a successor trustee.

(b)     If at any  time  the  Trustee  shall  cease  to be  eligible  in  accordance  with the provisions  of Section 8.06 and shall fail to resign  after  written  request  therefor by the
Depositor,  or if at any time the  Trustee  shall  become  incapable  of  acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the  Trustee or of its  property  shall be appointed,  or any  public  officer  shall take  charge or  control  of the  Trustee or of its property or affairs for the purpose of rehabilitation,  conservation or liquidation,  then the
Depositor  may remove the Trustee and appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which  instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.  In addition,  in the event that the Depositor  determines that the Trustee has failed (i) to  distribute  or cause to be  distributed  to  Certificateholders any amount  required  to be  distributed  hereunder,  if such amount is held by the Trustee or its Paying Agent (other than the Master  Servicer or the Depositor) for  distribution  or (ii)
to otherwise  observe or perform in any material  respect any of its covenants,  agreements or obligations  hereunder,  and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause  (ii)  above)  after the date on which written  notice of such failure,  requiring  that the same be remedied,  shall have been given to the Trustee by the  Depositor,  then the Depositor may remove the Trustee and appoint a successor  trustee by written  instrument  delivered as provided in the preceding  sentence.
In  connection  with  the  appointment  of a  successor  trustee  pursuant  to  the  preceding sentence,  the Depositor  shall, on or before the date on which any such  appointment  becomes effective,  obtain from each Rating Agency written  confirmation  that the  appointment of any such  successor  trustee  will not result in the  reduction of the ratings on any class of the
Certificates below the lesser of the then current or original ratings on such Certificates.

(c)     The Holders of  Certificates  entitled to at least 51% of the Voting Rights may at any
time  remove  the  Trustee  and  appoint  a  successor   trustee  by  written   instrument  or
instruments,   in  triplicate,   signed  by  such  Holders  or  their  attorneys-in-fact  duly authorized,  one complete set of which  instruments  shall be delivered to the Depositor,  one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)     Any  resignation  or removal of the Trustee  and  appointment  of a successor  trustee pursuant to any of the provisions of this Section shall become  effective  upon  acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.07.  Successor Trustee.

(a)     Any  successor   trustee   appointed  as  provided  in  Section  8.07  shall  execute, acknowledge  and  deliver  to the  Depositor  and to its  predecessor  trustee  an  instrument accepting  such  appointment  hereunder,  and  thereupon  the  resignation  or  removal of the predecessor  trustee shall become effective and such successor  trustee shall become effective and such successor  trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its  predecessor  hereunder, with the like effect as if originally named as trustee herein.  The predecessor  trustee shall deliver to the  successor  trustee all Mortgage  Files and related  documents  and  statements held by it  hereunder  (other than any Mortgage  Files at the time held by a Custodian,  which shall become the agent of any successor  trustee  hereunder),  and the  Depositor,  the Master
Servicer and the  predecessor  trustee shall execute and deliver such  instruments and do such other  things  as may  reasonably  be  required  for more  fully  and  certainly  vesting  and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)     No successor  trustee shall accept  appointment  as provided in this Section unless at the time of such acceptance  such successor  trustee shall be eligible under the provisions of
Section 8.06.

(c)     Upon  acceptance of  appointment  by a successor  trustee as provided in this Section, the Depositor  shall mail notice of the  succession  of such trustee  hereunder to all Holders of  Certificates at their  addresses as shown in the  Certificate  Register.  If the Depositor fails to mail such notice  within 10 days after  acceptance  of  appointment  by the successor trustee,  the  successor  trustee  shall  cause such notice to be mailed at the expense of the
Depositor.

Section 8.08.  Merger or Consolidation of Trustee.

        Any corporation or national  banking  association into which the Trustee may be merged or converted  or with which it may be  consolidated  or any  corporation  or national  banking association  resulting  from any  merger,  conversion  or  consolidation  to which the Trustee shall be a party,  or any  corporation  or  national  banking  association  succeeding  to the business of the  Trustee,  shall be the  successor  of the Trustee  hereunder,  provided  such corporation  or  national  banking  association  shall be  eligible  under the  provisions  of
Section  8.06,  without the execution or filing of any paper or any further act on the part of any of the  parties  hereto,  anything  herein to the  contrary  notwithstanding.  The Trustee shall mail  notice of any such  merger or  consolidation  to the  Certificateholders  at their address as shown in the Certificate Register.

Section 8.09.  Appointment of Co-Trustee or Separate Trustee.

(a)     Notwithstanding  any other provisions  hereof, at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction  in which any part of the Trust Fund or property securing  the same may at the time be located,  the Master  Servicer  and the  Trustee  acting jointly shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee to act as  co-trustee or  co-trustees,  jointly with the
Trustee,  or separate trustee or separate trustees,  of all or any part of the Trust Fund, and to vest in such  Person or Persons,  in such  capacity,  such title to the Trust Fund,  or any part  thereof,  and,  subject to the other  provisions  of this  Section  8.10,  such  powers, duties,  obligations,  rights and trusts as the Master  Servicer  and the Trustee may consider necessary  or  desirable.  If the Master  Servicer  shall not have joined in such  appointment within 15 days  after the  receipt by it of a request so to do, or in case an Event of Default shall have  occurred and be  continuing,  the Trustee  alone shall have the power to make such appointment.  No co-trustee or separate trustee  hereunder shall be required to meet the terms of  eligibility  as a successor  trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s)  or separate  trustee(s) shall be required under Section 8.08 hereof.

(b)     In the case of any  appointment of a co-trustee or separate  trustee  pursuant to this
Section  8.10 all  rights,  powers,  duties and  obligations  conferred  or  imposed  upon the
Trustee  shall be  conferred or imposed  upon and  exercised or performed by the Trustee,  and such separate  trustee or co-trustee  jointly,  except to the extent that under any law of any jurisdiction  in which any  particular  act or acts are to be  performed  (whether  as Trustee
hereunder  or  as  successor  to  the  Master  Servicer  hereunder),   the  Trustee  shall  be
incompetent or  unqualified  to perform such act or acts, in which event such rights,  powers, duties and  obligations  (including  the  holding  of title to the Trust  Fund or any  portion thereof in any such  jurisdiction)  shall be exercised and performed by such separate  trustee or co-trustee at the direction of the Trustee.

(c)     Any notice,  request or other  writing  given to the  Trustee  shall be deemed to have been given to each of the then separate  trustees and co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing any separate trustee or co-trustee shall refer to this  Agreement  and the  conditions  of this  Article  VIII.  Each  separate  trustee  and co-trustee,  upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly with the Trustee or separately,  as may be provided  therein,  subject to all the  provisions  of this  Agreement, specifically  including  every  provision  of  this  Agreement  relating  to the  conduct  of, affecting the liability of, or affording  protection  to, the Trustee.  Every such  instrument shall be filed with the Trustee.

(d)     Any separate  trustee or  co-trustee  may, at any time,  constitute  the Trustee,  its agent or  attorney-in-fact,  with full power and  authority,  to the extent not  prohibited by law,  to do any  lawful act under or in  respect  of this  Agreement  on its behalf and in its name. If any separate trustee or co-trustee  shall die, become incapable of acting,  resign or be removed, all of its estates,  properties,  rights, remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the  appointment of a new or successor trustee.

Section 8.10.  Appointment of Custodians.

        The Trustee may, with the consent of the Master  Servicer and the  Depositor,  appoint one or more  Custodians  who are not  Affiliates  of the  Depositor or the Master  Servicer to
hold all or a portion of the  Mortgage  Files as agent for the  Trustee,  by  entering  into a
Custodial  Agreement.  Subject to Article VIII, the Trustee agrees to comply with the terms of each  Custodial  Agreement  and to  enforce  the  terms and  provisions  thereof  against  the
Custodian  for the benefit of the  Certificateholders.  Each  Custodian  shall be a depository institution  subject  to  supervision  by federal  or state  authority,  shall have a combined capital  and  surplus of at least  $15,000,000  and shall be  qualified  to do business in the jurisdiction  in which it holds any Mortgage  File.  Each  Custodial  Agreement may be amended only as provided in Section  11.01.  The Trustee  shall notify the  Certificateholders  of the appointment  of any  Custodian  (other than the  Custodian  appointed as of the Closing  Date)
pursuant to this Section  8.10.  The Trustee will  maintain an office or agency in the City of
New York where  Certificates may be surrendered for registration of transfer or exchange.  The
Trustee  initially  designates its offices located at 4 New York Plaza,  6th Floor,  New York,
New York  10004,  for the  purpose of keeping  the  Certificate  Register.  The  Trustee  will maintain  an office at the  address  stated in  Section  11.05(c)  hereof  where  notices  and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                                         TERMINATION

Section 9.01.  Termination  Upon  Purchase  by  Residential  Funding  or  Liquidation  of All
                      Mortgage Loans.

(a)     Subject to Section  9.02,  the  respective  obligations  and  responsibilities  of the
Depositor,  the Master Servicer and the Trustee created hereby in respect of the  Certificates
(other  than  the  obligation  of the  Trustee  to  make  certain  payments  after  the  Final
Distribution  Date to  Certificateholders  and the obligation of the Depositor to send certain notices as hereinafter  set forth) shall  terminate upon the last action  required to be taken by the Trustee on the Final  Distribution  Date  pursuant  to this  Article IX  following  the earlier of:

(i)     the later of the final  payment or other  liquidation  (or any  Advance  with  respect thereto) of the last Mortgage Loan  remaining in the Trust Fund or the  disposition of all property  acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage
        Loan, or

(ii)    the purchase by Residential  Funding of all Mortgage  Loans and all property  acquired in respect of any Mortgage Loan  remaining in the Trust Fund, at a price equal to 100%
        of the unpaid  principal  balance of each  Mortgage Loan (or, if less than such unpaid principal balance,  the fair market value of the related  underlying  property of such
        Mortgage  Loan with respect to Mortgage  Loans as to which title has been  acquired if such fair  market  value is less than such  unpaid  principal  balance)  on the day of repurchase,  plus unpaid  accrued  interest  thereon at the Mortgage Rate (or Modified
        Mortgage  Rate in the case of any Modified  Mortgage  Loan) from the Due Date to which interest was last paid by the  Mortgagor to, but not  including,  the first day of the month in which such repurchase price is distributed plus any Swap Termination  Payment payable  to the  Swap  Counterparty  then  remaining  unpaid  or  which  is due to the exercise of such option;  provided,  however, that in no event shall the trust created hereby  continue beyond the earlier of (i) the Maturity Date or (ii) the expiration of
        21 years from the death of the last survivor of the  descendants of Joseph P. Kennedy, the late  ambassador  of the United  States to the Court of St.  James,  living on the date hereof;  and provided  further,  that the purchase price set forth above shall be
        increased  as  is  necessary,   as  determined  by  the  Master  Servicer,   to  avoid
        disqualification  of any of REMIC I,  REMIC II,  REMIC  III,  REMIC IV or REMIC V as a
        REMIC.  The purchase price paid by Residential  Funding shall also include any amounts owed by  Residential  Funding  pursuant  to the last  paragraph  of  Section  4 of the
        Assignment  Agreement in respect of any  liability,  penalty or expense that  resulted from a breach of the  representation  and  warranty  set forth in clause  (bb) of such
        Section, that remain unpaid on the date of such purchase.

        The right of  Residential  Funding  to  purchase  all the  assets  of the  Trust  Fund relating to the Mortgage  Loans,  pursuant to clause (ii) above is  conditioned  upon the date of such  purchase  occurring  on or after the  Optional  Termination  Date.  If such  right is exercised by Residential  Funding,  the Master Servicer shall be entitled to reimbursement for the full  amount of any  unreimbursed  Advances  theretofore  made by it with  respect  to the
Mortgage Loans being  purchased,  pursuant to Section 3.10. In addition,  the Master  Servicer shall  provide to the Trustee the  certification  required by Section 3.15 and the Trustee and
any  Custodian  shall,   promptly  following  payment  of  the  purchase  price,   release  to
Residential Funding the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In  addition,  on any  Distribution  Date on or after the Optional  Termination  Date,
Residential  Funding shall have the right, at its option,  to purchase all of the Certificates in  whole,  but not in  part,  at a  price  equal  to the  aggregate  outstanding  Certificate
Principal Balance of the Certificates,  plus one month's Accrued  Certificate  Interest on the
Certificates,  any previously unpaid Accrued Certificate  Interest,  and any unpaid Prepayment
Interest Shortfall previously allocated thereto.

(b)     The Master  Servicer shall give the Trustee not less than 60 days' prior notice of the
Distribution  Date on which the Master Servicer  anticipates that the final  distribution will be made to  Certificateholders  (whether as a result of the exercise by Residential Funding of its right to purchase the assets of the Trust Fund or otherwise).  Notice of any  termination, specifying  the  anticipated  Final  Distribution  Date  (which  shall  be a date  that  would otherwise  be a  Distribution  Date) upon which the  Certificateholders  may  surrender  their
Certificates to the Trustee for payment of the final  distribution and cancellation,  shall be given  promptly by the Master  Servicer (if  Residential  Funding is  exercising  its right to purchase  the assets of the Trust  Fund),  or by the  Trustee (in any other case) by letter to
Certificateholders  mailed  not  earlier  than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i)     the anticipated  Final  Distribution Date upon which final payment of the Certificates is  anticipated  to be made upon  presentation  and surrender of  Certificates  at the office or agency of the Trustee therein designated,

(ii)    the amount of any such final payment, if known, and

(iii)   that  the  Record  Date  otherwise   applicable  to  such  Distribution  Date  is  not
        applicable,  and that payment will be made only upon presentation and surrender of the
        Certificates at the office or agency of the Trustee therein specified.

        If  the  Master  Servicer  is  obligated  to  give  notice  to  Certificateholders  as aforesaid,  it shall give such notice to the Certificate  Registrar at the time such notice is given to  Certificateholders.  In the  event  such  notice  is given by the  Master  Servicer,
Residential  Funding  shall  deposit in the Custodial  Account  before the Final  Distribution
Date in  immediately  available  funds an amount equal to the purchase price for the assets of the Trust Fund computed as above  provided.  The Master  Servicer shall provide to the Trustee written  notification  of any change to the  anticipated  Final  Distribution  Date as soon as practicable.  If the Trust Fund is not terminated on the anticipated Final  Distribution Date,
for  any  reason,   the  Trustee  shall   promptly  mail  notice   thereof  to  each  affected
Certificateholder.

(c)     Upon  presentation  and surrender of the Certificates by the  Certificateholders,  the
Trustee shall (i)  distribute to the  Certificateholders  on the Final  Distribution  Date the
respective  amounts  determined  in  accordance  with  Section  4.02  and (ii) pay to the Swap
Counterparty  (without the  duplication of amounts  payable to the Swap  Counterparty  on such date under Section 4.02) any Swap Termination  Payment payable to the Swap  Counterparty  then remaining  unpaid or which is due to the  exercise of an early  termination  of the Trust Fund pursuant to this Section 9.01.

(d)     In the event that any  Certificateholders  shall not surrender their  Certificates for final payment and  cancellation  on or before the Final  Distribution  Date, the Trustee shall
on  such  date  cause  all  funds  in  the  Certificate   Account  not  distributed  in  final
distribution  to  Certificateholders  to be withdrawn  therefrom and credited to the remaining
Certificateholders  by depositing  such funds in a separate  escrow account for the benefit of such  Certificateholders,  and the Master Servicer (if Residential Funding exercised its right to  purchase  the assets of the Trust  Fund),  or the Trustee (in any other case) shall give a second  written notice to the remaining  Certificateholders  to surrender  their  Certificates for  cancellation  and receive the final  distribution  with  respect  thereto.  If within six months  after  the  second  notice  any  Certificate  shall  not  have  been  surrendered  for cancellation,  the Trustee shall take appropriate  steps as directed by the Master Servicer to contact the  remaining  Certificateholders  concerning  surrender of their  Certificates.  The costs and expenses of  maintaining  the escrow  account and of  contacting  Certificateholders shall be paid out of the assets  which  remain in the escrow  account.  If within  nine months after the second notice any  Certificates  shall not have been  surrendered for  cancellation, the  Trustee  shall pay to the  Master  Servicer  all  amounts  distributable  to the  holders thereof and the Master Servicer shall  thereafter hold such amounts until  distributed to such holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount held in the  escrow  account  or by the  Master  Servicer  as a result of such  Certificateholder's failure to surrender  its  Certificate(s)  for final payment  thereof in accordance  with this
Section  9.01 and the  Certificateholders  shall  look only to the  Master  Servicer  for such payment.

(e)     All rights of  Residential  Funding to purchase  the assets of the Trust  Fund,  or to purchase  specified  classes of Certificates,  as set forth in Section 9.01(a) are referred to in  this  Agreement  as the  "Call  Rights".  Notwithstanding  any  other  provision  of  this
Agreement,  Residential  Funding shall have the right to sell,  transfer,  pledge or otherwise assign  the  Call  Rights  at any time to any  Person.  Upon  written  notice  by  Residential
Funding to the Trustee and the Master  Servicer of any such  assignment  of the Call Rights to any  assignee,  the Trustee and the Master  Servicer  shall be  obligated  to  recognize  such assignee as the holder of the Call  Rights.  Such  entity,  if not  Residential  Funding or an affiliate,  shall be deemed to represent, at the time of such sale, transfer,  pledge or other assignment,  that one of the  following  will be, and at the time the Call Right is  exercised is, true and  correct:  (i) the  exercise of such Call Right shall not result in a  non-exempt prohibited  transaction  under section 406 of ERISA or section 4975 of the Code  (including by reason of U.S.  Department of Labor ("DOL")  Prohibited  Transaction Class Exemption  ("PTCE")
75-1 (Part I),  84-14,  90-1,  91-38,  95-60 or 96-23 or other  applicable  exemption) or (ii)
such  entity is (A) not a party in interest  under  section  3(14) of ERISA or a  disqualified person  under  section  4975(e)(2)  of the Code with  respect  to any  employee  benefit  plan subject to section  3(3) of ERISA or any plan  subject to section 4975 of the Code (other than an employee  benefit plan or plan  sponsored or  maintained  by the entity,  provided  that no assets of such  employee  benefit  plan or plan are  invested  or deemed to be invested in the
Certificates)  and (B) not a "benefit plan  investor" as described in DOL  regulation  section
2510.3-101(f)(2).  If any such  assignee  of the Call  Right is unable to  exercise  such Call
Right  by  reason  of the  preceding  sentence,  then  the  Call  Right  shall  revert  to the immediately  preceding  assignor of such Call Right subject to the rights of any secured party therein.

Section 9.02.  Additional Termination Requirements.

(a)     Each of REMIC I, REMIC II,  REMIC III,  REMIC IV and REMIC V as the case may be, shall be terminated in accordance  with the following  additional  requirements,  unless the Trustee and the Master  Servicer have received an Opinion of Counsel  (which  Opinion of Counsel shall not be an expense of the  Trustee)  to the  effect  that the  failure of any of REMIC I, REMIC
II, REMIC III,  REMIC IV and REMIC V, as the case may be, to comply with the  requirements  of this  Section  9.02  will not (i)  result  in the  imposition  on the  Trust  Fund of taxes on
"prohibited  transactions,"  as described  in Section  860F of the Code,  or (ii) cause any of
REMIC I, REMIC II,  REMIC  III,  REMIC IV or REMIC V to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)     The Master Servicer shall establish a 90-day  liquidation  period for each of REMIC I,
        REMIC II,  REMIC III,  REMIC IV and REMIC V, and  specify the first day of such period in a statement  attached  to the Trust  Fund's  final Tax Return  pursuant to Treasury regulations  Section  1.860F-1.  The Master  Servicer  also shall  satisfy  all of the requirements  of a  qualified  liquidation  for each of REMIC I, REMIC II,  REMIC III,
        REMIC IV and REMIC V under Section 860F of the Code and the regulations thereunder;

(ii)    The Master  Servicer  shall  notify the  Trustee at the  commencement  of such  90-day liquidation  period and, at or prior to the time of making of the final payment on the
        Certificates,  the Trustee  shall sell or  otherwise  dispose of all of the  remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)   If  Residential  Funding is  exercising  its right to purchase the assets of the Trust
        Fund,  Residential Funding shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b)     Each Holder of a Certificate and the Trustee hereby irrevocably  approves and appoints the Master Servicer as its  attorney-in-fact to adopt a plan of complete  liquidation for each of REMIC I,  REMIC II,  REMIC  III,  REMIC IV and REMIC V at the  expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

ARTICLE X

                                       REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a)     The REMIC  Administrator  shall make an  election  to treat each of REMIC I, REMIC II,
REMIC  III,  REMIC  IV and  REMIC V as a  REMIC  under  the  Code  and,  if  necessary,  under applicable  state law. Such election  will be made on Form 1066 or other  appropriate  federal tax or  information  return  (including  Form 8811) or any  appropriate  state  return for the taxable  year  ending  on the last day of the  calendar  year in which  the  Certificates  are issued.  The REMIC I Regular Interests shall be designated as the "regular  interests" and the
Class R-I  Certificates  shall be  designated  as the sole class of  "residual  interests"  in
REMIC I. The REMIC II Regular  Interests  shall be designated as the "regular  interests"  and the Class R-II Certificates  shall be designated as the sole class of "residual  interests" in
REMIC II. The Class A, Class M and Class B  Certificates  and Class IO  Interest  and Class SB
Interests  shall  be  designated  as the  "regular  interests"  in  REMIC  III.  The  Class SB
Certificate  shall be  designated as the "regular  interest"  and the Class R-IV  Certificates shall be  designated  as the sole  class of  "residual  interests"  in REMIC  IV.  The REMIC V
Regular  Interest  IO  shall  be  designated  as the  "regular  interest"  and the  Class  R-V
Certificates  shall be  designated  as the sole class of "residual  interests" in REMIC V. The
REMIC  Administrator and the Trustee shall not permit the creation of any "interests"  (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates.

(b)     The Closing Date is hereby  designated  as the "startup day" of each of REMIC I, REMIC
II, REMIC III, REMIC IV and REMIC V within the meaning of Section 860G(a)(9) of the Code.

(c)     The REMIC  Administrator shall hold a Class R Certificate in each REMIC representing a
0.01%  Percentage  Interest of the Class R Certificates  in each REMIC and shall be designated as the "tax matters  person"  with  respect to each of REMIC I, REMIC II, REMIC III,  REMIC IV and  REMIC V in the  manner  provided  under  Treasury  regulations  section  1.860F-4(d)  and
Treasury  regulations  section  301.6231(a)(7)-1.  The  REMIC  Administrator,  as tax  matters person,  shall (i) act on behalf of each of REMIC I, REMIC II,  REMIC III,  REMIC IV and REMIC
V in relation to any tax matter or  controversy  involving  the Trust Fund and (ii)  represent the Trust Fund in any  administrative  or judicial  proceeding  relating to an  examination or audit  by any  governmental  taxing  authority  with  respect  thereto.  The  legal  expenses, including  without  limitation  attorneys'  or  accountants'  fees,  and  costs  of  any  such proceeding and any liability  resulting  therefrom shall be expenses of the Trust Fund and the
REMIC  Administrator shall be entitled to reimbursement  therefor out of amounts  attributable to the Mortgage  Loans on deposit in the Custodial  Account as provided by Section 3.10 unless such legal  expenses  and costs are  incurred by reason of the REMIC  Administrator's  willful misfeasance,  bad faith or gross  negligence.  If the  REMIC  Administrator  is no longer  the
Master Servicer  hereunder,  at its option the REMIC  Administrator may continue its duties as
REMIC  Administrator  and shall be paid reasonable  compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)     The REMIC  Administrator  shall prepare or cause to be prepared all of the Tax Returns that it  determines  are required  with respect to each REMIC  created  hereunder  and deliver such Tax Returns in a timely  manner to the  Trustee and the Trustee  shall sign and file such
Tax Returns in a timely  manner.  The expenses of preparing such returns shall be borne by the
REMIC  Administrator  without any right of  reimbursement  therefor.  The REMIC  Administrator agrees to  indemnify  and hold  harmless  the  Trustee  with  respect to any tax or  liability arising  from the  Trustee's  signing of Tax Returns  that contain  errors or  omissions.  The
Trustee  and  Master  Servicer  shall  promptly  provide  the  REMIC  Administrator  with such information  as the REMIC  Administrator  may from time to time  request  for the  purpose  of enabling the REMIC Administrator to prepare Tax Returns.

(e)     The REMIC  Administrator  shall provide (i) to any Transferor of a Class R Certificate such  information  as is necessary for the  application of any tax relating to the transfer of a Class R  Certificate  to any Person who is not a Permitted  Transferee,  (ii) to the Trustee
and the Trustee shall forward to the  Certificateholders  such  information  or reports as are required  by the  Code  or the  REMIC  Provisions  including  reports  relating  to  interest, original  issue  discount,  if any,  and  market  discount  or premium  (using the  Prepayment
Assumption) and (iii) to the Internal Revenue Service the name,  title,  address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)     The Master  Servicer  and the REMIC  Administrator  shall take such  actions and shall cause each REMIC created  hereunder to take such actions as are  reasonably  within the Master
Servicer's  or  the  REMIC   Administrator's   control  and  the  scope  of  its  duties  more
specifically  set forth  herein as shall be  necessary  or  desirable  to maintain  the status thereof  as a REMIC  under the REMIC  Provisions  (and the  Trustee  shall  assist  the Master
Servicer  and the REMIC  Administrator,  to the  extent  reasonably  requested  by the  Master
Servicer  and  the  REMIC  Administrator  to do  so).  In  performing  their  duties  as  more specifically  set forth  herein,  the Master  Servicer and the REMIC  Administrator  shall not knowingly or  intentionally  take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably  within their respective  control and  the  scope  of  duties  more  specifically  set  forth  herein,  that,  under  the  REMIC
Provisions,  if taken or not taken,  as the case may be,  could (i) endanger the status of any of REMIC I,  REMIC II,  REMIC III,  REMIC IV or REMIC V as a REMIC or (ii) with the  exception of actions taken in  connection  with Section 4.08 hereof,  result in the  imposition of a tax upon any of REMIC I, REMIC II, REMIC III,  REMIC IV or REMIC V  (including  but not limited to the tax on  prohibited  transactions  as defined in Section  860F(a)(2) of the Code (except as provided  in  Section  2.04) and the tax on  contributions  to a REMIC  set  forth in  Section
860G(d)  of the Code)  (either  such  event,  in the  absence  of an Opinion of Counsel or the indemnification  referred to in this  sentence,  an "Adverse  REMIC Event")  unless the Master
Servicer or the REMIC  Administrator,  as  applicable,  has received an Opinion of Counsel (at the  expense  of the party  seeking to take such  action  or, if such party  fails to pay such expense,  and the Master Servicer or the REMIC Administrator,  as applicable,  determines that taking such action is in the best  interest of the Trust Fund and the  Certificateholders,  at the expense of the Trust  Fund,  but in no event at the  expense of the Master  Servicer,  the
REMIC  Administrator  or the  Trustee)  to the effect that the  contemplated  action will not, with respect to the Trust Fund created  hereunder,  endanger such status or, unless the Master
Servicer or the REMIC  Administrator  or both, as  applicable,  determine in its or their sole discretion  to indemnify the Trust Fund against the  imposition  of such a tax,  result in the imposition of such a tax.  Wherever in this Agreement a  contemplated  action may not be taken because the timing of such action might result in the  imposition  of a tax on the Trust Fund, or may only be taken  pursuant to an Opinion of Counsel  that such  action  would not impose a tax on the Trust Fund,  such  action may  nonetheless  be taken  provided  that the  indemnity given in the  preceding  sentence with respect to any taxes that might be imposed on the Trust
Fund has been given and that all other  preconditions  to the taking of such  action have been satisfied.  The Trustee shall not take or fail to take any action  (whether or not  authorized hereunder) as to which the Master  Servicer or the REMIC  Administrator,  as  applicable,  has advised  it in writing  that it has  received  an  Opinion  of  Counsel to the effect  that an
Adverse  REMIC Event could occur with respect to such action or inaction,  as the case may be.
In  addition,  prior to taking any action  with  respect to the Trust Fund or its  assets,  or causing the Trust Fund to take any action,  which is not expressly  permitted  under the terms of  this  Agreement,  the  Trustee  will  consult  with  the  Master  Servicer  or  the  REMIC
Administrator,  as  applicable,  or its  designee,  in writing,  with  respect to whether such action  could  cause an Adverse  REMIC  Event to occur with  respect to the Trust Fund and the
Trustee  shall not take any such  action or cause the Trust Fund to take any such action as to which the  Master  Servicer  or the REMIC  Administrator,  as  applicable,  has  advised it in writing  that  an  Adverse  REMIC  Event  could  occur.  The  Master  Servicer  or  the  REMIC
Administrator,  as applicable,  may consult with counsel to make such written advice,  and the cost of same shall be borne by the party  seeking to take the action not  expressly  permitted by this  Agreement,  but in no  event at the  expense  of the  Master  Servicer  or the  REMIC
Administrator.  At all times as may be required by the Code, the Master  Servicer or the REMIC
Administrator,  as  applicable,  will to the extent  within its  control  and the scope of its duties more  specifically set forth herein,  maintain  substantially  all of the assets of the
REMIC as  "qualified  mortgages" as defined in Section  860G(a)(3) of the Code and  "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g)     In the  event  that any tax is  imposed  on  "prohibited  transactions"  of any  REMIC created  hereunder  as  defined  in  Section  860F(a)(2)  of the  Code,  on "net  income  from foreclosure  property"  of any  REMIC as  defined  in  Section  860G(c)  of the  Code,  on any contributions  to any REMIC after the startup day therefor  pursuant to Section 860G(d) of the
Code,  or any other tax  imposed by the Code or any  applicable  provisions  of state or local tax laws, such tax shall be charged (i) to the Master  Servicer,  if such tax arises out of or results from a breach by the Master  Servicer of any of its  obligations  under this Agreement or the Master  Servicer has in its sole  discretion  determined  to  indemnify  the Trust Fund against such tax,  (ii) to the Trustee,  if such tax arises out of or results from a breach by the  Trustee of any of its  obligations  under  this  Article  X, or (iii)  otherwise  against amounts  on  deposit  in  the  Custodial  Account  as  provided  by  Section  3.10  and on the
Distribution  Date(s)  following  such  reimbursement  the  aggregate  of such taxes  shall be allocated in reduction of the Accrued  Certificate  Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)     The Trustee and the Master Servicer shall,  for federal income tax purposes,  maintain books and records  with  respect to each REMIC on a calendar  year and on an accrual  basis or as otherwise may be required by the REMIC Provisions.

(i)     Following  the startup day,  neither the Master  Servicer nor the Trustee shall accept any  contributions  of assets to any REMIC  unless  (subject to Section  10.01(f))  the Master
Servicer  and the  Trustee  shall have  received  an Opinion of Counsel (at the expense of the party  seeking to make such  contribution)  to the effect that the inclusion of such assets in any REMIC will not cause any of REMIC I, REMIC II,  REMIC III,  REMIC IV or REMIC V to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding  or  subject  any such
REMIC to any tax under the REMIC Provisions or other applicable  provisions of federal,  state and local law or ordinances.

(j)     Neither the Master Servicer nor the Trustee shall (subject to Section  10.01(f)) enter into any  arrangement  by which any of REMIC I, REMIC II, REMIC III,  REMIC IV or REMIC V will receive a fee or other  compensation  for  services nor permit any of REMIC I, REMIC II, REMIC
III,  REMIC IV or REMIC V to receive any income from assets other than  "qualified  mortgages"
as  defined  in  Section  860G(a)(3)  of the Code or  "permitted  investments"  as  defined in
Section 860G(a)(5) of the Code.

(k)     Solely for the purposes of Section  1.860G-1(a)(4)(iii)  of the Treasury  Regulations,
the "latest  possible  maturity date" by which the principal  balance of each regular interest in each REMIC would be reduced to zero is June 25, 2035.

(l)     Within 30 days after the Closing Date, the REMIC  Administrator shall prepare and file with the Internal  Revenue  Service Form 8811,  "Information  Return for Real Estate  Mortgage
Investment  Conduits  (REMIC) and Issuers of  Collateralized  Debt  Obligations" for the Trust
Fund.

(m)     Neither the Trustee nor the Master  Servicer shall sell,  dispose of or substitute for any of the Mortgage  Loans (except in  connection  with (i) the default,  imminent  default or foreclosure  of a Mortgage  Loan,  including but not limited to, the  acquisition or sale of a
Mortgaged  Property acquired by deed in lieu of foreclosure,  (ii) the bankruptcy of the Trust
Fund,  (iii) the  termination  of any REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage  Loans  pursuant to Article II or III of this  Agreement)  or acquire any assets for any REMIC or sell or dispose of any  investments  in the  Custodial  Account or the
Certificate  Account  for gain,  or accept any  contributions  to any REMIC  after the Closing
Date unless it has  received an Opinion of Counsel that such sale,  disposition,  substitution or  acquisition  will not (a) affect  adversely  the status of any of REMIC I, REMIC II, REMIC
III,  REMIC IV or REMIC V as a REMIC or (b) unless the Master  Servicer has  determined in its sole  discretion to indemnify  the Trust Fund against such tax,  cause any REMIC to be subject to a tax on "prohibited  transactions" or  "contributions"  pursuant to the REMIC  Provisions.
The  Trustee  shall treat the Reserve  Fund as an outside  reserve  fund within the meaning of
Treasury  Regulation   1.860G-2(h).   The  Reserve  Fund  shall  be  owned  by  the  Class  SB
Certificateholders,  and is not an asset of the REMICs.  The Trustee shall treat the rights of the Class A, Class M and Class B  Certificateholders  to  receive  payments  from the  Reserve
Fund as rights in an interest  rate cap  contract  written by the Class SB  Certificateholders in favor of the Class A, Class M and Class B  Certificateholders.  Thus, each Class A, Class M and Class B  Certificate  shall be treated  as  representing  ownership  of not only REMIC III regular  interests,  but also  ownership of an interest in an interest rate cap contract.  For purposes  of  determining  the issue  price of the REMIC III  regular  interests,  the Trustee shall  assume that the  interest  rate cap  contract  with respect to the Class A, Class M and
Class B Certificates has a de minimis value.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)     The  Trustee  agrees  to  indemnify  the  Trust  Fund,   the   Depositor,   the  REMIC
Administrator and the Master Servicer for any taxes and costs including,  without  limitation, any  reasonable  attorneys'  fees imposed on or incurred by the Trust Fund,  the  Depositor or the Master Servicer,  as a result of a breach of the Trustee's  covenants set forth in Article
VIII or this  Article  X. In the  event  that  Residential  Funding  is no longer  the  Master
Servicer,  the Trustee shall indemnify  Residential Funding for any taxes and costs including, without  limitation,  any  reasonable  attorneys'  fees imposed on or incurred by  Residential
Funding as a result of a breach of the  Trustee's  covenants set forth in Article VIII or this
Article X.

(b)     The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor,  the Master
Servicer  and the  Trustee  for any  taxes  and  costs  (including,  without  limitation,  any reasonable  attorneys'  fees)  imposed on or incurred by the Trust Fund,  the  Depositor,  the
Master  Servicer  or the  Trustee,  as a  result  of a  breach  of the  REMIC  Administrator's covenants  set forth in this Article X with respect to compliance  with the REMIC  Provisions, including  without  limitation,  any  penalties  arising from the  Trustee's  execution of Tax
Returns  prepared by the REMIC  Administrator  that  contain  errors or  omissions;  provided, however,  that such  liability will not be imposed to the extent such breach is a result of an error or omission in information  provided to the REMIC  Administrator  by the Master Servicer in which case Section 10.02(c) will apply.

(c)     The Master  Servicer  agrees to indemnify  the Trust Fund,  the  Depositor,  the REMIC
Administrator  and the Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees)  imposed on or incurred by the Trust Fund,  the Depositor or the
Trustee,  as a  result  of a breach  of the  Master  Servicer's  covenants  set  forth in this
Article X or in Article III with respect to compliance  with the REMIC  Provisions,  including without  limitation,  any  penalties  arising  from the  Trustee's  execution  of Tax  Returns prepared by the Master Servicer that contain errors or omissions.

ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a)     This  Agreement  or any  Custodial  Agreement  may be amended from time to time by the
Depositor,  the  Master  Servicer  and  the  Trustee,  without  the  consent  of  any  of  the
Certificateholders:

(i)     to cure any ambiguity,

(ii)    to correct or supplement any provisions  herein or therein,  which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)   to  modify,  eliminate  or add to any of its  provisions  to such  extent  as shall be necessary or desirable to maintain the  qualification of REMIC I, REMIC II, REMIC III,
        REMIC IV or REMIC V as REMICs at all times that any  Certificate  is outstanding or to avoid or minimize the risk of the  imposition of any tax on the Trust Fund pursuant to the Code that would be a claim  against the Trust Fund,  provided that the Trustee has received  an Opinion of Counsel to the effect  that (A) such  action is  necessary  or desirable  to maintain  such  qualification  or to avoid or  minimize  the risk of the imposition  of any such tax and (B) such  action  will  not  adversely  affect  in any material respect the interests of any Certificateholder,

(iv)    to change the timing  and/or  nature of  deposits  into the  Custodial  Account or the
        Certificate  Account  or to  change  the  name  in  which  the  Custodial  Account  is maintained,  provided that (A) the Certificate  Account Deposit Date shall in no event be later than the related  Distribution  Date, (B) such change shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests of any  Certificateholder  and (C) such  change  shall not result in a  reduction  of the rating  assigned  to any Class of  Certificates  below  the lower of the  then-current rating  or the  rating  assigned  to such  Certificates  as of the  Closing  Date,  as evidenced by a letter from each Rating Agency to such effect,

(v)     to  modify,  eliminate  or add to the  provisions  of  Section  5.02(f)  or any  other provision hereof  restricting  transfer of the Class R Certificates by virtue of their being the  "residual  interests" in the Trust Fund provided that (A) such change shall not result in  reduction  of the  rating  assigned  to any such Class of  Certificates
        below  the  lower  of  the  then-current   rating  or  the  rating  assigned  to  such
        Certificates  as of the Closing Date, as evidenced by a letter from each Rating Agency to such  effect,  and (B) such change shall not, as evidenced by an Opinion of Counsel
        (at the expense of the party seeking so to modify,  eliminate or add such provisions), cause the Trust Fund or any of the  Certificateholders  (other than the transferor) to be subject to a federal  tax caused by a transfer  to a Person that is not a Permitted
        Transferee, or

(vi)    to make any other  provisions with respect to matters or questions  arising under this
        Agreement or such Custodial Agreement which shall not be materially  inconsistent with the  provisions of this  Agreement,  provided that such action shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests of any Certificateholder and is authorized or permitted under Section 11.09(d).

(b)     This  Agreement or any  Custodial  Agreement  may also be amended from time to time by the Depositor,  the Master  Servicer,  the Trustee and the Holders of Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates affected  thereby  for the  purpose of adding any  provisions  to or changing in any manner or eliminating  any of the  provisions  of this  Agreement  or  such  Custodial  Agreement  or of modifying  in any manner the rights of the Holders of  Certificates  of such Class;  provided, however, that no such amendment shall:

(i)     reduce in any  manner  the  amount  of, or delay the  timing  of,  payments  which are required to be  distributed  on any  Certificate  without the consent of the Holder of such Certificate,

(ii)    adversely  affect in any material  respect the interest of the Holders of Certificates of any Class in a manner  other than as  described  in clause (i) hereof  without  the consent  of Holders  of  Certificates  of such  Class  evidencing,  as to such  Class,
        Percentage Interests aggregating not less than 66%, or

(iii)   reduce the aforesaid  percentage of Certificates of any Class the Holders of which are required  to consent to any such  amendment,  in any such case  without the consent of the Holders of all Certificates of such Class then outstanding.

(c)     Notwithstanding  any  contrary  provision  of this  Agreement,  the Trustee  shall not consent to any amendment to this  Agreement  unless it shall have first received an Opinion of
Counsel  (at the  expense  of the  party  seeking  such  amendment)  to the  effect  that such amendment is permitted  under this  Agreement  and that such  amendment or the exercise of any power granted to the Master  Servicer,  the  Depositor or the Trustee in accordance  with such amendment  will not  result  in the  imposition  of a federal  tax on the Trust  Fund or cause
REMIC I,  REMIC II,  REMIC  III,  REMIC IV or REMIC V to fail to qualify as REMICs at any time that any  Certificate  is  outstanding.  The Trustee may but shall not be  obligated  to enter into any  amendment  pursuant to this Section that affects its rights,  duties and  immunities and this  agreement or otherwise;  provided  however,  such consent shall not be  unreasonably withheld.  Notwithstanding  any of the other  provisions  of this Section  11.01,  none of the
Depositor,  the Master  Servicer or the Trustee shall enter into any amendment to Section 4.09 or Section  4.02(f)(xxii)  of this  Agreement  without the prior  written  consent of the Swap
Counterparty.

(d)     Promptly after the execution of any such  amendment the Trustee shall furnish  written notification  of the substance of such  amendment to each  Certificateholder.  It shall not be necessary  for the  consent of  Certificateholders  under this  Section  11.01 to approve  the particular  form of any proposed  amendment,  but it shall be sufficient if such consent shall approve the substance  thereof.  The manner of obtaining  such consents and of evidencing  the authorization  of the  execution  thereof  by  Certificateholders  shall  be  subject  to such reasonable regulations as the Trustee may prescribe.

(e)     The Depositor shall have the option, in its sole discretion,  to obtain and deliver to the Trustee any corporate guaranty,  payment obligation,  irrevocable letter of credit, surety bond,  insurance  policy or similar  instrument or a reserve fund, or any  combination  of the foregoing,  for the purpose of protecting the Holders of the Class R Certificates  against any or all Realized Losses or other  shortfalls.  Any such instrument or fund shall be held by the
Trustee for the benefit of the Class R  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included  in the  REMIC.  To the  extent  that any such instrument  or fund  constitutes  a reserve  fund for  federal  income tax  purposes,  (i) any reserve fund so  established  shall be an outside  reserve fund and not an asset of the REMIC,
(ii) any such reserve fund shall be owned by the Depositor,  and (iii) amounts  transferred by the REMIC to any such  reserve  fund shall be treated as amounts  distributed  by the REMIC to the  Depositor  or any  successor,  all within the  meaning of  Treasury  regulations  Section
1.860G-2(h).  In connection  with the provision of any such instrument or fund, this Agreement and any  provision  hereof may be  modified,  added to,  deleted or  otherwise  amended in any manner  that is related or  incidental  to such  instrument  or fund or the  establishment  or administration  thereof,  such  amendment  to  be  made  by  written  instrument  executed  or consented  to by the  Depositor  and such  related  insurer  but  without  the  consent of any
Certificateholder  and  without  the  consent  of the Master  Servicer  or the  Trustee  being required  unless any such amendment  would impose any  additional  obligation on, or otherwise adversely  affect  the  interests  of  the  Certificateholders,  the  Master  Servicer  or the
Trustee,  as  applicable;  provided  that the Depositor  obtains an Opinion of Counsel  (which need not be an opinion of  Independent  counsel)  to the effect that any such  amendment  will not cause (a) any federal tax to be imposed on the Trust Fund,  including without  limitation, any federal tax imposed on "prohibited  transactions"  under Section 860F(a)(1) of the Code or on  "contributions  after the startup date" under  Section  860G(d)(1) of the Code and (b) any of REMIC I,  REMIC II,  REMIC  III,  REMIC IV or REMIC V to fail to  qualify as a REMIC at any time that any  Certificate is outstanding.  In the event that the Depositor  elects to provide such  coverage  in the form of a  limited  guaranty  provided  by  General  Motors  Acceptance
Corporation,  the Depositor may elect that the text of such amendment to this Agreement  shall be  substantially  in the form  attached  hereto  as  Exhibit  L (in  which  case  Residential
Funding's  Subordinate  Certificate  Loss  Obligation  as described  in such exhibit  shall be established  by  Residential  Funding's  consent  to such  amendment)  and  that  the  limited guaranty  shall be executed  in the form  attached  hereto as Exhibit M, with such  changes as the  Depositor  shall  deem to be  appropriate;  it  being  understood  that the  Trustee  has reviewed  and approved  the content of such forms and that the  Trustee's  consent or approval to the use thereof is not required.

(f)     In addition to the foregoing,  any amendment of Section 4.08 of this  Agreement  shall require the consent of the Limited Repurchase Right Holder as third-party beneficiary.

Section 11.02. Recordation of Agreement; Counterparts.

(a)     To the extent  permitted by applicable  law, this  Agreement is subject to recordation in all  appropriate  public  offices for real  property  records in all the  counties or other comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are
situated,   and  in  any  other  appropriate  public  recording  office  or  elsewhere,   such
recordation  to be effected by the Master  Servicer  and at its  expense on  direction  by the
Trustee  (pursuant to the request of the Holders of  Certificates  entitled to at least 25% of the  Voting  Rights),  but only upon  direction  accompanied  by an  Opinion of Counsel to the effect  that such  recordation  materially  and  beneficially  affects  the  interests  of the
Certificateholders.

(b)     For the purpose of  facilitating  the recordation of this Agreement as herein provided and for other  purposes,  this  Agreement  may be  executed  simultaneously  in any  number of counterparts,  each of  which  counterparts  shall  be  deemed  to be an  original,  and  such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a)     The death or incapacity of any  Certificateholder  shall not operate to terminate this
Agreement or the Trust Fund, nor entitle such  Certificateholder's  legal  representatives  or heirs to  claim  an  accounting  or to take  any  action  or  proceeding  in any  court  for a partition or winding up of the Trust Fund, nor otherwise  affect the rights,  obligations  and liabilities of any of the parties hereto.

(b)     No  Certificateholder  shall  have any right to vote  (except  as  expressly  provided herein) or in any manner  otherwise  control the operation  and  management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall anything herein set forth, or contained in the terms of the  Certificates,  be construed so as to  constitute  the  Certificateholders from time to time as partners or members of an  association;  nor shall any  Certificateholder be under any  liability  to any third  person by reason of any action  taken by the parties to this Agreement pursuant to any provision hereof.

(c)     No  Certificateholder  shall  have  any  right  by  virtue  of any  provision  of this
Agreement to institute  any suit,  action or  proceeding  in equity or at law upon or under or with  respect  to this  Agreement,  unless  such  Holder  previously  shall  have given to the
Trustee  a  written  notice  of  default  and  of the  continuance  thereof,  as  hereinbefore provided,  and  unless  also the  Holders  of  Certificates  of any  Class  evidencing  in the aggregate  not less than 25% of the related  Percentage  Interests  of such Class,  shall have made written  request upon the Trustee to institute  such action,  suit or  proceeding  in its own  name as  Trustee  hereunder  and  shall  have  offered  to the  Trustee  such  reasonable indemnity  as it may  require  against  the costs,  expenses  and  liabilities  to be incurred therein  or  thereby,  for 60 days  after its  receipt of such  notice,  request  and offer of indemnity,  shall have  neglected or refused to institute any such action,  suit or proceeding it being  understood and intended,  and being expressly  covenanted by each  Certificateholder with  every  other  Certificateholder  and  the  Trustee,  that  no one  or  more  Holders  of
Certificates  of any  Class  shall  have any  right in any  manner  whatever  by virtue of any provision of this  Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class,  or to obtain or seek to obtain priority  over or  preference  to any other such  Holder,  or to enforce  any right under this
Agreement,   except  in  the  manner   herein   provided   and  for  the  common   benefit  of
Certificateholders  of such Class or all Classes,  as the case may be. For the  protection and enforcement  of the  provisions of this Section 11.03,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the  Certificates  shall be governed by and construed in accordance with  the  laws of the  State of New York and the  obligations,  rights  and  remedies  of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.
        All  demands  and  notices  hereunder  shall be in writing and shall be deemed to have been duly given if  personally  delivered at or mailed by  registered  mail,  postage  prepaid
(except  for  notices to the  Trustee  which shall be deemed to have been duly given only when received),  to (a) in the case of the Depositor,  8400 Normandale  Lake Boulevard,  Suite 250,
Minneapolis,  Minnesota  55437,  Attention:  President  (RAMP),  or such other  address as may hereafter  be furnished  to the Master  Servicer and the Trustee in writing by the  Depositor;
(b) in the case of the  Master  Servicer,  2255  North  Ontario  Street,  Burbank,  California
91504-3120,  Attention:  Bond  Administration  or  such  other  address  as may  be  hereafter furnished  to the  Depositor  and the Trustee by the Master  Servicer  in writing;  (c) in the case of the  Trustee,  4 New York  Plaza,  6th Floor,  New York,  New York  10004,  Attention:
Worldwide  Securities  Services/Global  Debt,  RAMP  2005-RS6  or such  other  address  as may hereafter  be furnished to the  Depositor  and the Master  Servicer in writing by the Trustee;
(d) in the case of  Moody's,  99 Church  Street,  New York,  New York  10007,  Attention:  ABS
Monitoring  Department or such other address as may be hereafter  furnished to the  Depositor, the Trustee and the Master  Servicer by Moody's;  (e) in the case of Fitch,  One State  Street
Plaza - 32nd  Floor,  New  York,  New  York  10004,  Attention:  RMBS  and (f) in the  case of
Standard & Poor's,  55 Water Street,  New York,  New York 10041,  or such other address as may be hereafter  furnished to the  Depositor,  the Trustee and the Master  Servicer in writing by
Fitch.  Any notice  required or permitted to be mailed to a  Certificateholder  shall be given by  first  class  mail,  postage  prepaid,  at the  address  of such  holder  as  shown in the
Certificate  Register.  Any notice so mailed  within  the time  prescribed  in this  Agreement shall be conclusively  presumed to have been duly given, whether or not the  Certificateholder receives such notice.

Section 11.06. Notices to Rating Agencies.

        The Depositor,  the Master  Servicer or the Trustee,  as applicable,  (a) shall notify each Rating  Agency at such time as it is  otherwise  required  pursuant to this  Agreement to give notice of the  occurrence  of, any of the events  described in clause (a), (b), (c), (d),
(g), (h), (i) or (j) below,  (b) shall notify the  Subservicer at such time as it is otherwise required  pursuant to this  Agreement  to give notice of the  occurrence  of any of the events described  in clause  (a),  (b),  (c)(1),  (g)(1) or (i) below,  or (c) provide a copy to each
Rating Agency at such time as otherwise  required to be delivered  pursuant to this  Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c)     (1)  the  termination  or  appointment  of a  successor  Master  Servicer  or (2)  the termination  or appointment  of a successor  Trustee or a change in the majority  ownership of the Trustee,

(d)     the filing of any claim  under the Master  Servicer's  blanket  fidelity  bond and the errors and  omissions  insurance  policy  required  by  Section  3.12 or the  cancellation  or modification of coverage under 152 any such instrument,

(e)     the  statement  required to be delivered to the Holders of each Class of  Certificates pursuant to Section 4.03,

(f)     the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)     (1) a change in the location of the Custodial  Account or (2) a change in the location of the Certificate Account,

(h)     the  occurrence  of any  monthly  cash flow  shortfall  to the Holders of any Class of
Certificates  resulting  from the failure by the Master  Servicer to make an Advance  pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided,  however,  that with respect to notice of the occurrence of the events  described in clauses (d), (g) or (h) above,  the Master  Servicer  shall provide  prompt  written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any  one or  more  of the  covenants,  agreements,  provisions  or  terms  of  this
Agreement shall be for any reason  whatsoever held invalid,  then such covenants,  agreements, provisions  or terms  shall be deemed  severable  from the  remaining  covenants,  agreements, provisions  or  terms  of  this  Agreement  and  shall  in  no  way  affect  the  validity  or enforceability  of the  other  provisions  of this  Agreement  or of the  Certificates  or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

(a)     This  Agreement  may be  supplemented  by means of the addition of a separate  Article hereto (a "Supplemental  Article") for the purpose of  resecuritizing  any of the Certificates issued hereunder,  under the following circumstances.  With respect to any Class or Classes of
Certificates  issued  hereunder,  or any portion of any such Class,  as to which the Depositor
or  any  of  its  Affiliates  (or  any  designee   thereof)  is  the  registered  Holder  (the
"Resecuritized Certificates"),  the Depositor may deposit such Resecuritized Certificates into a new REMIC,  grantor trust or custodial  arrangement (a  "Restructuring  Vehicle") to be held by the Trustee pursuant to a Supplemental  Article.  The instrument adopting such Supplemental
Article shall be executed by the  Depositor,  the Master  Servicer and the Trustee;  provided, that neither the Master  Servicer nor the Trustee  shall  withhold  their  consent  thereto if their respective  interests would not be materially  adversely affected thereby. To the extent that the terms of the  Supplemental  Article do not in any way affect any  provisions  of this
Agreement  as to any of the  Certificates  initially  issued  hereunder,  the  adoption of the
Supplemental   Article  shall  not  constitute  an  "amendment"   of  this   Agreement.   Each
Supplemental  Article shall set forth all necessary  provisions relating to the holding of the
Resecuritized  Certificates by the Trustee,  the establishment of the  Restructuring  Vehicle, the  issuing of various  classes of new  certificates  by the  Restructuring  Vehicle  and the distributions  to be  made  thereon,  and  any  other  provisions  necessary  to the  purposes thereof.  In connection  with each  Supplemental  Article,  the Depositor shall deliver to the
Trustee an Opinion of Counsel to the effect that (i) the  Restructuring  Vehicle  will qualify as a REMIC,  grantor  trust or other  entity not  subject to taxation  for federal  income tax purposes  and (ii) the  adoption of the  Supplemental  Article will not endanger the status of any of REMIC I,  REMIC  II,  REMIC  III,  REMIC  IV or  REMIC V as a REMIC  or  result  in the imposition  of a tax upon the Trust Fund  (including  but not limited to the tax on prohibited transaction  as defined in Section  860F(a)(2) of the Code and the tax on  contributions  to a
REMIC as set forth in Section 860G(d) of the Code.

Section 11.09. [Reserved].

Section 11.10. Third Party Beneficiaries.

        The Limited Repurchase Right Holder is an express  third-party  beneficiary of Section
4.08 of this  Agreement,  and shall  have the  right to  enforce  the  related  provisions  of
Section  4.08 of this  Agreement as if it were a party  hereto.  The Swap  Counterparty  is an express  third-party  beneficiary of this  Agreement,  and shall have the right to enforce the provisions of this Agreement.

        IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer  and the Trustee have caused their names to be signed hereto by their  respective  officers  thereunto duly  authorized and their respective  seals,  duly attested,  to be hereunto  affixed,  all as of the day and year first above written.

[Seal]                                          RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                                By:         /s/ Joe Orning
Attest:    /s/  Pieter VanZyl                           Name: Joe Orning
                                                        Title:  Vice President
        Name:  Pieter VanZyl
        Title:   Vice President

[Seal]                                          RESIDENTIAL FUNDING CORPORATION

Attest:    /s/ Joe Orning                       By:        /s/ Pieter VanZyl
        Name: Joe Orning                                Name: Pieter VanZyl
        Title: Associate                                Title:   Associate

[Seal]                                          JPMORGAN CHASE BANK, N.A.
                                                as Trustee

Attest:   /s/ Terry Stewart                     By:         /s/ Joanne Murray
        Name: Terry Stewart                             Name: Joanne Murray
        Title:   Vice President                         Title:   Assistant Vice President

STATE OF MINNESOTA               )
                                 ) ss.:
COUNTY OF HENNEPIN               )

               On the 1st day of July,  2005 before me, a notary public in and for said State, personally  appeared  Joe Orning,  known to me to be a Vice  President  of  Residential  Asset
Mortgage  Products,  Inc., one of the corporations  that executed the within  instrument,  and also  known  to me to be the  person  who  executed  it on  behalf  of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            _____________________________
[Notarial Seal]

STATE OF MINNESOTA               )
                                 ) ss.:
COUNTY OF HENNEPIN               )

               On the 1st day of July,  2005 before me, a notary public in and for said State, personally  appeared  Pieter  VanZyl,  known to me to be an Associate of  Residential  Funding
Corporation,  one of the corporations that executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            ___________________________

[Notarial Seal]

STATE OF NEW YORK                )
                                 ) ss.:
COUNTY OF NEW YORK               )

               On the 1st day of July,  2005 before me, a notary public in and for said State, personally  appeared  Joanne Murray,  known to me to be a Assistant Vice President of JPMorgan
Chase Bank,  N.A., a New York banking  corporation  that executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said banking  corporation  and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            ___________________________

[Notarial Seal]